UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☑     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to Section 240.14a-12
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

(Name of Registrant as Specified in Its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Dear Shareholders:

On [ • ], 2010, commencing at 10:00 a.m., local time, we will hold special court-ordered meetings of our voting and non-voting common shareholders at our corporate headquarters located at 27 Richmond Road, Pembroke HM 08, Bermuda.

Our board of directors has unanimously approved, and is recommending that our common shareholders approve, a proposal that would result in your holding shares in a Swiss corporation rather than a Bermuda company. The proposed scheme of arrangement under Bermuda law will effectively change our place of incorporation from Bermuda to Switzerland. The number of common shares you will own in Allied World Assurance Company Holdings, AG, the new Swiss corporation, will be the same as the number of common shares you held in Allied World Assurance Company Holdings, Ltd, the existing Bermuda company, immediately prior to the completion of the transaction, and your relative economic interest in the company will remain unchanged.

After the completion of the transaction, our company will continue to conduct the same business operations as we conducted prior to the transaction, with the Swiss corporation as our ultimate holding company instead of the Bermuda company. We expect the voting shares of the Swiss corporation to be listed on the NYSE under the symbol “AWH,” the same symbol under which our common shares are currently listed. Upon completion of the transaction, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles.

The planned change to our place of incorporation from Bermuda to Switzerland will locate the company in a country that is a leading financial center with a strong reputation for economic and political stability, a shareholder-friendly governance environment and a corporate tax regime that will allow us to maintain a competitive worldwide effective corporate tax rate.

Under U.S. federal income tax law, our shareholders generally will not recognize a gain or loss in the transaction.

This proxy statement provides you with detailed information regarding the transaction. We encourage you to read this entire document carefully. You should carefully consider “Risk Factors” beginning on page 22 for a discussion of risks before voting at the meeting.

The transaction cannot be completed without, among other things, (1) the affirmative vote of a majority in number of the holders of Allied World Assurance Company Holdings, Ltd voting common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the voting common shares present and voting on the proposal, whether in person or by proxy; (2) the affirmative vote of a majority in number of the holders of Allied World Assurance Company Holdings, Ltd non-voting common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the non-voting common shares present and voting on the proposal, whether in person or by proxy; and (3) the approval of the Supreme Court of Bermuda. Your board of directors unanimously recommends that you vote to approve the transaction.

Please date, sign and return the enclosed proxy card(s) in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by using the telephone or Internet, as described in the attached proxy statement, so that your shares may be represented at the relevant special court-ordered meeting and voted in accordance with your wishes.

If you have any questions about the meeting, or if you require assistance, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 or our Corporate Secretary at (441) 278-5400.

If you attend the relevant meeting, you may vote in person, even if you have previously submitted a proxy card.

Sincerely,

Scott A. Carmilani
President, Chief Executive Officer and Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the transaction or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

This proxy statement is dated [ • ], 2010 and is first being mailed to shareholders on or about [ • ], 2010.

FOR HOLDERS OF VOTING COMMON SHARES ONLY

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
27 Richmond Road
Pembroke HM 08, Bermuda

NOTICE OF SPECIAL COURT-ORDERED MEETING OF
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
VOTING COMMON SHAREHOLDERS
TO BE HELD ON [ • ], 2010

[ • ], 2010

To our Voting Shareholders:

We will hold a special court-ordered meeting of our voting common shareholders at our corporate headquarters, located at 27 Richmond Road, Pembroke HM 08, Bermuda, commencing at 10:00 a.m., local time, on [ • ], 2010 to vote:

•	To approve a redomestication to be effected by the Scheme of Arrangement attached as Annex A to this proxy statement, between Allied World Assurance Company Holdings, Ltd, a company organized under the laws of Bermuda (“Allied World Bermuda”), and Allied World Assurance Company Holdings, AG, a Swiss corporation and a wholly-owned subsidiary of Allied World Bermuda (“Allied World Switzerland”). Under the terms of the Scheme of Arrangement, each holder of Allied World Bermuda voting common shares outstanding immediately before the transaction is effected will receive voting shares of Allied World Switzerland, par value CHF 10.85 ($10.00) per share, on a one-for-one basis with respect to such outstanding Allied World Bermuda voting common shares, and each holder of Allied World Bermuda non-voting common shares outstanding immediately before the transaction is effected will receive non-voting participation certificates of Allied World Switzerland, par value CHF 10.85 ($10.00) per share, on a one-for-one basis with respect to such outstanding Allied World Bermuda non-voting common shares;

•	On a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement; and

•	On any other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

Under Bermuda law, the Scheme of Agreement must be separately approved by the holders of Allied World Bermuda’s voting and non-voting common shares. Only shareholders of record holding voting common shares, as shown by the transfer books of Allied World Bermuda, as of the close of business on [ • ], 2010 are entitled to vote at the special court-ordered meeting and at any adjournment or postponement thereof. If you are a holder of non-voting common shares, you may ignore this Notice. Instead, please see the notice specifically for our non-voting shareholders.

Please sign, date and return the enclosed proxy card in the return envelope furnished for that purpose, as promptly as possible, whether or not you plan to attend the meeting. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement. For further information concerning the use of the proxy and other related matters, you are urged to read the proxy statement on the following pages.

Admission to the special court-ordered meeting of holders of voting common shares will be by ticket only. If you are a record holder of voting common shares and plan to attend the meeting, please check the appropriate box on the proxy card or, if you appoint a proxy by Internet or telephone, indicate your plans to attend when prompted. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting. If you are a shareholder whose voting common shares are held through an intermediary such as a bank or broker, please follow the instructions in the proxy statement to obtain a ticket.

The Scheme of Arrangement will be subject to an application to the Supreme Court of Bermuda seeking sanction or approval of the Scheme of Arrangement, which application will be heard on or about [ • ], 2010.

By Order of the Board of Directors,

Wesley D. Dupont
Corporate Secretary

This proxy statement incorporates documents by reference. See “Where You Can Find More Information” beginning on page 84 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner of common shares, upon request directed to Wesley D. Dupont, Corporate Secretary, Allied World Assurance Company Holdings, Ltd, 27 Richmond Road, Pembroke HM 08, Bermuda. To ensure timely delivery of these documents, any request should be made by [ • ], 2010. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement.

FOR HOLDERS OF NON-VOTING COMMON SHARES ONLY

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
27 Richmond Road
Pembroke HM 08, Bermuda

NOTICE OF SPECIAL COURT-ORDERED MEETING OF
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
NON-VOTING COMMON SHAREHOLDERS
TO BE HELD ON [ • ], 2010

[ • ], 2010

To our Non-Voting Shareholders:

We will hold a special court-ordered meeting of our non-voting common shareholders at our corporate headquarters, located at 27 Richmond Road, Pembroke HM 08, Bermuda, commencing at 10:30 a.m., local time, on [ • ], 2010 to vote:

•	To approve a redomestication to be effected by the Scheme of Arrangement attached as Annex A to this proxy statement, between Allied World Assurance Company Holdings, Ltd, a company organized under the laws of Bermuda (“Allied World Bermuda”), and Allied World Assurance Company Holdings, AG, a Swiss corporation and a wholly-owned subsidiary of Allied World Bermuda (“Allied World Switzerland”). Under the terms of the Scheme of Arrangement, each holder of Allied World Bermuda voting common shares outstanding immediately before the transaction is effected will receive voting shares of Allied World Switzerland, par value CHF 10.85 ($10.00) per share, on a one-for-one basis with respect to such outstanding Allied World Bermuda voting common shares, and each holder of Allied World Bermuda non-voting common shares outstanding immediately before the transaction is effected will receive non-voting participation certificates of Allied World Switzerland, par value CHF 10.85 ($10.00) per share, on a one-for-one basis with respect to such outstanding Allied World Bermuda non-voting common shares;

•	On a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement; and

•	On any other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

Under Bermuda law, the Scheme of Agreement must be separately approved by the holders of Allied World Bermuda’s voting and non-voting common shares. Only shareholders of record holding non-voting common shares, as shown by the transfer books of Allied World Bermuda, as of the close of business on [ • ], 2010 are entitled to vote at the special court-ordered meeting and at any adjournment or postponement thereof. If you are a holder of voting common shares, you may ignore this Notice. Instead, please see the notice specifically for our voting shareholders.

Please sign, date and return the enclosed proxy card in the return envelope furnished for that purpose, as promptly as possible, whether or not you plan to attend the meeting. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement. For further information concerning the use of the proxy and other related matters, you are urged to read the proxy statement.

Admission to the special court-ordered meeting of holders of non-voting common shares will be by ticket only. If you are a record holder of non-voting common shares and plan to attend the meeting, please check the appropriate box on the proxy card or, if you appoint a proxy by Internet or telephone, indicate your plans to attend when prompted. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting.

The Scheme of Arrangement will be subject to an application to the Supreme Court of Bermuda seeking sanction or approval of the Scheme of Arrangement, which application will be heard on or about [ • ], 2010.

By Order of the Board of Directors,

Wesley D. Dupont
Corporate Secretary

This proxy statement for our non-voting common shareholders incorporates documents by reference. See “Where You Can Find More Information” beginning on page 84 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner of common shares, upon request directed to Wesley D. Dupont, Corporate Secretary, Allied World Assurance Company Holdings, Ltd, 27 Richmond Road, Pembroke HM 08, Bermuda. To ensure timely delivery of these documents, any request should be made by [ • ], 2010. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement.

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ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
27 Richmond Road
Pembroke HM 08, Bermuda

PROXY STATEMENT

For the Special Court-Ordered Meetings of
Voting Common Shareholders and
Non-Voting Common Shareholders
To be held on [ • ], 2010

GENERAL INFORMATION

Q:	Why am I receiving these materials?

A:	You are receiving these materials because you are a shareholder of Allied World Assurance Company Holdings, Ltd (“Allied World Bermuda”) as of the Record Date (as defined below). The board of directors of Allied World Bermuda is soliciting the enclosed proxy to be voted at our special court-ordered meetings of common shareholders to be held on [ • ], 2010 (the “Special Meetings”), and any adjournments or postponements thereof, at the times and place and for the purposes set forth in the accompanying Notice of Special Court-Ordered Meeting of Allied World Assurance Company Holdings, Ltd Voting Common Shareholders and the accompanying Notice of Special Court-Ordered Meeting of Allied World Assurance Company Holdings, Ltd Non-Voting Common Shareholders (collectively, the “Notices of Special Meetings”). This proxy statement summarizes the information you need to know to vote at the relevant Special Meeting. When the enclosed proxy card is properly executed and returned, the company’s common shares, par value $0.03 per share, it represents will be voted, subject to any direction to the contrary, at the relevant Special Meeting FOR the matters specified in the relevant Notice of Special Meeting attached hereto and described more fully herein.

This proxy statement, the attached Notices of Special Meetings and the enclosed proxy cards are being first mailed to shareholders on or about [ • ], 2010.

Q:	Who is entitled to vote?

A:	The Board has set [ • ], 2010, as the record date for the Special Meetings (the “Record Date”). Shareholders of record holding Allied World Bermuda voting common shares, as shown by the transfer books of the company as of the close of business on the Record Date, will be entitled to vote at the special court-ordered meeting of voting common shareholders and at any adjournment or postponement thereof. Holders of non-voting common shares (the substantial majority of which are held by certain Goldman Sachs Capital Partners and other investment funds, which are affiliates of the Goldman Sachs Group, Inc. (the “GSCP Funds”)), will receive this proxy statement but will vote at a separate special court-ordered meeting of non-voting common shareholders to be held immediately following the special court-ordered meeting of voting common shareholders. As of [ • ], 2010, there were [ • ] common shares outstanding, of which [ • ] were voting common shares and [ • ] were non-voting common shares. References to “common shares” in this proxy statement refer to Allied World Bermuda’s voting and non-voting common shares combined.

Q:	What will I be voting on?

A:	You are being asked to vote on a scheme of arrangement under Bermuda law, whereby your common shares of Allied World Bermuda will be cancelled and you will receive, on a one-for-one basis, new voting shares and/or non-voting participation certificates, as applicable, of Allied World Assurance Company Holdings, AG, the new Swiss corporation (“Allied World Switzerland”), for the purpose of changing our place of incorporation from Bermuda to Switzerland (the “Scheme of Arrangement”). As a result of the Scheme of Arrangement, shareholders of Allied World Bermuda will become shareholders of Allied World Switzerland.

You are also being asked to vote on a proposal to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement proposal. Approval of the adjournment proposal is not a condition to the Scheme of Arrangement. You may also vote on any other business that properly comes before the relevant Special Meeting.

Q:	What are the voting recommendations of the Board?

A:	Your Board unanimously recommends that you vote:

A. FOR the approval of the Scheme of Arrangement, and

B. FOR the motion to adjourn the relevant Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement.

Q:	How many votes do I have?

A:	Holders of common shares are entitled to one vote per share on each matter to be voted upon by the shareholders at the relevant Special Meeting.

Q:	How do I vote?

A:	The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your common shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of the company’s share transfer agent, Continental Stock Transfer & Trust Company, you may appoint a proxy to vote on your behalf:

• By internet, at the web address shown on the form of proxy card;

• By telephone, using the telephone number shown on the form of proxy card; and

• By mail, returning your completed and signed proxy card to the address shown on the form of proxy card.

If you own shares of record, you may also vote your common shares in person at the relevant Special Meeting.

If you own shares through a bank or brokerage firm, you may instead receive from your bank or brokerage firm a voting instruction form with this proxy statement that you may use to instruct them how your shares are to be voted. As with a proxy card, you may direct how your shares are to be voted by completing, signing and returning the voting instructions form in the envelope provided. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If you want to vote your shares in person at the meeting, you must obtain a proxy from your bank or broker giving you the right to vote your common shares at the relevant Special Meeting.

Allied World Bermuda has requested that bank, brokerage and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of voting common shares and will reimburse the banks, brokers and other fiduciaries for their reasonable out-of-pocket expenses for forwarding the materials.

Q:	Who will count the vote?

A:	A representative from Conyers Dill & Pearman Limited, a Bermuda law firm, will act as the inspector of elections and will be responsible for determining whether or not a quorum is present and tabulating the votes cast by proxy (which will have been certified by our independent transfer agent) or in person at the relevant Special Meeting.

Q:	What does it mean if I receive more than one proxy card?

A:	Generally, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you should complete, sign and return each proxy card you receive.

Q:	What happens if I sign and return my proxy card but do not indicate how to vote my shares?

A:	If no instructions are provided in an executed proxy card, the common shares represented by the proxy will be voted at the relevant Special Meeting FOR each of the proposals, and, as to any other business as may properly come before the Special Meeting, in accordance with the proxyholder’s judgment as to such business.

Q:	How are abstentions and “broker non-votes” treated?

A:	Abstentions and “broker non-votes” will be counted toward the presence of a quorum at, but will not be considered votes cast on any of the proposals brought before, the relevant Special Meeting. Broker non-votes are shares held by banks or brokers for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and for which the bank or broker does not have discretionary voting power under rules applicable to broker-dealers. If you own shares through a bank or brokerage firm and you do not instruct your bank or broker how to vote, your bank or broker will have discretion to vote your shares on “routine” matters. More importantly, without instructions from you, your bank or broker will not have discretion to vote on “non-routine” matters, such as the approval of the Scheme of Arrangement.

Q:	Can I change my vote after I have mailed my signed proxy card or otherwise instructed how my shares are to be voted?

A:	Yes. You may change your vote by:

• Voting again over the internet or by telephone prior to 7:00 p.m., Eastern Time, on [ • ], 2010;

• Providing the Corporate Secretary with written notice of revocation, by voting in person at the relevant Special Meeting or by executing a later-dated proxy card; provided, however, that the action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken; or

• If you own shares through a bank or brokerage firm, obtaining a proxy from your bank or broker giving you the right to vote your common shares at the relevant Special Meeting.

Attendance at a Special Meeting by a shareholder who has executed and delivered a proxy card to us shall not in and of itself constitute a revocation of such proxy. Only your vote at the relevant Special Meeting will revoke your proxy.

Q:	How does the voting take place at the Special Meeting?

A:	A vote by poll will be taken on all matters properly brought before the Special Meeting. On a vote by poll, each shareholder present who elects to vote in person and each person holding a valid proxy is entitled to one vote for each common share owned or represented.

Q:	Who pays the costs of soliciting proxies?

A:	The cost of the solicitation of proxies will be borne by Allied World Bermuda. Solicitation will be made by mail, and may be made by the company’s directors, officers and employees, personally or by telephone, facsimile or other electronic means, for which the company’s directors, officers and employees will not receive any additional compensation. Proxy cards and materials also will be distributed to beneficial owners of voting common shares through banks, brokers, custodians, nominees and other parties, and the company expects to reimburse such parties for their charges and expenses. MacKenzie Partners, Inc. has been retained to assist the company in the solicitation of proxies at a fee not expected to exceed $8,000, plus out-of-pocket expenses.

OVERVIEW OF THE REDOMESTICATION

We are seeking your approval at the Special Meetings of a scheme of arrangement under Bermuda law that will effectively change our place of incorporation from Bermuda to Switzerland.

The Scheme of Arrangement involves several steps. Allied World Bermuda, the Bermuda company whose common shares you currently own, has formed a new corporation registered in Switzerland named Allied World Assurance Company Holdings, AG (as defined above, “Allied World Switzerland”) as a direct, wholly-owned subsidiary. On [ • ], 2010, we petitioned the Supreme Court of Bermuda (the “Supreme Court”) to order the calling of a meeting of holders of Allied World Bermuda voting common shares (and immediately thereafter a meeting of holders of Allied World Bermuda non-voting common shares) to approve the Scheme of Arrangement. On [ • ], 2010, the Supreme Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the Special Meetings to approve the Scheme of Arrangement on [ • ], 2010. If we obtain the necessary shareholder approval, the Supreme Court will hold a second hearing scheduled to be held on or about [ • ], 2010 to approve the Scheme of Arrangement (the “Sanction Hearing”). Assuming we receive the necessary approvals from the shareholders and the Supreme Court and the other conditions to consummation of the Scheme of Arrangement are satisfied, the following steps will occur pursuant to the Scheme of Arrangement:

(1) all previously outstanding common shares of Allied World Bermuda will be cancelled;

(2) Allied World Bermuda will issue [ • ] voting and [ • ] non-voting common shares to Allied World Switzerland (which will constitute all of Allied World Bermuda’s issued common shares at such time); and

(3) Allied World Switzerland will issue (i) voting shares of Allied World Switzerland on a one-for-one basis to the holders of Allied World Bermuda voting common shares that have been cancelled and (ii) non-voting participation certificates of Allied World Switzerland having no voting rights on a one-for-one basis to the holders of Allied World Bermuda non-voting common shares that have been cancelled.

As a result of the Scheme of Arrangement, the holders of voting common shares of Allied World Bermuda will become holders of voting shares of Allied World Switzerland, the holders of non-voting common shares of Allied World Bermuda will become holders of non-voting participation certificates of Allied World Switzerland, and Allied World Bermuda will become a wholly-owned subsidiary of Allied World Switzerland.

In connection with the consummation of the Scheme of Arrangement:

•	Allied World Switzerland will issue an additional [ • ] voting shares of Allied World Switzerland to be held in treasury (the “Treasury Shares”) in order to satisfy delivery obligations under certain of our equity-based incentive plans and under the put agreements we will attempt to enter into with the holders of the Allied World Switzerland non-voting participation certificates and warrants with respect to non-voting participation certificates (see “Description of Allied World Switzerland Shares — Participation Certificates”); and

•	pursuant to the terms of Allied World Bermuda’s warrants outstanding on the date of the consummation of the Scheme of Arrangement, Allied World Switzerland will assume Allied World Bermuda’s obligations under the warrants and will agree to issue voting shares and/or non-voting participation certificates of Allied World Switzerland (rather than Allied World Bermuda shares) upon exercise of the warrants in accordance with their terms.

As of [ • ], 2010, there were [ • ] voting common shares of Allied World Bermuda outstanding, [ • ] non-voting common shares outstanding, and warrants outstanding to purchase up to 2,000,000 voting common shares and up to 1,500,000 non-voting common shares of Allied World Bermuda. In addition, there were [ • ] voting common shares of Allied World Bermuda reserved for issuance pursuant to outstanding equity awards and an additional [ • ] voting common shares available for issuance but unissued under Allied World Bermuda’s equity-based incentive plans. Allied World Bermuda also holds [ • ] common shares in treasury. Immediately after completion of the Redomestication (as defined below), our new parent company Allied World Switzerland will have the same number of Allied World Switzerland voting shares and non-voting participation certificates as there were voting common shares and non-voting common shares, respectively, outstanding for Allied World Bermuda immediately before completion of the transaction, including [ • ] Treasury Shares.

We refer to the foregoing transactions, including the steps of the Scheme of Arrangement, as the “Redomestication.”

The following diagram shows the structure of Allied World Bermuda before the Redomestication and following the Redomestication. The diagram does not reflect all of the legal entities owned by Allied World Bermuda.

Following the Redomestication, our outstanding 7.50% Senior Notes due August 1, 2016 (the “Senior Notes”) will remain outstanding at Allied World Bermuda. Subsequent to the solicitation of votes pursuant to this proxy statement, Allied World Bermuda will seek the consent of the noteholders solely for the purpose of removing the contractual requirement in the indenture governing the notes that would require Allied World Bermuda to continue to file periodic reports with the U.S. Securities and Exchange Commission (“SEC”) following the Redomestication (which would be in addition to the SEC reports that will be required of Allied World Switzerland). Following the Redomestication, Allied World Switzerland will fully and unconditionally guaranty the Senior Notes.

In this proxy statement, we sometimes refer to Allied World Bermuda and Allied World Switzerland as “we,” “our,” “us” or “the company” and which, as the context so requires, includes Allied World Bermuda or Allied World Switzerland and its subsidiaries as a consolidated group. Also, in this proxy statement, “$” refers to U.S. dollars and “CHF” to Swiss francs. All amounts of Swiss francs reported in this proxy statement assume an exchange rate of CHF 1.085 to $1.00, the exchange rate prevailing on June 30, 2010.

QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION

Q:	What am I being asked to vote on at the meeting?

A:	You are being asked to vote on a Scheme of Arrangement under Bermuda law, whereby your common shares of Allied World Bermuda will be cancelled and you will receive, on a one-for-one basis, new voting shares or non-voting participation certificates of Allied World Switzerland, which will reflect your current holding of common shares in Allied World Bermuda, for the purpose of changing our place of incorporation from Bermuda to Switzerland. As a result of the Scheme of Arrangement, shareholders of Allied World Bermuda will become shareholders of Allied World Switzerland. Many of the principal attributes of Allied World Bermuda’s voting shares and non-voting shares and Allied World Switzerland’s voting shares and non-voting participation certificates, respectively, will be similar. However, there are differences between your rights under Swiss law and under Bermuda law. In addition, there are differences between Allied World Bermuda’s memorandum of association and bye-laws and Allied World Switzerland’s articles of association and organizational regulations that will become effective after the completion of the Redomestication. We discuss these differences in detail under “Description of Allied World Switzerland Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of Allied World Switzerland’s amended and restated articles of association and organizational regulations are attached as Annex D and Annex E to this proxy statement, respectively.

You are also being asked to vote on a proposal to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement proposal. Approval of the adjournment proposal is not a condition to the Scheme of Arrangement.

Q:	Why was Switzerland selected as the place of domicile for Allied World Switzerland?

A:	Switzerland is a leading financial center and has a strong reputation for economic and political stability. It is home to several of Europe’s major multinational organizations spanning several industries, including power, banking, insurance, consumer products and pharmaceuticals. Switzerland also has a stable and well-developed infrastructure base and is a major transportation hub, providing a base for possible expansion of corporate functions in an optimal centralized European location.

We believe that the Redomestication to Switzerland will help reduce certain reputational, political, regulatory and financial risks to our company. The Redomestication can increase our strategic flexibility while posing no noticeable risks to our operating model, our long-term strategy or our ability to maintain a competitive worldwide effective corporate tax rate.

Switzerland also has a well-developed legal system that we believe encourages a high standard of corporate governance and provides shareholders with substantial rights. Generally, the rights of a shareholder of a Swiss company are substantially similar to, and in some cases more favorable to shareholders than, the rights of a shareholder of a Bermuda company.

Please see “The Redomestication — Background and Reasons for the Redomestication” for more information. Our board of directors has considered both the potential advantages and risks of the Redomestication and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement. We cannot assure you, however, that the anticipated benefits of the Redomestication will be realized. In addition to the potential benefits described above, the Redomestication will expose Allied World Bermuda and its shareholders to certain risks. Please see the discussion under “Risk Factors.”

Q:	Will the Redomestication affect our current or future operations?

A:	We currently believe that the Redomestication will have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our legal domicile.

Q:	Will the Redomestication dilute my economic interest?

A:	The Redomestication will not dilute your economic interest in Allied World Bermuda. Immediately after the Redomestication, the number of outstanding voting shares of Allied World Switzerland will be the same as the number of outstanding voting common shares of Allied World Bermuda immediately before the

Redomestication and the number of outstanding non-voting participation certificates of Allied World Switzerland will be the same as the number of outstanding non-voting common shares of Allied World Bermuda immediately before the Redomestication. For changes in the capital structure that could have a dilutive effect see “— Description of Allied World Switzerland Shares,” “— Capital Structure,” “— Authorized Share Capital,” “— Conditional Share Capital,” “— Conditional Participation Capital” and “— Treasury Shares” below.

Q:	What are the material tax consequences of the Redomestication?

A:	Please read the following questions and answers regarding some of the potential tax consequences of the Redomestication. Please refer to “Material Tax Considerations” beginning on page 38 for a description of the material U.S. federal income tax and Swiss tax consequences of the Redomestication to Allied World Bermuda shareholders. Determining the actual tax consequences to you of the Redomestication may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Redomestication to you.

Q:	Is the Redomestication taxable to me?

A:	Under U.S. federal income tax law, holders of shares of Allied World Bermuda generally will not recognize gain or loss in the Redomestication. Under Swiss tax law, no tax is due from non-Swiss holders of Allied World Bermuda shares on the receipt of Allied World Switzerland voting shares or non-voting participation certificates in the Redomestication. Any beneficial owner of Allied World Bermuda shares, and particularly Swiss holders, are urged to consult their tax advisers regarding the tax consequences to them of the Redomestication.

Q:	Is the Redomestication a taxable transaction for either Allied World Bermuda or Allied World Switzerland?

A:	No. The Redomestication is not a taxable transaction for Allied World Bermuda or Allied World Switzerland.

Q:	When do you expect the Redomestication to be completed?

A:	We are working towards completing the Redomestication as quickly as possible and, assuming the Scheme of Arrangement is approved by the requisite shareholder votes and by the Supreme Court and the conditions to the consummation of the Scheme of Arrangement are satisfied, we expect to do so as soon as practicable following the Sanction Hearing. We currently expect to complete the Redomestication prior to the year end 2010. See Annex C for an expected timetable. However, the Redomestication may be abandoned or delayed for any reason by our board of directors at any time prior to the Special Meetings.

Q:	What will I receive for my Allied World Bermuda common shares?

A:	After the Redomestication is completed, you will hold one Allied World Switzerland voting share for each Allied World Bermuda voting common share you held immediately prior to the completion of the Redomestication and one Allied World Switzerland non-voting participation certificate for each Allied World Bermuda non-voting common share you held immediately prior to the completion of the Redomestication.

Q:	If the Scheme of Arrangement is approved, do I have to take any action to cancel my Allied World Bermuda common shares and receive Allied World Switzerland voting shares or non-voting participation certificates?

A:	No. Your Allied World Bermuda common shares will be cancelled and Allied World Switzerland securities will be issued without any action on your part. If you held Allied World Bermuda voting common shares you will receive Allied World Switzerland voting shares, and if you held Allied World Bermuda non-voting common shares you will receive Allied World Switzerland non-voting participation certificates. All of Allied World Switzerland’s voting shares and non-voting participation certificates will be issued in uncertificated book-entry form. Consequently, if you currently hold Allied World Bermuda shares in certificated form, following the Redomestication, your Allied World Bermuda share certificates will cease to have effect as documents or evidence of title. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Allied World Switzerland voting shares and/or non-voting participation certificates, as applicable.

Q:	Can I trade Allied World Bermuda shares between the date of this proxy statement and the effective time of the Scheme of Arrangement?

A:	Yes. Allied World Bermuda shares will continue to trade on the New York Stock Exchange (“NYSE”) during this period.

Q:	After the Redomestication, where can I trade Allied World Switzerland shares?

A:	We intend to apply so that, immediately following the consummation of the Redomestication, the voting shares of Allied World Switzerland will be listed on the NYSE under the symbol “AWH,” the same symbol under which your common shares are currently listed.

Q:	What vote of Allied World Bermuda shareholders is required to approve the proposals?

A:	To approve the Scheme of Arrangement, (i) the affirmative vote of a majority in number of the holders of the Allied World Bermuda voting common shares present and voting at the meeting of voting common shareholders, whether in person or by proxy, representing 75% or more in value of the voting common shares present and voting at the meeting, whether in person or by proxy; and (ii) the affirmative vote of a majority in number of the holders of the Allied World Bermuda non-voting common shares present and voting at the meeting of non-voting common shareholders, whether in person or by proxy, representing 75% or more in value of the non-voting common shares present and voting at the meeting, whether in person or by proxy, is required. The affirmative vote of holders of at least a majority of the Allied World Bermuda voting common shares present and voting at the meeting, whether in person or by proxy, is required to approve the adjournment proposal with respect to the meeting of voting common shareholders; and the affirmative vote of holders of at least a majority of the Allied World Bermuda non-voting common shares present and voting at the meeting, whether in person or by proxy, is required to approve the adjournment proposal with respect to the meeting of non-voting common shareholders. Please see “Summary — Required Vote” and “General Information — Q: How are abstentions and broker non-votes treated?” for more information, including a description of the effects of abstentions and broker non-votes on the proposals.

Q:	Why is there a Special Meeting of non-voting common shareholders being held following the Special Meeting of voting common shareholders?

A:	Under Bermuda law, the Scheme of Arrangement must be separately approved by the holders of Allied World Bermuda’s voting and non-voting common shares. The GSCP Funds hold [ • ]% of the issued and outstanding non-voting common shares of Allied World Bermuda. In light of the requirement that the holders of the Allied World Bermuda non-voting common shares approve the Scheme of Arrangement, prior to submitting the Scheme of Arrangement and related transactions to our shareholders, we inquired of the GSCP Funds whether they would support the proposed Redomestication transactions. The GSCP Funds have communicated to us that they have determined, on a preliminary basis, to support the transactions. You should note, however, that the GSCP Funds continue to evaluate the transactions and have not committed or in any way obligated themselves to vote for the Scheme of Arrangement, and there is no assurance that the GSCP Funds will not ultimately determine against supporting the Redomestication and to withhold their votes from or cast their votes against the Scheme of Arrangement. If the Scheme of Arrangement is approved, their and other outstanding non-voting common shares of Allied World Bermuda will be cancelled in exchange for non-voting participation certificates of Allied World Switzerland on a one-for-one basis. The non-voting participation certificates have the same entitlement to dividends and liquidation distributions as the voting shares of Allied World Switzerland, but have no voting or other participation rights in shareholders meetings.

Q:	What quorum is required for action at the meeting?

A:	The presence of two or more persons at the meeting representing in person or by proxy more than 50% of our total issued and outstanding voting common shares or non-voting common shares, as appropriate, throughout the relevant meeting will constitute a quorum. Abstentions and “broker non-votes” will be counted toward the presence of a quorum at, but will not be considered votes cast on any of the proposals brought before, the meeting. Broker non-votes are shares held by banks or brokers for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and for which the bank or broker does not have discretionary voting power under rules applicable to broker-dealers. If you own shares through a bank or brokerage firm and you do not instruct your bank or broker how to vote, your bank or broker will not have discretion to vote on the proposal. Please see “Summary — Special Court-Ordered Meeting” and “General Information — Q: How are abstentions and broker non-votes treated?” for more information, including a description of the effects of abstentions and broker non-votes on the proposals.

Q:	Does the Scheme of Arrangement require approval by the Supreme Court of Bermuda?

A:	The Scheme of Arrangement cannot be completed without the approval of the Supreme Court of Bermuda. Subject to the holders of common shares of Allied World Bermuda approving the Scheme of Arrangement at the Special Meetings, a Supreme Court hearing will be required to seek the sanction of the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Allied World Bermuda and Allied World Switzerland. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Supreme Court will determine, among other things, whether the Scheme of Arrangement is fair to Allied World Bermuda’s shareholders in general.

Q:	May I attend the Supreme Court hearing?

Allied World Bermuda common shareholders (including any beneficial owners of such shares that give voting instructions to a custodian or clearing house that subsequently votes on the proposal) who vote either for or against the proposal or who the Supreme Court is satisfied have a substantial economic interest in the Scheme of Arrangement are entitled to appear in person or by counsel at the Supreme Court hearing on [ • ], 2010 at which Allied World Bermuda will seek the sanction of the Scheme of Arrangement. In addition, the Supreme Court has wide discretion to hear from interested parties. Allied World Bermuda has agreed that it will not object to the participation by any shareholder in the Supreme Court hearing on the grounds that such person does not have a substantial economic interest in its common shares.

Q:	What are the most important Swiss corporate tax consequences of being organized as a Swiss holding company?

A:	Switzerland imposes a corporate federal income tax on qualifying holding companies at an effective tax rate of 7.83%. However, the federal level qualifying net dividend income and qualifying net capital gains on the sale of qualifying investments in subsidiaries will be exempt from Swiss federal income tax. In addition, we will be subject to an annual capital tax on our year-end taxable equity. We will also be subject to a Swiss issuance stamp tax levied at a rate of 1% on the fair value of issuances of voting shares and non-voting participation certificate and increases of our share and participation capital, other than in connection with qualifying restructurings like the Redomestication. Please refer to the questions and answers below for Swiss withholding tax implications on future share repurchases and dividend distributions of Allied World Switzerland and to “Material Tax Considerations — Swiss Tax Considerations” for a further description of Allied World Switzerland’s corporate tax treatment.

The above types of Swiss taxes and rates aim to provide only a very broad overview of some corporate tax aspects in Switzerland and do not purport to be a complete analysis of the tax types and rates that would be relevant for either Allied World Switzerland or its shareholders. We are currently not subject to income, capital, stamp or issuance taxes in Bermuda.

Q:	Will there be Swiss withholding tax on future share repurchases, if any, by Allied World Switzerland?

A:	Under present Swiss tax law, repurchases of voting shares or non-voting participation certificates for the purposes of capital reduction are treated as a partial liquidation subject to 35% Swiss withholding tax, regardless of the place of residency of the shareholder. The repurchase of voting shares or non-voting participation certificates for purposes other than capital reduction, such as to retain as Treasury Shares or non-voting treasury participation certificates for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax. However, the aggregate par value of all Allied World Switzerland voting shares held as Treasury Shares and non-voting participation certificates held in treasury may not exceed 10% of the aggregate share and participation capital.

In addition, for voting shares and non-voting participation certificates repurchased for capital reduction, the portion of the repurchase price attributable to the par value of the voting shares and non-voting participation certificates repurchased will not be subject to the Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations by the applicable Swiss authorities, the portion of the repurchase price attributable to the qualifying additional paid-in capital for Swiss statutory reporting purposes of the voting shares and non-voting participation certificates repurchased will also not be subject to the Swiss withholding tax.

In most instances, Swiss companies listed on the SIX Swiss Exchange (“SIX”) carry out share repurchase programs through a “second trading line” on the SIX. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on this second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher than the price of such companies’ shares in ordinary trading on the SIX first trading line.

We will not be able to use the SIX second trading line process to repurchase our voting shares or non-voting participation certificates because we do not intend to list our voting shares or non-voting participation certificates on the SIX. We do, however, intend to follow an alternative process whereby we expect to be able to repurchase our voting shares in a manner that should allow Swiss institutional market participants selling the voting shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

Q:	Will there be Swiss withholding tax on future dividends, if any, by Allied World Switzerland?

A:	A Swiss withholding tax of 35% is due on dividends and similar distributions to Allied World Switzerland shareholders and holders of non-voting participation certificates from Allied World Switzerland, regardless of the place of residency of the holder, subject to the exceptions discussed below. Allied World Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Allied World Switzerland voting shares and non-voting participation certificates and pay such withheld amounts to the Swiss federal tax authorities.

Under present Swiss tax law, distributions to shareholders and holders of non-voting participation certificates in relation to a reduction of par value are exempt from Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations by the applicable Swiss authorities, distributions to shareholders and holders of non-voting participation certificates out of qualifying additional paid-in capital for Swiss statutory purposes also will be exempt from the Swiss withholding tax. Upon completion of the Redomestication, we expect Allied World Switzerland to have a par value and qualifying additional paid-in capital per share for Swiss statutory reporting purposes, such that the combination of the two will equal the fair market value of the contributed share and participation capital of Allied World Bermuda. Based on the number of Allied World Bermuda common shares outstanding on June 30, 2010, if the Transaction Time (as defined below under “Summary — The Redomestication”) had occurred on June 30, 2010, the aggregate par value of the Allied World Switzerland voting shares and non-voting participation certificates issued in connection with the Redomestication would have been CHF 536.07 million ($494.07 million) consisting of 40,957,448 Allied World Switzerland voting shares with a par value of CHF 10.85 per share and 8,449,853 Allied World Switzerland non-voting participation certificates with a par value of CHF 10.85 per certificate. Based on those assumptions and calculations, Allied World Switzerland’s qualifying paid-in capital immediately following the Transaction Time would be equal to the fair market value of the contributed share capital of Allied World Bermuda less the CHF 536.07 million in aggregate par value. Consequently, Allied World Switzerland expects that a substantial amount of any potential future distributions may be exempt from Swiss withholding tax. For a description of how qualifying additional paid-in capital can be distributed under Swiss law, see “Description of Allied World Switzerland Shares — Dividends.”

Q:	What is qualifying additional paid-in capital?

A:	Under Swiss statutory reporting requirements, qualifying additional paid-in capital per voting share and per participation certificate represents the amount by which the issue price of a voting share or non-voting participation certificate, respectively, exceeds its par value. Following approval by shareholders of a reclassification of qualifying additional paid-in capital as freely distributable reserves, qualifying additional paid-in capital may, subject to the restrictions described under “Description of Allied World Switzerland Shares — Dividends” and “Description of Allied World Switzerland Shares — Repurchases of Shares,” be returned to shareholders and holders of non-voting participation certificates, including through dividends and repurchases of voting shares and non-voting participation certificates. Beginning on January 1, 2011, subject to the adoption of implementing regulations by the applicable Swiss authorities, distributions to shareholders or holders of non-voting participation certificates out of qualifying additional paid-in capital should be exempt from Swiss withholding tax. Currently, only distributions in relation to a reduction of par value are exempt from Swiss withholding tax. Please note that qualifying additional paid-in capital for Allied World Switzerland’s statutory reporting purposes will not be the same as additional paid-in capital reflected on Allied World Switzerland’s consolidated financial statements prepared in accordance with U.S. generally accepted accounting principals (“U.S. GAAP”).

Q:	How will qualifying additional paid-in capital for Swiss statutory reporting purposes be determined?

A:	Qualifying additional paid-in capital of Allied World Switzerland for Swiss statutory reporting purposes will represent the issue price of Allied World Switzerland voting shares and non-voting participation certificates less their aggregate par value. This issue price will be determined based on the fair market value of the contributed share capital of Allied World Bermuda, which will be based on the average trading price of Allied World Bermuda common shares on the NYSE over the five business days ending on the second business day prior to the date of the Special Meetings (the “pricing period”) plus a share premium of up to 30%, the final amount of which, if any, will be determined on the effective date of the Scheme of Arrangement based on a number of factors, including the volatility and price of the shares during the pricing period. The aggregate par value of Allied World Switzerland voting shares and non-voting participation certificates will equal the product of the number of Allied World Switzerland voting shares and non-voting participation certificates issued in the Redomestication times CHF 10.85. As a result, qualifying additional paid-in-capital will represent the fair market value of Allied World Bermuda’s share capital on the effective date of the Scheme of Arrangement less the aggregate par value of the Allied World Switzerland issued voting shares and non-voting participation certificates (including the shares of Allied World Switzerland initially issued to Allied World Bermuda upon formation).

The following table presents shareholders’ equity, as adjusted, in accordance with Swiss statutory reporting requirements as if the Redomestication had occurred on June 30, 2010. The following table assumes the fair market value of the contributed share capital of Allied World Bermuda was CHF 2.50 billion, or $2.30 billion, which is based on the average stock price during a pricing period ending on June 30, 2010 and does not include any share premium. Assuming a 15% and 30% premium, respectively, the assumed fair market value of the contributed share capital would have been CHF 2.87 billion and CHF 3.25 billion, or $2.65 billion and $3.00 billion, respectively, and qualifying additional paid-in capital would have been $2.16 billion and $2.50 billion, respectively. Because the amount of the premium, if any, will be derived based on the volatility and price of the shares during the pricing period, we cannot determine the exact amount of the premium, if any, until after the pricing period.

At June 30, 2010
(In millions, except
share and per share amounts)

Shareholders’ equity:
Shares, $10.00 par value, 49,407,301 issued	$494.1
Qualifying additional paid-in capital	1,810.3
Retained earnings(a)	—

Total shareholders’ equity	$2,304.4

(a)	As this relates to a newly formed holding company, the retained earnings are reset to zero.

See “Summary — Unaudited Summary Pro Forma Financial Information” for a pro forma presentation of Allied World Switzerland’s shareholders’ equity under U.S. GAAP.

Q:	Whom should I call if I have questions about the meeting or the Redomestication?

A:	You should contact either of the following:

MacKenzie Partners, Inc., the proxy solicitor
105 Madison Avenue
New York, NY, 10016
Telephone: (800) 322-2885

or

Wesley D. Dupont, Corporate Secretary
Allied World Assurance Company Holdings, Ltd
27 Richmond Road
Pembroke HM 08, Bermuda
Telephone: (441) 278-5400

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Redomestication more fully, and for a more complete legal description of the Scheme of Arrangement, you should read carefully the entire proxy statement, including “Risk Factors” and the annexes. The Scheme of Arrangement, attached as Annex A to this proxy statement, is the legal document that governs the Scheme of Arrangement. The articles of association and organizational regulations of Allied World Switzerland, substantially in the forms attached as Annex D and Annex E to this proxy statement, respectively, will govern our company after the completion of the Redomestication. We encourage you to read those documents carefully.

Parties to the Scheme of Arrangement

Allied World Bermuda.  We are a Bermuda-based specialty insurance and reinsurance company that underwrites a diversified portfolio of property and casualty lines of business through offices located in Bermuda, Hong Kong, Ireland, Singapore, Switzerland, the United Kingdom and the United States. For the year ended December 31, 2009, our U.S. insurance, international insurance and reinsurance segments accounted for 39.8%, 32.8% and 27.4%, respectively, of our total gross premiums written of $1,696.3 million. As of December 31, 2009, we had $9,653.2 million of total assets and $3,213.3 million of shareholders’ equity.

We were formed in November 2001 by a group of investors, including American International Group, Inc. (“AIG”), The Chubb Corporation (“Chubb”), the GSCP Funds and an affiliate of Swiss Reinsurance Company (“Swiss Re”). Since our formation, we have focused primarily on the direct insurance markets. We offer our clients and producers significant capacity in both the direct property and casualty insurance markets as well as the reinsurance market.

We have undergone significant corporate expansion since our formation, and we now have 16 offices located in eight different countries.

Internationally, we first established a presence in Europe when Allied World Assurance Company (Europe) Limited was approved to carry on business in the European Union from its office in Ireland in October 2002 and from a branch office in London in May 2003. Allied World Assurance Company (Reinsurance) Limited was approved to write reinsurance in the European Union from its office in Ireland in July 2003 and from a branch office in London, England in August 2004. In October 2008, we expanded our European presence when Allied World Assurance Company (Reinsurance) Limited opened a branch office in Zug, Switzerland to further penetrate the European market.

In July 2002, we established a presence in the United States when we acquired two insurance companies, Allied World Assurance Company (U.S.) Inc. and Allied World National Assurance Company. We have recently made substantial investments to expand our U.S. business, which grew significantly in 2009 and which we expect will continue to grow in size and importance in the coming years. In February 2008, we acquired a U.S. reinsurance company we subsequently renamed Allied World Reinsurance Company and we write our U.S. reinsurance business through this company. In October 2008, we acquired Darwin Professional Underwriters, Inc. and its subsidiaries to expand our U.S. insurance platform. We currently have nine offices in the United States, including offices in Atlanta, Georgia and Costa Mesa and Los Angeles, California that opened in 2008 and an office in Dallas, Texas that opened in 2009.

Our corporate expansion continued into Asia when Allied World Assurance Company, Ltd opened branch offices in Hong Kong in March 2009 and in Singapore in December 2009.

Our executive offices are located at 27 Richmond Rd., Pembroke HM 08, Bermuda, and our telephone number is (441) 278-5400.

Allied World Switzerland.  Allied World Switzerland is a newly formed Swiss corporation and is currently wholly-owned by Allied World Bermuda. Allied World Switzerland has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Scheme of

Arrangement. As a result of the Redomestication, Allied World Switzerland will become the parent holding company of Allied World Bermuda and its subsidiaries.

The principal executive offices of Allied World Switzerland are expected to be located at Lindenstrasse 8, CH-6340 Zug/Baar, Switzerland.

The Redomestication

The Scheme of Arrangement will effectively change our place of incorporation from Bermuda to Switzerland.

Scheme of Arrangement.  The Scheme of Arrangement involves several steps. Allied World Bermuda, the Bermuda company whose common shares you currently own, has formed Allied World Switzerland, as a direct, wholly-owned subsidiary. On [ • ], 2010, we petitioned the Supreme Court to order the calling of a meeting of holders of Allied World Bermuda voting common shares (and immediately thereafter a meeting of holders of Allied World Bermuda non-voting common shares) to approve the Scheme of Arrangement. On [ • ], 2010, the Supreme Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the Special Meetings to approve the Scheme of Arrangement on [ • ], 2010. If we obtain the necessary shareholder approval, the Supreme Court will have the Sanction Hearing scheduled to be held on or about [ • ], 2010 to approve the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court and the other conditions to consummation of the Scheme of Arrangement are satisfied, we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will be effective.

Once the Scheme of Arrangement is effective, the following steps will occur:

(1) all previously outstanding common shares of Allied World Bermuda will be cancelled;

(2) Allied World Bermuda, acting on behalf of its shareholders, pursuant to a Contribution-in-Kind Agreement entered into by Allied World Bermuda and Allied World Switzerland (the “Contribution-in-Kind Agreement”) substantially in the form attached as Annex F to this proxy statement, will issue [ • ] voting common shares and [ • ] non-voting common shares (which will constitute all of Allied World Bermuda’s issued common shares at such time) to Allied World Switzerland;

(3) Allied World Switzerland will increase its share and participation capital by an amount equal to the aggregate par value of the new voting shares and non-voting participation certificates and file amended articles of association reflecting the share and participation capital increase with the Swiss commercial register (the “commercial register”); and

(4) the new voting shares of Allied World Switzerland will be delivered on a one-for-one basis to the holders of Allied World Bermuda voting common shares that have been cancelled and the new non-voting participation certificates of Allied World Switzerland will be delivered on a one-for-one basis to the holders of Allied World Bermuda non-voting common shares that have been cancelled.

As a result of the Scheme of Arrangement, the holders of voting common shares of Allied World Bermuda will become holders of voting common shares of Allied World Switzerland, the holders of non-voting common shares of Allied World Bermuda will become holders of non-voting participation certificates of Allied World Switzerland, and Allied World Bermuda will become a wholly-owned subsidiary of Allied World Switzerland.

In connection with consummation of the Scheme of Arrangement:

•	Allied World Switzerland will issue Treasury Shares in exchange for common shares held by Allied World Bermuda in treasury on a one-for-one basis, in order to satisfy delivery obligations under our equity-based incentive plans and delivery obligations under the put agreements we will attempt to enter into with the holders of the Allied World Switzerland non-voting participation certificates and warrants with respect to non-voting participation certificates (see “— Description of Allied World Switzerland Shares — Participation Certificates”); and

•	pursuant to the terms of Allied World Bermuda’s warrants outstanding on the date of the consummation of the Scheme of Arrangement, Allied World Switzerland will assume Allied World Bermuda’s obligations under the warrants and will agree to issue voting shares and/or non-voting participation certificates of Allied World Switzerland (rather than Allied World Bermuda shares) upon exercise of the warrants in accordance with their terms.

As of [ • ], 2010, there were [ • ] voting common shares of Allied World Bermuda outstanding, [ • ] non-voting common shares outstanding, and warrants outstanding to purchase up to 2,000,000 voting common shares and up to 1,500,000 non-voting common shares of Allied World Bermuda. In addition, there were [ • ] voting common shares of Allied World Bermuda reserved for issuance pursuant to its equity compensation plans. Further, we held [ • ] common shares of Allied World Bermuda in treasury.

After the Redomestication, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Allied World Bermuda before the Redomestication. The number of shares you will own in Allied World Switzerland will be the same as the number of shares you owned in Allied World Bermuda immediately prior to the Redomestication, and your relative economic interest in the Allied World Bermuda group will remain unchanged.

The completion of the Redomestication will change the governing law that applies to us from Bermuda law to Swiss law. There are differences between Bermuda law and Swiss law and between Allied World Bermuda’s memorandum of association and bye-laws on the one hand, and Allied World Switzerland’s articles of association and organizational regulations on the other hand. See “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of some of these differences.

Upon completion of the Redomestication, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our financial results in U.S. dollars and under U.S. GAAP. Under Swiss corporate and tax law, we will also have to report the statutory annual accounts of Allied World Switzerland in CHF.

Assuming that the Scheme of Arrangement is approved by holders of our voting and non-voting common shares and the conditions to the consummation of the Scheme of Arrangement are satisfied, we anticipate that the Scheme of Arrangement will become effective as soon as practicable following approval of the Supreme Court at the Sanction Hearing on [ • ], 2010, and upon our filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, and will settle on the following business day. In the Scheme of Arrangement and this proxy statement, the “Transaction Time” refers to the time at which such settlement occurs.

Reasons for the Redomestication

We presently operate out of 16 different offices located in eight different countries and provide insurance and reinsurance coverage worldwide. Our board of directors has determined that it is in the best interests of Allied World Bermuda and its shareholders to change our place of incorporation from Bermuda to Switzerland based in part on Switzerland:

•	being a leading financial center,

•	having a strong reputation for economic and political stability as well a tradition of respecting the rule of law,

•	having a sophisticated insurance and reinsurance regulatory environment within which we can operate,

•	having numerous tax treaties and excellent relations with major developed and developing countries around the world,

•	being in close proximity to the established tax environment of the European Union, and

•	providing a base for possible expansion of corporate functions in an optimal centralized European location.

We believe that the Redomestication will help promote our stature and visibility by becoming a member of an international community that is home to some of Europe’s major multinational organizations. The Redomestication will help us reduce certain reputational, political, regulatory and financial risks to our company and increase our strategic flexibility while posing no noticeable risks to our operating model, our long-term strategy and our ability to maintain a competitive worldwide effective corporate tax rate.

We carefully considered the effects of the Redomestication on our shareholders. Switzerland has a well-developed legal system that encourages a high standard of corporate governance and provides shareholders with substantial rights similar to, and in some cases more favorable to shareholders than, the rights of shareholders under Bermuda law. Following the Redomestication we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the NYSE. For more information on our reasons for the Redomestication, please see “The Redomestication — Background and Reasons for the Redomestication.” In addition to the potential benefits described above, the Redomestication will expose Allied World Bermuda and its shareholders to certain risks. Please see the discussion under “Risk Factors.”

Tax Considerations

Under U.S. federal income tax law, holders of shares of Allied World Bermuda generally will not recognize a gain or loss in the Redomestication. Under Swiss tax law, no tax is due for non-Swiss holders of Allied World Bermuda common shares on the receipt of Allied World Switzerland voting shares in the Scheme of Arrangement. Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax and Swiss tax consequences of the Redomestication to Allied World Bermuda shareholders. Determining the actual tax consequences of the Redomestication to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Redomestication to you.

Rights of Shareholders

Many of the principal attributes of Allied World Bermuda’s voting common shares and Allied World Switzerland’s voting shares will be similar. However, there are differences between your rights under Swiss law and under Bermuda law. In addition, there are differences between Allied World Bermuda’s memorandum of association and bye-laws and Allied World Switzerland’s proposed articles of association and organizational regulations. We discuss these differences in detail under “Description of Allied World Switzerland Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of Allied World Switzerland’s proposed articles of association and organizational regulations are attached as Annex D and Annex E to this proxy statement, respectively.

Stock Exchange Listing

We intend to apply so that, immediately following the consummation of the Redomestication, the voting shares of Allied World Switzerland will be listed on the NYSE under the symbol “AWH,” the same symbol under which your common shares are currently listed.

Conditions to Consummation of the Scheme of Arrangement

The Scheme of Arrangement will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived: (i) the Allied World Switzerland voting shares to be issued in connection with the Scheme of Arrangement are authorized for listing on the NYSE, subject to official notice of issuance; and (ii) neither Allied World Bermuda nor Allied World Switzerland is subject to any governmental decree, order or injunction that prohibits the consummation of the Scheme of Arrangement.

In addition, Allied World Bermuda must obtain, prior to the consummation of the Scheme of Arrangement, (i) an opinion from Willkie Farr & Gallagher LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters of U.S. federal income tax law discussed under “Material Tax Considerations — U.S. Federal Income Tax Considerations;” and (ii) an opinion from PricewaterhouseCoopers AG, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters of Swiss tax law discussed under “Material Tax Considerations — Swiss Tax Considerations.”

Court Approval of the Scheme of Arrangement

The Scheme of Arrangement cannot be completed without the approval of the Supreme Court of Bermuda. Subject to the holders of common shares of Allied World Bermuda approving the Scheme of Arrangement, a Supreme Court hearing will be required to seek the sanction of the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Allied World Bermuda and Allied World Switzerland. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Supreme Court will determine, among other things, whether the Scheme of Arrangement is fair to the holders of Allied World Bermuda’s shareholders in general.

Market Price of Allied World Bermuda Common Shares

On September 29, 2010, the last trading day before the public announcement of the Redomestication, the closing price of the Allied World Bermuda common shares on the NYSE was $56.60 per share. On [ • ], 2010, the most recent practicable date before the date of this proxy statement, the closing price of the Allied World Bermuda common shares on the NYSE was $[ • ] per share.

No Appraisal Rights

Under Bermuda law, the shareholders of Allied World Bermuda do not have any right to an appraisal of the value of their shares or payment for them in connection with the Scheme of Arrangement.

Accounting Treatment of the Scheme of Arrangement

Under U.S. GAAP, the Scheme of Arrangement represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Allied World Switzerland will be reflected at their carrying amounts in the accounts of Allied World Bermuda at the Transaction Time.

Special Court-Ordered Meetings

Time, Place, Date and Purpose.  The Special Meeting of the holders of voting common shares will be held on [ • ], 2010 at 10:00 a.m., local time, (and immediately thereafter the Special Meeting of the holders of non-voting common shares will be held) at our offices, located at 27 Richmond Rd., Pembroke HM 08, Bermuda. At each meeting, Allied World Bermuda’s board of directors will ask the holders of common shares to vote to approve:

•	the Scheme of Arrangement, pursuant to which (i) the holders of Allied World Bermuda voting common shares will have their voting common shares of Allied World Bermuda cancelled and will receive new voting shares, par value CHF 10.85 per share, of Allied World Switzerland on a one-for-one basis for outstanding Allied World Bermuda voting common shares and (ii) the holders of Allied World Bermuda non-voting common shares will have their non-voting common shares of Allied World Bermuda cancelled and will receive non-voting participation certificates, par value CHF 10.85 per certificate, of Allied World Switzerland on a one-for-one basis for outstanding Allied World Bermuda non-voting common shares;

•	a motion to adjourn the relevant Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement; and

•	any other matters that properly come before the relevant Special Meeting and any adjournments or postponements of the meeting.

Record Date.  Only holders of record of Allied World Bermuda common shares on [ • ], 2010 are entitled to notice of and to vote at the relevant Special Meeting or any adjournment or postponement of the relevant Special Meeting.

Quorum.  The presence of two or more persons at each meeting representing in person or by proxy more than 50% of our total issued and outstanding voting common shares or non-voting common shares, as applicable, throughout the meeting will constitute a quorum. Abstentions and “broker non-votes” will be counted toward the presence of a quorum at, but will not be considered votes cast on any of the proposals brought before, the Special Meetings.

Recommendation of the Board of Directors

The Allied World Bermuda board of directors unanimously recommends that Allied World Bermuda’s shareholders vote “FOR” the Scheme of Arrangement. The Allied World Bermuda board of directors also unanimously recommends that Allied World Bermuda’s shareholders vote “FOR” the proposal to adjourn the meeting to a later date if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement proposal. Approval of the adjournment proposal is not a condition to the Scheme of Arrangement.

Required Vote

The Scheme of Arrangement requires (i) the affirmative vote of a majority in number of the holders of the Allied World Bermuda voting common shares present and voting at the meeting of voting common shareholders, whether in person or by proxy, representing 75% or more in value of the voting common shares present and voting at the meeting, whether in person or by proxy, and (ii) the affirmative vote of a majority in number of the holders of the Allied World Bermuda non-voting common shares present and voting at the meeting of non-voting common shareholders, whether in person or by proxy, representing 75% or more in value of the non-voting common shares present and voting at the meeting, whether in person or by proxy. The affirmative vote of holders of at least a majority of the Allied World Bermuda voting common shares present and voting at the meeting, whether in person or by proxy, is required to approve the adjournment proposal with respect to the meeting of voting common shareholders; and the affirmative vote of holders of at least a majority of the Allied World Bermuda non-voting common shares present and voting at the meeting, whether in person or by proxy, is required to approve the adjournment proposal with respect to the meeting of non-voting common shareholders.

Selected Historical Financial Data

The following table sets forth our summary historical statement of operations data and summary balance sheet data as of June 30, 2010 (derived from our unaudited consolidated financial statements) and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 (derived from our audited consolidated financial statements), all of which have been prepared in accordance with U.S. GAAP. These historical results are not necessarily indicative of results to be expected from any future period. For further discussion of this risk see Item 1A. “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 1, 2010 which is incorporated by reference in this proxy statement.

	For the Six Months
	Ended June 30,
	Respectively		Year Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(unaudited)		($ in millions, except per share amounts and ratios)

Summary Statement of Operations Data:
Gross premiums written	$998.0	$972.4	$1,696.3	$1,445.6	$1,505.5	$1,659.0	$1,560.3
Net premiums written	$803.1	$766.4	$1,321.1	$1,107.2	$1,153.1	$1,306.6	$1,222.0
Net premiums earned	$677.2	$657.6	$1,316.9	$1,117.0	$1,159.9	$1,252.0	$1,271.5
Net investment income	134.5	154.4	300.7	308.8	297.9	244.4	178.6
Net realized investment gains (losses)	172.4	41.7	126.4	(60.0)	37.0	(4.8)	(10.2)
Net impairment charges recognized in earnings	(0.2)	(47.4)	(49.6)	(212.9)	(44.6)	(23.9)	—
Other income	0.9	0.8	1.5	0.7	—	—	—
Net losses and loss expenses	420.9	326.2	604.1	641.1	682.3	739.1	1,344.6
Acquisition costs	78.7	74.1	148.9	112.6	119.0	141.5	143.4
General and administrative expenses	131.5	118.9	248.6	185.9	141.6	106.1	94.3
Amortization and impairment of intangible assets	1.8	2.1	11.1	0.7	—	—	—
Interest expense	19.0	20.0	39.0	38.7	37.8	32.6	15.6
Foreign exchange loss (gain)	1.6	(0.4)	0.7	(1.4)	(0.8)	0.6	2.2
Income tax expense (benefit)	13.6	21.1	36.6	(7.6)	1.1	5.0	(0.4)
Net income (loss)	$317.7	$245.1	$606.9	$183.6	$469.2	$442.8	$(159.8)
Per Share Data:
Earnings (loss) per share (1):
Basic	$6.34	$4.96	$12.26	$3.75	$7.84	$8.09	$(3.19)
Diluted	5.98	4.79	11.67	3.59	7.53	7.75	(3.19)
Weighted average number of common shares outstanding (2):
Basic	50,123,945	49,386,549	49,503,438	48,936,912	59,846,987	54,746,613	50,162,842
Diluted	53,086,708	51,215,808	51,992,674	51,147,215	62,331,165	57,115,172	50,162,842
Dividends declared per share	$0.40	$0.36	$0.74	$0.72	$0.63	$0.15	$9.93

	For the Six Months
	Ended June 30,
	Respectively		Year Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(unaudited)

Selected Ratios:
Loss and loss expense ratio(3)	62.1%	49.6%	45.9%	57.4%	58.8%	59.0%	105.7%
Acquisition cost ratio(4)	11.6	11.3	11.3	10.1	10.3	11.3	11.3
General and administrative expense ratio(5)	19.4	18.1	18.9	16.6	12.2	8.5	7.4
Expense ratio(6)	31.0	29.4	30.2	26.7	22.5	19.8	18.7
Combined ratio(7)	93.1	79.0	76.1	84.1	81.3	78.8	124.4

	As of June 30,
	Respectively		As of December 31,
	2010	2009	2009	2008	2007	2006	2005
	(unaudited)		($ in millions, except per share amounts)

Summary Balance Sheet Data:
Cash and cash equivalents	$442.7	$475.7	$292.2	$655.8	$202.6	$366.8	$172.4
Investments at fair value	7,420.6	6,652.8	7,156.3	6,157.1	6,029.3	5,440.3	4,687.4
Reinsurance recoverable	932.4	909.7	920.0	888.3	682.8	689.1	716.3
Total assets	10,214.4	9,630.6	9,653.2	9,022.5	7,899.1	7,620.6	6,610.5
Reserve for losses and loss expenses	4,920.4	4,713.7	4,761.8	4,576.8	3,919.8	3,637.0	3,405.4
Unearned premiums	1,070.0	1,066.7	928.6	930.4	811.1	813.8	740.1
Total debt	499.0	498.9	498.9	742.5	498.7	498.6	500.0
Total shareholders’ equity	3,468.5	2,741.4	3,213.3	2,416.9	2,239.8	2,220.1	1,420.3

(1)	Please refer to Note 13 of the notes to consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 1, 2010, for the calculation of basic and diluted earnings per share.

(2)	Does not include 7,238,485 common shares repurchased after June 30, 2010, 5,000,000 of which were repurchased from the GSCP Funds.

(3)	Calculated by dividing net losses and loss expenses by net premiums earned.

(4)	Calculated by dividing acquisition costs by net premiums earned.

(5)	Calculated by dividing general and administrative expenses by net premiums earned.

(6)	Calculated by combining the acquisition cost ratio and the general and administrative expense ratio.

(7)	Calculated by combining the loss ratio, acquisition cost ratio and general and the administrative expense ratio.

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements for Allied World Switzerland are not presented in this proxy statement because no significant pro forma adjustments are required to be made to the historical condensed consolidated statement of operations and balance sheet of Allied World Bermuda for the six months ended June 30, 2010 and to the historical consolidated statement of operations of Allied World Bermuda for the year ended December 31, 2009. Those financial statements are included in Allied World Bermuda’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and in its Annual Report on Form 10-K for the year ended December 31, 2009, which are incorporated by reference in this proxy statement.

As a result of the Scheme of Arrangement, the par value of the parent company’s shares increase from $0.03 for Allied World Bermuda to CHF 10.85, or approximately $10.00 as of June 30, 2010, for Allied World Switzerland and additional paid-in capital will decrease by the same amount. Additional paid-in capital in the consolidated balance sheet prepared in accordance with U.S. GAAP is different from qualifying additional paid-in capital that will be presented in our Swiss statutory parent company financial statements. See “Questions and Answers About the Redomestication — Q: How will qualifying additional paid-in capital for Swiss statutory reporting purposes be determined?” for a discussion of shareholders’ equity under Swiss statutory reporting requirements.

The following unaudited summary pro forma financial information presents consolidated shareholders’ equity as of June 30, 2010, actual (Allied World Bermuda) and as adjusted (Allied World Switzerland), assuming the Redomestication had been completed on June 30, 2010. The pro forma adjustment reflects the completion of the Redomestication, including the increase in par value and the corresponding decrease in additional paid-in capital. You should read this table in conjunction with Allied World Bermuda’s unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2010 and the notes thereto, which are incorporated by reference in this proxy statement.

	As of June 30, 2010
	Actual	As Adjusted
	(In thousands except share data and per share amounts)

Shareholders’ equity:
Common shares, par value $0.03 per share, 50,488,342 and nil issued and outstanding shares	$1,515	$—
Registered shares, par value $10.00 per share, nil and 49,407,301 issued and outstanding shares	—	494,073
Additional paid-in capital	1,378,262	836,615
Treasury shares, at cost: 1,081,041 and [ • ] shares	(49,089)	[ • ]
Retained earnings	1,999,610	1,999,610
Accumulated other comprehensive income	138,245	138,245
Total shareholders’ equity	$3,468,543	$3,468,543

RISK FACTORS

Before you decide how to vote on the Scheme of Arrangement, you should consider carefully the following risk factors, in addition to the other information contained in this proxy statement and the documents incorporated by reference. In particular, you should consider the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2009 and such risks discussed in our reports and other filings under the Securities Exchange Act of 1934, as amended.

Your rights as a shareholder will change as a result of the Redomestication.

Because of differences between Swiss law and Bermuda law and differences between the governing documents of Allied World Switzerland and Allied World Bermuda, your rights as a shareholder will change if the Redomestication is completed. For example, following the Redomestication, the shareholders of Allied World Switzerland will have the right to declare dividends without the approval of the board of directors, whereas prior to the Redomestication the board of directors has the right, subject to statutory limitations, to declare and pay dividends on Allied World Bermuda common shares. As another example, under Swiss law, members of the board of directors of Allied World Switzerland may be removed with or without cause by the shareholders of Allied World Switzerland at a shareholders meeting. In contrast, Allied World Bermuda shareholders may only remove a director for cause. For a description of these and other differences, see “Comparison of Rights of Shareholders and Powers of the Board of Directors” and the other risk factors below.

Allied World Switzerland may not be able to make distributions or repurchase shares without subjecting you to Swiss withholding tax.

If Allied World Switzerland is not successful in its efforts to make distributions, if any, through a reduction of par value or, after January 1, 2011, subject to regulations still to be promulgated by the applicable Swiss authorities, pay dividends, if any, out of qualifying additional paid-in capital, then any dividends paid by Allied World Switzerland will generally be subject to a Swiss federal withholding tax at a rate of 35%. The withholding tax must be withheld from the gross distribution and paid to the Swiss Federal Tax Administration. Dividends paid on Allied World Bermuda’s shares are not currently subject to withholding tax in Bermuda. A U.S. holder that qualifies for benefits under the Convention between the United States of America and the Swiss Confederation for the Avoidance of Double Taxation with Respect to Taxes on Income, which we refer to as the “U.S.-Swiss Treaty,” may apply for a refund of the tax withheld in excess of the 15% treaty rate (or in excess of the 5% reduced treaty rate for qualifying corporate shareholders with at least 10% participation in the voting stock of Allied World Switzerland, or for a full refund in case of qualified pension funds). Payment of a capital distribution in the form of a par value reduction is not subject to Swiss withholding tax. However, there can be no assurance that Allied World Switzerland’s shareholders will approve a reduction in par value, that Allied World Switzerland will be able to meet the other legal requirements for a reduction in par value, or that Swiss withholding rules will not be changed in the future. In addition, over the long term, the amount of par value available for Allied World Switzerland to use for par value reductions will be limited. If Allied World Switzerland is unable to make a distribution through a reduction in par value or, after January 1, 2011, pay a dividend out of qualifying additional paid-in capital, Allied World Switzerland may not be able to make distributions without subjecting you to Swiss withholding taxes.

Under present Swiss tax law, repurchases of voting shares or non-voting participation certificates for the purposes of capital reduction are treated as a partial liquidation subject to 35% Swiss withholding tax on the difference between the par value and the repurchase price. Allied World Switzerland may follow a share/participation certificate repurchase process for future repurchases, if any, similar to a “second trading line” on the SIX in which Swiss institutional investors sell shares to us and are generally able to receive a refund of the Swiss withholding tax. However, if Allied World Switzerland is unable to use this process successfully, Allied World Switzerland may not be able to repurchase voting shares or non-voting participation certificates for the purposes of capital reduction without subjecting you to Swiss withholding taxes. Please see “Material Tax Considerations — Swiss Tax Considerations — Consequences to Shareholders of Allied World Switzerland Subsequent to the Redomestication — Repurchases of Shares for Cancellation.”

We may not achieve a competitive worldwide effective corporate tax rate following the Redomestication.

We believe that the Redomestication should improve our ability to maintain a competitive worldwide effective corporate tax rate. However, we cannot give any assurance as to what our effective tax rate will be after the Redomestication because of, among other things, uncertainty regarding the tax policies of the jurisdictions where we operate. Our actual effective tax rate may vary from the foregoing expectation and that variance may be material. Additionally, the tax laws of Switzerland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

We are required to declare dividends in Swiss francs and any currency fluctuations between the U.S. dollar and Swiss francs will affect the dollar value of the dividends we pay.

Under Swiss corporate law, we are required to declare dividends, including distributions through a reduction in par value, in Swiss francs. Dividend payments will be made by our transfer agent in U.S. dollars converted at the applicable exchange rate shortly before the payment date. As a result, shareholders will be exposed to fluctuations in the exchange rate between the date used for purposes of calculating the CHF amount of any proposed dividend or par value reduction and the relevant payment date, which will not be shorter than two months and could be as long as a year.

As a result of the higher par value of the Allied World Switzerland shares and participation certificates, Allied World Switzerland will have less flexibility than Allied World Bermuda with respect to certain aspects of capital management.

Upon the completion of the Redomestication, the par value of Allied World Switzerland’s shares and participation certificates will be CHF 10.85 per share. The par value of Allied World Bermuda’s common shares is $0.03 per share. Under Swiss law, Allied World Switzerland may not issue its shares below par value. As of June 30, 2010, the closing price of Allied World Bermuda’s common shares on the NYSE was $45.38, and CHF 10.85 was equivalent to $10.00 based on a foreign exchange rate of CHF 1.085 to $1.00 on such date. In the event Allied World Switzerland needs to raise common equity capital at a time when the trading price of its shares is below the par value of the shares and participation certificates, Allied World Switzerland will be unable to issue shares or participation certificates. We currently issue stock options under our Second Amended and Restated Stock Option Plan with an exercise price equal to the closing price of our common shares on the date of issuance. Upon the Redomestication, we will not be able to issue stock options with an exercise price below the par value, which may limit the flexibility of our compensation arrangements. As a consequence we would have to consider reducing the par value of the Allied World Switzerland voting shares which in turn would reduce our ability to make Swiss withholding tax-free distributions to our shareholders.

As a result of increased shareholder approval powers, Allied World Switzerland will have less flexibility than Allied World Bermuda with respect to certain aspects of capital management.

Under Bermuda law, Allied World Bermuda’s directors may issue, without shareholder approval, any common shares authorized in Allied World Bermuda’s memorandum of association that are not issued or reserved. Bermuda law also provides the board of directors with substantial flexibility in establishing the terms of preferred shares. In addition, Allied World Bermuda’s board of directors has the right, subject to statutory limitations, to declare and pay dividends on Allied World Bermuda’s common shares without a shareholder vote. Swiss law affords shareholders more powers and allows Allied World Switzerland’s shareholders to authorize share and participation capital that can be issued by the board of directors without shareholder approval, but this authorization is limited to 50% of the existing registered share and participation capital and must be renewed by the shareholders every two years. Additionally, subject to specified exceptions described in Allied World Switzerland’s articles of association, Swiss law grants preemptive rights to existing shareholders and holders of non-voting participation certificates to subscribe for new issuances of voting shares, non-voting participation certificates and other securities. Swiss law also does not provide as much flexibility in the various terms that can attach to different classes of shares. For example, while the board of directors of Allied World Bermuda can authorize the issuance of preferred stock without shareholder approval, Allied World Switzerland will not be able to issue preferred stock (Vorzugsaktien) without the approval of a majority of the votes represented at a general meeting. Swiss law also reserves for approval by shareholders many corporate actions over which Allied World Bermuda’s board of directors currently has authority. For example, dividends must be approved by shareholders. While we do not believe that the differences between Bermuda law and Swiss law relating to our capital management will have a material adverse effect on us, we cannot assure you that situations will not arise where such flexibility would have provided substantial benefits to us and our shareholders.

We may become subject to additional regulation.

Assuming that our newly formed Swiss operating company, Allied World Assurance Company, AG, is approved as a licensed insurance company in Switzerland by the Swiss Financial Markets Supervisory Authority, which we refer to as “FINMA,” we may become subject to regulatory oversight by an additional financial regulatory body.

FINMA also has the discretion to supervise our group activities. Allied World Bermuda is currently not subject to regulation in Bermuda. Under so-called “group supervision,” FINMA would have the right to supervise Allied World Switzerland on a group-wide basis. The regulatory power of FINMA covers in particular the following areas:

•	reporting on organization;

•	reporting on structure;

•	reporting on internal transactions;

•	solvency;

•	group/conglomerate report; and

•	corporate governance/risk management/internal control system

On December 11, 2009, we received non-binding written confirmation from FINMA that it will not subject us to group supervision based primarily on the fact that most of our senior management will not reside in Switzerland. Factors which can cause FINMA to subject us to group supervision include the location of our top management and corresponding requests by foreign regulators. We cannot assure you that our future business needs may not require us to have a greater management presence in Switzerland or that FINMA will not otherwise determine to exercise group supervision over us. If subjected to group supervision we may incur additional costs and administrative obligations. These additional costs and administrative obligations may have a substantial impact on our organizational and operational flexibility. See “The Redomestication — Regulatory Matters.”

The anticipated benefits of moving our principal executive offices to Switzerland may not be realized, and difficulties in connection with moving our principal executive offices could have an adverse effect on us.

In connection with the Redomestication, we plan to relocate some of our principal executive offices from Pembroke, Bermuda to Switzerland. We expect that some of our executive officers and other key decision makers will relocate to Switzerland. We may face significant challenges in relocating our executive offices to a different country, including difficulties in retaining and attracting officers, key personnel and other employees and challenges in maintaining principal executive offices in a country different from the country where other employees, including other executive officers and corporate support staff, are located. Employees may be uncertain about their future roles within our organization pending or following the completion of the Redomestication. Management may also be required to devote substantial time to the Redomestication and related matters, which could otherwise be devoted to focusing on ongoing business operations and other initiatives and opportunities. Any such difficulties could have an adverse effect on our business, results of operations or financial condition.

The Redomestication will result in additional costs to us, some of which will be incurred whether or not the Redomestication is completed.

The completion of the Redomestication will result in an increase in some of our ongoing expenses and require us to incur some new expenses including, among other things, the addition of professional fees to comply with Swiss corporate and tax laws. In addition, we will incur certain transaction costs in connection with the

Redomestication whether or not the Redomestication is completed. The Redomestication may also result in indirect costs by diverting attention of management and employees from our business.

The market for the Allied World Switzerland shares may differ from the market for the Allied World Bermuda shares, and Allied World Switzerland’s shares may be removed as a component of the Russell 1000 Index and other indices or certain other funds.

We intend to list the voting shares of Allied World Switzerland on the NYSE under the symbol “AWH” the same symbol under which the Allied World Bermuda common shares are currently listed. The market price, trading volume or volatility of the Allied World Switzerland voting shares could be different than those of the Allied World Bermuda shares.

Allied World Bermuda’s voting common shares are currently a component of the Russell 1000 Index and other indices. Russell has considered Allied World Bermuda and a number of other “offshore registered companies” as U.S. domestic companies for purposes of inclusion in the Russell 1000. Russell may decide to remove Allied World Switzerland’s voting shares as a component of the Russell 1000, and, while we are uncertain as to when Russell will make its determination, this determination may not be made until after the Special Meetings. Other index funds have removed the shares of other offshore registered companies that have recently redomesticated to Switzerland. Similar issues could arise with respect to whether Allied World Switzerland’s voting shares will continue to be included as a component in other indices or funds that may impose a variety of qualifications that could be affected by the Redomestication. If Allied World Switzerland’s voting shares are removed as a component of the Russell 1000 or other indices or no longer meet the qualifications of such funds, institutional investors attempting to track the performance of the Russell 1000 or such other indices or the funds that impose those qualifications would likely sell their voting shares, which could adversely affect the price of the Allied World Switzerland voting shares. Any such adverse impact on the price of the Allied World Switzerland voting shares could be magnified by the current heightened volatility in the financial markets.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain information included or incorporated by reference in this proxy statement include forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve inherent risks and uncertainties. These statements include in general forward-looking statements both with respect to us and the insurance industry. Statements that are not historical facts, including statements that use terms such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “seeks” and “will” and that relate to our plans and objectives for future operations, are forward-looking statements. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this proxy statement should not be considered as a representation by us or any other person that our objectives or plans will be achieved. These statements are based on current plans, estimates and expectations. Forward-looking statements include information concerning possible or assumed future results of operations of Allied World Bermuda and, following the Redomestication, Allied World Switzerland. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. Forward-looking statements include information about the following subjects:

•	benefits, effects or results of the Redomestication;

•	operations and results after the Redomestication;

•	business strategies;

•	expected financial position;

•	expected results of operations;

•	liquidity;

•	future cash flows;

•	dividends, share repurchases and other distributions;

•	plans and objectives of management;

•	timing of the Redomestication;

•	tax treatment of the Redomestication;

•	accounting treatment of the Redomestication;

•	expenses related to the Redomestication;

•	performance of contracts;

•	compliance with applicable laws; and

•	any other statements regarding future growth, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

The following factors could cause business conditions and our results to differ materially from those expressed in the forward-looking statements included or incorporated by reference in this proxy statement:

•	an inability to realize expected benefits from the Redomestication or the occurrence of difficulties in connection with the Redomestication;

•	any unanticipated costs in connection with the Redomestication;

•	changes in insurance or financial rating agency policies or practices;

•	the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time;

•	greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices have anticipated;

•	the inability of our risk models to adequately quantify catastrophe exposures and risk accumulations;

•	the impact of acts of terrorism, political unrest, acts of war and pandemic diseases;

•	unexpected levels of loss due to climate change;

•	the effectiveness of our loss limitation methods;

•	the effects of a prolonged recession and other adverse consequences as a result of the recent turmoil in the U.S. and international financial markets;

•	the impact from claims beyond our current estimates relating to the recent financial market turmoil, including subprime and other credit and insurance exposures;

•	failure of cedents to accurately assess the risks they underwrite and we reinsure;

•	changes in the availability or creditworthiness of our brokers or reinsurers;

•	changes in the availability, cost or quality of reinsurance coverage;

•	changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates, prevailing credit terms and other factors that could affect our investment portfolio;

•	changes to our investment valuations due to differing interpretations of valuation methodologies, or changes in the determination of the impairments taken on our investments;

•	availability of additional capital on commercially favorable terms;

•	loss of key personnel;

•	employee error and misconduct, or a breach by one of our third party program administrators of its obligations owed to us;

•	difficulties with our information technology, telecommunications systems and data security;

•	operational risks associated with the integration of acquired companies and the growth of our operations;

•	changes in agreements and business relationships with affiliates of some of our principal shareholders;

•	decreased level of demand for direct property and casualty insurance or reinsurance or increased competition due to an increase in capacity of property and casualty insurers or reinsurers;

•	the effects of competitors’ pricing policies and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products;

•	effects of emerging claims and coverage issues;

•	failure of our insurance and reinsurance subsidiaries to comply with applicable legal and regulatory requirements;

•	changes in Bermuda law or regulation or the political stability of Bermuda;

•	the impact of recently-enacted U.S. healthcare legislation and other proposed legislation on our business;

•	changes in legal, judicial, regulatory and social conditions;

•	if we or one of our non-U.S. subsidiaries become subject to significant, or significantly increased, income taxes in the United States or elsewhere; and

•	changes in regulations or tax laws applicable to us, our subsidiaries, brokers, customers or U.S. insurers or reinsurers.

Additional important factors that could cause actual results to differ materially from those in such forward-looking statements are set forth under “Risk Factors” and the “The Redomestication — Background and Reasons for the Redomestication” and elsewhere in this proxy statement; and in Item 1A. “Risk Factors” in our Form 10-K for the fiscal year ending December 31, 2009, filed with the SEC on March 1, 2010 and incorporated by reference herein, and risks contained in our other filings with the SEC. We undertake no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

THE REDOMESTICATION

The Scheme of Arrangement will effectively change our place of incorporation from Bermuda to Switzerland.

The Scheme of Arrangement involves several steps. Allied World Bermuda, the Bermuda company whose common shares you currently own, formed Allied World Switzerland, as a direct, wholly-owned subsidiary. On [ • ], 2010, we petitioned the Supreme Court in Bermuda to order the calling of a meeting of Allied World Bermuda common shareholders to approve the Scheme of Arrangement. On [ • ], 2010, the Supreme Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the special court-ordered meeting to approve the Scheme of Arrangement on [ • ], 2010. If we obtain the necessary shareholder approval, the Supreme Court will hold the Sanction Hearing scheduled to be held on or about [ • ], 2010 to approve the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court and the conditions to consummation of the Scheme of Arrangement are satisfied, we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will be effective. See also “Summary — The Redomestication” above.

Background and Reasons for the Redomestication

As Allied World has grown, we have regularly assessed our organizational structure. As a provider of worldwide insurance and reinsurance coverage, we presently operate out of 16 different offices located in eight different countries. After considerable thought and study, extending well over a year, our board of directors has determined that it is in the best interests of Allied World Bermuda and its shareholders to change our place of incorporation from Bermuda to Switzerland. This decision was based in part on the following determinations:

•	Switzerland is a leading financial center and has a strong reputation for economic and political stability, as well a tradition of respecting the rule of law.

•	We believe the Redomestication will help reduce certain reputational, political, regulatory and financial risks to our company.

•	The Redomestication can increase our strategic flexibility while posing no noticeable risks to our operating model, our long-term strategy or our ability to maintain a competitive worldwide effective corporate tax rate.

•	Switzerland has a sophisticated insurance and reinsurance regulatory environment within which we can operate.

•	Switzerland is home to several of Europe’s major multinational organizations spanning several industries, including power, banking, insurance, consumer products and pharmaceuticals. We expect that the Redomestication will help promote our stature and visibility by becoming a member of this international community.

•	Switzerland has a well-developed legal system that we believe encourages a high standard of corporate governance and provides shareholders with substantial rights. Generally, the rights of a shareholder of a Swiss company are substantially similar to, and in some cases more favorable to shareholders than, the rights of a shareholder of a Bermuda company.

•	Switzerland has numerous tax treaties and excellent relations with major developed and developing countries around the world. The country has a well-developed and stable tax regime whereas Bermuda generally does not maintain a system of direct corporate taxation. We therefore expect that the Redomestication will improve our global tax position by lowering our risk to possible changes in tax legislation or tax treaties and disputes with tax authorities.

•	The Redomestication to Switzerland will also place us in close proximity to the established tax environment of the European Union.

•	Switzerland has a stable and well-developed infrastructure base and is a major transportation hub, providing a base for possible expansion of corporate functions in an optimal centralized European location.

•	Finally, Switzerland is a country traditionally seen as politically neutral and could have positive implications for our global platform in certain countries.

We also carefully considered the effects of the Redomestication on our shareholders. Accordingly, our voting shares will continue to trade on the NYSE under the symbol “AWH.” We will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the NYSE. Finally, we will continue to report our financial results in U.S. dollars and under U.S. GAAP.

We also considered a redomestication to other jurisdictions such as the United States and elsewhere but believe that a redomestication to Switzerland provides the greatest potential benefits with the least potential disadvantages. Our board of directors has considered both the potential advantages and risks of the Redomestication and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement. We cannot assure you, however, that the anticipated benefits of the Redomestication will be realized. In addition to the potential benefits described above, the Redomestication will expose Allied World Bermuda and its shareholders to certain risks. Please see the discussion under “Risk Factors.”

Amendment or Termination of the Scheme of Arrangement

The Scheme of Arrangement may be amended, modified or supplemented by Allied World Bermuda and the Supreme Court. However, after approval by the shareholders, no amendment, modification or supplement may be made or effected that requires further approval by the holders of Allied World Bermuda’s common shares without obtaining that approval.

Under Bermuda law, the board of directors of Allied World Bermuda may terminate and abandon the Scheme of Arrangement at any time prior to the Sanction Hearing. However, Allied World Bermuda has determined that, subject to satisfaction of the conditions to the Scheme of Arrangement, it will not terminate and abandon the Scheme of Arrangement following the approval of the Scheme of Arrangement by the holders of common shares. The board of directors may also terminate or abandon the Scheme of Arrangement if the conditions to the Scheme of Arrangement are not satisfied or waived, and if such conditions are not satisfied or waived on or before [ • ], 2011 or such later date as agreed by Allied World Bermuda and sanctioned by the Supreme Court, the Scheme of Arrangement will lapse by its terms.

Conditions to Consummation of the Scheme of Arrangement

The Scheme of Arrangement will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Allied World Switzerland voting shares to be issued in connection with the Scheme of Arrangement including shares issuable upon exchange for the non-voting participation certificates are authorized for listing on the NYSE, subject to official notice of issuance; and

•	neither Allied World Bermuda nor Allied World Switzerland is subject to any governmental decree, order or injunction that prohibits the consummation of the Scheme of Arrangement.

In addition, Allied World Bermuda must obtain, prior to the consummation of the Scheme of Arrangement, (i) an opinion from Willkie Farr & Gallagher LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters of U.S. federal income tax law discussed under “Material Tax Considerations — U.S. Federal Income Tax Considerations”; and (ii) an opinion from PricewaterhouseCoopers AG, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters of Swiss tax law discussed under “Material Tax Considerations — Swiss Tax Considerations.”

Court Approval of the Scheme of Arrangement

Pursuant to Section 99 of the Bermuda Companies Act 1991 (the “Companies Act”), the Scheme of Arrangement requires court approval in Bermuda. This requires Allied World Bermuda to file an application for the Scheme of Arrangement with the Supreme Court of Bermuda. Prior to the mailing of this proxy statement, Allied World Bermuda obtained directions from the Supreme Court providing for the convening of an Allied World Bermuda meeting of voting common shareholders (and immediately thereafter a meeting of Allied World Bermuda non-voting common shareholders) and other procedural matters regarding the meetings and the Supreme Court proceeding, including a date upon which the Supreme Court will hear the application. A copy of the Supreme Court’s directions is attached as Annex B.

At the Special Meetings, Allied World Bermuda shareholders will be asked to approve the Scheme of Arrangement. If the shareholders approve the Scheme of Arrangement, then Allied World Bermuda will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement attached as Annex A in its entirety for a complete description of its terms and conditions.

At the Sanction Hearing, the Supreme Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Allied World Bermuda and Allied World Switzerland. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Supreme Court will determine, among other things, whether the Scheme of Arrangement is fair to Allied World Bermuda’s common shareholders in general. If you are a common shareholder who wishes to appear or be represented and present evidence or arguments at the Sanction Hearing, you may do so. Holders of Allied World Bermuda common shares at the Record Date are entitled to appear before the Supreme Court, at the time and date set for the hearing of the petition to sanction the Scheme of Arrangement, in order to voice your objection to the Scheme of Arrangement. Allied World Bermuda will not object to your appearance or participation at the hearing.

Should you wish to appear before the Supreme Court, Allied World Bermuda encourages you to adopt one of the below noted procedures:

•	appearing in person at the Supreme Court, having notified Allied World Bermuda’s legal counsel 48 hours in advance of your intention to do so by emailing or telephoning Robin Mayor: robin.mayor@conyersdill.com or (441) 299-4929. You will in such circumstances be requested to provide an affidavit setting out the evidence upon which you seek to rely at the hearing;

•	filing an affidavit with the Supreme Court at least 48 hours prior to the date of the hearing of the petition to sanction setting out your reasons for objecting. At the same time as filing the affidavit, you should serve a copy of the affidavit on Allied World Bermuda by leaving same at the office of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, Attention Robin Mayor/Graham Collis; or

•	instructing counsel to appear on your behalf before the Supreme Court, such counsel to provide notice of their intention to appear to Conyers Dill & Pearman Limited at least 48 hours prior to the sanction hearing and at the same time providing a copy of the evidence upon which counsel shall seek to rely set out in an affidavit.

In addition, the Supreme Court has wide discretion to hear from interested parties. See “Summary — Special Court-Ordered Meeting” for more information.

The Scheme of Arrangement will become effective as soon as a copy of the Order of the Supreme Court sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in Bermuda as required by Section 99 of the Companies Act. See “Summary — Conditions to Consummation of the Scheme of Arrangement” for more information on these conditions.

Once the Scheme of Arrangement is effective, the Supreme Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Allied World Bermuda in writing of its intention at least five business days prior to commencing a new proceeding. After the effective time of the Scheme of Arrangement, no shareholder may commence a proceeding against Allied World Switzerland or Allied World Bermuda in respect of or arising from the Scheme of Arrangement except to enforce its rights under the scheme where a party has failed to perform its obligations under the scheme.

When under any provision of the Scheme of Arrangement after the effective time of the Scheme of Arrangement a matter is to be determined by Allied World Bermuda, then Allied World Bermuda will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Allied World Bermuda may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders that the Supreme Court determines to approve or impose.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Allied World Switzerland voting shares to the holders of Allied World Bermuda’s voting common shares (and the issuance of non-voting participation certificates to the holders of Allied World Bermuda’s non-voting common shares) in connection with the Scheme of Arrangement will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to sanction the Scheme of Arrangement, the Supreme Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to the holders of Allied World Bermuda’s shareholders in general.

The Allied World Switzerland voting shares issued to Allied World Bermuda shareholders in connection with the Redomestication will continue to be freely transferable, except for restrictions applicable to certain “affiliates” of Allied World Bermuda under the Securities Act, as follows:

•	Persons who were not affiliates of Allied World Bermuda on the date on which the Redomestication is consummated and have not been affiliates within 90 days prior to such date will be permitted to sell any Allied World Switzerland voting shares received in the Scheme of Arrangement without regard to Rule 144 under the Securities Act.

•	Persons who were affiliates of Allied World Bermuda on the date on which the Redomestication is consummated or were affiliates within 90 days prior to such date will be permitted to resell any Allied World Switzerland voting shares they receive pursuant to the Scheme of Arrangement in the manner permitted by Rule 144. In computing the holding period of the Allied World Switzerland voting shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Allied World Bermuda shares held prior to the effective time of the Scheme of Arrangement.

Persons who may be deemed to be affiliates of Allied World Bermuda and Allied World Switzerland for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Allied World Bermuda and Allied World Switzerland, and would not include shareholders who are not executive officers, directors or significant shareholders of Allied World Bermuda and Allied World Switzerland.

Allied World Bermuda has not filed a registration statement with the SEC covering any resales of the Allied World Switzerland voting shares to be received by Allied World Bermuda’s shareholders in connection with the Scheme of Arrangement.

Effective Date and Transaction Time

If the Scheme of Arrangement is approved by the requisite shareholder vote and the conditions to the consummation of the Scheme of Arrangement are satisfied, we anticipate that the Scheme of Arrangement will become effective as soon as practicable following approval of the Supreme Court at the Sanction Hearing scheduled for [ • ], 2010, upon our filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies. We expect the issuance of Allied World Switzerland voting shares and non-voting participation certificates to occur prior to the opening of trading on the trading day immediately following effectiveness of the Scheme of Arrangement. We currently expect to complete the Scheme of Arrangement on [ • ], 2010.

In the event the conditions to the Scheme of Arrangement are not satisfied, the Scheme of Arrangement may be abandoned or delayed, even after approval by our shareholders and the Supreme Court at the Sanction Hearing. If conditions to the Scheme of Arrangement are not satisfied or waived on or before [ • ], 2011, or such later date as agreed by Allied World Bermuda and sanctioned by the Supreme Court, the Scheme of Arrangement will lapse by its terms. In addition, under Bermuda law, the Scheme of Arrangement may be abandoned or delayed for any reason by our board of directors at any time prior to the Sanction Hearing. However, Allied World Bermuda has determined that, subject to satisfaction of the conditions to the Scheme of Arrangement, it will not terminate and abandon the Scheme of Arrangement following the approval of the Scheme of Arrangement by the holders of common shares.

Management of Allied World Switzerland

When the Redomestication is completed, the executive officers and directors of Allied World Bermuda immediately prior to the completion of the Redomestication are expected to be the executive officers and directors of Allied World Switzerland. Following the Redomestication, the executive officers of Allied World Switzerland not residing in Switzerland will periodically hold meetings in Switzerland in order to operate Allied World Switzerland. Allied World Switzerland’s articles of association provide for the same classified board of directors as Allied World Bermuda currently has, and Allied World Bermuda’s directors will carry their terms of office over to the Allied World Switzerland board of directors.

Required Vote; Board Recommendation

The Special Meetings will be conducted in accordance with the directions of the Supreme Court. The presence of two or more persons at each meeting representing in person or by proxy more than 50% of our total issued and outstanding voting common shares or non-voting common shares, as appropriate, throughout the relevant meeting will constitute a quorum. Abstentions and “broker non-votes” will be counted toward the presence of a quorum at, but will not be considered votes cast on any of the proposals brought before, the Special Meetings.

Assuming the presence of a quorum at the meetings, the Scheme of Arrangement requires the affirmative vote of a majority in number of the holders of the Allied World Bermuda voting common shares present and voting on the proposal at the meeting, whether in person or by proxy, representing 75% or more in value of the voting common shares present and voting on the proposal at the meeting, whether in person or by proxy. The Scheme of Arrangement also requires the affirmative vote of a majority in number of the holders of Allied World Bermuda non-voting common shares present and voting on the proposal at the meeting, whether in person or by proxy, representing 75% or more in value of the non-voting common shares present and voting on the proposal at the meeting, whether in person or by proxy. The adjournment proposal requires the affirmative vote of holders of at least a majority of the Allied World Bermuda voting common shares present and voting at the meeting, whether in person or by proxy, with respect to the meeting of voting common shareholders, and the affirmative vote of holders of at least a majority of the Allied World Bermuda non-voting common shares present and voting at the meeting, whether in person or by proxy, with respect to the meeting of non-voting common shareholders. Our board of directors has unanimously approved the Scheme of Arrangement and recommends that shareholders vote “FOR” approval of both of the proposals.

Regulatory Matters

We are not aware of any other governmental approvals or actions that are required to complete the Redomestication other than compliance with U.S. federal and state securities laws and Bermuda and Swiss corporate law, including the registration of the capital increase relating to the issue of Allied World Switzerland voting shares and non-voting participation certificates to our shareholders in the commercial register.

No Appraisal Rights

Under Bermuda law, none of the shareholders of Allied World Bermuda has any right to an appraisal of the value of their shares or payment for them in connection with the Scheme of Arrangement.

No Action Required to Cancel Allied World Bermuda Shares and Receive Allied World Switzerland Shares

Assuming the Scheme of Arrangement becomes effective, your Allied World Bermuda voting common shares will be cancelled and Allied World Switzerland voting shares will be issued without any action on your part. All of Allied World Switzerland’s voting shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Allied World Bermuda shares in certificated form, following the Redomestication, your Allied World Bermuda share certificates will cease to have effect as documents or evidence of title. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Allied World Switzerland voting shares.

Dividend Policy

During the year ended December 31, 2009, Allied World Bermuda declared a regular quarterly dividend of $0.18 per common share during the first, second and third quarters, which was increased to a regular quarterly dividend of $0.20 per common share for the fourth quarter of 2009 and the first and second quarters of 2010. Allied World Bermuda expects to declare and pay a regular quarterly dividend to its shareholders in the fourth quarter of 2010. Allied World Bermuda also expects the Redomestication to be effective by the end of the calendar year 2010. Under Swiss law, any dividends declared and paid after the Redomestication are subject to Allied World Switzerland shareholder approval, which approval will not be sought until the next annual meeting of Allied

World Switzerland in early May 2011. In order to provide for a dividend to holders of Allied World Switzerland’s voting shares and non-voting participation certificates in the interim period, Allied World Bermuda expects that its board of directors will declare a special dividend approximately equal to its normal quarterly dividend to be payable in December 2010 along with the anticipated regularly scheduled fourth quarter 2010 dividend.

Any future declaration and payment of any cash dividends by Allied World Switzerland following the completion of the Redomestication will:

•	depend upon its results of operations, financial condition, cash requirements and other relevant factors;

•	be subject to shareholder approval;

•	be subject to restrictions contained in our credit facilities and other debt covenants; and

•	be subject to other restrictions on dividends imposed by Swiss law.

However, Allied World Switzerland shareholders will have the power to declare dividends without the agreement of the board of directors. Consequently, dividends may be declared by resolution of the shareholders even if the board of directors and management of Allied World Switzerland do not believe it is in the best interest of shareholders.

For a description of restrictions on dividends imposed by Swiss law, see “Description of Allied World Switzerland Shares — Dividends,” “Description of Allied World Switzerland Shares — Repurchases of Shares” and “Material Tax Considerations — Swiss Tax Considerations — Consequences to Shareholders of Allied World Switzerland Subsequent to the Redomestication.”

Share Compensation Plans

If the Redomestication is completed, Allied World Switzerland will adopt and assume Allied World Bermuda’s equity-based incentive plans, awards and arrangements, and those plans, awards, and arrangements will be amended as necessary to give effect to the Scheme of Arrangement, including to provide (1) that shares of Allied World Switzerland will be issued, held, made available, or used to measure benefits as appropriate under the plans, awards and arrangements in lieu of shares of Allied World Bermuda, including upon exercise of any options or share appreciation rights, and upon settlement of restricted stock unit awards, issued under those plans, awards, and arrangements; and (2) for the appropriate substitution of Allied World Switzerland for Allied World Bermuda in those plans, awards and arrangements. Similarly, Allied World Switzerland voting shares will be substituted for Allied World Bermuda voting shares under any long-term incentive plans and awards and other equity-based incentive plans, awards and arrangements maintained by subsidiaries of Allied World Bermuda that presently provide for the issuance of Allied World Bermuda voting shares.

Stock Exchange Listing

Allied World Bermuda’s common shares are currently listed on the NYSE. There is currently no established public trading market for the voting shares of Allied World Switzerland. We intend to apply so that, immediately following the consummation of the Scheme of Arrangement, the voting shares of Allied World Switzerland will be listed on the NYSE under the symbol “AWH” the same symbol under which the Allied World Bermuda common shares are currently listed.

Accounting Treatment of the Scheme of Arrangement

Under U.S. GAAP, the Scheme of Arrangement represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Allied World Switzerland will be reflected at their carrying amounts in the accounts of Allied World Bermuda at the Transaction Time.

Treatment of Non-Voting Shares

The GSCP Funds hold [ • ]% of the issued and outstanding non-voting common shares of Allied World Bermuda. In light of the requirement that the holders of the Allied World Bermuda non-voting common shares approve the Scheme of Arrangement, prior to submitting the Scheme of Arrangement and related transactions to our shareholders, we inquired of the GSCP Funds whether they would support the proposed Redomestication transactions. The GSCP Funds have communicated to us that they have determined, on a preliminary basis, to support the transactions. You should note, however, that the GSCP Funds continue to evaluate the transactions and have not committed or in any way obligated themselves to vote for the Scheme of Arrangement, and there is no assurance that the GSCP Funds will not ultimately determine against supporting the Redomestication and to withhold their votes from or cast their votes against the Scheme of Arrangement.

Treatment of Warrants

If the Scheme of Arrangement is consummated, pursuant to the Transaction Agreement and the terms of Allied World Bermuda’s warrants outstanding on the date of the consummation of the Scheme of Arrangement, Allied World Switzerland will assume Allied World Bermuda’s obligations under the terms of the warrants and will agree to issue voting shares (or non-voting participation certificates in the case of the warrants held by the GSCP Funds) of Allied World Switzerland (rather than Allied World Bermuda voting common shares) or Allied World Switzerland non-voting participation certificates (rather than Allied World Bermuda non-voting common shares) upon exercise of such warrants in accordance with their terms.

Credit Facilities

The credit agreements governing Allied World Bermuda’s existing syndicated credit facilities will require the lenders to consent to the Redomestication. We expect to receive the consent of these lenders prior to the consummation of the Redomestication and any amendments to these credit agreements will be subject to, and only be effective upon, the consummation of the Redomestication.

Senior Notes

Following the Redomestication, our Senior Notes will remain outstanding at Allied World Bermuda. Subsequent to the solicitation of votes pursuant to this proxy statement, Allied World Bermuda will seek the consent of the noteholders solely for the purpose of removing the contractual requirement in the notes indenture that would require Allied World Bermuda to continue to file periodic reports with the SEC following the Redomestication (in addition to the SEC reports of Allied World Switzerland). Following the Redomestication, Allied World Switzerland will fully and unconditionally guaranty the Senior Notes.

Interests of Certain Persons in the Redomestication

You should be aware that some of our executive officers and directors have interests in the Redomestication that are different from, or in addition to, the interests of our other shareholders. Our executive officers and directors as a group beneficially own 1.5% of our issued and outstanding voting common shares. See “Principal Shareholders.”

Allied World Switzerland plans to enter into indemnification agreements with each of its directors and executive officers, substantially similar to those currently in place with Allied World Bermuda, upon the completion of the Redomestication that will provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitee’s receipt of such benefits.

In connection with our request that the GSCP Funds consider the Redomestication transactions prior to their final approval by our board of directors and proposal to our shareholders, we agreed to reimburse the GSCP Funds for all reasonable costs and expenses they incur in connection with their consideration and evaluation of the Redomestication transactions.

PRINCIPAL SHAREHOLDERS

The table below sets forth information as of September 20, 2010 regarding the beneficial ownership of our common shares by:

•	each person known by us to beneficially own more than 5% of our outstanding voting common shares,

•	each of our directors,

•	our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated officers who were serving as executive officers at the end of our 2009 fiscal year, and

•	all of our directors and executive officers as a group.

	Beneficial Ownership of Common Shares(1)
			Non-	Percent of
Name and Address of Beneficial Owner	Voting		Voting	Common Shares

Artisan Partners Holdings LP(2) 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202	3,566,252		—	8.4%
Wellington Management Company, LLP(4) 75 State Street, Boston, MA 02109	2,879,714		—	6.8%
Blackrock, Inc.(3) 40 E. 52nd Street, New York, NY 10022	2,203,095		—	5.2%
Barbara T. Alexander	2,000		—	*
Scott A. Carmilani	251,900	(5)	—	*
James F. Duffy	7,573		—	*
Bart Friedman	8,865		—	*
Scott Hunter	6,865		—	*
Mark R. Patterson	35,865		—	*
Patrick de Saint-Aignan	2,665		—	*
Samuel J. Weinhoff	8,428		—	*
Joan H. Dillard	114,336	(6)	—	*
Wesley D. Dupont	56,371	(7)	—	*
W. Gordon Knight	13,119	(8)	—	*
John L. Sennott, Jr.	4,268
All directors and executive officers as a group (16 persons)	634,745	(9)	—	1.5%

*	Less than 1%.

(1)	Pursuant to the regulations promulgated by the SEC, our common shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of our common shares, whether or not such person has any pecuniary interest in our common shares, or the right to acquire the power to vote or dispose of our common shares within 60 days of September 20, 2010, including any right to acquire through the exercise of any option, warrant or right. As of September 20, 2010, we had 42,605,678 common shares issued and outstanding (39,155,825 voting common shares and 3,449,853 non-voting common shares). All amounts listed represent sole voting and dispositive power unless otherwise indicated.

As of September 20, 2010, the GSCP Funds owned in the aggregate 3,159,793 non-voting common shares, or 7.4% of the common shares outstanding as of this date. The GSCP Funds also hold warrants to purchase in the aggregate 1,500,000 non-voting common shares. Under the terms of these warrants and our bye-laws, the GSCP Funds are permitted to hold only non-voting common shares and each warrant is convertible only into non-voting common shares. Because the GSCP Funds are prohibited by the terms of our bye-laws from owning voting common shares (and any shares owned by the GSCP Funds are automatically deemed non-voting common shares), these funds’ holdings have not been included in the table above pursuant to applicable SEC rules.

(2)	Based on information reported on Schedule 13G, as filed with the SEC on February 11, 2010 jointly by Artisan Partners Holdings LP (“Artisan Holdings”), Artisan Investment Corporation (“Artisan Corp.”), Artisan Partners Limited Partnership (“Artisan Partners”), Artisan Investments GP LLC (“Artisan Investments”), ZFIC, Inc. (“ZFIC”) and Andrew A. Ziegler and Carlene M. Ziegler, the principal stockholders of ZFIC (who, together with Artisan Holdings, Artisan Corp., Artisan Partners, Artisan Investments and ZFIC are referred to herein as the “Artisan Parties”), the Artisan Parties are the beneficial owners of 3,566,252 voting common shares acquired on behalf of discretionary clients of Artisan Holdings and Artisan Partners who have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to this Schedule 13G, the Artisan Parties have the following dispositive powers with respect to the voting common shares: (a) sole voting power: none; (b) shared voting power: 3,452,652; (c) sole dispositive power: none; and (d) shared dispositive power: 3,566,252.

(3)	Based on information reported on Schedule 13G (Amendment No. 1), as filed by Blackrock, Inc. (“Blackrock”) with the SEC on June 10, 2010, Blackrock has sole voting power and sole dispositive power over 2,203,095 voting common shares and has no shared voting power and no shared dispositive power for any of these shares.

(4)	Based on information reported on Schedule 13G (Amendment No. 2) as filed by Wellington Management Company, LLP (“Wellington”) with the SEC on February 12, 2010, Wellington is the beneficial owner of 2,879,714 voting common shares held by its clients who have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to this Schedule 13G, Wellington has the following dispositive powers with respect to the voting common shares: (a) sole voting power: none; (b) shared voting power: 2,339,969; (c) sole dispositive power: none; and (d) shared dispositive power: 2,879,714.

(5)	Includes stock options exercisable to purchase 78,333 voting common shares.

(6)	Includes stock options exercisable to purchase 33,333 voting common shares.

(7)	Includes stock options exercisable to purchase 25,000 voting common shares.

(8)	Includes stock options exercisable to purchase 8,250 voting common shares.

(9)	Includes stock options exercisable to purchase 163,498 voting common shares.

MARKET PRICE AND DIVIDEND INFORMATION

Allied World Bermuda began publicly trading on the NYSE under the symbol “AWH” as of July 12, 2006.

The following table sets forth the high and low sales prices per share of Allied World Bermuda common shares for the periods indicated, as reported on the NYSE Composite Tape.

	Price of
	Allied World Bermuda
	Common Shares
Calendar Year	High	Low

2010
First quarter	$47.05	$43.77
Second quarter	$47.96	$40.60
Third quarter (through September 29, 2010)	$56.79	$44.42
2009
First quarter	$42.68	$32.23
Second quarter	$41.32	$35.43
Third quarter	$49.76	$39.93
Fourth quarter	$49.31	$44.32
2008
First quarter	$50.24	$38.29
Second quarter	$46.82	$39.08
Third quarter	$42.93	$34.67
Fourth quarter	$40.60	$21.00

On September 29, 2010, the last full trading day before we announced the Scheme of Arrangement, Allied World Bermuda common shares closed at $56.60 per share. Shareholders are encouraged to obtain recent stock quotes for Allied World Bermuda common shares. As of [ • ], 2010, the record date for determining holders of Allied World Bermuda common shares, there were [ • ] holders of record of Allied World Bermuda common shares.

We declared a regular quarterly dividend of $0.20 per common share during each of the first two quarters of 2010. During the year ended December 31, 2009, we declared a regular quarterly dividend of $0.18 per common share for the first, second and third quarters, and a regular quarterly dividend of $0.20 per common share for the fourth quarter. During the year ended December 31, 2008, we declared a regular quarterly dividend of $0.18 per common share during each quarter. The continued declaration and payment of dividends to holders of common shares is expected but will be at the discretion of our board of directors and subject to specified legal, regulatory, financial and other restrictions. Following the Redomestication, future declaration and payment of dividends by Allied World Switzerland will be subject to shareholder approval.

As a holding company, Allied World Bermuda’s principal source of income is dividends or other statutorily permissible payments from its subsidiaries. The ability of its subsidiaries to pay dividends is limited by the applicable laws and regulations of the various countries in which Allied World Bermuda operates, including Bermuda, the United States and Ireland.

We intend to list the voting shares of Allied World Switzerland on the NYSE under the symbol “AWH” the same symbol under which the Allied World Bermuda common shares are currently listed.

MATERIAL TAX CONSIDERATIONS

The information presented under the caption “— U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (as defined below) of the Redomestication and owning and disposing of Allied World Switzerland voting shares received pursuant to the Redomestication. The information presented under the caption “— Swiss Tax Considerations” is a discussion of the material Swiss tax consequences (1) to shareholders resident for tax purposes in a country other than Switzerland of the Redomestication and of ownership and disposition of the Allied World Switzerland voting shares and (2) to Allied World Switzerland of the Redomestication and subsequent operations. The information presented under the caption “— Bermuda Tax Considerations” is a discussion of the material Bermuda tax consequences of the Redomestication.

You should consult your own tax advisor regarding the applicable tax consequences to you of the Redomestication and of ownership and disposition of the Allied World Switzerland voting shares under the laws of the United States (federal, state and local), Switzerland, Bermuda and any other applicable foreign jurisdiction.

U.S. Federal Income Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or description of all of the possible tax consequences of the Redomestication or of holding and disposing of Allied World Switzerland voting shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you. In particular, this discussion deals only with holders that hold their Allied World Bermuda shares and will hold their Allied World Switzerland voting shares as capital assets and does not address the tax treatment of special classes of holders, such as:

•	a holder of Allied World Bermuda shares who, at any time within the five-year period ending on the date of the Redomestication, has actually or constructively owned 10% or more of the total combined voting power of all classes of stock entitled to vote of Allied World Bermuda or who, immediately before the Redomestication, actually or constructively owns at least 5% (by vote or value) of the outstanding stock of Allied World Bermuda,

•	a holder of Allied World Switzerland voting shares who, immediately after the Redomestication, actually or constructively owns at least 5% of either the total voting power or the total value of the stock of Allied World Switzerland or who, at any time after the Redomestication, actually or constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Allied World Switzerland,

•	a bank or other financial institution,

•	an insurance company,

•	a person holding shares as part of a “straddle,” “hedge,” “integrated transaction,” or “conversion transaction,”

•	a person holding shares through a partnership or other pass-through entity,

•	a U.S. expatriate,

•	a person who is liable for alternative minimum tax,

•	a broker-dealer or trader in securities or currencies,

•	a U.S. holder whose “functional currency” is not the U.S. dollar,

•	a regulated investment company,

•	a real estate investment trust,

•	a trader in securities who has elected the mark-to-market method of accounting for its securities, or

•	a holder who received the Allied World Bermuda shares through the exercise of employee stock options or otherwise as compensation or through a tax qualified retirement plan.

This discussion is based on the laws of the United States, including the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “U.S. Code,” its legislative history, existing and proposed Treasury regulations promulgated thereunder, judicial decisions, published rulings, administrative pronouncements and income tax treaties to which the United States is a party, each as in effect on the date of this proxy statement. These laws may change, possibly with retroactive effect. There can be no assurance that the United States Internal Revenue Service, which we refer to as the “IRS,” will not disagree with or will not successfully challenge any of the conclusions reached and described in this discussion.

For purposes of this discussion, a “U.S. holder” is any beneficial owner of Allied World Bermuda shares, or, after the completion of the Redomestication, Allied World Switzerland voting shares, that for U.S. federal income tax purposes is:

•	an individual citizen or resident alien of the United States,

•	a corporation (or other entity taxable as a corporation) organized under the laws of the United States or any state thereof including the District of Columbia,

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or

•	a trust if (1) it validly elects to be treated as a United States person for U.S. federal income tax purposes or (2)(a) its administration is subject to the primary supervision of a court within the United States and (b) one or more United States persons have the authority to control all of its substantial decisions.

A “non-U.S. holder” is any beneficial owner of Allied World Bermuda shares, or, after the completion of the Redomestication, Allied World Switzerland voting shares, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this summary, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Allied World Bermuda shares or Allied World Switzerland voting shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Allied World Bermuda shares or Allied World Switzerland voting shares that are partnerships and partners in these partnerships are urged to consult their tax advisers regarding the U.S. federal income tax consequences to them of the Redomestication and the ownership and disposition of the Allied World Switzerland voting shares.

In the discussion that follows, except as otherwise indicated, it is assumed, as Allied World Bermuda believes to be the case, that Allied World Bermuda has not been and will not be a passive foreign investment company before the Redomestication and that Allied World Switzerland will not be a passive foreign investment company after the Redomestication. See “— Passive Foreign Investment Company Considerations.” It is also assumed, as Allied World Bermuda expects to be the case, that Allied World Switzerland will continue to be a foreign corporation in the future.

Taxation of Allied World Switzerland Subsequent to the Redomestication

We do not anticipate any material changes to the taxation of Allied World Switzerland as a result of the Redomestication. For further discussion, please refer to “U.S. Taxation of our Non-U.S. Companies” and “U.S. Taxation of our U.S. Subsidiaries” in Allied World Bermuda’s Form S-3 filed with the SEC on December 31, 2007.

U.S. Holders

Consequences of the Redomestication.  The Redomestication, together with the subsequent election by Allied World Bermuda to be treated as an entity disregarded from its owner for U.S. federal tax purposes, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Code. The material U.S. federal income tax consequences of the Redomestication to U.S. holders are as follows:

•	U.S. holders will recognize no gain or loss in the Redomestication;

•	a U.S. holder’s tax basis in the Allied World Switzerland voting shares received in the Redomestication will equal the U.S. holder’s tax basis in its shares of Allied World Bermuda common shares cancelled in the Redomestication; and

•	the holding period of the Allied World Switzerland voting shares received by a U.S. holder in the Redomestication will include the period during which the U.S. holder held its shares of Allied World Bermuda common shares cancelled in the Redomestication.

Shareholders who hold their Allied World Bermuda shares with differing bases or holding periods are urged to consult their tax advisors with regard to identifying the bases and holding periods of the particular Allied World Switzerland voting shares received in the Scheme of Arrangement.

Consequences to Shareholders of Allied World Switzerland Subsequent to the Redomestication

Taxation of Distributions in the Form of a Repayment of Par Value, Repayment of Qualifying Paid in Capital or Dividend.  Subject to the discussions below relating to the potential application of the controlled foreign corporation, which we refer to as “CFC,” related person insurance income, which we refer to as “RPII”, and passive foreign investment company, which we refer to as “PFIC,” rules, the gross amount of a distribution paid with respect to Allied World Switzerland, including the full amount of any Swiss withholding tax thereon, will be a dividend for U.S. federal income tax purposes to the extent of current or accumulated earnings and profits of Allied World Switzerland (as determined for U.S. tax purposes). With respect to non-corporate U.S. holders, certain dividends received in taxable years beginning before January 1, 2011 from a “qualified foreign corporation” will be subject to U.S. federal income tax at a maximum rate of 15%. In general, Allied World Switzerland will be treated as a qualified foreign corporation if the Allied World Switzerland voting shares are listed on the NYSE or certain other exchanges or Allied World Switzerland qualifies for benefits under the income tax treaty between the United States and Switzerland. This reduced rate is subject to a U.S. holder’s satisfaction of certain significant holding period and other applicable requirements, including that Allied World Switzerland cannot be a passive foreign investment company (as described below), and will not be available in all situations. Accordingly, U.S. holders are urged to consult their own tax advisors regarding the application of the relevant rules to their particular circumstances. As a Swiss corporation, if Allied World Switzerland is treated as a qualified foreign corporation such dividends will constitute qualified dividend income taxed as net capital gain.

To the extent that a distribution exceeds Allied World Switzerland’s current or accumulated earnings and profits (as determined for U.S tax purposes), it will be treated as a nontaxable return of capital to the extent of the taxpayer’s basis in the stock, and thereafter as a capital gain. While dividends paid by Allied World Switzerland generally will be treated as foreign source income, if U.S. holders own a majority of our voting shares as we expect to continue to be the case, a portion of the dividends may be treated as U.S. source income. Allied World Switzerland dividends will not be eligible for the dividends received deduction allowed to corporate shareholders under the U.S. Code.

Subject to complex limitations, Swiss withholding tax will be treated for U.S. tax purposes as a foreign tax that may be claimed as a foreign tax credit against the U.S. federal income tax liability of a U.S. holder. Dividends distributed by Allied World Switzerland will generally be categorized as “passive income” or, in the case of some holders, as “financial services income,” for purposes of computing allowable foreign tax credits for U.S. tax purposes. Certain taxpayers may be able to treat financial services income as general category income. The rules relating to the determination of the foreign tax credit are complex, and you should consult your own tax advisors to determine whether and to what extent a credit would be available. In lieu of claiming a credit, U.S. holders may claim a deduction of foreign taxes paid in the taxable year. Unlike a tax credit, a deduction generally does not reduce U.S. tax on a dollar-for-dollar basis.

Classification of Allied World Switzerland or its Non-U.S. Subsidiaries as Controlled Foreign Corporation.  Each 10% U.S. Shareholder (as defined below) of a non-U.S. corporation that is a CFC for an uninterrupted period of 30 days or more during a taxable year, and who owns shares in the CFC, directly or indirectly through non-U.S. entities, on the last day of the CFC’s taxable year, must include in its gross income for U.S. federal income tax purposes its pro rata share of the CFC’s “subpart F income,” even if the subpart F income is not distributed. A non-U.S. corporation is considered a CFC if 10% U.S. Shareholders own (directly, indirectly through non-U.S. entities or by attribution by application of the constructive ownership rules of section 958(b) of the U.S. Code (i.e., “constructively”)) more than 50% of the total combined voting power of all classes of voting stock of such non-U.S. corporation, or more than 50% of the total value of all stock of such corporation on any day during the taxable year of such corporation. For purposes of taking into account insurance income, a CFC also includes a non-U.S. insurance company in which more than 25% of the total combined voting power of all classes of stock (or more than 25% of the total value of the stock) is owned by 10% U.S. Shareholders, on any day during the taxable year of such corporation. A “10% U.S. Shareholder” is a U.S. Person who owns (directly, indirectly through non-U.S. entities or constructively) at least 10% of the total combined voting power of all classes of stock entitled to vote of the non-U.S. corporation. We believe that because of the dispersion of our share ownership, provisions in our organizational documents that limit voting power (these provisions are described in “Description of Allied World Switzerland Shares — Voting”), provisions in the bye-laws of our non- U.S. subsidiaries and other factors, no U.S. Person who owns shares of Allied World Switzerland directly or indirectly through one or more non-U.S. entities should be treated as owning (directly, indirectly through non-U.S. entities, or constructively), 10% or more of the total voting power of all classes of shares of Allied World Switzerland or any of its non-U.S. subsidiaries and, therefore, we believe that Allied World Switzerland and its non-U.S. subsidiaries should not be CFCs. It is possible, however, that the IRS could challenge the effectiveness of these provisions and that a court could sustain such a challenge.

The RPII CFC Provisions.  The following discussion generally is applicable only if the RPII of any of the non-U.S. insurance subsidiaries, determined on a gross basis, is 20% or more of a Non-U.S. Insurance Subsidiary’s gross insurance income for the taxable year and the 20% Ownership Exception (as defined below) is not met. The following discussion generally would not apply for any fiscal year in which a Non-U.S. Insurance Subsidiary’s gross RPII falls below the 20% threshold or the 20% Ownership Exception is met. Although we cannot be certain, we believe that each of our Non-U.S. Insurance Subsidiaries was in prior years of operations and will be for the foreseeable future below either the 20% threshold or 20% Ownership Exception for each tax year.

RPII is any “insurance income” (as defined below) attributable to policies of insurance or reinsurance with respect to which the person (directly or indirectly) insured is a “RPII shareholder” (as defined below) or a “related person” (as defined below) to such RPII shareholder. In general, and subject to certain limitations, “insurance income” is income (including premium and investment income) attributable to the issuing of any insurance or reinsurance contract which would be taxed under the portions of the U.S. Code relating to insurance companies if the income were the income of a domestic insurance company. For purposes of inclusion of the RPII of a Non-U.S Insurance Subsidiary in the income of RPII shareholders, unless an exception applies, the term “RPII shareholder” would mean any U.S. Person who owns (directly or indirectly through non-U.S. entities) any amount of Allied World Switzerland voting shares. Generally, the term “related person” for this purpose means someone who controls or is controlled by the RPII shareholder or someone who is controlled by the same person or persons which control the RPII shareholder. Control is measured by either more than 50% in value or more than 50% in voting power of stock applying certain constructive ownership principles. A Non-U.S Insurance Subsidiary will be treated as a CFC under the RPII provisions if RPII shareholders are treated as owning (directly, indirectly through non-U.S. entities or constructively) 25% or more of the shares of Allied World Switzerland by vote or value.

RPII Exceptions.  The special RPII rules would not apply if (i) at all times during the taxable year less than 20% of the voting power and less than 20% of the value of the stock of Allied World Switzerland, which we refer to as the “20% Ownership Exception,” is owned (directly or indirectly) by persons who are (directly or indirectly) insured under any policy of insurance or reinsurance issued by a Non-U.S Insurance Subsidiary or related persons to any such person, (ii) RPII, determined on a gross basis, is less than 20% of a Non-U.S Insurance Subsidiary gross insurance income for the taxable year (the “20% Gross Income Exception”), (iii) a Non-U.S Insurance Subsidiary elects to be taxed on its RPII as if the RPII were effectively connected with the conduct of a U.S. trade or business, and to waive all treaty benefits with respect to RPII and meet certain other requirements or (iv) a Non-U.S Insurance Subsidiary elects to be treated as a U.S. corporation and waive all treaty benefits and meet certain other requirements. Where none of these exceptions applies, each U.S. Person owning or treated as owning any voting shares Allied World Switzerland (and therefore, indirectly, in a Non-U.S Insurance Subsidiary) on the last day of Allied World Switzerland’s taxable year will be required to include in its gross income for U.S. federal income tax purposes its share of the RPII for the portion of the taxable year during which a Non-U.S Insurance Subsidiary was a CFC under the RPII provisions, determined as if all such RPII were distributed proportionately only to such U.S. Persons at that date, but limited by each such U.S. Person’s share of a Non-U.S Insurance Subsidiary’s current-year earnings and profits as reduced by the U.S. Person’s share, if any, of certain prior-year deficits in earnings and profits. The Non-U.S Insurance Subsidiaries intend to operate in a manner that is intended to ensure that each qualifies for either the 20% Gross Income Exception or 20% Ownership Exception.

Computation of RPII.  For any year in which a Non-U.S Insurance Subsidiary’s gross RPII is 20% or more of its gross insurance income for the year and the Non-U.S Insurance Subsidiary does not meet the 20% Ownership Exception, Allied World Switzerland may also seek information from its shareholders as to whether beneficial owners of voting shares at the end of the year are U.S. Persons so that the RPII may be determined and apportioned among such persons; to the extent Allied World Switzerland is unable to determine whether a beneficial owner of voting shares is a U.S. Person, we may assume that such owner is not a U.S. Person, thereby increasing the per share RPII amount for all known RPII shareholders. The amount of RPII includable in the income of a RPII shareholder is based upon the net RPII income for the year after deducting related expenses such as losses, loss reserves and operating expenses.

If gross RPII is less than 20% of gross insurance income or the Non-U.S Insurance Subsidiary meets the 20% Ownership Exception, RPII shareholders will not be required to include RPII in their taxable income. The amount of RPII includable in the income of a RPII shareholder is based upon the net RPII income for the year after deducting related expenses such as losses, loss reserves and operating expenses.

Apportionment of RPII to U.S. Holders.  Every RPII shareholder who owns voting shares on the last day of any taxable year of Allied World Switzerland in which a Non-U.S Insurance Subsidiary’s gross insurance income constituting RPII for that year equals or exceeds 20% of the Non-U.S Insurance Subsidiary’s gross insurance income and the Non-U.S Insurance Subsidiary does not meet the 20% Ownership Exception should expect that for such year it will be required to include in gross income its share of the a Non-U.S Insurance Subsidiary’s RPII for the portion of the taxable year during which the Non-U.S Insurance Subsidiary was a CFC under the RPII provisions, whether or not distributed, even though it may not have owned the shares throughout such period. A RPII shareholder who owns voting shares during such taxable year but not on the last day of the taxable year is not required to include in gross income any part of a Non-U.S Insurance Subsidiary’s RPII.

Uncertainty as to Application of RPII.  The RPII provisions are complex, have never been interpreted by the courts or the Treasury Department of the United States (the “Treasury”) in final Treasury regulations, and Treasury regulations interpreting the RPII provisions of the U.S. Code exist only in proposed form. It is not certain whether these Treasury regulations will be adopted in their proposed form or what changes or clarifications might ultimately be made thereto or whether any such changes, as well as any interpretation or application of RPII by the IRS, the courts or otherwise, might have retroactive effect. These provisions include the grant of authority to the Treasury Department to prescribe “such Treasury regulations as may be necessary to carry out the purpose of this subsection including Treasury regulations preventing the avoidance of this subsection through cross insurance arrangements or otherwise.” Accordingly, the meaning of the RPII provisions and the application thereof to a Non-U.S Insurance Subsidiary is uncertain. In addition, we cannot be certain that the amount of RPII or the amounts of the RPII inclusions for any particular RPII shareholder, if any, will not be subject to adjustment based upon subsequent IRS examination. Any prospective investor which does business with a Non-U.S Insurance Subsidiary and is considering an investment in voting shares should consult his or her tax advisor as to the effects of these uncertainties.

Tax-Exempt Shareholders.  Tax-exempt entities will be required to treat certain subpart F insurance income, including RPII, that is includible in income by the tax-exempt entity as unrelated business taxable income. Prospective investors that are tax exempt entities are urged to consult their tax advisors as to the potential impact of the unrelated business taxable income provisions of the U.S. Code. A tax-exempt organization that is treated as a 10% U.S. Shareholder or a RPII Shareholder also must file IRS Form 5471 in certain circumstances.

Dispositions of Allied World Switzerland Shares.  Subject to the discussions below relating to the potential application of U.S. Code section 1248 and the PFIC rules, a U.S. holder of Allied World Switzerland voting shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other disposition of Allied World Switzerland voting shares in an amount equal to the difference between the amount realized (i.e., the amount of cash plus the fair market value of any property received) on such sale, exchange or other disposition and the holder’s adjusted tax basis in Allied World Switzerland voting shares. Such capital gain or loss will be long-term capital gain or loss if the holder’s holding period for Allied World Switzerland voting shares exceeds one year at the time of the sale, exchange or other disposition. Under current law, long-term capital gain of non-corporate U.S. shareholders is subject to tax at a maximum rate of 15%. However, this reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. The deductibility of capital losses is subject to limitations. Moreover, gain, if any, generally will be a U.S. source gain and generally will constitute “passive income” for foreign tax credit limitation purposes.

U.S. Code section 1248 provides that if a U.S. Person sells or exchanges stock in a non-U.S. corporation and such person owned, directly, indirectly through certain non-U.S. entities or constructively, 10% or more of the voting power of the corporation at any time during the five-year period ending on the date of disposition when the corporation was a CFC, any gain from the sale or exchange of the shares will be treated as a dividend to the extent of the CFC’s earnings and profits (determined under U.S. federal income tax principles) during the period that the shareholder held the shares and while the corporation was a CFC (with certain adjustments). We believe that because of the dispersion of our share ownership, provisions in our organizational documents that limit voting power, provisions in the bye-laws of our non- U.S. subsidiaries and other factors that no U.S. Holder of Allied World Switzerland should be treated as owning (directly, indirectly through non-U.S. entities or constructively) 10% of more of the total voting power of Allied World Switzerland or its non-U.S. subsidiaries; to the extent this is the case, this application of U.S. Code section 1248 under the regular CFC rules should not apply to dispositions of our voting shares. It is possible, however, that the IRS could challenge the effectiveness of these provisions and that a court could sustain such a challenge. A 10% U.S. Shareholder may in certain circumstances be required to report a disposition of voting shares of a CFC by attaching IRS Form 5471 to the U.S. federal income tax or information return that it would normally file for the taxable year in which the disposition occurs. In the event this is determined necessary, Allied World Switzerland will provide a completed IRS Form 5471 or the relevant information necessary to complete the Form. U.S. Code section 1248 also applies to the sale or exchange of shares in a non-U.S. corporation if the non-U.S. corporation would be treated as a CFC for RPII purposes regardless of whether the shareholder is a 10% U.S. Shareholder or whether RPII constitutes 20% or more of the corporation’s gross insurance income or the 20% Ownership Exception applies. Proposed Treasury regulations do not address whether U.S. Code section 1248 would apply if a non-U.S. corporation is not a CFC but the non-U.S. corporation has a subsidiary that is a CFC and that would be taxed as an insurance company if it were a domestic corporation. We believe, however, that this application of U.S. Code section 1248 under the RPII rules should not apply to dispositions of voting shares because Allied World Switzerland will not be directly engaged in the insurance business. We cannot be certain, however, that the IRS will not interpret the proposed Treasury regulations in a contrary manner or that the Treasury Department will not amend the proposed Treasury regulations to provide that these rules will apply to dispositions of voting shares. Prospective investors should consult their tax advisors regarding the effects of these rules on a disposition of voting shares.

Passive Foreign Investment Company Considerations.  The treatment of U.S. holders could be materially different from that described above if, at any time during the U.S. holder’s holding period, Allied World Bermuda or Allied World Switzerland were a passive foreign investment company. For U.S. tax purposes, a foreign corporation, such as Allied World Bermuda or Allied World Switzerland, is classified as a PFIC for any taxable year in which either (1) 75% or more of its gross income is passive income (as defined for U.S. tax purposes) or (2) the average percentage of its assets which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, the foreign corporation is deemed to own its proportionate share of the assets, and to receive directly its proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

For the above purposes, passive income generally includes interest, dividends, annuities and other investment income. The PFIC rules provide that income “derived in the active conduct of an insurance business by a corporation which is predominantly engaged in an insurance business... is not treated as passive income.” The PFIC provisions also contain a look-through rule under which a non-U.S. corporation shall be treated as if it “received directly its proportionate share of the income...” and as if it “held its proportionate share of the assets...” of any other corporation in which it owns at least 25% of the value of the stock.

The insurance income exception is intended to ensure that income derived by a bona fide insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business. We expect, for purposes of the PFIC rules, that each of our insurance subsidiaries will be predominantly engaged in an insurance business and is unlikely to have financial reserves in excess of the reasonable needs of its insurance business in each year of operations. Accordingly, none of the income or assets of our insurance subsidiaries should be treated as passive. Additionally, we expect that the passive income and assets of our non-insurance subsidiaries will be de minimis in each year of operations with respect to the overall income and assets of Allied World Switzerland and its subsidiaries. Under the look-through rule, Allied World Switzerland should be deemed to own its proportionate share of the assets and to have received its proportionate share of the income of its direct and indirect subsidiaries for purposes of the 75% test and the 50% test. As a result, we believe that Allied World Switzerland should not be treated as a PFIC. We cannot be certain, however, as there are currently no Treasury regulations regarding the application of the PFIC provisions to an insurance company and new Treasury regulations or pronouncements interpreting or clarifying these rules may be forthcoming, that the IRS will not successfully challenge this position. Prospective investors are urged to consult their tax advisors as to the effects of the PFIC rules.

We believe that Allied World Bermuda has not been a PFIC in any prior taxable year and will not be a PFIC for the taxable year that includes the Redomestication. In addition, we do not expect Allied World Switzerland to be or become a PFIC following the Redomestication. This conclusion, however, is a factual determination that is made annually and thus is uncertain and may be subject to change. If Allied World Switzerland were characterized as a PFIC during a given year, each U.S. Person holding voting shares would be subject to a penalty tax at the time of the sale at a gain of, or receipt of an “excess distribution” with respect to, their voting shares, unless such person is a 10% U.S. Shareholder (and Allied World Switzerland is a CFC) or made a “qualified electing fund election” or “mark-to-market” election. It is uncertain that Allied World Switzerland would be able to provide its shareholders with the information necessary for a U.S. holder to make a “qualified electing fund election.” In addition, if Allied World Switzerland were considered a PFIC, upon the death of any U.S. individual owning voting shares, such individual’s heirs or estate would not be entitled to a “step-up” in the basis of the voting shares that might otherwise be available under U.S. federal income tax laws. In general, a shareholder receives an “excess distribution” if the amount of the distribution is more than 125% of the average distribution with respect to the voting shares during the three preceding taxable years (or shorter period during which the taxpayer held voting shares). In general, the penalty tax is equivalent to an interest charge on taxes that are deemed due during the period the shareholder owned the voting shares, computed by assuming that the excess distribution or gain (in the case of a sale) with respect to the voting shares was taken in equal portion at the highest applicable tax rate on ordinary income throughout the shareholder’s period of ownership. The interest charge is equal to the applicable rate imposed on underpayments of U.S. federal income tax for such period. In addition, a distribution paid by Allied World Switzerland to U.S. holders that is characterized as a dividend and is not characterized as an excess distribution would not be eligible for reduced rates of tax as qualified dividend income with respect to dividends paid before 2011.

Foreign Tax Credit.  If U.S. holders own a majority of our voting shares, only a portion of the current income inclusions, if any, under the CFC, RPII and PFIC rules and of dividends paid by us (including any gain from the sale of shares that is treated as a dividend under section 1248 of the U.S. Code) may be treated as foreign source income for purposes of computing a shareholder’s U.S. foreign tax credit limitations. We will consider providing shareholders with information regarding the portion of such amounts constituting foreign source income to the extent such information is reasonably available. It is also likely that substantially all of the “subpart F income,” RPII and dividends that are foreign source income will constitute either “passive” or “general” income. Thus, it may not be possible for most shareholders to utilize excess foreign tax credits to reduce U.S. tax on such income.

Information Reporting and Backup Withholding.  Dividends on Allied World Switzerland voting shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 28% rate) unless the holder (1) is a corporation or other exempt recipient or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the cash proceeds of a sale of the Allied World Switzerland voting shares.

In addition to being subject to backup withholding, if a U.S. holder of Allied World Switzerland voting shares does not provide us (or our paying agent) with the holder’s correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder timely furnishes certain required information to the IRS.

Non-U.S. Holders

Consequences of the Redomestication and Subsequent Disposition of the Allied World Switzerland Shares.  In general, a non-U.S. holder of Allied World Bermuda shares will not be subject to U.S. federal income or withholding tax on any gain with respect to the Redomestication and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of the Allied World Switzerland voting shares received in the Redomestication, unless: (1) such gain is effectively connected with the conduct by the holder of a trade or business within the United States and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States, (2) in the case of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the gain is recognized and certain other conditions are met, or (3) such holder is subject to backup withholding tax (as described below).

Taxation of Distributions on the Allied World Switzerland Shares.  A non-U.S. holder generally will not be subject to U.S. federal income tax on dividends received on its Allied World Switzerland voting shares, unless the dividends are effectively connected with the holder’s conduct of a trade or business in the United States and, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the holder in the United States, or such holder is subject to backup withholding tax (as described below).

Except to the extent otherwise provided under an applicable tax treaty, a non-U.S. holder generally will be taxed in the same manner as a U.S. holder on dividends paid and gains recognized that are effectively connected with the holder’s conduct of a trade or business in the United States. Effectively connected dividends received and gains recognized by a corporate non-U.S. holder may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or, if applicable, a lower treaty rate), subject to certain adjustments.

Information Reporting and Backup Withholding.  In order not to be subject to backup withholding tax on distributions and disposition proceeds with respect to Allied World Switzerland voting shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status, or otherwise establish an exemption. Non-U.S. holders of Allied World Switzerland voting shares are urged to consult their tax advisers regarding the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining such an exemption, if available. Any amount withheld from a payment to a non-U.S. holder under the backup withholding rules will be allowable as a credit against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Swiss Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of Swiss taxation other than federal, cantonal and communal income taxation, federal withholding taxation, and federal issuance stamp tax and transfer stamp tax. This discussion is not a complete analysis or listing of all of the possible tax consequences of the Redomestication or of holding and disposing of Allied World Switzerland voting shares and non-voting participation certificates and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you.

This discussion is based on the laws of the Confederation of Switzerland, including the Federal Income Tax Act of 1990, the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, The Federal Withholding Tax Act of 1965, the Federal Stamp Duty Act of 1973, as amended, which we refer to as the “Swiss tax law,” existing and proposed regulations promulgated thereunder, published judicial decisions and administrative pronouncements, each as in effect on the date of this proxy statement or with a known future effective date. These laws may change, possibly with retroactive effect.

For purposes of this discussion, a “Swiss holder” is any beneficial owner of Allied World Bermuda shares, or, after the completion of the Scheme of Arrangement, Allied World Switzerland voting shares and non-voting participation certificates, that for Swiss federal income tax purposes is:

•	an individual resident of Switzerland or otherwise subject to Swiss taxation under article 3, 4 or 5 of the Federal Income Tax Act of 1990, as amended, or article 3 or 4 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended,

•	a corporation or other entity taxable as a corporation organized under the laws of Switzerland under article 50 or 51 of the Federal Income Tax Act of 1990, as amended, or article 20 or 21 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended, or

•	an estate or trust, the income of which is subject to Swiss income taxation regardless of its source.

A “non-Swiss holder” of Allied World Bermuda shares, or, after the completion of the Scheme of Arrangement, Allied World Switzerland voting shares or non-voting participation certificates, is a holder that is not a Swiss holder. For purposes of this summary, “holder” or “shareholder” means either a Swiss holder or a non-Swiss holder or both, as the context may require.

Consequences of the Redomestication

Tax Consequences

No Swiss tax is due for non-Swiss holders upon the receipt of Allied World Switzerland voting shares or non-voting participation certificates pursuant to the Scheme of Arrangement.

If Swiss holders are beneficial owners of Allied World Bermuda shares or Allied World Switzerland voting shares or non-voting participation certificates, they are urged to consult their tax advisers regarding the Swiss tax consequences to them of the Redomestication.

Swiss Corporate Tax Consequences

Under Swiss tax law as it applies to corporations, the Redomestication is considered to be a tax neutral restructuring for Allied World Bermuda and Allied World Switzerland. Therefore, no Swiss income taxes will be due with respect to these companies as a result of the Redomestication. As a tax neutral restructuring, the Redomestication is also exempt from the Swiss withholding tax and issuance stamp tax and transfer stamp tax.

Taxation of Allied World Switzerland Subsequent to the Redomestication

Income Tax

A Swiss resident company is subject to income tax at federal, cantonal and communal levels on its worldwide income. However, a holding company, such as Allied World Switzerland, is generally exempt from cantonal and communal income tax (with the exception of income generated in relation to Swiss real estate and/or income for which taxation is a condition to rely on a withholding tax relief provided under the applicable double tax treaty or the applicable bilateral agreement with the respective source country) and therefore is only subject to Swiss federal income tax. At the federal level, qualifying net dividend income and qualifying net capital gains on the sale of qualifying investments in subsidiaries is exempt from federal income tax. Consequently, Allied World Switzerland expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from federal income tax.

Issuance Stamp Tax

Swiss issuance stamp tax is a federal tax levied on the issuance of shares/participation certificates and increases in the equity of Swiss corporations. The applicable tax rate is 1% of the fair market value of the assets contributed to equity. Exemptions are available in tax neutral restructuring transactions, such as the Scheme of Arrangement. As a result, any future issuance of voting shares or non-voting participation certificates by Allied World Switzerland may be subject to the issuance stamp tax unless the voting shares or non-voting participation certificates are issued in the context of the Redomestication or other qualifying restructuring transaction.

The issuance stamp tax is also levied on the issuance of certain debt instruments. In such case, the rate would amount to 0.06% to 0.12% of the nominal value of the debt issued per year of duration of the instrument (the rate depending on the type of debt instrument). No Swiss issuance stamp tax (at the rate described above) would be due on debt instruments issued by non-Swiss subsidiaries of Allied World Switzerland, if Allied World Switzerland (or any of its Swiss resident group entities) does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland. Although Allied World Switzerland (or any of its Swiss resident group entities) intends to guarantee debt of its direct or indirect subsidiaries, none of the proceeds has been or is expected to be used for financing activities in Switzerland. Consequently, no issuance stamp tax should be due.

Swiss Transfer Stamp Tax

The transfer of taxable Swiss and foreign securities (e.g., voting shares or non-voting participation certificates) in which a Swiss bank or other Swiss securities dealers (as defined in the Swiss Federal Stamp Tax Act) participate as contracting parties or as intermediaries is typically subject to Swiss transfer tax at the rate of 0.15% (for securities issued by a resident of Switzerland) and 0.3% (for securities issued by a resident of a foreign country). However, the transfer of taxable securities, which is based on a merger or a transaction similar to a merger (“quasi-merger”) is exempt from transfer stamp tax. This exemption is applicable to current Allied World Bermuda shareholders who receive Allied World Switzerland voting shares or non-voting participation certificates as a result of the Redomestication, should one of the contracting parties be regarded as a Swiss securities dealer according to Swiss stamp tax law. Based on the above, no Swiss transfer stamp tax is due in connection with the Redomestication.

Swiss Withholding Tax on Certain Interest Payments

A federal withholding tax is levied on the interest payments of certain debt instruments. In such case, the rate would amount to 35% of the gross interest payment to the debtholders. No Swiss withholding tax would be due on interest payments on debt instruments issued by non-Swiss subsidiaries of Allied World Switzerland, provided that Allied World Switzerland (or any of its Swiss resident group entities) does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland. Any such withholding tax may be fully or partially refundable to qualified debtholders either based on Swiss domestic tax law or based on existing double taxation treaties. Although Allied World Switzerland (or any of its Swiss resident group entities) intends to guarantee certain debt of its direct or indirect subsidiaries, none of the proceeds has been or is expected to be used for financing activities in Switzerland. Consequently, no Swiss withholding tax should be due with respect to such obligations. In the event of the imposition of any such withholding tax, the respective subsidiary would be required under some of its debt obligations to gross up the interest payments to cover the tax.

Consequences to Shareholders of Allied World Switzerland Subsequent to the Redomestication

The tax consequences discussed below are not a complete analysis or listing of all the possible tax consequences that may be relevant to you. You should consult your own tax advisor in respect of the tax consequences related to receipt, ownership, purchase or sale or other disposition of Allied World Switzerland voting shares or non-voting participation certificates and the procedures for claiming a refund of withholding tax.

Swiss Income Tax on Dividends and Similar Distributions

A non-Swiss holder will not be subject to Swiss income taxes on dividend income and similar distributions in respect of Allied World Switzerland voting shares or non-voting participation certificates, unless the voting shares or non-voting participation certificates are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. However, dividends and similar distributions are subject to Swiss withholding tax. See “— Swiss Withholding Tax — Distributions to Shareholders.”

Swiss Wealth Tax

A non-Swiss holder will not be subject to Swiss wealth taxes unless the holder’s Allied World Switzerland voting shares or non-voting participation certificates are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder.

Swiss Capital Gains Tax upon Disposal of Allied World Switzerland Shares

A non-Swiss holder will not be subject to Swiss income taxes for capital gains unless the holder’s voting shares or non-voting participation certificates are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. In such case, the non-Swiss holder is required to recognize capital gains or losses on the sale of such voting shares or non-voting participation certificates, which will be subject to cantonal, communal and federal income tax as required under the relevant tax laws.

Swiss Withholding Tax — Distributions to Shareholders

A Swiss withholding tax of 35% is due on dividends and similar distributions to Allied World Switzerland shareholders and holders of non-voting participation certificates from Allied World Switzerland, regardless of the place of residency of the shareholder (subject to the exceptions discussed under “— Exemption from Swiss Withholding Tax — Distributions to Shareholders” below). Allied World Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Allied World Switzerland voting shares or non-voting participation certificates and pay such withheld amounts to the Swiss federal tax authorities. Please see “— Refund of Swiss Withholding Tax on Dividends and Other Distributions.”

Exemption from Swiss Withholding Tax — Distributions to Shareholders

Under present Swiss tax law, distributions to shareholders or holders of non-voting participation certificates in relation to a reduction of par value are exempt from Swiss withholding tax. Beginning on January 1, 2011, distributions to shareholders or holders of non-voting participation certificates out of qualifying additional paid-in capital for Swiss statutory purposes are as a matter of principle exempt from the Swiss withholding tax. The particulars of this general principle are, however, subject to regulations still to be promulgated by the applicable Swiss authorities; it will further require that the current draft corporate law bill, which proposes an overhaul of certain aspects of Swiss corporate law, be modified in the upcoming legislative process to reflect the recent change in the tax law. Allied World Switzerland expects that its statutory qualifying additional paid in capital will be sufficient to allow a substantial amount of any potential future distributions to be exempt from Swiss withholding tax. For a description of how qualifying additional paid-in capital can be distributed under the Swiss Code of Obligations (the “Swiss Code”), as in effect as of the date of this proxy statement, see “Description of Allied World Switzerland Shares — Dividends.”

Repurchases of Shares for Cancellation

Under present Swiss tax law, repurchases of voting shares or non-voting participation certificates for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax. However, for voting shares or non-voting participation certificates repurchased for capital reduction, the portion of the repurchase price attributable to the par value of the voting shares or non-voting participation certificates repurchased will not be subject to the Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations by the applicable Swiss authorities, the portion of the repurchase price attributable to the qualifying additional paid-in capital for Swiss statutory reporting purposes of the voting shares or non-voting participation certificates repurchased will also not be subject to the Swiss withholding tax. Allied World Switzerland would be required to withhold at such rate the tax from the difference between the repurchase price and the related amount of par value and, beginning on January 1, 2011, subject to the adoption of implementing regulations by the applicable Swiss authorities and amendments to Swiss corporate law, the related amount of qualifying additional paid-in capital. Allied World Switzerland would be required to remit on a net basis the purchase price with the Swiss withholding tax deducted to a holder of Allied World Switzerland voting shares or non-voting participation certificates and pay the withholding tax to the Swiss federal tax authorities.

With respect to the refund of Swiss withholding tax from the repurchase of voting shares or non-voting participation certificates, see “— Refund of Swiss Withholding Tax on Dividends and Other Distributions” below.

In most instances, Swiss companies listed on the SIX carry out share repurchase programs through a “second trading line” on the SIX. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on the second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher than the price of such companies’ shares in ordinary trading on the SIX first trading line.

We will not be able to use the SIX second trading line process to repurchase our shares because we do not intend to list our shares on the SIX. We do, however, intend to follow an alternative process whereby we expect to be able to repurchase our shares in a manner that should allow Swiss institutional market participants selling the shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

The repurchase of voting shares or non-voting participation certificates for purposes other than capital reduction, such as to retain as Treasury Shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax provided the threshold of 10% of the aggregate share and participation capital as required by the Swiss Code is satisfied (see “Description of Allied World Switzerland Shares — Repurchases of Shares” below) and the shares are resold within certain periods prescribed by Swiss law (either six years or, in certain cases, up to twelve years). In addition, see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a discussion on the limitations on the amount of repurchased shares that can be held as Treasury Shares.

Refund of Swiss Withholding Tax on Dividends and Other Distributions

Swiss Holders.  A Swiss tax resident, corporate or individual, can recover the withholding tax in full if such resident is the beneficial owner of the Allied World Switzerland voting shares or non-voting participation certificates at the time the dividend or other distribution becomes due and provided that such resident reports the gross distribution received on such resident’s income tax return, or in the case of an entity, includes the taxable income in such resident’s income statement. The claim for a refund must be filed with the Swiss federal tax authorities (Eigerstrasse 65, 3003 Berne, Switzerland) not later than December 31 of the third year following the year in which the dividend payments became due.

Non-Swiss Holders.  If the shareholder or holder of non-voting participation certificates that receives a distribution from Allied World Switzerland is not a Swiss tax resident, does not hold the Allied World Switzerland voting shares or non-voting participation certificates in connection with a permanent establishment or a fixed place of business maintained in Switzerland, and resides in a country that has concluded a treaty for the avoidance of double taxation with Switzerland for which the conditions for the application and protection of and by the treaty are met (including residents of members of the European Union), then the shareholder or holder of non-voting participation certificates may be entitled to a full or partial refund of the withholding tax described above. You should note that the procedures for claiming treaty refunds (and the time frame required for obtaining a refund) may differ from country to country.

Switzerland has entered into bilateral treaties for the avoidance of double taxation with respect to income taxes with numerous countries, including the United States, whereby under certain circumstances all or part of the withholding tax may be refunded.

U.S. Residents.  The Swiss-U.S. tax treaty provides that U.S. residents eligible for benefits under the treaty can seek a refund of the Swiss withholding tax on dividends for the portion exceeding 15% (leading to a refund of 20%), for the portion exceeding 5% (leading to a refund of 30% for qualifying corporate shareholders holding at least 10% of the voting stock of the dividend paying corporation) or a full refund in the case of qualified pension funds. Please refer to the discussion under “— U.S. Federal Income Tax Considerations, Consequences to Shareholders of Allied World Switzerland Subsequent to the Redomestication — Taxation of Distributions in the Form of a Repayment of Par Value, Repayment of Qualifying Paid in Capital or Dividend” for applicability of U.S. foreign tax credits for any net withholding taxes paid.

As a general rule, the refund will be granted under the treaty if the U.S. resident can show evidence of:

•	beneficial ownership,

•	U.S. residency, and

•	meeting the U.S.-Swiss tax treaty’s limitation on benefits requirements.

The claim for refund must be filed with the Swiss federal tax authorities (Eigerstrasse 65, 3003 Berne, Switzerland), not later than December 31 of the third year following the year in which the dividend payments became due. The relevant Swiss tax form is Form 82C for companies, 82E for other entities and 82I for individuals. These forms can be obtained from any Swiss Consulate General in the United States or from the Swiss federal tax authorities at the address mentioned above. Each form needs to be filled out in triplicate, with each copy duly completed and signed before a notary public in the United States. You must also include evidence that the withholding tax was withheld at the source.

Transfer Stamp Tax.  The purchase or sale of Allied World Switzerland voting shares or non-voting participation certificates may be subject to Swiss federal transfer stamp taxes on the transfer of taxable securities irrespective of the place of residency of the purchaser or seller if the transaction takes place through or with a Swiss bank or other Swiss securities dealer, as those terms are defined in the Swiss Federal Stamp Tax Act, and no exemption applies in the specific case. If a purchase or sale is not entered into through or with a Swiss bank or other Swiss securities dealer, then no stamp tax will be due. The applicable stamp tax rate is 0.075% (for securities issued by a resident in Switzerland) or 0.15% (for securities issued by a resident in a foreign country) for each of the two parties to the transaction and is calculated on the purchase price or sales proceeds. If the transaction does not involve cash consideration, the transfer stamp duty is computed on the basis of the market value of the consideration.

Bermuda Tax Considerations

The Redomestication will not result in any income tax consequences under Bermuda law to Allied World Bermuda or Allied World Switzerland or their respective shareholders.

DESCRIPTION OF ALLIED WORLD SWITZERLAND SHARES

The following description of Allied World Switzerland’s share capital is a summary. This summary is not complete and is subject to the complete text of Allied World Switzerland’s form of proposed articles of association and organizational regulations attached as Annex D and Annex E, respectively, to this proxy statement as well as Swiss corporate law. Except where otherwise indicated, the description below reflects Allied World Switzerland’s articles of association and organizational regulations as those documents will be in effect upon completion of the Redomestication. We encourage you to read those documents carefully.

Capital Structure

Immediately after the consummation of the Scheme of Arrangement, Allied World Switzerland will only have one class of voting shares and one class of non-voting participation certificates (the latter, the Swiss equivalent of the former Allied World Bermuda non-voting common shares). All references to “voting rights” in this “Description of Allied World Switzerland Shares” will mean the voting rights of Allied World Switzerland’s voting shares with a par value CHF10.85 per share. Allied World Switzerland’s voting shares do not include the non-voting participation certificates as described below under “Issued Participation Capital.”

Issued Share Capital.  Immediately prior to the consummation of the Scheme of Arrangement, the share capital of Allied World Switzerland will amount to CHF 100,000, composed of 10,000,000 voting shares with a par value of CHF 0.01 per share. Pursuant to the Scheme of Arrangement, Allied World Switzerland will issue one voting share for each Allied World Bermuda voting common share. In exchange for voting common shares held by Allied World Bermuda in treasury, Allied World Switzerland will issue a corresponding number of voting shares to be held in treasury in order to satisfy share delivery obligations under our equity-based incentive plans and the put agreements that will attempt to enter into with the holders of the non-voting participation certificates and warrants with respect to non-voting participation certificates in order to replicate the conversion feature to voting shares previously available to the holders of the Allied World Bermuda non-voting shares. To effect this, Allied World Bermuda, acting on behalf of its shareholders, will enter into the Contribution-in-Kind Agreement with Allied World Switzerland under which it will contribute all of its outstanding common shares to Allied World Switzerland against the issuance of new voting shares and non-voting participation certificates in Allied World Switzerland to the holders of voting common shares and non-voting common shares, respectively, of Allied World Bermuda, and Allied World Switzerland will amend its articles of association to reflect this increase of its share capital. Upon completion of the Redomestication, the share capital of Allied World Switzerland is expected to be approximately CHF [ • ], composed of approximately [ • ] voting shares with a par value of CHF [ • ] per share, with the actual share capital to be determined based on the number of Allied World Bermuda voting shares outstanding as of the effectiveness of the Scheme of Arrangement.

Issued Participation Capital.  Immediately prior to the Redomestication, Allied World Switzerland will not have any participation capital. In connection with the Redomestication, Allied World Switzerland will issue one non-voting participation certificate for each Allied World Bermuda non-voting common share. To effect this, Allied World Bermuda, acting on behalf of its shareholders, will enter into the Contribution-in-Kind Agreement with Allied World Switzerland under which it will contribute all of its outstanding non-voting common shares (i.e., the non-voting common shares issued after cancelation in the course of the Scheme of Arrangement) to Allied World Switzerland against the issuance of new non-voting participation certificates in Allied World Switzerland to the holders of non-voting common shares of Allied World Bermuda, and Allied World Switzerland will amend its articles of association to reflect this increase of its participation capital. Upon completion of the Redomestication, the participation capital of Allied World Switzerland is expected to be approximately CHF [ • ], composed of approximately [ • ] non-voting participation certificates with a par value of CHF [ • ] per certificate, with the actual share capital to be determined based on the number of Allied World Bermuda non-voting shares outstanding as of the effectiveness of the Scheme of Arrangement.

Increases of Share Capital.  Under Swiss law, Allied World Switzerland may increase its share capital and issue new shares through an ordinary capital increase, an authorized capital increase or a conditional capital increase. In each case the issue price for each share may not be less than the par value of the newly issued share. The ordinary capital increase is resolved by the general meeting. The required majority is as a general rule the approval by a majority of the votes represented at the general meeting. A qualified majority of at least 66 2/3% of the votes and the majority of the par value of the voting shares represented at the general meeting is required for capital increases against contributions-in-kind or capital increases where the preemptive rights of shareholders are limited or excluded. The amount by which the capital can be increased in an ordinary capital increase is unlimited, under the condition that sufficient funds can be provided to cover the capital increase. An ordinary capital increase that has been approved by the shareholders must be executed within three months of shareholder approval.

The shareholders can further authorize the board of directors by way of an amendment of the articles of association to increase the share capital in an amount not to exceed 50% of the share capital registered in the commercial register for a period of two years without further shareholder approval. To create authorized capital, a resolution of the general meeting passed by a qualified majority of at least 66 2/3% of the votes and a majority of the par value of the voting shares represented at a general meeting is required. Additional information regarding authorized share capital increases is set forth below under “— Authorized Share Capital.”

Under Swiss law, conditional share capital is used to issue new shares in the context of employee benefit and incentive plans, debt instruments with conversion rights or warrants granted to shareholders. To create conditional capital, a resolution of the general meeting passed by a qualified majority of at least 66 2/3% of the votes and a majority of the par value of the voting shares represented at a general meeting is required. The requirements for a conditional capital increase are set forth below under “— Conditional Share Capital.”

Authorized Share Capital.  Immediately prior to completion of the Redomestication, Allied World Switzerland will not have any share capital authorized for future issuance. Upon completion of the Redomestication, Allied World Switzerland’s articles of association will authorize our board of directors to issue new voting shares at any time during a two-year period and thereby increase the share capital, without further shareholder approval, by a maximum amount of 50% of the share capital registered in the commercial register, which is expected to be approximately CHF [ • ], or approximately [ • ]voting shares. After the expiration of the initial two-year period, and each subsequent two-year period, authorized share capital will be available to the board of directors for issuance of additional voting shares only if the authorization is reapproved by shareholders.

The board of directors determines the time of the issuance, the issuance price, the manner in which the new voting shares have to be paid in, the date from which the new voting shares carry the right to dividends and, subject to the provisions of Allied World Switzerland’s articles of association, the conditions for the exercise of the preemptive rights with respect to the issuance as well as the allotment of preemptive rights that are not exercised. The board of directors may allow preemptive rights that are not exercised to expire, or it may place such rights or voting shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of Allied World Switzerland.

In an authorized capital increase, holders of Allied World Switzerland voting shares would have preemptive rights to obtain newly issued voting shares in an amount proportional to the par value of the voting shares they already hold. However, the board of directors may withdraw or limit these preemptive rights in certain circumstances as set forth in Allied World Switzerland’s articles of association. For further details on these circumstances, see “— Preemptive Rights and Advance Subscription Rights.”

Conditional Share Capital.  Immediately prior to completion of the Redomestication, Allied World Switzerland will not have any conditional share capital. Upon completion of the Redomestication, Allied World Switzerland’s articles of association will provide for conditional capital that, following the effectiveness of the Redomestication, will allow the board of directors to authorize the issuance of additional voting shares without obtaining additional shareholder approval as follows:

•	up to a maximum amount not exceeding CHF [ • ] (which is expected to be approximately [ • ] voting shares) in connection with the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by Allied World Switzerland or by subsidiaries of Allied World Switzerland, including convertible debt instruments;

•	up to a maximum amount not exceeding CHF [ • ] (which is expected to be approximately [ • ] voting shares) in connection with the exercise of option rights granted to any employee of Allied World Switzerland or a subsidiary, and any consultant, director or other person providing services to Allied World Switzerland or a subsidiary; or

•	up to a maximum amount not exceeding CHF [ • ] (which is expected to be approximately [ • ] voting shares) in connection with the exercise of the shareholder warrants previously granted at the time of our formation to AIG. See “Certain Relationships and Related Transactions — Founding Shareholders” in Allied World Bermuda’s definitive proxy statement for its 2010 annual general meeting, filed with the SEC on March 17, 2010, for further information regarding our outstanding shareholder warrants.

Shareholders’ preemptive rights are excluded with respect to new shares issued out of conditional share capital in connection with our equity-based incentive plans and the warrants granted to AIG at the time of our formation.

In connection with the issuance of bonds, notes or other similar instruments convertible into or exercisable or exchangeable for Allied World Switzerland voting shares to be issued out of conditional share capital, the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders in certain circumstances. See “— Preemptive Rights and Advance Subscription Rights” below.

Conditional Participation Capital.  Immediately prior to completion of the Redomestication, Allied World Switzerland will not have any conditional participation capital. Upon completion of the Redomestication, Allied World Switzerland’s articles of association will provide for conditional participation capital that, following the effectiveness of the Redomestication, will allow the board of directors to authorize the issuance of additional non-voting participation certificates without obtaining additional shareholder approval as follows:

•	up to a maximum amount not exceeding CHF [ • ] (which is expected to be approximately [ • ] participation certificates) in connection with the exercise of the shareholder warrants previously granted at the time of our formation to the GSCP Funds. See “Certain Relationships and Related Transactions — Founding Shareholders” in Allied World Bermuda’s definitive proxy statement for its 2010 annual general meeting, filed with the SEC on March 17, 2010, for further information regarding our outstanding shareholder warrants.

Shareholders’ preemptive rights are excluded with respect to new non-voting participation certificates issued out of conditional participation capital in connection with the warrants granted to the GSCP Funds at the time of our formation.

Other Classes or Series of Shares.  The board of directors may not create shares with increased voting powers (i.e., super voting shares) or preferred stock (Vorzugsaktien). To create super-voting shares or preferred stock (Vorzugsaktien), a resolution of the general meeting passed by a qualified majority of at least 66 2/3% of the votes and a majority of the par value of the voting shares represented at the general meeting is required. To create preferred stock, a resolution of the general meeting passed by a majority of the votes as represented at the general meeting is required.

Treasury Shares.  Treasury Shares held by Allied World Switzerland or any of its subsidiaries will be available for future issuances of shares, such as pursuant to our equity-based incentive plans and under the put agreements we will attempt to enter into with the holders of the Allied World Switzerland non-voting participation certificates and warrants with respect to non-voting participation certificates. These Treasury Shares will not have any voting or other rights while held by Allied World Switzerland or any of its subsidiaries.

Preemptive Rights and Advance Subscription Rights

Under the Swiss Code, if new voting shares or non-voting participation certificates are being issued, the existing shareholders or holders of non-voting participation certificates will have preemptive rights in relation to such voting shares or non-voting participation certificates or rights in proportion to the respective par values of their holdings. In the context of an ordinary capital increase resolved by the general meeting, the shareholders may by a qualified majority of at least 66 2/3% of the votes and a majority of the par value of the voting shares represented at a general meeting resolve to withdraw or limit the preemptive rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the board of directors to withdraw or limit the preemptive rights of shareholders in the context of an authorized capital increase as described below).

If the general meeting of shareholders approves the creation of authorized or conditional capital, it can thereby also delegate the decision whether to withdraw or limit the preemptive and advance subscription rights for valid reasons to the board of directors. Allied World Switzerland’s articles of association provide for this delegation with respect to Allied World Switzerland’s authorized and conditional share capital in the circumstances described below under “— Authorized Share Capital” and “— Conditional Share Capital.”

The Allied World Switzerland articles of association provide that if the share capital and the participation capital are increased at the same time and in the same proportion, shareholders may subscribe only to voting shares and participants only to non-voting participation certificates. Pre-emptive and advance subscription rights of participants are excluded, if and to the extent such rights of the shareholders are excluded.

Authorized Share Capital.  Under the articles of association, the board of directors is authorized to withdraw or limit the preemptive rights of shareholders (and to allocate them to third parties) with respect to the issuance of voting shares from authorized capital if the issuances are made for the purpose of:

•	mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions and other investment projects (including by way of private placements);

•	to improve the regulatory capital position of Allied World Switzerland or its subsidiaries (including by way of private placements);

•	broadening the shareholder constituency;

•	for the purpose of the participation of employees; or

•	a buy-back of non-voting participation certificates in exchange for voting shares out of authorized share capital.

Conditional Share Capital.  In connection with the issuance of bonds, notes, or similar instruments convertible into or exercisable or exchangeable for Allied World Switzerland voting shares, the preemptive rights of shareholders are excluded and the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders with respect to such bonds, notes, or similar instruments convertible into or exercisable or exchangeable for Allied World Switzerland voting shares if their issuance is made in order to (1) finance or re-finance the acquisition of companies, parts of companies or holdings, or new investments planned by Allied World Switzerland, or (2) issue convertible bonds and warrants on the international capital markets or through private placement.

If the advance subscription rights are to be excluded then:

•	the instruments have to be placed at market conditions;

•	the exercise period is not to exceed ten years from the date of issue for warrants and twenty years for conversion rights; and

•	the conversion or exercise price for the new shares is to be set at least in line with the market conditions prevailing at the date on which the instruments are issued. Preemptive rights are excluded with respect to the conditional share and conditional participation capital created for shareholder warrants previously granted to AIG and the GSCP Funds at the time of our formation.

The preemptive rights of shareholders are excluded with respect to issuances of new voting shares out of conditional share capital under an equity-based incentive plan to directors, employees, contractors or other persons providing services to Allied World Switzerland or one of its subsidiaries or affiliates.

Participation Certificates

Upon completion of the Redomestication, Allied World Switzerland’s articles of association will provide for participation capital in the amount of CHF [ • ] (which is expected to be approximately [ • ] non-voting participation certificates) that, upon the effectiveness of the Redomestication, will be issued to the GSCP Funds and other holders of non-voting shares in exchange for the cancellation of their Allied World Bermuda non-voting shares.

The non-voting participation certificates have the same entitlement to dividends and liquidation distributions as the voting shares of Allied World Switzerland. Allied World Switzerland’s articles of association further provide that if the share capital and the participation capital are increased at the same time and in the same proportion, shareholders may subscribe only to voting shares and participants only to non-voting participation certificates. The Swiss Code states that if only the participation capital or only the share capital is increased or if one is increased more than the other, preemptive rights are to be allocated in such a way that both shareholders and participants maintain their participation in the same proportion as before. Preemptive rights of the participants (be it on non-voting participation certificates or voting shares) can be limited or withdrawn in accordance with the same criteria and conditions as are applicable to the voting shares.

Holders of non-voting participation rights are not entitled to attend and vote at the general meeting and may not exercise the shareholder rights associated therewith (e.g. right to request the convocation of a shareholders meeting, right to speak and/or make a motion at the shareholders meeting). As a matter of law, however, holders of non-voting participation certificates have the following rights:

•	right to orientation on the invitation to shareholders meeting;

•	similar shareholders rights to request access or information on corporate matters (very limited under Swiss law);

•	right to make a motion to appoint a special commissioner;

•	right to be informed about the resolutions of the shareholders meeting; and

•	right to initiate certain legal proceedings (e.g., challenge of shareholders resolutions and (limited rights under Swiss law) board resolutions, dissolution of the company, appointment of special commissioner and directors’ liability law suits).

Allied World Switzerland’s articles of association provide upon resolution of the general meeting and with the approval of the holders of non-voting participation certificates, all or any portion of such holders’ non-voting participation certificates may be converted into voting shares, at any time.

The holders of non-voting participation certificates also hold a put right that enables them to require Allied World Switzerland to issue voting shares of Allied World Switzerland (to them or their third party designees) on a one-for-one basis in exchange for their non-voting participation certificates. Allied World Switzerland holds Treasury Shares for this purpose. The put right replicates the conversion feature of the Allied World Bermuda non-voting common shares.

According to the Swiss Code, resolutions limiting the rights of the holders of non-voting participation certificates afforded by law or the articles of association require an affirmative resolution by a special meeting of the participants.

Dividends

Under Swiss law, dividends may be paid out only if the corporation has sufficient distributable profits from previous fiscal years, or if the corporation has freely distributable reserves, each as will be presented on the audited annual stand-alone statutory balance sheet. Payments out of the share and participation capital (in other words, the aggregate par value of Allied World Switzerland’s share and participation capital) in the form of dividends are not allowed; however, payments out of share and participation capital may be made by way of a capital reduction to achieve a similar result as the payment of dividends. See “— Reduction of Share Capital” for more information. Qualifying additional paid-in capital may only be paid out as dividends to shareholders and holders of non-voting participation certificates following approval by the shareholders of a reclassification of such qualifying additional paid-in capital as freely distributable reserves (to the extent permissible under the Swiss Code). The affirmative vote of shareholders holding a majority of the votes represented at a general meeting must approve reserve reclassifications and distributions of dividends. The board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend. In addition, an Allied World Switzerland shareholder may propose dividends without any dividend proposal by the board. To the extent that dividends are approved by the shareholders, they must be paid.

Under the Swiss Code, if Allied World Switzerland’s general capital reserves amount to less than 20% of the share and participation capital recorded in the commercial register (i.e., 20% of the aggregate par value of Allied World Switzerland’s capital), then at least 5% of Allied World Switzerland’s annual profit must be retained as general reserves. The Swiss Code permits Allied World Switzerland to accrue additional general reserves. In addition, Allied World Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of voting shares it or any of its subsidiaries repurchases, which amount may not be used for dividends or subsequent repurchases.

Swiss companies generally must maintain a separate company, stand-alone statutory balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders and holders of non-voting participation certificates, including by way of a distribution of dividends. Amounts available for the return of capital as indicated on Allied World Switzerland’s statutory balance sheet may be materially different from amounts reflected in the consolidated U.S. GAAP financial statements of Allied World Switzerland. Allied World Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Allied World Switzerland’s articles of association. For information about deduction of the withholding tax from dividend payments, see “Material Tax Considerations — Swiss Tax Considerations.”

Allied World Switzerland will be required under Swiss law to declare any dividends and other capital distributions in Swiss francs. Allied World Switzerland intends to make any dividend payments to holders of Allied World Switzerland voting shares and non-voting participation certificates in U.S. dollars. Continental Stock Transfer & Trust Company will be responsible for paying the U.S. dollars to registered holders of voting shares and non-voting participation certificates, less amounts subject to withholding for taxes.

Repurchases of Shares

The Swiss Code limits a company’s ability to hold or repurchase its own voting shares and non-voting participation certificates. Allied World Switzerland and its subsidiaries may only repurchase voting shares and non-voting participation certificates if and to the extent that sufficient freely distributable equity (including nominal share and participation capital, legal reserves, reserves for Allied World Switzerland’s own voting shares non-voting participation certificates and special reserves) is available, as described above under “— Dividends.” The aggregate par value of all Allied World Switzerland voting shares and non-voting participation certificates held by Allied World Switzerland and its subsidiaries may not exceed 10% of the aggregate share and participation capital. However, Allied World Switzerland may, according to legal doctrine, repurchase its own voting shares and non-voting participation certificates beyond the statutory limit of 10%, and the requirement for sufficient freely distributable equity will not apply, if the shareholders have passed a resolution at a general meeting of shareholders authorizing the board of directors to repurchase voting shares and non-voting participation certificates in an amount in excess of 10% and the repurchased voting shares and non-voting participation certificates are dedicated for cancellation. Any voting shares or non-voting participation certificates repurchased pursuant to such an authorization will then be cancelled at the next general meeting upon the approval of shareholders holding a majority of the votes represented at the general meeting.

Repurchased voting shares held by Allied World Switzerland or its subsidiaries do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the voting shares. Repurchased non-voting participation certificates held by Allied World Switzerland or its subsidiaries are entitled to the economic benefits generally associated with the non-voting participation certificates. For information about Swiss withholding tax and share repurchases, see “Material Tax Considerations — Swiss Tax Considerations.”

Reduction of Share Capital

Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Allied World Switzerland’s share and participation capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of the votes represented at the general meeting. A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share and participation capital recorded in the commercial register. Upon approval by the general meeting of shareholders of the capital reduction, the board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims. Reduction of share and participation capital requires that the company’s net assets still exceed the share and participation capital and statutory reserves after a par value reduction payment to the shareholders has been made.

General Meetings of Shareholders

The general meeting of shareholders is Allied World Switzerland’s supreme corporate body. Ordinary and extraordinary shareholders meetings may be held. The following powers will be vested exclusively in the shareholders meeting:

•	adoption and amendment of Allied World Switzerland’s articles of association;

•	election and removal of members of the board of directors and the auditor;

•	approval of the statutory required annual report, the annual accounts and the consolidated financial statements;

•	payments of dividends and any other distributions of capital;

•	discharge of the members of the board of directors from liability for business conduct; and

•	any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Allied World Switzerland’s articles of association or by voluntary submission by the board of directors (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).

Under the Swiss Code and Allied World Switzerland’s articles of association, Allied World Switzerland must hold an annual, ordinary general meeting of shareholders within six months after the end of its fiscal year for the purpose, among other things, of approving the annual financial statements and the annual report, the annual election of directors for the class whose term has expired and the annual election of auditors. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 days prior to the relevant general meeting of shareholders. The notice of a meeting must state the items on the agenda and the proposals of the board of directors and of the shareholders who demanded that a shareholders meeting be held or that an item be included on the agenda and, in case of elections, the names of the nominated candidates. No resolutions may be passed at a shareholders meeting concerning agenda items for which proper notice was not given. This does not apply, however, to proposals made during a shareholders meeting to convene an extraordinary shareholders meeting or to initiate a special investigation. No previous notification will be required for proposals concerning items included on the agenda or for debates as to which no vote is taken. Pursuant to the Swiss Code, any shareholder may make proposals for any item included on the agenda of a general meeting at any time before the taking of the resolution including the nomination of a director if the election of the board of directors is an item on the agenda. If provided for in the notice of meeting, a shareholder registered in the share register with voting rights may participate in such meeting either in person or by a third party appointed by way of a written proxy. Beneficial owners of voting shares who hold through a nominee exercise shareholders’ rights through such nominee.

Annual general meetings of shareholders may be convened by the board of directors or, under certain circumstances, by the auditor. A general meeting of shareholders can be held anywhere in Switzerland, provided that the selection of the meeting location does not impair shareholders’ participation rights.

An extraordinary general meeting of Allied World Switzerland may be called upon the resolution of the board of directors or, under certain circumstances, by the auditor. In addition, the board of directors is required to convene an extraordinary general meeting of shareholders if so requested by the shareholders registered in the share register as holding an aggregate of at least 10% of the voting shares, specifying the items for the agenda and their proposals, or if it appears from the stand-alone annual statutory balance sheet that half of the company’s share capital and reserves are not covered by the company’s assets. In the latter case, the board of directors must immediately convene an extraordinary general meeting of shareholders and propose financial restructuring measures.

Under Swiss law and Allied World Switzerland’s articles of association, a shareholder or group of shareholders registered in Allied World Switzerland’s share register representing voting shares with a nominal value of at least CHF 1 million may submit a proposal for consideration by the shareholders at any annual meeting by giving written notice of such intent in writing and received by Allied World Switzerland not less than 60 calendar days in advance of the date of the meeting.

The board of directors or chairman of the board of directors may postpone a shareholders meeting with sufficient factual reason, provided that notice of postponement is given to the shareholders in the same form as the invitation before the time for such meeting. A new notice is then required to hold the postponed meeting. According to legal doctrine, a general meeting of shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.

Shareholders registered with voting rights in the share register may, at a general meeting, raise new proposals or counterproposals related to any existing proposal or item already on the agenda. Except as required by law, no resolution of the shareholders may be passed on items proposed without notice at a general meeting and having no bearing on any of the proposed items of the agenda.

Allied World Switzerland’s annual report and auditor’s report must be made available for inspection by the shareholders at Allied World Switzerland’s place of incorporation no later than 20 days prior to the meeting. The annual report will include Allied World Switzerland’s financial statements (statutory and consolidated) and a description of its business and economic situation. Each shareholder is entitled to request immediate delivery of a copy of these documents free of charge. Shareholders of record will be notified of this in writing.

Voting

Each Allied World Switzerland voting share carries one vote at a general meeting of shareholders. Non-voting participation certificates have no voting rights. Voting rights may be exercised by shareholders registered in Allied World Switzerland’s share register with voting rights in person or by a duly appointed proxy of a shareholder registered in the share register with voting rights, which proxy need not be a shareholder. Except as described below, Allied World Switzerland’s articles of association do not limit the number of voting shares that may be voted by a single shareholder. Beneficial owners of voting shares held through a nominee exercise shareholders’ rights through the nominee.

Allied World Switzerland’s articles of association limit the voting rights of voting shares that are “controlled shares” of a shareholder to one vote less than 10% of the total voting rights of Allied World Switzerland’s share capital as registered with the commercial register. Controlled shares of a shareholder consist of shares owned by the shareholder (i) directly or (ii) by application of certain constructive ownership rules. These rules are derived from constructive ownership rules contained in the U.S. Code relating to “controlled foreign corporation” status but are broader than the U.S. Code in that the U.S. Code distinguishes in some respects between U.S. and non-U.S. persons, while Swiss law would not support rules that discriminate based on citizenship or residence. The board of directors may waive this restriction.

To be able to exercise voting rights, holders of the voting shares must apply to us for enrollment in our share register as shareholders with voting rights. Registered holders of voting shares may obtain the form of application from our transfer agent. The form of application includes a representation that the holder is holding voting shares for his own account. Certain exceptions exist for nominees. The board of directors will register Cede & Co., as nominee of The Depository Trust Company (“DTC”), with voting rights with respect to shares held in “street name” through DTC.

Registration of a shareholder in Allied World Switzerland’s share register can be refused on the following grounds:

•	No individual or legal entity may, directly or indirectly, formally, constructively or beneficially own (as defined in Article 15 of the articles of association) or otherwise control voting rights with respect to 10% or more of the share capital recorded in the commercial register. Those associated through capital, voting power, joint management or in any other way, or joining for the acquisition of shares, shall be regarded as one person. Persons holding voting shares exceeding the limit of 10% shall be entered in the share register with respect to such shares as shareholders without voting rights;

•	The limit of 10% of the share capital also applies to the subscription for, or acquisition of, voting shares by exercising option or convertible rights arising from registered or bearer securities or any other securities issued by Allied World Switzerland or third parties, as well as by means of exercising purchased preemptive rights arising from either registered or bearer shares. Persons holding voting shares exceeding the limit of 10% shall be entered in the share register with respect to such excess voting shares as shareholders without voting rights;

•	The board of directors shall reject entry of holders of voting shares as shareholder with voting rights in the share register or shall decide on their deregistration when the acquirer or shareholder upon request does not expressly state that she/he has acquired or holds the voting shares in her/his own name and for her/his own account.

The board of directors may record Cede & Co and other nominees in our share register as shareholders with the right to vote without limitation when the nominee undertakes the obligation to disclose at any time to us at our written request the names, addresses and share holdings of each person for whom such nominee is holding voting shares. Beneficial owners of shares who hold their voting shares through nominees exercise their rights through the intermediation of such nominees.

If the board of directors refuses to register a shareholder in the share register as a shareholder with voting rights, the board must notify the shareholder of such refusal within 20 days of the receipt of the application. Furthermore, the board may cancel, with retroactive application, the registration of a shareholder with voting rights if the initial registration was on the basis of false information in the shareholder’s application. Shareholders registered without voting rights may not participate in or vote at Allied World Switzerland’s shareholders’ meetings, but will be entitled to dividends, preemptive rights and liquidation proceeds. Only shareholders that are registered as shareholders with voting rights on the relevant record date are permitted to participate in and vote at a general shareholders’ meeting.

Treasury Shares, whether owned by Allied World Switzerland or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

Pursuant to Allied World Switzerland’s articles of association, the shareholders generally pass resolutions and make elections at the general meeting by the affirmative vote of a simple majority of the votes cast (whereby abstentions, broker non-votes, blank or invalid ballots are disregarded for purposes of establishing the majority).

The Swiss Code and/or Allied World Switzerland’s articles of association require the affirmative vote of at least 66 2/3% of the voting rights and a majority of the par value of the voting shares represented at a general meeting to approve the following matters:

•	a change of the purpose of Allied World Switzerland;

•	the creation of shares with privileged voting rights;

•	the restriction on the transferability of voting shares or non-voting participation certificates;

•	an increase of capital, authorized or subject to a condition;

•	an increase of capital out of equity against contributions in kind, or for the purpose of acquisition of assets and the granting of special benefits;

•	the limitation or withdrawal of preemptive rights;

•	a change in the domicile of Allied World Switzerland;

•	the liquidation of Allied World Switzerland;

•	the alleviating or withdrawal of restrictions upon the transfer of voting shares or non-voting participation certificates;

•	the conversion of voting shares into bearer shares and vice versa as well as the conversion of non-voting participation certificates into bearer shares;

•	the dismissal of any member of the Board of Directors according to Article 705, paragraph 1 of the Swiss Code; and

•	any alteration or amendment of articles 8, 14 or 15 of the articles of association, which relate to the voting rights of shareholders of Allied World Switzerland.

The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on Switzerland’s Federal Act on Mergers, Demergers, Transformations and the Transfer of Assets (the “Merger Act”), including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company — in such a merger, an affirmative vote of 90% of the outstanding voting shares is required). Swiss law may also impose this supermajority voting requirement in connection with the sale of “all or substantially all of its assets” by Allied World Switzerland. See “— Compulsory Acquisitions; Appraisal Rights.”

Allied World Switzerland’s articles of association require the affirmative vote of at least 66 2/3% of the votes and a majority of the par value of the voting shares represented at a general meeting to approve the removal of a member of the board of directors (with or without cause).

Quorum for General Meetings

Under Swiss law, there is no mandatory quorum requirement unless set forth in a company’s articles of association (although certain actions by shareholders require the approval of a specified percentage of all voting shares, whether or not such shares are actually voted, which has the practical effect of a quorum requirement). Allied World Switzerland’s articles of association provide for a quorum requirement the presence of two or more persons at the meeting representing in person or by proxy more than 50% of Allied World Switzerland’s total issued and outstanding voting shares throughout the meeting.

Inspection of Books and Records

Under the Swiss Code, a shareholder registered in Allied World Switzerland’s share register has a right to inspect the share register with regard to his own shares and otherwise to the extent necessary to exercise his shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors (if unlawfully denied, by court order) and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder registered in Allied World Switzerland’s share register is entitled to request information from the board of directors concerning the affairs of the company. Shareholders registered in Allied World Switzerland’s share register may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Allied World Switzerland.

Special Investigation

If the shareholders’ inspection and information rights as outlined above prove to be insufficient, any shareholder may propose to the general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. If the general meeting of shareholders approves the proposal, Allied World Switzerland or any shareholder may, within 30 calendar days after the general meeting of shareholders, request the court at Allied World Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more shareholders representing at least 10% of the share capital or holders of voting shares in an aggregate par value of at least two million Swiss francs may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the board of directors, any member of the board or an officer of Allied World Switzerland infringed the law or Allied World Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Allied World Switzerland and only in exceptional cases to the petitioners.

Compulsory Acquisitions; Appraisal Rights

Business combinations and other transactions that are binding on all shareholders are governed by the Merger Act. A statutory merger or demerger requires that at least 66 2/3% of the voting shares and a majority of the par value of the voting shares, each as represented at the general meeting of shareholders vote in favor of the transaction. Under the Merger Act, a “demerger” may take two forms:

•	a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or

•	a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities (in addition to the current shareholdings).

If a transaction under the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction. See “— Voting.”

Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to corporations limited by shares, such as Allied World Switzerland, the Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding voting shares. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). For business combinations effected in the form of a statutory merger or demerger and subject to Swiss law, the Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.

In addition, under Swiss law, the sale of “all or substantially all of its assets” by Allied World Switzerland may require a resolution of the general meeting of shareholders passed by holders of at least 66 2/3% of the voting rights and a majority of the par value of the voting shares, each as represented at the general meeting of shareholders. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

•	the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

•	the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and

•	the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.

Anti-Takeover Provisions

Allied World Switzerland’s articles of association have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors, and may have the effect of discouraging actual or threatened changes of control by limiting certain actions that may be taken by a potential acquirer prior to its having obtained sufficient control to adopt a special resolution amending Allied World Switzerland’s articles of association.

The articles of association provide that Allied World Switzerland’s board of directors will be divided into three classes serving staggered three-year terms. Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting of shareholders, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Allied World Switzerland’s articles of association. Allied World Switzerland’s articles of association provide that a decision of the shareholders at a general meeting to remove a director requires the vote of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the voting shares, each as represented at a general meeting.

Upon completion of the Redomestication, Allied World Switzerland’s articles of association will include an authorized share capital, according to which the board of directors is authorized, at any time during a maximum two-year period, to issue a number of voting shares up to 50% of the share capital registered in the commercial register and to limit or withdraw the preemptive rights of the existing shareholders in various circumstances.

Upon completion of the Redomestication, Allied World Switzerland’s articles of association will include a provision that permits the board of directors to refuse the registration of a shareholder as shareholder with voting rights in the share register if and to the extent such shareholder owns or otherwise controls alone or together with others 10% of the total voting rights of Allied World Switzerland’s share capital as registered with the commercial register or if such shareholder refuses to confirm to the company that it has acquired the voting shares for its own account and benefit.

In addition, under Allied World Switzerland’s articles of association, shareholders whose “controlled shares” (as defined in the articles of association) represent 10% or more of the total voting shares of Allied World Switzerland will be limited to voting one vote less than 10% of the total voting rights of Allied World Switzerland’s share capital as registered with the commercial register, which could make it more difficult for a third party to acquire us without the consent of our board of directors.

For other provisions that could be considered to have an anti-takeover effect, see “— Preemptive Rights and Advance Subscription Rights”, “— General Meetings of Shareholders” and “— Voting” above.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of Allied World Switzerland is Allied World Assurance Company Holdings, AG. Allied World Switzerland was initially formed on May 4, 2010 and registered with the commercial register of the Canton of Zug on May 12, 2010. Allied World Switzerland is incorporated and domiciled in Zug, Switzerland, and operates under the Swiss Code as a stock corporation (Aktiengesellschaft). Allied World Switzerland is recorded in the Commercial Register of the Canton of Zug with the registration number CH-170.3.034.503-3. Allied World Switzerland’s fiscal year is the calendar year.

Allied World Switzerland’s current registered office in Switzerland is c/o RA Andreas Durungs, Poststrasse 12, 6301, Zug, Switzerland.

Corporate Purpose

Currently, Allied World Switzerland is a subsidiary of Allied World Bermuda, and its business purpose is to acquire, hold, manage and sell equity participations in businesses in Switzerland and abroad, including in insurance and reinsurance companies as well as in other companies. Upon completion of the Redomestication, Allied World

Switzerland will become the new holding company of Allied World Bermuda and will continue to have the same business purpose.

Duration; Dissolution; Rights upon Liquidation

Allied World Switzerland’s duration is unlimited. Allied World Switzerland may be dissolved at any time with the approval of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the voting shares, each as represented at a general meeting. Dissolution by court order is possible if Allied World Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Allied World Switzerland’s share capital. Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of voting shares held, subject to Swiss withholding tax requirements.

Uncertificated Shares

Allied World Switzerland is authorized to issue voting shares in certificated or uncertificated form. Allied World Switzerland currently issues voting shares in uncertificated, book-entry form.

Stock Exchange Listing

Allied World Switzerland intends to make application so that, immediately following the consummation of the Redomestication, the voting shares of Allied World Switzerland will be listed on the NYSE under the symbol “AWH,” the same symbol under which Allied World Bermuda’s common shares are currently listed.

No Sinking Fund

The voting shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The voting shares to be issued in connection with the Scheme of Arrangement will be duly and validly issued, fully paid and nonassessable.

No Redemption and Conversion

The voting shares are not convertible into shares of any other class or series or subject to redemption either by Allied World Switzerland or the holder of the voting shares.

Transfer and Registration of Ownership of Shares

Allied World Switzerland has not imposed any restrictions applicable to the transfer of Allied World Switzerland voting shares. Allied World Switzerland’s share register will initially be kept by Continental Stock Trust & Transfer Company, which acts as transfer agent and registrar. The share register reflects only record owners of Allied World Switzerland voting shares. Swiss law does not recognize fractional share interests.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND
POWERS OF THE BOARD OF DIRECTORS

Your rights as a shareholder of Allied World Bermuda and the relative powers of Allied World Bermuda’s board of directors are governed by Bermuda law and Allied World Bermuda’s memorandum of association and bye-laws. After the Redomestication, you will become a shareholder of Allied World Switzerland, and your rights and the relative powers of Allied World Switzerland’s board of directors will be governed by Swiss law and Allied World Switzerland’s articles of association and organizational regulations.

Many of the principal attributes of Allied World Bermuda’s voting common shares and Allied World Switzerland’s voting shares will be similar. However, there are differences between your rights under Swiss law and under the corporate statutory and common law of Bermuda, which is modeled on certain provisions of the corporate statutory law of England and Wales and in respect of which the common law of England and Wales is highly persuasive authority as to questions of Bermuda law. In addition, there are differences between Allied World Bermuda’s memorandum of association and bye-laws and Allied World Switzerland’s articles of association and organizational regulations. Furthermore, the counterparts of some provisions that are included in Allied World Bermuda’s bye-laws are included in Allied World Switzerland’s organizational regulations. As a result, Allied World Switzerland’s board of directors will be able to amend these provisions without shareholder approval, which Allied World Bermuda’s board of directors is currently unable to do.

The following discussion is a summary of material changes in your rights resulting from the Redomestication. This summary is not complete and does not cover all of the differences between Swiss law and Bermuda law affecting companies and their shareholders or all the differences between Allied World Bermuda’s memorandum of association and bye-laws and Allied World Switzerland’s articles of association and organizational regulations. We believe this summary is accurate. It is, however, subject to the complete text of the relevant provisions of the Swiss Code of Obligations, in particular articles 620 through 763 of the Swiss Code, and the Merger Act, the Bermuda Companies Act 1981 (the “Companies Act”), Allied World Bermuda’s memorandum of association and bye-laws and Allied World Switzerland’s articles of association and organizational regulations. We encourage you to read those laws and documents. Allied World Switzerland’s form of proposed articles of association and organizational regulations are attached to this proxy statement as Annex D and Annex E, respectively. For information as to how you can obtain Allied World Bermuda’s memorandum of association, see “Where You Can Find More Information.”

Capitalization

Allied World Bermuda.  As of [ • ], 2010, the authorized share capital of Allied World Bermuda was composed of 333,333,333 common shares, par value $0.03 per share, and there were [ • ] voting common shares [ • ] non-voting common shares outstanding. The board of directors of Allied World Bermuda may authorize the issuance of additional shares up to the amount of the authorized capital without obtaining additional shareholder approval (subject to any applicable requirements of the NYSE). The board of directors of Allied World Bermuda may also approve the issuance of partly paid and unpaid common shares, as well as fractional common shares.

Allied World Switzerland.  Upon completion of the Redomestication, the share capital of Allied World Switzerland is expected to be approximately CHF [ • ], and will consist of a voting share capital of approximately CHF [ • ] (composed of approximately [ • ] voting shares with a par value of CHF 10.85 per share) and a participation capital of approximately CHF [ • ] (composed of approximately [ • ] non-voting participation certificates with a par value of CHF 10.85 per non-voting participation certificate. Allied World Switzerland’s voting shares do not include the non-voting participation certificates as described under “Description of Allied World Switzerland Shares — Capital Structure — Issued Participation Capital,” which are the Swiss equivalent of Allied World Bermuda’s non-voting shares. The board of directors may not create shares with increased voting powers without the affirmative resolution adopted by shareholders holding at least 66 2/3% of the voting rights and a majority of the par value of the voting shares, each as represented at a general meeting. In addition, the board of directors may not create preferred stock (Vorzugsaktien) without the vote of a majority of the voting shares cast at a general meeting.

Immediately prior to the Redomestication, Allied World Switzerland will not have any share capital authorized for future issuance. Upon completion of the Redomestication, the board of directors will be authorized to issue new voting shares at any time during a two-year period and thereby increase the share capital, without shareholder approval, by a maximum amount of 50% of the voting share capital registered in the commercial register, which is expected to be approximately CHF [ • ], or approximately [ • ] voting shares. After the expiration of the initial two-year period, and each subsequent two-year period, authorized share capital will be available to the board of directors for issuance of additional voting shares only if the authorization is re-approved by shareholders.

In an authorized capital increase, as in an ordinary capital increase, Allied World Switzerland shareholders and, if and to the extent the participation capital is not increased proportionally, the holders of non-voting participation certificates, would have preemptive rights to obtain newly issued voting shares in an amount proportional to the number of the voting shares and non-voting participation certificates, respectively, they already hold. However, the board of directors may withdraw or limit these preemptive rights in certain circumstances as set forth in Allied World Switzerland’s articles of association. For further details on these circumstances, see “— Preemptive Rights and Advance Subscription Rights” below and “Description of Allied World Switzerland Shares — Participation Certificates” above.

Immediately prior to the Redomestication, Allied World Switzerland will not have any conditional share capital. Upon completion of the Redomestication, Allied World Switzerland’s articles of association will provide for a conditional share capital that, following the effectiveness of the Redomestication, will allow the board of directors to authorize the issuance of additional voting shares up to a maximum amount of 50% of the share capital in the commercial register (which maximum amount is expected to be approximately [ • ] voting shares) without obtaining additional shareholder approval. These voting shares may be issued in connection with:

•	the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by Allied World Switzerland or by subsidiaries of Allied World Switzerland, including convertible debt instruments (up to [ • ]voting shares);

•	the exercise of option rights granted to any employee of Allied World Switzerland or a subsidiary, and any consultant, director or other person providing services to Allied World Switzerland or a subsidiary (up to [ • ] voting shares); or

•	the exercise of shareholder warrants previously granted to AIG (up to [ • ]voting shares).

Shareholders’ and participation certificate holders’ preemptive rights are excluded with respect to any new shares issued out of conditional share capital.

In connection with the issuance of bonds, notes, or other similar instruments convertible into or exercisable or exchangeable for Allied World Switzerland voting shares to be issued out of conditional share capital, shareholders and holders of non-voting participation certificates have advance subscription rights with regard to these instruments; however, the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders and holders of non-voting participation certificates in certain circumstances. See “— Preemptive Rights and Advance Subscription Rights” below.

In addition, Allied World Switzerland’s amended and restated articles of association will provide for conditional participation capital for non-voting participation certificates that may be issued in connection with the exercise of shareholder warrants previously granted to the GSCP Funds.

Preemptive Rights and Advance Subscription Rights

Allied World Bermuda.  Holders of Allied World Bermuda common shares have no preemptive or preferential right to purchase any securities of Allied World Bermuda. As a result, as described below under “— Other Anti-Takeover Measures,” the board of directors may authorize the issuance of securities that could discourage a takeover or other transaction without offering the securities to each holder of Allied World Bermuda common shares.

Allied World Switzerland.  Under the Swiss Code, the prior approval of a general meeting of shareholders is generally required to authorize, for later issuance, the issuance of voting shares, or rights to subscribe for, or convert into, voting shares (which rights may be connected to debt instruments or other obligations). In addition, the existing shareholders will have preemptive rights in relation to such voting shares or rights in proportion to the respective par values of their holdings. The shareholders may, with the affirmative vote of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the voting shares, each as represented at the general meeting, withdraw or limit the preemptive rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the board of directors to withdraw or limit the preemptive rights of shareholders in the context of an authorized capital increase as described below).

If the general meeting of shareholders has approved the creation of authorized or conditional capital, it can thereby also delegate the decision whether or not to withdraw or limit the preemptive and advance subscription rights for valid reasons to the board of directors. Allied World Switzerland’s articles of association provide for this delegation with respect to Allied World Switzerland’s authorized and conditional share capital in the circumstances described below.

Authorized Share Capital.  Under the articles of association, the board of directors of Allied World Switzerland is authorized to withdraw or limit the preemptive rights with respect to the issuance of voting shares from authorized capital if the issuances are made in connection with:

•	mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions and of other investment projects (including by way of private placements);

•	improving the regulatory capital position of Allied World Switzerland or its subsidiaries (including by way of private placements);

•	broadening the shareholder constituency;

•	the participation of employees; or

•	a buy-back of non-voting participation certificates in exchange of voting shares out of authorized share capital.

For more information on authorized capital, see “— Allied World Switzerland” above.

Conditional Share Capital.  The preemptive rights of shareholders and holders of non-voting participation certificates are excluded with respect to voting shares issued from Allied World Switzerland’s conditional share capital. For more information on conditional capital, see “— Allied World Switzerland” above.

In connection with the issuance of bonds, notes, or other similar instruments convertible into or exercisable or exchangeable for Allied World Switzerland voting shares, shareholders and holders of non-voting participation certificates have advance subscription rights allowing them to participate on a pro rata basis in the issuance of these debt instruments to the extent the underlying shares are sourced from conditional capital. The board of directors of Allied World Switzerland is authorized to withdraw or limit the advance subscription rights of shareholders with respect to such convertible or exchangeable debt instruments if the issuance is made in order to (1) finance or re-finance the acquisition of companies, parts of companies or holdings, or new investments planned by Allied World Switzerland, or (2) issue convertible bonds and warrants on the international capital markets or through private placement.

If the advance subscription rights are to be excluded then:

•	the instruments have to be placed at market conditions;

•	the exercise period is not to exceed ten years from the date of issue for warrants and twenty years for conversion rights; and

•	the conversion or exercise price for the new shares is to be set at least in line with the market conditions prevailing at the date on which the instruments are issued.

Distributions and Dividends; Repurchases and Redemptions

Allied World Bermuda.  Allied World Bermuda is not required to present proposed dividends or distributions from contributed surplus to its shareholders for approval or adoption. Under the Companies Act, the board of directors of Allied World Bermuda may not declare the payment of dividends or distributions from contributed surplus to the common shareholders if there are reasonable grounds for believing that:

•	Allied World Bermuda is, or would after the payment be, unable to pay its liabilities as they become due; or

•	the realizable value of Allied World Bermuda’s assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts.

Contributed surplus includes proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as a nominal capital and donations of cash and other assets of the company.

Under the Companies Act, shares of a Bermuda company may be redeemed or repurchased if so authorized by its bye-laws or memorandum of association, provided that:

•	no such shares shall be repurchased or redeemed except out of the capital paid thereon, the funds of the company available for dividend or distribution, or out of the proceeds of a fresh issue of shares made for the purposes of redemption;

•	the premium, if any, payable on redemption, is provided for out of Allied World Bermuda’s funds which would be otherwise available for dividend or distribution or out of Allied World Bermuda’s share premium account before the shares are repurchased or redeemed; and

•	there are no reasonable grounds for believing that Allied World Bermuda is, or after such redemption or repurchase would be, unable to repay its liabilities as they become due.

Under Allied World Bermuda’s bye-laws, Allied World Bermuda may, upon the agreement of a shareholder, repurchase all or part of the common shares of such shareholder, whether or not the company has made a similar offer to all or any of the other shareholders. Allied World Bermuda’s common shares are not redeemable.

In addition, Allied World Bermuda’s bye-laws give the board the authority to exercise all of the powers of the company to purchase all or any part of the outstanding shares in accordance with law and any designated stock exchange.

Allied World Switzerland.  Under Swiss law, dividends may be paid out only if the corporation has freely distributable reserves, from sufficient distributable profits from either the last fiscal year or from previous fiscal years, as will be presented on the audited annual stand-alone statutory balance sheet. Payments out of the share and participation capital (in other words, the aggregate par value of Allied World Switzerland’s share and participation capital) in the form of dividends are not allowed; however, payments out of share and participation capital may be made by way of a capital reduction to achieve a similar result as the payment of dividends, as described below. Qualifying additional paid-in capital may only be paid out as dividends to shareholders following approval by the shareholders of a reclassification of such qualifying additional paid-in capital as freely distributable reserves (to the extent permissible under the Swiss Code). Allied World Switzerland may seek to reclassify its qualifying additional paid-in capital to freely distributable reserves as early as its first general meeting following completion of the Scheme of Arrangement. The affirmative vote of shareholders holding a majority of the voting shares represented at a general meeting must approve reserve reclassifications and distributions of dividends. The board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend. However, the shareholders may approve a dividend without the approval of the board of directors.

Under the Swiss Code, if Allied World Switzerland’s general capital reserves amount to less than 20% of the share and participation capital recorded in the commercial register (i.e., 20% of the aggregate par value of Allied World Switzerland’s capital), then at least 5% of Allied World Switzerland’s annual profit must be retained as general reserves. The Swiss Code permits Allied World Switzerland to accrue additional general reserves. In addition, Allied World Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of voting shares it or any of its subsidiaries repurchases, which amount may not be used for dividends or subsequent repurchases.

Swiss companies generally must maintain a separate company, stand-alone statutory balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders and holders of non-voting participation certificates, including by way of a distribution of dividends. Allied World Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Allied World Switzerland’s articles of association. Dividends are usually due and payable shortly after the shareholders have passed a resolution approving the payment, and it may not be feasible, without separate shareholder approvals, to pay dividends on a quarterly basis instead of in a single payment. For information about deduction of the withholding tax from dividend payments, see “Material Tax Considerations — Swiss Tax Considerations.”

The Swiss Code limits a company’s ability to hold or repurchase its own voting shares and non-voting participation certificates. Allied World Switzerland and its subsidiaries may only repurchase voting shares and non-voting participation certificates if and to the extent that sufficient freely distributable reserves are available, as described above. The aggregate par value of all Allied World Switzerland voting shares and non-voting participation certificates held by Allied World Switzerland and its subsidiaries may not exceed 10% of the aggregate share and participation capital. However, Allied World Switzerland may, according to the prevailing view, repurchase its own voting shares and non-voting participation certificates beyond the statutory limit of 10% if the shareholders have passed a resolution at a general meeting of shareholders authorizing the board of directors to repurchase voting shares and/or non-voting participation certificates in an amount in excess of 10% and the repurchased voting shares and non-voting participation certificates are dedicated for cancellation. Any voting shares and non-voting participation certificates repurchased pursuant to such an authorization will then be cancelled at the next general meeting upon the approval of shareholders holding a majority of the votes represented at the general meeting. Repurchased voting shares held by Allied World Switzerland or its subsidiaries do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. Repurchased non-voting participation certificates held by Allied World Switzerland or its subsidiaries are entitled to the economic benefits generally associated with the non-voting participation certificates. For information about withholding tax and share repurchases, see “Material Tax Considerations — Swiss Tax Considerations.”

Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Allied World Switzerland’s share and participation capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of the votes represented at the general meeting. A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital recorded in the commercial register. Upon approval by the general meeting of shareholders of the capital reduction, the board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims.

Allied World Switzerland will be required under Swiss law to declare any dividends and other capital distributions in Swiss francs. Allied World Switzerland intends to make any dividend payments to holders of Allied World Switzerland voting shares and non-voting participation certificates in U.S. dollars. Continental Stock Transfer & Trust Company will be responsible for paying the U.S. dollars to registered holders of voting shares, less amounts subject to withholding for taxes.

Shareholder Approval of Business Combinations

Allied World Bermuda.  Bermuda law provides for a procedure known as a “scheme of arrangement” that allows for compromises or arrangements between a company and its creditors or any class of them or between a company and its shareholders or any class of them. A scheme of arrangement relating to the common shareholders of a company is effected by the relevant Bermuda company applying for the consent of the Bermuda court to seek, and subsequently obtaining, the approval of holders of the common shares (1) representing a majority in number of the holders of common shares present and voting on the scheme of arrangement, whether in person or by proxy, and (2) representing 75% or more in value of the common shares present and voting on the scheme of arrangement, whether in person or by proxy, in each case excluding any shares held by the acquiring party. If a scheme of arrangement relating to the common shares receives the approval of holders of common shares and is subsequently sanctioned by the Bermuda court, all holders of common shares of a company will be bound by the terms of the scheme of arrangement. Allied World Bermuda’s Bermuda counsel has advised that where the statutory procedures have been complied with, the Bermuda court is likely to sanction such a scheme of arrangement that has been approved by the requisite votes of shareholders in the absence of bad faith, fraud or unequal treatment of shareholders.

Bermuda companies may also engage in a business combination through the direct acquisition by an acquirer of the share capital of the Bermuda company. The Companies Act provides that when an offer is made for common shares of a Bermuda company and, within four months of the offer, the holders of not less than 90% of those shares accept, the offeror may, for two months after that four-month period, require the remaining common shareholders to transfer their common shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince a Bermuda court to order otherwise.

The Companies Act also allows the holders of not less than 95% of the shares of any class of a company (referred to as the “purchasers”) to give notice to the remaining shareholders of such class of their intention to acquire the shares of the remaining shareholders on the terms set forth in the notice. When such notice is given, the purchasers are entitled to acquire the shares of the remaining shareholders and are bound by the terms set forth in the notice, unless a remaining shareholder applies to a Bermuda court for an appraisal of the value of the shares to be purchased from him or her within one month of receiving the notice. Within one month of the court appraising the value of the shares, which appraisal may not be appealed, the purchasers are entitled to acquire the remaining shares at the price fixed by the court or cancel the acquisition notice.

Under Bermuda law, two or more companies can amalgamate and continue as one company. The Companies Act provides for a Bermuda exempt company to amalgamate with (i) a Bermuda local company, (ii) a Bermuda exempt company, or (iii) a foreign corporation. In each case, the surviving entity can take the form of either of the amalgamating entities. The statutory threshold for approval of an amalgamation is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company.

Allied World Bermuda’s bye-laws provide that any matter submitted to the shareholders at a general meeting for approval, including for the amalgamation, merger or consolidation of the company with another company, or the sale, lease or exchange of all or substantially all of the assets of the company, must be approved by a majority of the votes cast.

Although Allied World Bermuda’s bye-laws contain the provision described above, Bermuda law does not impose a separate shareholder approval requirement for a sale of substantially all of a company’s assets.

Allied World Switzerland.  Business combinations and other transactions that are binding on all shareholders are governed by the Merger Act. A statutory merger or demerger requires that at least 66 2/3% of the votes and a majority of the par value of the voting shares, each as represented at the general meeting of shareholders vote in favor of the transaction. Under the Merger Act, a “demerger” may take two forms:

•	a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or

•	a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities (in addition to the current shareholdings).

If a transaction under the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction. See “— Voting Rights.”

Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to corporations limited by shares, such as Allied World Switzerland, the Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding voting shares entitled to vote at a general meeting. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). Under the Merger Act, a shareholder has the right to request a court to review the adequacy of the compensation. For more information, see “— Appraisal Rights and Compulsory Acquisitions.”

In addition, under Swiss law, the sale of “all or substantially all of its assets” by Allied World Switzerland may require a resolution of the general meeting of shareholders passed by holders of at least 66 2/3% of the voting shares and a majority of the par value of the voting shares, each as represented at the general meeting. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

•	the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

•	the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and

•	the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.

Other Anti-Takeover Measures

Allied World Bermuda.  Bermuda law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan. However, there is little case law on the enforceability of such plans under Bermuda law. In the adoption of such a plan, the following principles should be observed: (1) the directors take bona fide actions in the best interest of the company as a whole, (2) the powers of the directors are used for a proper purpose, (3) the directors exercise their powers fairly between shareholders and (4) the plan does not penalize any existing shareholders. Under Allied World Bermuda’s bye-laws, Allied World Bermuda’s board of directors could authorize, without shareholder approval, the issuance of a preferred share purchase right to be attached to each issued common share with such terms and for such purposes, including the influencing of takeovers, as determined by the board of directors.

The board of directors of Allied World Bermuda is also authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of a class or series, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it considers fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the common shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

For other provisions that could be considered to have an anti-takeover effect, in addition to “— Preemptive Rights and Advance Subscription Rights” above, see “— Special Meetings of Shareholders,” “— Election of Directors; Staggered Terms of Directors,” “— Removal of Directors,” “— Amendment of Governing Documents”, “— Director Nominations; Proposals of Shareholders” and “— Voting Rights” below.

Allied World Switzerland.  Allied World Switzerland does not have a shareholder rights plan. Rights plans generally discriminate in the treatment of shareholders by imposing restrictions on any shareholder who exceeds a level of ownership interest without the approval of the board of directors. Anti-takeover measures such as rights plans that are implemented by the board of directors would be restricted under Swiss corporate law by the principle of equal treatment of shareholders and the general rule that new shares may only be issued based on a shareholders’ resolution. However, upon completion of the Redomestication, Allied World Switzerland’s articles of association will include an authorized share capital, according to which the board of directors is authorized, at any time during a maximum two-year period, to issue a number of voting shares of up to 50% of the share capital registered in the commercial register and to limit or withdraw the preemptive rights of the existing shareholders in various circumstances.

Under the articles of association of Allied World Switzerland acquirers of voting shares applying to be registered as shareholders of record with voting rights and who not expressly declare themselves to be holding voting shares for their own account in the application for registration in the share register will not be registered as shareholders with voting rights. Nominees are exempted to the extent they undertake to disclose at any time to the company at its written request the names, addresses and shareholding of each person for whom such nominee is holding shares. In addition, the articles of association of Allied World Switzerland provide that no acquirer of voting shares applying to be registered as a shareholder with voting rights will be registered as a shareholder with voting rights for 10% or more of the share capital as recorded in the commercial register. Legal entities that are linked to one another through capital, voting rights, management or in any other manner, as well as all natural persons or legal entities achieving an understanding or forming a syndicate or otherwise acting in concert to circumvent the limitation on registration, are considered one shareholder. The board of directors is authorized to grant exemptions from these requirements under certain circumstances. Further, under Allied World Switzerland’s articles of association, shareholders whose “controlled shares” (as defined in the articles of association) represent 10% or more of the total voting shares of Allied World Switzerland will be limited to voting one vote less than 10% of the total voting rights of Allied World Switzerland’s share capital as registered with the commercial register.

The above transfer and voting limitations could make it more difficult for a third party to acquire control over us. See “— Voting Rights.”

For other provisions that could be considered to have an anti-takeover effect, in addition to “— Preemptive Rights and Advance Subscription Rights” above, see “— Special Meetings of Shareholders,” “— Election of Directors; Staggered Terms of Directors,” “— Removal of Directors,” “— Amendment of Governing Documents”, “— Director Nominations; Proposals of Shareholders” and “— Voting Rights” below.

Appraisal Rights and Compulsory Acquisitions

Allied World Bermuda.  Under the Companies Act, a dissenting shareholder of a company participating in an amalgamation (other than an amalgamation between a company and its wholly-owned subsidiary or between two or more subsidiaries of the same holding company) may apply to the court to appraise the fair value of his or her shares. In connection with the compulsory transfer of shares to a 90% shareholder of a Bermuda company as described under “— Shareholder Approval of Business Combinations,” a minority shareholder may apply to the court within one month of receiving notice of the compulsory transfer objecting to that transfer. In connection with the compulsory transfer of shares to a 95% shareholder of a Bermuda company, a minority shareholder may apply to the court within one month of receiving notice of the compulsory transfer to have the value of his or her shares appraised by the court.

Allied World Switzerland.  For business combinations effected in the form of a statutory merger or demerger and subject to Swiss law, the Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request a competent court to determine a reasonable amount of compensation.

Election of Directors; Staggered Terms of Directors

Allied World Bermuda.  Allied World Bermuda’s bye-laws provide that the number of directors of Allied World Bermuda shall be not less than seven or more than thirteen. The board has the exclusive power to set the exact number of directors within that range. The board currently has eight directors. The Companies Act does not contain provisions specifically related to classified boards of directors. However, Allied World Bermuda’s bye-laws provide for a classified board of directors.

Allied World Bermuda’s bye-laws provide that directors may be elected at a general meeting by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting.

Allied World Switzerland.  Allied World Switzerland’s articles of association provide for the number of directors of Allied World Switzerland to be not less than three or more than 13. Upon completion of the Redomestication, Allied World Switzerland will have the same directors as Allied World Bermuda.

Allied World Switzerland’s articles of association provide for a classified board of directors. At each annual general meeting, each class of the directors whose term then expires shall be elected to hold office for a three-year term.

With respect to the election of directors, each holder of voting shares entitled to vote at the general meeting has, subject to the limitation for shareholders whose “controlled shares” represent 10% or more of Allied World Switzerland’s voting shares, the right to vote, in person or by proxy, the number of voting shares held by him for each person to be elected.

Allied World Switzerland’s articles of association further provide that directors may be elected at a general meeting of shareholders by a majority of the votes cast at the meeting (whereby abstentions, broker non-votes, blank or invalid ballots shall be disregarded for purposes of establishing the majority).

Under the Swiss Code, board members may at any time, with or without cause and with immediate effect, resign from office.

Vacancies on Board of Directors

Allied World Bermuda.  Allied World Bermuda’s bye-laws provide that a vacancy or a newly created directorship as proposed by Allied World Bermuda’s board of directors shall be filled by the decision of a majority of the votes cast at a duly constituted meeting of the board at which a quorum is present.

Allied World Switzerland.  The Swiss Code provides that a vacancy or a newly created directorship as proposed by Allied World Switzerland’s board of directors may only be filled upon approval by shareholders at a general meeting.

Removal of Directors

Allied World Bermuda.  Allied World Bermuda’s bye-laws provide that directors may only be removed for “cause,” and such removal requires the affirmative vote of a majority of the votes cast by the shareholders present in person or by proxy at the meeting.

Allied World Switzerland.  Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Allied World Switzerland’s articles of association. Allied World Switzerland’s articles of association provide that a decision of the shareholders at a general meeting to remove a director (with or without cause) requires the vote of shareholders holding at least 66 2/3% of the votes and a majority of the par value of the voting shares, each as represented at a general meeting.

Alternate Directors

Allied World Bermuda.  Under the bye-laws of Allied World Bermuda, no director has the right to appoint another person to act as his alternate director.

Allied World Switzerland.  Allied World Switzerland’s articles of association and the Swiss Code do not allow for the election or appointment of alternate directors.

Duties of the Board of Directors

Allied World Bermuda.  The Companies Act includes a statutory duty of care, requiring directors to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition to the statutory duty of care, judicial precedent in Bermuda has defined the duties of a director as being the exercise of reasonable skill, care and diligence, to take actions in the bona fide best interests of the company, to exercise powers for proper purposes and to observe general standards of loyalty, good faith, and the avoidance of a conflict of duty and self-interest. In the absence of a developed body of Bermuda law in this regard, the principles outlined by English common law are highly persuasive in Bermuda courts. The standard of skill and care expected of a director of a Bermuda company may be summarized as follows:

Historically, the standard of care expected of directors in Bermuda was entirely subjective. In recent years the English and Commonwealth common law authorities have moved towards an objective test for the standard of skill and care that should be exercised by directors. It is likely that Bermuda courts will follow these authorities. In consequence, it is probable that the standard of care required to be met by the director of a Bermuda company is that of a reasonably diligent person having both (1) the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to that company, and (2) the specific knowledge, skill and experience that such director actually has. In consequence, there is a minimum objective standard based upon the functions given to the director in question but the standard may be raised where the director in question has more knowledge, skill and experience than would normally be expected. In addition, and based on a growing body of judicial precedent in England and the Commonwealth, the responsibilities of directors require that they take reasonable steps to place themselves in a position to guide and monitor the management of the company without relying blindly on the judgment of others. The foregoing notwithstanding, the duty of care is not absolute and it is still proper for directors to delegate management functions, especially in large companies such as Allied World Bermuda.

Under the Companies Act, a director must observe the statutory duty of care, which requires such director to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Directors are also subject to common law fiduciary duties which require directors to act in good faith and in the best interests of the company and to exercise the powers and fulfill the duties of the office honestly and within the powers set forth in the company’s memorandum and bye-laws. Further, directors must not put themselves in a position of conflict with the company.

Allied World Switzerland.  A director of a Swiss company is bound to performance standards as specified in the Swiss Code. Under these standards, a director must act in accordance with the duties imposed by statutory law, in accordance with the company’s articles of association and in the best interest of the company. A director is generally disqualified from participating in a decision that directly affects him or her. A director must generally safeguard the interest of the company in good faith, adhere to a duty of loyalty and a duty of care and, absent special circumstances, extend equal treatment to all shareholders in like circumstances. The test for the duty of care is primarily objective: a director is required to apply the care a reasonable person would apply under the same circumstances. To some extent, particular skills and functions of a board member may be taken into consideration. The members of the board of directors of Allied World Switzerland are liable to Allied World Switzerland, its shareholders and, in bankruptcy, its creditors for damage caused by the violation of their duties.

To the extent that the Swiss Code and Allied World Switzerland’s articles of associate allow the delegation by the board of directors of the day-to-day management to executive management, and such delegation is actually made by virtue of Allied World Switzerland’s organizational regulations, the responsibility of the board of directors is reduced with regard to the delegated task to the due election, instruction and supervision of the executive management.

Indemnification of Directors and Officers; Insurance

Allied World Bermuda.  Under the Companies Act, a company may indemnify its directors and officers against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director or officer may be guilty in relation to the company or any of its subsidiaries.

The bye-laws of Allied World Bermuda provide that Allied World Bermuda shall indemnify its officers and directors in respect of their actions and omissions, except in respect of their fraud or dishonesty. Allied World Bermuda has entered into indemnification agreements with its directors and executive officers that provide for indemnification and expense reimbursement to the fullest extent permitted by law.

The Companies Act permits a company to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not the company may otherwise indemnify such officer or director. Allied World Bermuda has purchased and maintains a directors’ and officers’ liability policy for such a purpose.

Allied World Switzerland.  Although this area of law is unsettled in Switzerland, we believe, based on the interpretation of certain leading Swiss legal scholars (the opinions of which are persuasive authority in Switzerland), that under Swiss law, the company may indemnify its directors and officers unless the indemnification results from a breach of their duties, which breach constitutes gross negligence or intentional breach of duty. Allied World Switzerland’s articles of association authorize the company to indemnify its directors and officers and to advance expenses (except in cases where Allied World Switzerland is proceeding against an officer or director) to defend claims against directors and officers mandatory on the part of Allied World Switzerland to the fullest extent allowed by law. Under Allied World Switzerland’s articles of association, a director or officer may not be indemnified if such person is found, in a final judgment or decree not subject to appeal, to have committed an intentional or grossly negligent breach of his or her statutory duties as a director or officer. Swiss law permits the company, or each director or officer individually, to purchase and maintain insurance on behalf of such directors and officers. Allied World Switzerland may obtain such insurance from one or more third party insurers or captive insurance companies.

Allied World Switzerland also plans to enter into indemnification agreements with each of its directors and executive officers, upon the completion of the Redomestication, in substantially similar form to those in place at Allied World Bermuda, that will provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. We expect the agreements to provide that Allied World Switzerland will indemnify each director and executive officer against claims arising out of such director or executive officer’s service to the company to the fullest extent permitted by law; provided that such director or executive officer acted in good faith and reasonably believed that he was acting in the best interests of Allied World Switzerland and, in addition, with respect to any criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. A director or executive officer will not be entitled to indemnification in respect of any claim as to which the director or executive officer is adjudged in a final and non-appealable judgment to have committed an intentional or grossly negligent breach of his duties. We expect the agreements to provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that he is not entitled to indemnification. The board of directors of Allied World Switzerland (if a majority of the board is disinterested in the claim under which the officer or director is seeking indemnification) or an independent counsel will determine whether an indemnification payment or expense advance should be made in any particular instance and the executive officer or director seeking indemnification may challenge such determination.

Limitation on Director Liability

Allied World Bermuda.  Under the Companies Act, a company may exempt its directors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director may be guilty in relation to the company or any of its subsidiaries.

The Companies Act renders void any provision in the bye-laws or any contract between a company and any such director exempting him or her from or indemnifying him or her against any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company. Further, a Bermuda court may not enforce a provision purporting to limit a director’s liability if to do so was contrary to public policy, such as, if the provision attempted to relieve a director of criminal liability. The Allied World Bermuda bye-laws provide that the shareholders waive all claims or rights of action that they might have, individually or in right of the company, against any of the company’s directors or officers for any act or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer.

Allied World Switzerland.  Swiss law does not permit a company to exempt any member of its board of directors from any liability for damages suffered by the company, the shareholders or the company’s creditors caused by intentional or negligent violation of that director’s duties. However, the general meeting of shareholders may pass a resolution discharging the members of the board of directors from liability for certain limited actions. Such release is effective only for facts that have been disclosed to the shareholders and only vis-à-vis the company and those shareholders who have consented to the resolution or who acquired shares subsequently with knowledge of the resolution. Swiss law does not allow prospective waivers of liability of directors.

Directors’ Conflicts of Interest

Allied World Bermuda.  As a matter of the common law applied in Bermuda, the director of a Bermuda company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he owes to the company and either his personal interest or other duties that he owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he must declare the nature and extent of that interest to the other directors at the first opportunity. The duty extends to not making personal profit from opportunities that result from directorship.

This common law duty of a director to avoid conflicts of interest generally is not breached in respect of matters that have been declared by the director at the appropriate time and (i) authorized by the directors generally or (ii) authorized by the provisions of the company’s memorandum of association and bye-laws. Allied World Bermuda’s bye-laws provide that a director who is directly or indirectly interested in a contract or proposed contract or arrangement with the company shall declare the nature of such interest as required by the Companies Act and, following a declaration being made pursuant to the bye-laws, and unless disqualified by a majority of the board present at the relevant board meeting, a director may vote in respect of any contract or proposed contract or arrangement in which such director is interested and may be counted in the quorum at such meeting.

Allied World Switzerland.  Swiss law does not have a general provision on conflicts of interest. However, under the Swiss Code a director is required to safeguard the interests of the company and to adhere to a duty of loyalty and a duty of care. This requirement generally disqualifies a director from participating in decisions directly affecting him. Further, under Allied World Switzerland’s organizational regulations, each director must disclose to the chairman of the board of directors all board memberships he/she holds, as well as any other interests, mandates, functions or activities which could lead to a conflict of interest with Allied World Switzerland and its subsidiaries. Breach of the above principles may entail personal liability of the directors to the company. In addition, the Swiss Code requires a director to return to the company payments made to a director if such payments are not made on an arm’s length basis or if the recipient of the payment was acting in bad faith.

Shareholders’ Suits

Allied World Bermuda.  Under Bermuda law, a court will generally refuse to interfere with the management of a company on behalf of minority shareholders who are dissatisfied with the conduct of a company’s affairs by its board of directors. However, each shareholder is entitled to have the affairs of the company properly conducted in accordance with law. Therefore, if those who control the company persistently disregard the requirements of law or of the company’s memorandum of association or bye-laws, the court may grant relief. Bermuda courts ordinarily would be expected to follow English precedent, which would permit the court to intervene in any of the following circumstances: (i) where the act complained of is alleged to be beyond the corporate power of the company or illegal; (ii) where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the company; provided that the majority shareholders have used their controlling position to prevent the company from taking action against the wrongdoers; (iii) where an act requires approval by a greater percentage of the company’s shareholders than actually approved it; or (iv) where such an action is necessary in order that there not be a violation of the company’s memorandum of association or bye-laws.

Under the Companies Act, a shareholder is entitled to complain to the court that the affairs of the company are being conducted in a manner which is oppressive or unfairly prejudicial to the shareholders, or some of them, and seek a winding-up of the company or an alternative remedy.

An individual shareholder may seek to bring an action on behalf of the company to enforce the company’s rights, and judgment in such a case would be in favor of the company.

An individual shareholder may be permitted to bring an action on behalf of himself and his fellow shareholders to remedy a wrong done to the company or to compel the company to conduct its affairs in accordance with the rules governing it.

A shareholder also may be permitted to bring an action in his own name on his own behalf against a Bermuda company or another shareholder. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. Remedies for such an action are generally limited to declarations or injunctions.

Allied World Switzerland.  Under Swiss law, each shareholder is entitled to file an action for damage caused to the company. The claim of the shareholder is for performance to the company. If the shareholder, based upon the factual and legal situation, had sufficient cause to file an action, the judge has discretion to impose all costs the plaintiff incurred in prosecuting the action on the company.

Shareholders who suffer a direct loss due to an intentional or negligent breach of a director’s or senior officer’s duties may sue in their personal capacity for monetary compensation.

Under Swiss law, any shareholder may challenge actions by the general meeting of shareholders that violate the law or the articles of association, including, for example, actions that withdraw or limit shareholders’ preemptive rights without a valid reason, violate the principle of equal treatment or withdraw the profit orientation of the company without the consent of all shareholders.

Shareholder Consent to Action Without Meeting

Allied World Bermuda.  The Companies Act provides that anything which may be done by resolution of a company at a general meeting or a meeting of any class of members may also be done by resolution in writing; however, Allied World Bermuda’s bye-laws do not provide for shareholder action by written consent.

Allied World Switzerland.  Under Swiss corporate law, shareholders are not permitted to act by written consent in lieu of a general meeting of shareholders.

Annual Meetings of Shareholders

Allied World Bermuda.  The Companies Act and Allied World Bermuda’s bye-laws require that a general meeting of shareholders be held at least annually. Allied World Bermuda’s bye-laws provide that the annual meeting can be held at any location as specified in the notice of the meeting. At such meeting, elections will be held for directors whose terms have expired and such other business may be transacted as may properly be brought before such meeting. The shareholders are also required to appoint an auditor at the annual general meeting (or, if necessary, at a subsequent special general meeting). In addition, the Companies Act and Allied World Bermuda’s bye-laws require, subject to waiver by all of the members and directors of a company, that the financial statements required by the Companies Act be laid before the company at the general meeting.

Allied World Switzerland.  Under the Swiss Code and Allied World Switzerland’s articles of association, Allied World Switzerland must hold an annual, ordinary general meeting of shareholders within six months after the end of its fiscal year for the purpose, among other things, of approving the statutory required business report, the statutory annual accounts and the consolidated financial statements, the annual election of directors for the class whose term has expired and the election of the auditor. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the relevant general meeting of shareholders. Annual general meetings of shareholders may be convened by the board of directors or, under certain circumstances, by the auditor. A general meeting of shareholders may, as a general rule, be held anywhere in Switzerland, provided that the selection of the meeting place does not impair shareholders’ participation rights.

The statutory required annual report and the auditors’ report must be submitted for examination by the shareholders at the registered office of the company at least 20 calendar days prior to the ordinary general meeting of shareholders.

Special Meetings of Shareholders

Allied World Bermuda.  The Companies Act and Allied World Bermuda’s bye-laws provide that a special general meeting of Allied World Bermuda may be called by the chairman or any two directors or any director and the secretary or the board of directors as a whole. In addition, the board of directors must convene a special general meeting upon request by one or more shareholders holding at least 10% of the shares having the right to vote at general meetings at the time of the request.

Allied World Switzerland.  An extraordinary general meeting of Allied World Switzerland may be called upon the resolution of the board of directors or, under certain circumstances, by the auditor. In addition, the board of directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by shareholders holding an aggregate of at least 10% of the voting shares, specifying the items for the agenda and their proposals, or if it appears from the stand-alone annual statutory balance sheet that half of the company’s share capital and reserves are not covered by the company’s assets. In the latter case, the board of directors must immediately convene an extraordinary general meeting of shareholders and propose financial restructuring measures. Any shareholder or group of shareholders holding voting shares representing either an aggregate par value of CHF 1 million or 10% of the share capital registered in the commercial register may request that an item be included on the agenda of a general meeting of shareholders. See “— Director Nominations; Proposals of Shareholders” for more information.

Record Dates for Shareholder Meetings

Allied World Bermuda.  Allied World Bermuda’s bye-laws provide that the board of directors may fix any date as the record date for determining the shareholders entitled to receive notice of and to vote at any general meeting.

Allied World Switzerland.  Allied World Switzerland expects to set the record date for each general meeting of shareholders on a date of not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of shareholders prior to the record date.

Director Nominations; Proposals of Shareholders

Allied World Bermuda.  Allied World Bermuda’s bye-laws require that a shareholder desiring to nominate directors or submit a proposal for consideration by the shareholders at any annual general meeting must give written notice of such intent, which notice must be received by the secretary of Allied World Bermuda no less than 90 and no later than 120 calendar days in advance of the first anniversary date of the annual general meeting of the preceding year (subject to limited exceptions) in order for such nomination or proposal to be included in the proxy statement issued to shareholders in connection with the current year’s annual general meeting.

Allied World Switzerland.  Pursuant to the Swiss Code, any shareholder or group of shareholders holding voting shares representing either an aggregate par value of CHF 1 million or 10% of the share capital registered in the commercial register may request that an item be included on the agenda of a general meeting of shareholders. According to Allied World’s articles of association, such request for inclusion of an item on the agenda must be in writing and received by Allied World Switzerland at least 60 calendar days prior to the general meeting. Furthermore, pursuant to the Swiss Code, any shareholder may make proposals for any item included on the agenda of a general meeting at any time before the taking of the resolution including the nomination of a director if the election of the board of directors is an item on the agenda.

Adjournment of Shareholder Meetings

Allied World Bermuda.  Allied World Bermuda’s bye-laws provide that the chairman of any shareholder meeting may, with the consent of a majority of the shareholders present and entitled to vote at the meeting, adjourn the meeting. New notice of the date, time, and place for the resumption of the meeting must be given if the meeting is not adjourned to a specific date and time.

Allied World Switzerland.  According to legal doctrine, a general meeting of shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.

Voting Rights

Allied World Bermuda.  The holders of common shares of Allied World Bermuda are entitled to one vote per share. Any matter submitted to shareholders at a general meeting requires the affirmative vote of a majority of the votes cast unless otherwise required by the Companies Act or the bye-laws. Allied World Bermuda’s bye-laws provide that any matter submitted to the shareholders at a general meeting for approval requires the approval of a majority of the votes cast (other than in the election of directors).

The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a resolution passed at a separate general meeting of holders of shares equal to 75% of the issued shares of that class or series. The necessary quorum for that meeting is the presence of at least two persons, in person or by proxy, of holders of at least one-third of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank in any respect prior to or equivalent with those shares.

Allied World Bermuda bye-laws provide that each voting share entitles the holder of record on such date to one vote on a poll; provided, however, if the number of “controlled shares” of any holder would constitute 10% or more of the total combined voting power of the issued voting shares, such holder will have the voting rights attached to its voting shares reduced to less than 10% of the total voting rights attached to the issued and outstanding voting shares, in the manner provided in the Allied World Bermuda’s bye-laws. “Controlled shares” of any person under the Allied World Bermuda bye-laws refers to all voting shares owned by such person, whether (i) directly; (ii) with respect to persons who are United States persons, by application of the attribution and constructive ownership rules of Section 958(a) and 958(b) of the U.S. Code; or (iii) beneficially, directly or indirectly, within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations thereunder.

Allied World Switzerland.  Each Allied World Switzerland voting share carries one vote at a general meeting of shareholders. Voting rights and all other related rights may be exercised by shareholders registered as shareholders of record in Allied World Switzerland’s share register or by a duly appointed proxy of a registered shareholder, which proxy need not be a shareholder. Except as described below, Allied World Switzerland’s articles of association do not limit the number of voting shares that may be voted by a single shareholder. Beneficial owners of shares who hold voting shares though a nominee exercise shareholders’ rights through the nominee.

To be able to exercise voting rights as shareholders of record, holders must own the voting shares directly (as opposed to beneficial ownership with respect to shares held in “street name”) and apply to us for enrollment in our share register as shareholders with voting rights. The form of application from our transfer agent. The form of application includes a representation that the holder is holding voting shares for his own account. Certain exceptions exist for nominees. The board of directors will register Cede & Co., as nominee of The Depository Trust Company, or DTC, with voting rights with respect to shares held in “street name” through DTC.

If the board of directors refuses to register a shareholder with voting rights, it must notify the shareholder of such refusal within 20 days of the receipt of the application. Furthermore, the board may cancel, with retroactive application, the registration of a shareholder with voting rights if the initial registration was on the basis of false information in the shareholder’s application. Shareholders registered without voting rights may not participate in or vote at Allied World Switzerland’s shareholders’ meetings, but will be entitled to dividends, preemptive rights and liquidation proceeds. Only shareholders that are registered as shareholders with voting rights on the relevant record date are permitted to participate in and vote at a general shareholders’ meeting.

Treasury Shares, whether owned by Allied World Switzerland or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

Allied World Switzerland’s articles of association limit the voting rights of voting shares that are “controlled shares” of a shareholder to one vote less than 10% of the total voting rights of Allied World Switzerland’s share capital as registered with the commercial register. “Controlled shares” of a shareholder under the Allied World Switzerland articles of incorporation consist of voting shares owned by the shareholder (i) directly or (ii) by application of certain constructive ownership rules. These rules are derived from constructive ownership rules contained in the U.S. Code relating to “controlled foreign corporation” status but are broader than the U.S. Code in that the U.S. Code distinguishes in some respects between U.S. and non-U.S. persons, while Swiss law would not support rules that discriminate based on citizenship or residence. The board of directors may waive these restrictions.

Holders not expressly declaring themselves to be holding voting shares for their own account in the application for registration in the share register will not be registered as shareholders with voting rights. Nominees are exempted to the extent they undertake to disclose at any time to the company at its written request the name, address and shareholding of each person for whom such nominee is holding shares. In addition, no shareholder will be registered as shareholder with voting rights for 10% or more of the share capital as recorded in the commercial register. Legal entities that are linked to one another through capital, voting rights, management or in any other manner, as well as all natural persons or legal entities achieving an understanding or forming a syndicate or otherwise acting in concert to circumvent the limitation on registration, are considered one shareholder. The board of directors is authorized to grant exemptions from these requirements in special cases.

Pursuant to the Swiss Code, registered shareholders have the exclusive right to determine the following matters:

•	adoption and amendment of Allied World Switzerland’s articles of association;

•	election and removal of members of the board of directors and the auditor;

•	approval of the statutory required annual report, the annual accounts and the consolidated financial statements;

•	payments of dividends and any other distributions of capital to shareholders;

•	discharge of the members of the board of directors from liability for business conduct; and

•	any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Allied World Switzerland’s articles of association or by voluntary submission by the board of directors (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).

Pursuant to Allied World Switzerland’s articles of association, the shareholders generally pass resolutions by the affirmative vote of a majority of the votes cast at the general meeting (whereby abstentions, broker non-votes, blank or invalid ballots shall be disregarded for purposes of establishing the majority), unless otherwise provided by law or Allied World Switzerland’s articles of association. Allied World Switzerland’s articles of association provide that directors may be elected by the affirmative vote of a majority of the votes cast at the general meeting of shareholders. See “— Election of Directors; Staggered Terms of Directors” for a discussion of voting for the election of directors.

The Swiss Code and/or Allied World Switzerland’s articles of association require the affirmative vote of 66 2/3% of the voting rights and a majority of the nominal value of the voting shares represented at a general meeting to approve the following matters:

•	a change of the purpose of Allied World Switzerland;

•	the creation of shares with privileged voting rights;

•	the restriction on the transferability of voting shares or non-voting participation certificates;

•	an increase of capital, authorized or subject to a condition;

•	an increase of capital out of equity against contributions in kind, or for the purpose of acquisition of assets and the granting of special benefits;

•	the limitation or withdrawal of preemptive rights;

•	a change in the domicile of Allied World Switzerland;

•	the liquidation of Allied World Switzerland;

•	the alleviating or withdrawal of restrictions upon the transfer of voting shares or non-voting participation certificates;

•	the conversion of voting shares into bearer shares and vice versa as well as the conversion of non-voting participation certificates into bearer shares; and

•	any alteration or amendment of articles 8, 14 or 15 of the articles of association, which relate to the voting rights of shareholders of Allied World Switzerland and of article 16, which provides the abovementioned matters for which a supermajority is required.

The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Merger Act, including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company — in such a merger, an affirmative vote of 90% of the outstanding voting shares is required). Swiss law may also impose this supermajority voting requirement in connection with the sale of “all or substantially all of its assets” by Allied World Switzerland. See “— Compulsory Acquisitions; Appraisal Rights” and “— Shareholder Approval of Business Combinations.”

Allied World Switzerland’s articles of association require the affirmative vote of at least 66 2/3% of the voting rights and a majority of the nominal value of the voting shares represented at a general meeting to approve the removal of a member of the board of directors (with or without cause).

Amendment of Governing Documents

Allied World Bermuda.  Under the Companies Act, amendments to the memorandum of association of a Bermuda company must be approved by a majority of the shareholders voting on the amendments and amendments to the company’s objects (i.e., business purposes) may require approval by the Bermuda Minister of Finance. Usually, the memorandum of association of a Bermuda company contains only the name, type of company, objects and powers and authorized share capital of a company. Under the Companies Act and Allied World Bermuda’s bye-laws, the bye-laws may be amended by a resolution of the board of directors and a resolution of the shareholders approved by a majority of the shareholders voting on the amendment.

Allied World Switzerland.  Under the Swiss Code and Allied World Switzerland’s articles of association, Allied World Switzerland’s articles of association may only be amended by a resolution of its shareholders at a general meeting of shareholders. See “— Voting Rights.” Save for limited exceptions provided for in the Swiss Code, Allied World Switzerland’s board of directors may not effect amendments to Allied World Switzerland’s articles of association on its own. The board of directors may pass and amend its organizational regulations without the approval of shareholders. Under Swiss law, shareholders may not pass or amend organizational regulations but may pass resolutions amending the articles of association to effectively supersede certain provisions in the organizational regulations.

Quorum Requirements

Allied World Bermuda.  The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting, is a quorum for the transaction of business (including the approval of an amalgamation) except as otherwise provided by the Companies Act.

Allied World Switzerland.  The articles of association of Allied World Switzerland provide for a quorum requirement of the presence of two or more persons at the meeting representing in person or by proxy more than 50% of Allied World Switzerland’s total issued and outstanding voting shares throughout the meeting.

Inspection of Books and Records; Special Investigation

Allied World Bermuda.  Shareholders of a Bermuda company have the right to inspect or obtain copies of the minutes of general meetings of the company. Shareholders may also inspect the share register on any business day, subject to reasonable restrictions imposed by the board of directors.

Allied World Switzerland.  Under the Swiss Code, a shareholder has a right to inspect the share register with regard to his own shares and otherwise to the extent necessary to exercise his shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the board of directors concerning the affairs of the company. Shareholders may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Allied World Switzerland.

In addition, if the shareholders’ inspection and information rights as outlined above prove to be insufficient, any shareholder may propose to the general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. If the general meeting of shareholders approves the proposal, Allied World Switzerland or any shareholder may, within 30 calendar days after the general meeting of shareholders, request the court at Allied World Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more shareholders representing at least 10% of the share capital or holders of voting shares in an aggregate par value of at least two million Swiss francs may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the board of directors, any member of the board or an officer of Allied World Switzerland infringed the law or Allied World Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Allied World Switzerland and only in exceptional cases to the petitioners.

Transfer and Registration of Ownership of Shares

Allied World Bermuda.  Allied World Bermuda’s bye-laws contain several provisions restricting the transferability of common shares. The directors are required to decline to register a transfer of common shares if they have reason to believe that the result of that transfer would be to cause (1) any U.S. person to become a 10% shareholder (as defined therein) other than a person who does not own any of our shares directly or through non-U.S. entities, (2) any of AIG, Chubb or the GSCP Funds, any affiliate of a founder or any person to whom shares owned by a founder are attributed by reason of the ownership of person by such founder, to own (after taking into account the founder back-attribution convention), directly, through non-U.S. entities or constructively under the U.S. Code, a greater percentage of the common shares and our shares of any other class or classes as determined by the proportionate value of such shares the greater of (x) 9.99% and (y) the percentage of shares than such person owned as of the effective date of the bye-laws (other than as a result of any affiliate of a GSCP Fund holding shares as an underwriter, market maker, broker, dealer or investment adviser, up to 24.5%), or (3) any U.S. person, other than a founder, to own directly, through non-U.S. entities or constructively under the U.S. Code, 10% or more of common shares and our shares of any other class or classes as determined by the aggregate value of such shares. Similar restrictions apply to our ability to issue or repurchase shares.

Allied World Bermuda’s bye-laws expressly provide for the issuance of fractional shares which may be dealt with to the same extent as whole shares.

Allied World Switzerland.  Under the articles of association of Allied World Switzerland, acquirers of voting shares applying to be registered as shareholders of record with voting rights and who not expressly declare themselves to be holding voting shares for their own account in the application for registration in the share register will not be registered as shareholders with voting rights. Nominees are exempted to the extent they undertake to disclose at any time to the company at its written request the name, address and shareholdings of each person for whom such nominee is holding shares.

In addition, the articles of association of Allied World Switzerland provide that no acquirer of voting shares applying to be registered as shareholder with voting rights will be registered as a shareholder with voting rights for 10% or more of the share capital as recorded in the commercial register. Legal entities that are linked to one another through capital, voting rights, management or in any other manner, as well as all natural persons or legal entities achieving an understanding or forming a syndicate or otherwise acting in concert to circumvent the limitation on registration, are considered one shareholder. The board of directors may make exceptions to such limitations on voting rights in special cases.

Allied World Switzerland’s share register will initially be kept by Continental Stock Transfer & Trust Company, which acts as transfer agent and registrar. The share register reflects only record owners of Allied World Switzerland voting shares who own such shares directly (as opposed to beneficially owned shares held in “street name”). Swiss law does not recognize fractional share interests.

Rights upon Liquidation

Allied World Bermuda.  Upon a liquidation of Allied World Bermuda, after creditors have been paid the full amounts owing to them, the holders of Allied World Bermuda’s common shares would be entitled to receive, pro rata, any remaining assets available for distribution to the holders of common shares. The liquidator may deduct from the amount payable in respect of those common shares any liabilities the holder has to or with Allied World Bermuda. The assets received by the holders of Allied World Bermuda common shares in liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders. The shareholders may resolve that the company be wound up by the court, or be wound up voluntarily, with the vote of holders of at least 75% of the voting shares of the company. The board may also present a petition to the court for the company to be wound up.

Allied World Switzerland.  Allied World Switzerland’s duration is unlimited. Allied World Switzerland may be dissolved by way of shareholders resolution at any time with the approval of 66 2/3% of the voting rights and a majority of the nominal value of the voting shares represented at a general meeting. Dissolution by court order is possible if Allied World Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Allied World Switzerland’s share capital. Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders and holders of non-voting participation certificates in proportion to the paid-up par value of voting shares and non-voting participation certificates held, subject to Swiss withholding tax requirements.

Enforcement of Civil Liabilities Against Foreign Persons

Allied World Bermuda.  Allied World Bermuda has been advised by its Bermuda counsel, Conyers Dill & Pearman Limited, that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Bermuda. There is no treaty between Bermuda and the United States providing for the reciprocal enforcement of foreign judgments. Allied World Bermuda has also been advised by Conyers Dill & Pearman Limited that a final and conclusive judgment obtained in a court in the United States under which a sum of money is payable as compensatory damages may be the subject of an action in the Supreme Court of Bermuda under the common law doctrine of obligation. Such an action should be successful upon proof that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as: (i) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda; and (ii) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law.

Allied World Switzerland.  Switzerland and the United States do not have a treaty providing for reciprocal recognition and enforcement of judgments in civil and commercial matters. The recognition and enforcement of a judgment of the courts of the United States in Switzerland is governed by the principles set forth in the Swiss Federal Act on Private International Law. This statute provides in principle that a judgment rendered by a non-Swiss court may be enforced in Switzerland only if:

•	the foreign court had jurisdiction pursuant to the Swiss Federal Act on Private International Law;

•	the judgment of such foreign court has become final and non-appealable;

•	no reason for refusal in the sense of Article 27 Swiss Federal Act on Private International Law is given (in particular, but not limited to, the decision does not contravene Swiss public policy); and

•	the court procedures and the service of documents leading to the judgment were in accordance with the due process of law, legal precedent and similar requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Allied World Bermuda as of December 31, 2009 and December 31, 2008 and for each of the three years ended December 31, 2009, 2008 and 2007 incorporated by reference in this proxy statement from Allied World Bermuda’s Annual Report (on Form 10-K) for the year ended December 31, 2009 and the effectiveness of Allied World Bermuda’s internal control over financial reporting as of December 31, 2009, have been audited by Deloitte & Touche, an independent registered public accounting firm, as stated in their report incorporated herein by reference.

LEGAL AND TAX MATTERS

Willkie Farr & Gallagher LLP will pass upon certain U.S. federal income tax consequences of the Redomestication. PricewaterhouseCoopers AG, Zurich, Switzerland, will pass upon certain Swiss tax consequences of the Redomestication.

FUTURE SHAREHOLDER PROPOSALS

If the Redomestication is not completed, the rules applicable to shareholder nominations and proposals under Bermuda law and Allied World Bermuda’s bye-laws will govern proposals and nominations for the annual general meeting to be held in 2011. If the Redomestication is completed, the rules applicable to shareholder nominations and proposals under Swiss law and Allied World Switzerland’s articles of association will govern proposals and nominations for the ordinary general meeting to be held in 2011.

Allied World Bermuda

If you wish to submit a proposal to be considered for inclusion in the proxy materials for the 2011 annual general meeting or propose a nominee for the board of directors, please send such proposal to the Corporate Secretary, Allied World Assurance Company Holdings, Ltd, 27 Richmond Road, Pembroke HM 08, Bermuda.

Under the rules of the SEC, proposals must be received by no later than November 17, 2010 to be eligible for inclusion in the 2011 annual general meeting proxy statement. If a shareholder wishes to submit a proposal to the 2011 annual general meeting without including such proposal in the proxy statement for that meeting, that proposal will be considered untimely if Allied World Bermuda is not notified in writing of such proposal between January 5, 2011 and February 4, 2011. In that case, the proxies solicited by the board of directors will confer discretionary authority on the persons named in the accompanying form of proxy to vote on that proposal as they see fit.

Allied World Switzerland

Pursuant to the Swiss Code, any shareholder or group of shareholders holding voting shares representing either an aggregate par value of CHF 1 million or 10% of the share capital registered in the commercial register may request that an item be included on the agenda of a general meeting of shareholders. Allied World Switzerland’s articles of association provide generally that the registered shareholder must give us written notice at least 60 calendar days prior to the general meeting.

You may obtain a copy of the bye-laws of Allied World Bermuda or the articles of association of Allied World Switzerland, in which these procedures are set forth, upon written request to the Corporate Secretary, Allied World Assurance Company Holdings, Ltd, 27 Richmond Road, Pembroke HM 08, Bermuda.

WHERE YOU CAN FIND MORE INFORMATION

Allied World Bermuda files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Allied World Bermuda files at the SEC’s public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC’s web site at: http://www.sec.gov.

Allied World Bermuda’s web site is located at http://www.awac.com. Allied World Bermuda’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on Allied World Bermuda’s web site or any other web site is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

SEC rules and regulations permit Allied World Bermuda to “incorporate by reference” the information Allied World Bermuda files with the SEC. This means that Allied World Bermuda can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Item 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that Allied World Bermuda files later with the SEC will automatically update and supersede this information.

Allied World Bermuda incorporates by reference the documents and sections listed below and any filings Allied World Bermuda will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the special court-ordered meeting. The documents and sections incorporated by reference are:

•	Allied World Bermuda’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009;

•	Allied World Bermuda’s definitive proxy statement for its 2010 annual general meeting of shareholders, filed with the SEC on March 17, 2010;

•	Allied World Bermuda’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and June 30, 2010;

•	Allied World Bermuda’s Current Reports on Form 8-K filed with the SEC on March 3, May 11, August 9 and August 13, 2010; and

•	The discussion of “U.S. Taxation of Our Non-U.S. Companies” and “U.S. Taxation of Our U.S. Subsidiaries” on Allied World Bermuda’s Form S-3 filed with the SEC on December 31, 2007.

You can request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Allied World Assurance Company Holdings, Ltd
27 Richmond Road
Pembroke HM 08, Bermuda
Attn.: Wesley D. Dupont, Corporate Secretary

Telephone requests may be directed to (441) 278-5400.

In order to ensure timely delivery of these documents, you should make such request by [ • ], 2010.

We have not authorized anyone to give any information or make any representation about the Redomestication or the Scheme of Arrangement or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A
IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2010: No.

IN THE MATTER OF ALLIED WORLD ASSURANCE COMPANY
HOLDINGS, LTD

and

IN THE MATTER OF THE COMPANIES ACT 1981, Section 99

SCHEME OF ARRANGEMENT

(under section 99 of the Companies Act 1981)

Between

ALLIED WORLD ASSURANCE COMPANY
HOLDINGS, LTD
(an exempted company incorporated with limited liability
under the laws of Bermuda with registration number 31279)

and

THE SCHEME SHAREHOLDERS
(as hereinafter defined)

PART I

PRELIMINARY

DEFINITIONS

A In this Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following expressions shall bear the following meanings:

Allied World Bermuda	Allied World Assurance Company Holdings, Ltd, an exempted company incorporated with limited liability under the laws of Bermuda with registration number 31279.

Allied World Bermuda Non-Voting Common Shares	Non-Voting Common Shares of US$0.03 par value each of Allied World Bermuda.

Allied World Bermuda Voting Common Shares	Voting Common Shares of US$0.03 par value each of Allied World Bermuda.

Allied World Switzerland	Allied World Assurance Company Holdings, AG, a corporation incorporated under the laws of Switzerland, with its registered office in the Canton of Zug, Switzerland, and with registration number CH-170.3.034.503-3.

Allied World Switzerland Registered Participation Certificates	Registered Non-Voting Participation Certificates of Allied World Switzerland with a Swiss Francs par value amount to be determined before the Effective Time, having the rights, entitlements and terms described in the Allied World Switzerland Articles of Association attached to the Proxy Statement.

Allied World Switzerland Registered Shares	Registered Voting Shares of Allied World Switzerland with a Swiss Francs par value amount to be determined before the Effective Time.

Allowed Proceeding	Any Proceeding by a Scheme Shareholder to enforce its rights under the Scheme where any party fails to perform its obligations under the Scheme.

Business Day	Any day on which banks are open for business in Bermuda, New York and Zurich.

Companies Act	The Companies Act 1981 of Bermuda.

Court Directed Non-Voting Common Shareholder Meeting	The meeting of the holders of Allied World Bermuda Non-Voting Common Shares convened at the direction of the Supreme Court at which the Scheme will be voted upon or any postponement or adjournment thereof.

Court Directed Voting Common Shareholder Meeting	The meeting of the holders of Allied World Bermuda Voting Common Shares convened at the direction of the Supreme Court at which the Scheme will be voted upon or any postponement or adjournment thereof.

Effective Time	The date and time on which a copy of the Order of the Supreme Court sanctioning the Scheme and making such facilitating orders as are appropriate pursuant to Section 99 of the Companies Act shall have been delivered to the Registrar of Companies in Bermuda for registration, at which time this Scheme shall become effective.

Proceeding	Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution,

judicial review, adjudication, demand, execution, restraint, forfeiture, reentry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit.

Prohibited Proceeding	Any Proceeding against Allied World Bermuda or Allied World Switzerland or their property in any jurisdiction whatsoever other than an Allowed Proceeding.

Proxy Statement	The Proxy Statement of Allied World Bermuda on Schedule 14A filed on October 1, 2010 with the U.S. Securities and Exchange Commission pursuant to Section 14(a) of the U.S. Securities Exchange Act of 1934 in connection with the Scheme representing the Explanatory Statement issued pursuant to Section 100 of the Companies Act and including a notice of the Court Directed Voting Common Shareholder Meeting and a notice of the Court Directed Non-Voting Common Shareholder Meeting.

Record Date	The close of business (New York time) on [ ], 2010.

Register of Members	Allied World Bermuda’s register of members kept in accordance with Section 65 of the Companies Act.

Scheme	This scheme of arrangement in respect of Allied World Bermuda under Section 99 of the Companies Act in its present form or with or subject to any modifications, additions or conditions that are consented to by Allied World Bermuda and that the Supreme Court may approve or impose.

Scheme Consideration	One Allied World Switzerland Registered Share to be issued and allotted by Allied World Switzerland in exchange for each Scheme Voting Common Share and one Allied World Switzerland Registered Participation Certificate to be issued and allotted by Allied World Switzerland in exchange for each Scheme Non-Voting Common Share.

Scheme Non-Voting Common Shareholders	The holders of Allied World Bermuda Non-Voting Common Shares appearing on the Register of Members immediately prior to the Effective Time.

Scheme Non-Voting Common Shares	Allied World Bermuda Non-Voting Common Shares in issue immediately prior to the Effective Time.

Scheme Shareholders	Scheme Voting Common Shareholders and Scheme Non-Voting Common Shareholders.

Scheme Shares	Scheme Voting Common Shares and Scheme Non-Voting Common Shares.

Scheme Voting Common Shareholders	The holders of Allied World Bermuda Voting Common Shares appearing on the Register of Members immediately prior to the Effective Time.

Scheme Voting Common Shares	Allied World Bermuda Voting Common Shares in issue immediately prior to the Effective Time.

Supreme Court	The Supreme Court of Bermuda.

US$	United States dollars, the lawful currency of the United States of America.

INTERPRETATION

B In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(1) references to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;

(2) references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(3) references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(4) references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(5) the singular includes the plural and vice versa and words importing one gender shall include the other gender;

(6) headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

(7) to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Proxy Statement, then the terms of this Scheme shall prevail.

ALLIED WORLD BERMUDA

C  Allied World Bermuda was incorporated with limited liability in Bermuda on 13th November 2001 as an exempted limited liability company with registration number 31279.

D  On the Record Date, Allied World Bermuda had an authorised share capital of US$10,000,000 divided into 333,333,333 common shares of US$0.03 par value each, of which [          ] Allied World Bermuda Voting Common Shares and [          ] Allied World Bermuda Non-Voting Common Shares have been issued and are fully paid up.

E  On the Record Date, [          ] Allied World Bermuda Voting Common Shares are issuable upon the vesting and exercise of outstanding stock options, restricted stock units and performance-based equity awards. In addition, certain of Allied World Bermuda’s founding shareholders hold warrants exercisable for up to 2,000,000 Allied World Bermuda Voting Common Shares and up to 1,500,000 Allied World Bermuda Non-Voting Common Shares, all of which are currently exercisable.

THE PURPOSE OF THE SCHEME

F  The purpose of the Scheme is to effect the exchange of each issued Allied World Bermuda Voting Common Share for one issued and fully paid Allied World Switzerland Registered Share and the exchange of each issued Allied World Bermuda Non-Voting Common Share for one issued and fully paid Allied World Switzerland Registered Participation Certificate. The Scheme will be effected in consecutive stages as provided in Part II, Clause 3 below.

G  Allied World Switzerland has agreed to appear at the hearing of the petition to sanction the Scheme and undertakes to be bound by its terms and to issue and allot fully paid Allied World Switzerland Registered Shares and Allied World Switzerland Registered Participation Certificates as provided herein.

PART II

THE SCHEME

Application and effectiveness of the Scheme

1. The compromise and arrangement effected by the Scheme shall apply to the Scheme Shares and shall be binding on the Scheme Shareholders.

Effect of the Scheme

2. At the Effective Time all of the right, title and interest of the Scheme Voting Common Shareholders in the Scheme Voting Common Shares and all of the right, title and interest of the Scheme Non-Voting Common Shareholders in the Scheme Non-Voting Common Shares shall be subject to the arrangement implemented by the mechanism set out in Clause 3 below.

Exchange of shares and consideration

3.

a. At the later of (i) the Effective Time and (ii) the satisfaction or waiver of the condition’s set out in Clause 25 below, all Scheme Shares shall be cancelled.

b. In exchange for and in consideration of the cancellation of the Scheme Shares, Allied World Bermuda will, immediately following such cancellation, issue and allot a number of new, fully paid Allied World Bermuda Voting Common Shares and Allied World Bermuda Non-Voting Common Shares, as equals the number of Scheme Shares cancelled, to Allied World Switzerland.

c. Against the contribution in kind of each Allied World Bermuda Voting Common Share newly issued to it, Allied World Switzerland shall allot for the Scheme Voting Common Shareholders for issuance pursuant to Clause 6 below one fully paid Allied World Switzerland Registered Share for each Scheme Voting Common Share previously held by Scheme Voting Common Shareholders.

d. Against the contribution in kind of each Allied World Bermuda Non-Voting Common Share newly issued to it, Allied World Switzerland shall allot for the Scheme Non-Voting Common Shareholders for issuance pursuant to Clause 6 below one fully paid Allied World Switzerland Registered Participation Certificate for each Scheme Non-Voting Common Share previously held by Scheme Non-Voting Common Shareholders.

PART III

RECORD DATE AND DETERMINATION OF SCHEME SHAREHOLDERS

Record Date

4. The holders of Allied World Bermuda Voting Common Shares and the number of Allied World Bermuda Voting Common Shares that they hold for the purposes of voting at the Court Directed Voting Common Shareholder Meeting shall be determined from the Register of Members of Allied World Bermuda Voting Common Shares as of the Record Date.

5. The holders of Allied World Bermuda Non-Voting Common Shares and the number of Allied World Bermuda Non-Voting Common Shares that they hold for the purposes of voting at the Court Directed Non-Voting Common Shareholder Meeting shall be determined from the Register of Members of Allied World Bermuda Non-Voting Common Shares as of the Record Date.

PART IV

DISTRIBUTIONS

Distribution to Scheme Shareholders

6. As soon as reasonably practical following the completion of the actions pursuant to Clause 3 above, Allied World Switzerland shall issue the Allied World Switzerland Registered Shares and the Allied World Switzerland Registered Participation Certificates comprising the Scheme Consideration to an exchange agent to be selected by Allied World Bermuda to transfer such Scheme Consideration to the Scheme Shareholders as provided herein. Allied World Bermuda will procure the issue of the Allied World Switzerland Registered Shares and the Allied World Switzerland Registered Participation Certificates and their transfer to the Scheme Shareholders.

Rights of Scheme Shareholders

7. With effect from and including the Effective Time, each Scheme Shareholder shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration. Upon cancellation of the Scheme Shares, the Register of Members of Allied World Bermuda shall be updated to reflect such cancellation.

PART V

GENERAL SCHEME PROVISIONS

Effective Time and Notification to Scheme Shareholders

8. The Scheme shall become binding and effective at the Effective Time.

9. Allied World Switzerland shall give notification of the Scheme having become effective by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, which such notice shall be deemed served upon acceptance by the EDGAR system thereof.

Stay of Prohibited Proceedings

10. After the Effective Time, none of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from the Scheme.

11. A Scheme Shareholder may commence an Allowed Proceeding against Allied World Bermuda or Allied World Switzerland after the Effective Time provided that it has first given Allied World Bermuda five Business Days’ prior notice in writing of its intention to do so.

Mandates

12. All mandates and other instructions in force at the Effective Time in relation to the Scheme Shares (including elections for payment of dividends (if any)) shall cease to be valid as effective mandates or instructions.

Costs

13. Allied World Bermuda shall pay in full all costs, charges, expenses and disbursements reasonably incurred by Allied World Bermuda in connection with the negotiation, preparation and implementation of the Scheme, including the costs of holding the Court Directed Voting Common Shareholder Meeting and the Court Directed Non-Voting Common Shareholder Meeting and the costs of obtaining the sanction of the Supreme Court.

Existing instruments of transfer and certificates

14. As from the Effective Time, all instruments of transfer and certificates validly existing at the Effective Time in respect of a transfer or holding of any Scheme Shares shall as from the Effective Time, cease to have effect as documents or evidence of transfer or title.

Modifications of the Scheme

15. Allied World Bermuda may, at any hearing before the Supreme Court to sanction the Scheme, consent on behalf of all Scheme Shareholders to any non-material modification of the Scheme or any terms or conditions that the Supreme Court determines to approve or impose.

Notice

16. Any notice or other written communication to be given under or in relation to the Scheme other than pursuant to Clauses 9 and 21 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post, to:

a. in the case of the Allied World Bermuda, 27 Richmond Road, Pembroke HM 08, Bermuda, marked for the attention of Wesley D. Dupont, Corporate Secretary;

b. in the case of a Scheme Shareholder, its last known address according to Allied World Bermuda; and

c. in the case of any other person, any address set forth for that person in any agreement entered into in connection with the Scheme or the last known address according to Allied World Bermuda, or by fax its last known fax number according to Allied World Bermuda.

17. Any notice or other written communication to be given under the Scheme shall be deemed to have been served in accordance with the provisions of Bye-law 85 of Allied World Bermuda’s Bye-laws.

18. In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

19. Save in the case of the notice, written communication or document required to be filed pursuant to Clause 9 above, the accidental omission to send any notice, written communication or other document in accordance with Clauses 16 and 17 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of the Scheme.

20. Allied World Bermuda shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholders which shall be posted at the risk of the Scheme Shareholders.

21. Any notice or other written communication that is required to be given to all or substantially all Scheme Shareholders shall be effective by filing a Current Report on Form 8-K or other applicable filing with the U.S. Securities and Exchange Commission and shall be deemed to be served on the date such filing is accepted by the EDGAR system thereof.

Exercise of Discretion

22. When under any provision of the Scheme a matter is to be determined by Allied World Bermuda, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Governing Law and Jurisdiction

23. At and with effect from the Effective Time, the operative terms of the Scheme shall be governed by, and construed in accordance with, the laws of Bermuda and the Scheme Shareholders hereby agree that the Courts of Bermuda shall have exclusive jurisdiction to hear and determine any suit, action or Proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme or its implementation or out of any action taken or omitted to be taken under the Scheme or in connection with the administration of the Scheme; and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Courts of Bermuda; provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between Allied World Bermuda and the Scheme Shareholders, whether contained in any contract or otherwise.

24. Subject to the provisions of Clause 25(b) below, the terms of the Scheme and the obligations imposed on Allied World Bermuda hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Pre-Conditions to the Scheme

25. The Scheme will not be completed unless the following conditions are satisfied or waived:

a. The Allied World Switzerland Registered Shares to be issued in connection with the Scheme, including the Allied World Switzerland Registered Shares that are issuable following the Effective Time upon exchange of the Allied World Switzerland Registered Participation Certificates, are authorized for listing on the New York Stock Exchange, subject to official notice of issuance;

b. Neither Allied World Bermuda nor Allied World Switzerland is subject to any governmental decree, order or injunction that prohibits the consummation of the Scheme;

c. Allied World Bermuda has received an opinion from Willkie Farr & Gallagher LLP, in form and substance reasonably satisfactory to it, confirming, as of the Effective Time, the matters of U.S. federal income tax law discussed under the heading “Material Tax Considerations — U.S. Federal Income Tax Considerations” of the Proxy Statement; and

d. Allied World Bermuda has received an opinion from PricewaterhouseCoopers AG, in form and substance reasonably satisfactory to it, confirming, as of the Effective Time, the matters of Swiss tax law discussed under the heading “Material Tax Considerations — Swiss Tax Considerations” of the Proxy Statement.

Authorisation

26. The Scheme Shareholders authorise Allied World Bermuda to take all necessary actions and to execute all necessary documents on their behalf as shall be required to procure the issue of the Allied World Switzerland Registered Shares and the Allied World Switzerland Registered Participation Certificates and their transfer to the Scheme Shareholders, as provided herein.

Expiry of the Scheme

27. If the transactions contemplated by the Scheme shall not have occurred on or before 5pm Bermuda time on the date 9 months after the Effective Time, the Scheme will terminate and all actions taken under the Scheme will be reversed or voided, as if they had never occurred, and the position will revert to that existing immediately prior to the Effective Time.

Annex B
IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2010: No.

IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

AND IN THE MATTER OF ALLIED WORLD ASSURANCE
COMPANY HOLDINGS, LTD

ORDER FOR DIRECTIONS

UPON THE APPLICATION by Originating Summons of Allied World Assurance Company Holdings, Ltd (“Allied World”)

AND UPON HEARING Counsel for Allied World

AND UPON READING the First Affidavit of Wesley D. Dupont sworn on 1 October 2010 and the exhibit thereto

IT IS HEREBY ORDERED as follows:

1. Allied World do convene a meeting (the “Voting Shareholder Scheme Meeting”) of the holders (the “Voting Shareholders”) of Allied World voting common shares of US$0.03 par value each (the “Voting Shares”) as at the Record Date (as defined below), such Voting Shareholder Scheme Meeting to be held at 27 Richmond Road, Pembroke, HM 08, Bermuda, at 10.00 a.m., local time, on a date to be determined but in any event within three months from the date of this Order as may be determined by the board of directors of Allied World for the purpose of considering and if thought fit approving (with or without modification) the Scheme and that, subject to this Order, the Voting Shareholder Scheme Meeting shall be convened and held (and if so resolved, adjourned) in accordance with the Bye-laws of Allied World.

2. Allied World do convene a meeting (the “Non-Voting Shareholder Scheme Meeting”) of the holders (the “Non-Voting Shareholders”) of Allied World non-voting common shares of US$0.03 par value each (the “Non-Voting Shares”) as at the Record Date, such Non-Voting Shareholder Scheme Meeting to be held at 27 Richmond Road, Pembroke, HM 08, Bermuda, at 10.30 a.m., local time, or as soon as the Voting Shareholder Scheme Meeting has concluded, if later, on date to be determined and in any event within three months from the date of this Order as may be determined by the board of directors of Allied World for the purpose of considering and if thought fit approving (with or without modification) the Scheme and that, subject to this Order, the Non-Voting Shareholder Scheme Meeting shall be convened and held (and if so resolved, adjourned) in accordance with the Bye-laws of Allied World.

3. Scott A. Carmilani being President, Chief Executive Officer and Chairman of the board of directors of Allied World, or failing him Wesley D. Dupont being Executive Vice President, General Counsel and Corporate Secretary of Allied World, or failing him, any director or executive officer of Allied World shall act as Chairman of the Voting Shareholder Scheme Meeting and Non-Voting Shareholder Scheme Meeting (together the “Scheme Meetings”).

4. Each Scheme Meeting may be adjourned by the Chairman or by a simple majority vote of the Voting Shareholders or Non-Voting Shareholders, as appropriate, present and voting at the relevant meeting, whether in person or by proxy, to a later date to solicit additional votes if there are insufficient proxies to approve the Scheme, provided that notice of the date and time of the holding of any adjourned meeting be given to the Voting Shareholders or Non-Voting Shareholders, as appropriate, as set out below.

5. At least 30 clear days before the day appointed for each Scheme Meeting a Notice convening the same and enclosing:

a. a copy of the Scheme and a copy of the Proxy Statement/ Explanatory Statement as is required to be furnished pursuant to section 100 of the Companies Act 1981, in the form or substantially in the form of the document produced to the Court; and

b. a form of proxy for use at each Scheme Meeting, as appropriate, in the form or substantially in the form produced to the Court,

(1) be sent by hand, courier or pre-paid post (or by air mail, as appropriate) addressed to each Voting Shareholders and Non-Voting Shareholder, as appropriate, as at the Record Date, at the address shown on the Register of Members of Allied World on such date, and (2) be available on the Company’s website at www.awac.com, provided that (i) the accidental omission to serve any Voting Shareholder or Non-Voting Shareholder (together the “Shareholders”) with notice of the relevant Scheme Meeting, or the non-receipt by any Shareholder of notice of the relevant Scheme Meeting, shall not invalidate the proceedings at the relevant Scheme Meeting and (ii) notwithstanding any of the foregoing it shall be sufficient to prove that, in the case of delivery by courier, such documents were delivered to a courier and in envelopes addressed to the person or persons concerned at their said addresses respectively.

6. The quorum for the Scheme Meetings will in each case be the presence of two or more persons at the meeting representing in person or by proxy more than 50% of the total issued and outstanding Voting Shares or Non-Voting Shares (together the “Shares”), as appropriate, of Allied World throughout the meeting.

7. Any Shareholder may vote any number of his, her or its Shares “for” the Scheme and vote the balance of his, her or its Shares “against” the Scheme, or to abstain from voting. Subject to any reasonable objections as they might raise, Shareholders voting in this manner will, for the purpose of the “majority in number” count, be counted as one shareholder “for” the Scheme (as to the number of his, her or its Shares being voted “for” the Scheme), and one shareholder “against” the Scheme (as to the number of his, her or its Shares being voted “against” the Scheme).

8. The forms of proxy in the forms or substantially in the forms produced to the Court and the provisions to be made permitting Shareholders to appoint a proxy, including by mail, telephone, electronically or otherwise, be and are hereby approved for use at the Scheme Meetings.

9. The Chairman of the Scheme Meetings shall be entitled to accept the warranty on the said forms of proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

10. The Chairman of the Scheme Meetings shall be at liberty to accept a faxed or electronic copy of a form of proxy but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

11. Allied World be at liberty to set a record date (the “Record Date”) for determining the holders of Shares entitled to receive notice of, and to vote at, the Scheme Meetings.

12. In the case of joint registered holders of Shares, the vote of either holder whether in person or by proxy will be accepted with or without a corresponding vote of the other holder.

13. In the case of a Shareholder which is a corporation, the Shareholder may by written instrument authorize such person as it thinks fit to act as its representative at the relevant Scheme Meeting and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual. The Chairman of the Scheme Meetings may accept such assurances as he thinks fit as to the right of any person to attend and vote at the relevant Scheme Meetings on behalf of a Shareholder who is a corporation.

14. The Chairman of the Scheme Meetings shall be at liberty to accept a form of proxy and the figure for which any Shareholder seeks to vote, notwithstanding that the form of proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman of the relevant Scheme Meeting considers that the information contained therein is sufficient to establish the entitlement of the Shareholder to vote. Should the form of proxy be returned duly signed but without a specific direction as to how the Shareholder wishes to vote, the persons appointed as proxies shall vote for the Scheme and are authorized in respect of any other matter to vote or abstain at the proxies’ discretion.

15. The Chairman of the Scheme Meetings shall be at liberty to appoint inspectors or scrutineers to count and tally the votes cast at the Scheme Meetings.

AND IT IS FURTHER ORDERED that the Proxy Statement in substantially the form of the draft exhibited to the First Affidavit of Wesley Dupont be and is hereby deemed to meet the requirements of section 100 of the Companies Act 1981 as the explanatory statement referred to therein,

DATED this [•] day of [•] 2010.

CHIEF JUSTICE/PUISNE JUDGE

IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2010: No. [  ]

IN THE MATTER OF ALLIED WORLD
ASSURANCE COMPANY HOLDINGS, LTD

AND IN THE MATTER OF THE COMPANIES ACT 1981

ORDER FOR DIRECTIONS

Conyers Dill & Pearman Limited
Clarenden House, 2 Church Street
Hamilton, Bermuda HM11
RJM/cm/384579/106053

ANNEX C

EXPECTED TIMETABLE

Description	Proposed Date

Record date for determining the Allied World Bermuda voting and non-voting common shareholders eligible to vote at the respective Shareholder Meetings	[ • ], 2010
Proxy statement and proxy first mailed to Allied World Bermuda shareholders	[ • ], 2010
Latest time for submitting forms of proxy:
via Internet or telephone	7:00 p.m. Eastern time on [ • ], 2010
via proxy card	Must be received at any time prior to commencement of the respective Shareholder Meetings
Shareholder Meeting for holders of voting common shares	10:00 a.m. local time on [ • ], 2010
Shareholder Meeting for holders of non-voting common shares	10:30 a.m. local time on [ • ], 2010
Court hearing to sanction the Scheme of Arrangement	[ • ], 2010
Anticipated effective time of the Scheme of Arrangement	As soon as practicable after the court hearing
Issuance of the Allied World Switzerland voting shares and non-voting participation certificates	Promptly after the registration with the commercial register in the Canton of Zug, Switzerland of the capital increase covering the Allied World Switzerland registered shares to be issued and the effective time of the Scheme of Arrangement

C-1

Annex D

ARTICLES OF ASSOCIATION

of

Allied World Assurance Company Holdings, Ltd
Allied World Assurance Company Holdings, AG

I. Name, Domicile and Purpose of the Company

Article 1 Corporate Name, Registered Office and Duration

Under the corporate name

Allied World Assurance Company Holdings, Ltd
Allied World Assurance Company Holdings, AG

a Company exists pursuant to Article 620 et seq. of the Swiss Code of Obligations (hereinafter “CO”) having its registered office in Zug. The duration of the Company is unlimited.

STATUTEN

der

Allied World Assurance Company Holdings, Ltd.
Allied World Assurance Company Holdings, AG

I. Firma, Sitz und Zweck der Gesellschaft

Artikel 1 Firma, Sitz und Dauer der Gesellschaft

Unter der Firma

Allied World Assurance Company Holdings Ltd.
Allied World Assurance Company Holdings AG

besteht eine Aktiengesellschaft gemäss Artikel 620 ff. OR mit Sitz in Zug. Die Dauer der Gesellschaft ist unbeschränkt.

Article 2 Purpose

a)	The main purpose of the Company is to acquire, hold, manage and to sell equity participations, including in insurance and reinsurance companies as well as in other companies.

The Company may carry out finance and management transactions and set up branches and subsidiaries in Switzerland and abroad.

The Company may acquire, hold and sell real estate in Switzerland and abroad.

b)	The Company may engage in all types of transactions and may take all measures that appear appropriate to promote the purpose of the Company or that are related to the same.

Artikel 2 Zweck

a)	Hauptzweck der Gesellschaft ist der Erwerb, das Halten und der Verkauf von Beteiligungen an Unternehmen, insbesondere, jedoch nicht ausschliesslich, solcher der Direkt- und Rückversicherungsbranche.

Die Gesellschaft kann Finanz- und Management-Transaktionen ausführen. Sie kann Zweigniederlassungen und Tochtergesellschaften im In- und Ausland errichten.

Die Gesellschaft kann im In- und Ausland Grundstücke erwerben, halten und veräussern.

b)	Die Gesellschaft kann alle Geschäfte tätigen, die geeignet sind, den Zweck der Gesellschaft zu fördern und mit dem Zweck im Zusammenhang stehen.

II. Share Capital and Shares, Participation Capital

Article 3a Share Capital

a)	The share capital of the Company amounts to CHF [ • ] and is divided into [ • ] registered shares with a par value of CHF [ • ] per share. The share capital is fully paid-in.

b)	Upon resolution of the General Meeting of Shareholders, registered shares may be converted into bearer shares and bearer shares may be converted into registered shares, at any time.

II. Aktienkapital und Aktien Partizipationskapital

Artikel 3a Aktienkapital

a)	Das Aktienkapital der Gesellschaft beträgt CHF [ • ] und ist eingeteilt in [ • ] auf den Namen lautende Aktien im Nennwert von CHF [ • ] je Aktie. Das Aktienkapital ist vollständig liberiert.

b)	Auf Beschluss der Generalversammlung können jederzeit Namenaktien in Inhaberaktien und Inhaberaktien in Namenaktien umgewandelt werden.

Article 3b Participation Capital

a)	The participation capital of the Company amounts to CHF [ • ] and is divided into [ • ] registered participation certificates with a par value of CHF [ • ] per participation certificate. The participation capital is fully paid-in.

b)	The participation certificates have the same entitlement to dividends and liquidation distributions as the registered shares.

Participation certificates have no voting or other participation rights in the General Meeting of Shareholders.

If the share capital and the participation capital are increased at the same time and in the same proportion, shareholders may subscribe only to shares and participants only to participation certificates. Pre-emptive and advance subscription rights of participants are excluded, if and to the extent such rights of the shareholders are excluded.

Any amendment to this Article 3b paragraph b) requires the consent of the participants holding the absolute majority of the participation certificates represented at a meeting of the participants.

c)	Upon resolution of the General Meeting of Shareholders, all or any portion of the participation certificates may be converted into registered shares, at any time, whereby any such conversion (as well as any amendment to this Article 3b paragraph c)) requires the consent of the participants holding the absolute majority of the participation certificates represented at a meeting of the participants. Any such conversion requires a decrease of the participation capital with a simultaneous increase of the share capital.

d)	As far as legally admissible the Company has, at any time, the right to buy back, in particular by granting put rights, all or any portion of the participation certificates in exchange for cash, registered shares out of the treasury shares or registered shares out of authorized share capital at an exchange ratio of 1:1.

e)	The summon of a General Meeting of Shareholders shall be notified to the participants, together with the matters on the agenda and the proposals of the Board of Directors and of those shareholders who have demanded that a meeting be called or that matters be included in the agenda, on the same date and in the same manner as notified to the shareholders. Each resolution of the General Meeting of Shareholders shall promptly be made available for inspection by the participants at the Company’s registered office and registered branch offices (if any). The participants shall be informed thereof in the notice.

Artikel 3b Partizipationskapital

a)	Das Partizipationskapital der Gesellschaft beträgt CHF [ • ] und ist eingeteilt in [ • ] Partizipationsscheine lautend auf den Namen im Nennwert von CHF [ • ] je Partizipationsschein. Das Partizipationskapital ist vollständig liberiert.

b)	Partizipationsscheine haben dieselben Rechte auf Dividenden und einen Liquidationsanteil wie Namenaktien.

Partizipationsscheine haben keine Stimm- oder andere Mitwirkungsrechte in der Generalversammlung.

Wird das Aktienkapital und das Partizipationskapital gleichzeitig im gleichen Verhältnis erhöht, haben die Aktionäre nur Bezugsrechte auf Aktien und die Partizipanten nur auf Partizipationsscheine. Bezugsrechte und Vorwegzeichnungsrechte von Partizipanten sind ausgeschlossen, wenn und soweit diese Rechte der Aktionäre ausgeschlossen werden.

Änderungen diese Artikels 3b lit. b) bedürfen der Zustimmung der absolute Mehrheit der an der Partizipantenversammlung vertretenen Partizipationsscheine.

c)	Auf Beschluss der Generalversammlung können jederzeit Partizipationsscheine in Namenaktien umgewandelt werden, wobei diese Umwandlung (sowie die Änderung dieses Artikles 3b lit. c) nur mit Zustimmung der Partizipanten, welche die absolute Mehrheit der an der Partizipantenversammlung vertretenen Partizipationsscheine halten, zulässig ist. Eine solche Umwandlung bedarf einer Herabsetzung des Partizipationskapitals unter gleichzeitiger Erhöhung des Aktienkapitals.

d)	Die Gesellschaft ist im Rahmen des gesetzlich Zulässigen berechtigt, mit Partizipanten Vereinbarungen über den Rückkauf der Partizipationsscheine, insbesondere Andienungsrechte (Put Optionen) der Partizipanten, im Austausch gegen Bargeld oder Namenaktien (aus dem Eigenbestand oder Namenaktien aus genehmigtem Kapital) im Verhältnis 1:1 zu vereinbaren.

e)	Den Partizipanten wird, gleichzeitig mit und in der gleichen Form wie den Aktionären, die Einberufung der Generalversammlung zusammen mit den Verhandlungsgegenständen und den Anträgen des Verwaltungsrats sowie derjeniger Aktionäre, welche die Traktandierung oder die Durchführung einer Generalversammlung verlangt haben, bekannt gegeben. Jeder Beschluss der Generalversammlung ist unverzüglich am Gesellschaftssitz und allfälligen eingetragenen Zweigniederlassungen zur Einsicht der Partizipanten aufzulegen. Die Partizipanten sind in der Bekanntgabe darauf hinzuweisen.

Article 4 Conditional Share Capital for Bonds and Similar Debt Instruments

a)	The share capital of the Company shall be increased by an amount not exceeding CHF [ • ] through the issue of a maximum of [ • ] registered shares, payable in full, each with a par value of CHF [ • ] through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by the Company or by subsidiaries of the Company, including convertible debt instruments.

b)	Shareholders’ pre-emptive rights are excluded with respect to these shares. Shareholders’ advance subscription rights and, if existing, such rights of participants with regard to new bonds, notes or similar instruments may be restricted or excluded by decision of the Board of Directors in order to finance or re-finance the acquisition of companies, parts of companies or holdings, or new investments planned by the Company, or in order to issue convertible bonds and warrants on the international capital markets or through private placement. If advance subscription rights are excluded, then (1) the instruments are to be placed at market conditions, (2) the exercise period is not to exceed ten years from the date of issue for warrants and twenty years for conversion rights and (3) the conversion or exercise price for the new shares is to be set at least in line with the market conditions prevailing at the date on which the instruments are issued.

c)	The acquisition of registered shares through the exercise of conversion rights or warrants and any further transfers of registered shares shall be subject to the restrictions specified in Article 8 of the Articles of Association.

Artikel 4 Bedingtes Aktienkapital für Anleihensobligationen und ähnliche Instrumente der Fremdfinanzierung

a)	Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF [ • ] durch Ausgabe von höchstens [ • ] vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF [ • ] je Aktie erhöht, bei und im Umfang der Ausübung von Wandel- und/oder Optionsrechten, welche im Zusammenhang mit von der Gesellschaft oder ihren Tochtergesellschaften emittierten oder noch zu emittierenden Anleihensobligationen, Notes oder ähnlichen Obligationen oder Schuldverpflichtungen eingeräumt wurden/werden, einschliesslich Wandelanleihen.

b)	Das Bezugsrecht der Aktionäre ist für diese Aktien ausgeschlossen. Das Vorwegzeichnungsrecht der Aktionäre und, soweit vorhanden, dasjenige der Partizipanten in Bezug auf neue Anleihensobligationen, Notes oder ähnlichen Obligationen oder Schuldverpflichtungen kann durch Beschluss des Verwaltungsrats zu folgenden Zwecken eingeschränkt oder ausgeschlossen werden: Finanzierung und Refinanzierung des Erwerbs von Unternehmen, Unternehmensteilen oder Beteiligungen, von durch die Gesellschaft geplanten neuen Investitionen oder bei der Emission von Options- und Wandelanleihen über internationale Kapitalmärkte sowie im Rahmen von Privatplatzierungen. Der Ausschluss des Vorwegszeichnungsrechts ist ausschliesslich unter folgenden kumulativen Bedingungen zulässig: (1) Die Instrumente müssen zu Marktkonditionen emittiert werden, (2) die Frist, innerhalb welcher die Options- und Wandelrechte ausgeübt werden können, darf ab Zeitpunkt der Emission des betreffenden Instruments bei Optionsrechten 10 Jahre und bei Wandelrechten 20 Jahre nicht überschreiten und (3) der Umwandlungs- oder Ausübungspreis für die neuen Aktien hat mindestens dem Marktpreis zum Zeitpunkt der Emission des betreffenden Instruments zu entsprechen.

c)	Der Erwerb von Namenaktien durch Ausübung von Wandel- und Optionsrechten sowie sämtliche weiteren Übertragungen von Namenaktien unterliegen den Übertragungsbeschränkungen gemäss Artikel 8 der Statuten.

Article 5 Conditional Share Capital for Employee Benefit Plans

a)	The share capital of the Company shall be increased by an amount not exceeding CHF [ • ] through the issue from time to time of a maximum of [ • ] registered shares, payable in full, each with a par value of CHF [ • ], in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, director or other person providing services to the Company or a subsidiary.

b)	Shareholders’ pre-emptive rights shall be excluded with regard to the issuance of these shares. These new registered shares may be issued at a price below the current market price. The Board of Directors shall specify the precise conditions of issue including the issue price of the shares.

c)	The acquisition of registered shares in connection with employee participation and any further transfers of registered shares shall be subject to the restrictions specified in Article 8 of the Articles of Association.

Artikel 5 Bedingtes Aktienkapital für Mitarbeiterbeteiligungen

a)	Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF [ • ] durch Ausgabe von höchstens [ • ] vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF [ • ] je Aktie erhöht bei und im Umfang der Ausübung von Optionen, welche Mitarbeitern der Gesellschaft oder ihrer Tochtergesellschaften sowie Beratern, Direktoren oder anderen Personen, welche Dienstleistungen für die Gesellschaft oder ihre Tochtergesellschaften erbringen, eingeräumt wurden/werden.

b)	Bezüglich dieser Aktien ist das Bezugsrecht der Aktionäre ausgeschlossen. Neue Aktien dieser Art können unter dem aktuellen Marktpreis ausgegeben werden. Der Verwaltungsrat bestimmt bei einer solchen Emission die spezifischen Konditionen, inkl. den Preis der Aktien.

c)	Der Erwerb von Namenaktien im Zusammenhang mit Mitarbeiterbeteiligungen sowie sämtliche weiteren Übertragungen von Namenaktien unterliegen den Übertragungsbeschränkungen gemäss Artikel 8 der Statuten.

Article 5a Conditional Capital for Existing Shareholder and Participant Warrants

a)	The share capital and the participation capital, respectively, of the Company shall be increased by an amount not exceeding CHF [ • ] and CHF [ • ], respectively, through the issue from time to time of a maximum of [ • ] registered shares and [ • ] registered participation certificates, respectively, payable in full, each with a par value of CHF [ • ], in connection with the exercise of shareholder and participant warrants, respectively, granted to (i) American International Group, Inc. and (ii) GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P.

b)	Shareholders’ and participants’ pre-emptive rights shall be excluded with regard to the issuance of these shares and registered participation certificates. These new registered shares and registered participation certificates, respectively, may be issued at a price equal to or below the current market price. The Board of Directors shall specify the precise conditions of issue including the issue price of the shares and registered participation certificates, respectively.

c)	The acquisition of registered shares and registered participation certificates, respectively, in connection with the shareholder and participant warrants and any further transfers of registered shares and registered participation certificates, respectively, shall be subject to the restrictions specified in Article 8 of the Articles of Association.

Artikel 5a Bedingtes Kapital für bestehende Aktionärs- und Partizipantenoptionen

a)	Das Aktien- bzw. Partizipationskapital der Gesellschaft wird im Maximalbetrag von CHF [ • ] bzw. CHF [ • ] durch Ausgabe von höchstens [ • ] vollständig zu liberierenden Namenaktien bzw. [ • ] vollständig zu liberierenden Partizipationsscheinen mit einem Nennwert von CHF [ • ] je Aktie bzw. Partizipationsschein erhöht bei und im Umfang der Ausübung von Optionen, welche (i) American International Group, Inc. and (ii) GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P., eingeräumt wurden.

b)	Bezüglich dieser Aktien bzw. Partizipationsscheine ist das Bezugsrecht der Aktionäre bzw. Partizipanten ausgeschlossen. Neue Aktien bzw. Partizipationsscheine dieser Art können zum oder unter dem aktuellen Marktpreis ausgegeben werden. Der Verwaltungsrat bestimmt bei einer solchen Emission die spezifischen Konditionen, inkl. den Ausgabepreis der Aktien bzw. Partizipationsscheine.

c)	Der Erwerb von Namenaktien im Zusammenhang mit Aktionärs- bzw. Partizipantenoptionen sowie sämtliche weiteren Übertragungen von Namenaktien bzw. Partizipationsscheinen unterliegen den Übertragungsbeschränkungen gemäss Artikel 8 der Statuten.

Article 6 Authorized Share Capital for General Purposes

a)	The Board of Directors is authorized to increase the share capital from time to time and at any time until [ • ] by an amount not exceeding CHF [ • ] through the issue of up to [ • ] fully paid up registered shares with a par value of CHF [ • ] each.

b)	Increases through firm underwriting or in partial amounts are permitted. The issue price, the date of dividend entitlement, the type of consideration (including the contribution or underwriting in kind) as well as the allocation of non exercised pre-emptive rights shall be determined by the Board of Directors.

c)	The Board of Directors is authorized to exclude the pre-emptive rights of the shareholders and to allocate them to third parties in the event of the use of shares for the purpose of (1) mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions and of other investment projects (including by way of private placements); (2) improving the regulatory capital position of the company or its subsidiaries (including by way of private placements); (3) broadening the shareholder constituency; (4) the participation of employees; or (5) a buy-back of participation certificates in exchange of registered shares according to Article 3b paragraph d) of the Articles of Association out of authorized share capital.

d)	The subscription as well as the acquisition of registered shares out of authorized share capital for general purposes and any further transfers of registered shares shall be subject to the restrictions specified in Article 8 of the Articles of Association.

Artikel 6 Genehmigtes Kapital zu allgemeinen Zwecken

a)	Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis [ • ] im Maximalbetrag von CHF [ • ] durch Ausgabe von höchstens [ • ] vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF [ • ] je Aktie zu erhöhen.

b)	Erhöhungen auf dem Weg der Festübernahme sowie Erhöhungen in Teilbeträgen sind gestattet. Der Ausgabebetrag, die Art der Einlage, der Zeitpunkt der Dividendenberechtigung sowie die Zuweisung nicht ausgeübter Bezugsrechte werden durch den Verwaltungsrat bestimmt.

c)	Der Verwaltungsrat ist ermächtigt, Bezugsrechte der Aktionäre auszuschliessen und diese Dritten zuzuweisen, wenn die neu auszugebenden Aktien zu folgenden Zwecken verwendet werden: (1) Fusionen, Übernahmen von Unternehmen oder Beteiligungen, Finanzierungen und Refinanzierungen solcher Fusionen und Übernahmen sowie anderweitige Investitionsvorhaben (unter Einschluss von Privatplatzierungen), (2) Stärkung der regulatorischen Kapitalbasis der Gesellschaft oder ihrer Tochtergesellschaften (unter Einschluss von Privatplatzierungen), (3) zur Erweiterung des Aktionariats, (4) zum Zwecke der Mitarbeiterbeteiligung oder (5) zum Rückkauf von Partizipationsscheinen gemäss Artikel 3b lit. d der Statuten im Austausch gegen Namenaktien aus genehmigtem Kapital.

d)	Die Zeichnung sowie der Erwerb von Namenaktien aus genehmigtem Kapital zu allgemeinen Zwecken sowie sämtliche weiteren Übertragungen von Namenaktien unterliegen den Übertragungsbeschränkungen gemäss Artikel 8 der Statuten.

Article 7 Form of Shares, Intermediated Securities

a)	The Company may issue its registered shares in the form of individual certificates, global certificates and/or uncertificated securities and convert one form into another form of registered shares at any time and without the approval of the shareholders. A shareholder has no entitlement to demand a conversion of the form of the registered shares or the printing and delivery of share certificates. With the consent of the shareholder, the Company may cancel issued certificates which are returned to it without replacement. Each shareholder may, however, at any time request a written confirmation from the Company of the registered shares held by such shareholder, as reflected in the share register of the Company.

b)	The Company may create intermediated securities for the registered shares. The transfer of intermediated securities and furnishing of collateral in intermediated securities must conform with the regulations of the Intermediary-Held Securities Act. The Company may withdraw registered shares issued as intermediary-held securities from the respective custody system.

c)	Transfers of registered shares and the rights arising therefrom are subject to the applicable law and these Articles of Association. A transfer by way of assignment, in addition, requires notice of the assignment to the Company; the bank which handles the book entries of the assigned registered shares on behalf of the shareholders may be notified by the Company of such assignment. Transfers are subject to the limitations of Article 8.

d)	If the Company prints and issues share certificates, such share certificates shall bear the signature of two duly authorized signatories of the Company, at least one of which shall be a member of the Board of Directors. These signatures may be facsimile signatures.

e)	The foregoing provisions of this Article 7 of the Articles of Association apply mutatis mutandis to participation certificates.

Artikel 7 Form der Aktien, Bucheffekten

a)	Die Gesellschaft kann ihre Namenaktien in der Form von Einzelurkunden, Globalurkunden oder Wertrechte ausgeben und jederzeit ohne Genehmigung der Aktionare eine bestehende Form in eine andere Form von Namenaktien umwandeln. Ein Aktionär oder eine Aktionärin hat keinen Anspruch auf Umwandlung seiner oder ihrer Namenaktien in eine andere Form oder auf Druck und Auslieferung von Urkunden. Mit der Zustimmung des Aktionärs oder der Aktionärin kann die Gesellschaft ausgestellte Urkunden, die bei ihr eingeliefert werden, ersatzlos annullieren. Jeder Aktionar und jede Aktionarin können jedoch von der Gesellschaft jederzeit die Ausstellung einer Bescheinigung über die von ihm oder ihr gemass Aktienregister gehaltenen Namenaktien verlangen.

b)	Die Gesellschaft kann für die Namenaktien Bucheffekten schaffen. Die Übertragung von Bucheffekten und die Bestellung von Sicherheiten an Bucheffekten richten sich nach den Bestimmungen des Bucheffektengesetzes. Die Gesellschaft kann als Bucheffekten ausgestaltete Namenaktien aus dem entsprechenden Verwahrungssystem zurückziehen.

c)	Bei der Übertragung von Namenaktien, einschliesslich der daraus entspringenden Rechte, richtet sich nach dem anwendbaren Recht und diesen Statuten. Eine Übertragung durch Zession bedarf zusätzlich der Anzeige an die Gesellschaft; die Bank, welche abgetretene Namenaktien für die Aktionäre verwaltet, kann von der Gesellschaft über die erfolgte Zession benachrichtigt werden. Die Übertragungen unterliegen den Beschränkungen von Art. 8.

d)	Für den Fall, dass die Gesellschaft Aktienzertifikate druckt und ausgibt, müssen die Aktienzertifikate die Unterschrift von zwei zeichnungsberechtigten Personen tragen. Mindestens eine dieser Personen muss Mitglied des Verwaltungsrats sein. Faksimile-Unterschriften sind erlaubt.

e)	Die vorstehenden Bestimmungen dieses Artikels 7 der Statuten gelten mutatis mutandis auch für Partizipationsscheine.

Article 8 Share Register, Participation Certificate Register and Transfer Restrictions

a)	Registered shares and the participation certificates are issued in the name of the owner or the usufructuary. This person shall be entered in either the share register or the participation certificate register with his name, address, domicile and citizenship (domicile in case of legal entities).

b)	Entry in the share register of registered shares with voting rights is subject to the approval of the Board of Directors. Entry of registered shares with voting rights may be refused based on the grounds set out in Article 8 paragraph c), d), e), f) and g). If the Board of Directors refuses to register the acquirer as shareholder with voting rights it shall notify the acquirer of such refusal within 20 days upon receipt of the application. Non-recognized acquirers shall be en tered in the share register as shareholders without voting rights. The corresponding shares shall be considered as not represented in the General Meeting of Shareholders.

c)	No individual or legal entity may, directly or through Constructive Ownership (as defined in Article 14 below) or otherwise control voting rights with respect to 10% or more of the registered share capital recorded in the Commercial Register. Those associated through capital, voting power, joint management or in any other way, or joining for the acquisition of shares, shall be regarded as one person. The registered shares exceeding the limit of 10% shall be entered in the share register as shares without voting rights.

d)	Registered shares attributed to GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P as Controlled Shares pursuant to the attribution rules set forth below in Article 14 para. c), shall be entered into the share register as shares without voting rights to the extent they represent voting rights in excess of one (1) vote.

e)	The limit of 10% of the registered share capital and the limitation to one vote pursuant to Article 8 paragraph d) also applies to the subscription for, or acquisition of, registered shares by exercising option or convertible rights arising from registered or bearer securities or any other securities issued by the Company or third parties, as well as by means of exercising purchased pre-emptive rights arising from either registered or bearer shares or which arise out of the conversion of participation certificates into registered shares according to Article 3b paragraph c) of the Articles of Association. The registered shares exceeding the limit of 10% shall be entered in the share register as shares without voting rights.

f)	The Board of Directors shall reject entry of registered shares with voting rights in the share register or shall decide on their cancellation when the acquirer or shareholder upon request does not expressly state that he/she has acquired or holds the shares in his/her own name and for his/her own account.

g)	The Board of Directors shall reject entry of individuals and legal entities who hold registered shares for third parties and state this in writing to the Company, as nominees in the share register with voting rights without limitation or shall decide on their cancellation when the nominee does not undertake the obligation to disclose at any time to the Company at its written request the names, addresses and share holdings of each person for whom such nominee is holding shares.

h)	The Board of Directors may in special cases approve exceptions to the above regulations (Article 8 paragraph c), d), e), f) and g)). The Board of Directors is in addition authorized, after due consultation with the person concerned, to delete with retroactive effect entries in the share register which were effected on the basis of false information and/or to delete entries in case the respective person refuses to make the disclosers according to Article 8 paragraph f).

i)	Until an acquirer becomes a shareholder with voting rights for the shares in accordance with this Article 8, he/she may neither exercise the voting rights connected with the shares nor other rights associated with the voting rights.

Artikel 8 Aktienregister, Partizipationsscheinregister und Beschränkungen der Übertragbarkeit

a)	Für die Namenaktien und die Partizipationsscheine wird je ein Register (Aktienbuch oder Partizipationsscheinregister) geführt. Darin werden die Eigentümer und Nutzniesser mit Namen und Vornamen, Wohnort, Adresse und Staatsangehörigkeit (bei juristischen Personen mit Sitz) eingetragen.

b)	Zur Eintragung ins Aktienbuch als Aktionär mit Stimmrecht ist die Zustimmung des Verwaltungsrats notwendig. Die Eintragung als Aktionär mit Stimmrecht kann in den in Artikel 8 lit. c), d), e), f) und g) der Statuten festgehaltenen Fällen abgelehnt werden. Lehnt der Verwaltungsrat die Eintragung des Erwerbers als Aktionär mit Stimmrecht ab, benachrichtigt er diesen innerhalb von 20 Tagen seit dem Eingang des Eintragungsgesuchs. Nicht anerkannte Erwerber werden als Aktionäre ohne Stimmrecht ins Aktienbuch eingetragen. Die entsprechenden Aktien gelten in der Generalversammlung als nicht vertreten. Diese Regelung gilt mutatis mutandis auch für Partizipationsscheine bzw. die Eintragung im Partizipationsscheinregister.

c)	Eine natürliche oder juristische Person wird in dem Umfang nicht als Aktionärin mit Stimmrecht im Aktienbuch eingetragen, in welchem die von ihr direkt oder indirekt im Sinne von Artikel 14 der Statuten gehaltene oder sonstwie kontrollierte Beteiligung 10% oder mehr des im Handelsregister eingetragenen Aktienkapitals beträgt. Dabei gelten Personen, die durch Absprache, Kapital, Stimmkraft, Leitung, Syndikat oder auf andere Weise miteinander verbunden sind, als eine Person. Im Umfang, in welchem eine derartige Beteiligung 10% oder mehr des Aktienkapitals beträgt, werden die entsprechenden Aktien ohne Stimmrecht ins Aktienbuch eingetragen.

d)	Im Falle, dass •GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Be-teiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportu-nities Fund 2000, L.P kontrollierte Namenaktien gemäss den in Artikel 14 lit. c) enthaltenen Zuordnungsregeln zugerechnet werden, werden diese kontrollierten Namenaktien im Umfang, in welchem sie eine (1) Stimme übersteigen, als Namenaktien ohne Stimmrecht ins Aktienbuch eingetragen.

e)	Die oben erwähnte 10% Limite und die Begrenzung auf eine Stimme gemäss Artikel 8 lit. d) gilt auch bei der Zeichnung oder dem Erwerb von Aktien, welche mittels Ausübung von Options- oder Wandelrechten aus Namen- oder Inhaberpapieren oder sonstigen von der Gesellschaft oder Dritten ausgestellten Wertpapieren oder welche mittels Ausübung von erworbenen Bezugsrechten aus Namen- oder Inhaberaktien gezeichnet oder erworben werden oder welche durch Umwandlung von Partizipationsscheinen in Namenaktien gemäss Artikel 3b lit. c der Statuten ausgegeben werden. Im Umfang, in welchem eine daraus resultierende Beteiligung 10% oder mehr des Aktienkapitals beträgt, werden die entsprechenden Aktien ohne Stimmrecht ins Aktienbuch eingetragen.

f)	Der Verwaltungsrat verweigert die Eintragung ins Aktienbuch als Aktionär mit Stimmrecht oder entscheidet über die Löschung eines bereits eingetragenen Aktionärs mit Stimmrecht aus dem Aktienbuch, wenn der Erwerber auf sein Verlangen hin nicht ausdrücklich erklärt, dass er die Aktien im eigenen Namen und auf eigene Rechnung erworben hat.

g)	Der Verwaltungsrat verweigert die Eintragung natürlicher und juristischer Personen, welche Namenaktien für Dritte halten und dies schriftlich gegenüber der Gesellschaft erklären werden, als Treuhänder/Nominees mit unbeschränktem Stimmrecht ins Aktienbuch oder entscheidet über die Löschung aus dem Aktienbuch, wenn sie sich nicht dazu verpflichten, gegenüber der Gesellschaft auf deren schriftliches Verlangen hin jederzeit die Namen, Adressen und Beteiligungsquoten derjenigen Personen offenzulegen, für welche sie die Namenaktien halten.

h)	Der Verwaltungsrat kann in besonderen Fällen Ausnahmen von den obgenannten Beschränkungen (Artikel 8 lit. c), d), e) and f) und g) der Statuten) genehmigen. Sodann kann der Verwaltungsrat nach Anhörung der betroffenen Personen deren Eintragungen im Aktienbuch als Aktionäre rückwirkend streichen, wenn diese durch falsche Angaben zustande gekommen sind oder wenn die betroffene Person die Auskunft gemäss Artikel 8 lit. f verweigert.

i)	Solange ein Erwerber nicht Aktionär mit Stimmrecht im Sinne von Artikel 8 der Statuten geworden ist, kann er weder die entsprechenden Stimmrechte noch die weiteren mit diesem in Zusammenhang stehenden Rechte wahrnehmen.

III. Organization

A. The General Meeting of Shareholders

Article 9 Authorities

The General Meeting of Shareholders is the supreme corporate body of the Company. It has the following non-transferable powers:

1.	to adopt and amend the Articles of Association;

2.	to elect and remove the members of the Board of Directors and the Auditors;

3.	to approve the statutory required annual report, the annual accounts and the consolidated financial statements as well as to pass resolutions regarding the allocation of profits as shown on the balance sheet, in particular to determine the dividends;

4.	to grant discharge to the members of the Board of Directors; and

5.	to pass resolutions regarding items which are reserved to the General Meeting of Shareholders by law or by the Articles of Association or which are presented to it by the Board of Directors.

III. Organisation

A. Die Generalversammlung

Artikel 9 Befugnisse

Die Generalversammlung ist das oberste Organ der Gesellschaft. Sie hat die folgenden unübertragbaren Befugnisse:

1.	die Festsetzung und Änderung der Statuten;

2.	die Wahl der Mitglieder des Verwaltungsrats und der Revisionsstelle;

3.	die Genehmigung des Jahresberichts, der Jahresrechnung und der Konzernrechnung sowie die Beschlussfassung über die Verwendung des Bilanzgewinns, insbesondere die Festsetzung der Dividende;

4.	die Entlastung der Mitglieder des Verwaltungsrats; und

5.	die Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind oder welche ihr vom Verwaltungsrat vorgelegt werden.

Article 10 Meetings and Convening the Meeting

a)	The ordinary General Meeting of Shareholders shall be held annually within six months after the close of the business year at such time and at such location, which may be within or outside Switzerland, as determined by the Board of Directors.

b)	Extraordinary General Meetings of Shareholders may be called in accordance with statutory provisions by resolution of the General Meeting of Shareholders, the Auditors or the Board of Directors, or by shareholders with voting powers, provided they represent at least 10% of the share capital.

Artikel 10 Generalversammlungen sowie deren Einberufung

a)	Die ordentliche Generalversammlung findet alljährlich innerhalb von sechs Monaten nach Abschluss des Geschäftsjahres statt. Zeitpunkt und Ort, welcher im In- oder Ausland sein kann, werden durch den Verwaltungsrat bestimmt.

b)	Ausserordentliche Generalversammlungen werden gemäss den gesetzlichen Bestimmungen durch Beschluss der Generalversammlung, durch die Revisionsstelle oder den Verwaltungsrat einberufen. Ausserdem müssen ausserordentliche Generalversammlungen einberufen werden, wenn stimmberechtigte Aktionäre, welche zusammen mindestens 10% des Aktienkapitals vertreten, es verlangen.

Article 11 Notice

Notice of the General Meeting of Shareholders shall be given by publication in the Swiss Official Gazette of Commerce (SOGC) at least 20 days before the date of the meeting.

Artikel 11 Einladung

Die Einladung erfolgt mindestens 20 Tage vor der Versammlung durch Publikation im Schweizerischen Handelsamtsblatt (SHAB).

Article 12 Agenda

a)	The Board of Directors shall state the matters on the agenda.

b)	One or more registered shareholders may in compliance with the legal requirements demand that matters be included in the agenda. Such demands shall be in writing and shall specify the items and the proposals and has to be submitted to the Chairman up to 60 days before the date of the meeting.

c)	No resolution shall be passed on matters proposed only at the General Meeting of Shareholders and which have no bearing on any of the proposed items of the agenda, apart from those exceptions permitted by law.

d)	The notice of the meeting shall state the matters on the agenda and the proposals of the Board of Directors and of those shareholders who have demanded that a meeting be called or that matters be included in the agenda.

Artikel 12 Traktanden

a)	Der Verwaltungsrat nimmt die Traktandierung der Verhandlungsgegenstände vor.

b)	Ein oder mehrere mit Stimmrecht eingetragene Aktionäre können, gemäss den gesetzlichen Bestimmungen, vom Verwaltungsrat die Traktandierung eines Verhandlungsgegenstandes verlangen. Das Begehren um Traktandierung ist schriftlich unter Angabe der Verhandlungsgegenstände und der Anträge an den Präsidenten des Verwaltungsrats mindestens 60 Tage vor der Generalversammlung einzureichen.

c)	Über Anträge zu nicht gehörig angekündigten Verhandlungsgegenständen, welche auch nicht im Zusammenhang mit einem gehörig traktandierten Verhandlungsgegenstand stehen, können keine Beschlüsse gefasst werden, ausser in den gesetzlich vorgesehenen Fällen.

d)	In der Einberufung der Versammlung werden die Traktanden und die Anträge des Verwaltungsrats sowie derjenigen Aktionäre bekanntgegeben, welche die Traktandierung oder die Durchführung einer Generalversammlung verlangt haben.

Article 13 Chair, Minutes

a)	The General Meeting of Shareholders shall be chaired by the Chairman, or, in his absence, by another member of the Board of Directors, or by another Chairman elected for that day by the General Meeting of Shareholders.

b)	The Chairman designates a Secretary for the minutes as well as the scrutinizers who need not be shareholders.

c)	The Board of Directors is responsible for the keeping of the minutes, which are to be signed by the Chairman and by the Secretary.

Artikel 13 Vorsitz und Protokoll

a)	Den Vorsitz in der Generalversammlung führt der Präsident des Verwaltungsrats, bei dessen Verhinderung ein anderes vom Verwaltungsrat bezeichnetes Mitglied des Verwaltungsrats oder ein anderer von der Generalversammlung für den betreffenden Tag bezeichneter Vorsitzender.

b)	Der Vorsitzende bezeichnet einen Protokollführer sowie die Stimmenzähler, welche keine Aktionäre sein müssen.

c)	Der Verwaltungsrat ist verantwortlich für die Protokollführung. Das Protokoll wird vom Vorsitzenden und vom Protokollführer unterzeichnet.

Article 14 Voting Rights and Shareholders Proxies

a)	Each share is entitled to one vote subject to the provisions of Article 8 and Article 14 paragraph b), c) and d) below. Each shareholder may be represented at the General Meeting of Shareholders by another person who is authorized by a written proxy and who does not need to be a shareholder.

b)	Notwithstanding paragraph a) above, if and so long as there are Controlled Shares representing 10% or more of the registered share capital recorded in the Commercial Register, regardless of the identity of the holder thereof, such Controlled Shares shall be entitled to cast votes at any General Meeting of Shareholders or Extraordinary General Meeting of Shareholders in the aggregate equal to the number (rounded down to the nearest whole number) obtained from the following formula:

[(T ÷ 100) x 10] − 1

Where:	“T” is the aggregate number of votes conferred by all the registered share capital recorded in the Commercial Register.

c)	For purposes of these Articles, “Controlled Shares” means all shares of the Company, of all classes entitled to vote owned by a person in the aggregate whether:

(aa)	directly or

(bb)	due to Constructive Ownership, defined as ownership deemed to exist after application of the following rules of ownership attribution:

(i)	Attribution from any partnership, estate, trust, or corporation.

Except as provided in subparagraph (D) below:

(A)	Shares owned, directly or indirectly, by or for a partnership or estate shall be considered as owned proportionately by its partners or beneficiaries.

(B)	Shares owned, directly or indirectly by or for a trust shall be considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries in such trust; provided, however, that shares owned, directly or indirectly, by or for any portion of a trust of which a person is considered to be the owner by applicable tax laws, including for U.S. federal income tax purposes, shall be considered owned by such person. For purposes of the foregoing, if so determined by the Board of Directors, a trust shall not include a trust created or organized in the United States or any other jurisdiction and forming part of a stock bonus, pension or profit sharing plan of an em ployer for the exclusive benefit of employees or their beneficiaries that is exempt from U.S. federal income taxation respectively from applicable taxes of such other jurisdiction.

(C)	If 10% or more in value of the shares in a corporation is owned directly or indirectly, by or for any person, such person shall be considered as owning the shares owned, directly or indirectly, by or for such corporation, in that proportion which the value of the shares which such person so owns bears to the value of all the shares in such corporation.

(D)	For purposes of this subparagraph (i), if a partnership, estate, trust, or corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of shares entitled to vote in a corporation, it shall be considered as owning all the shares entitled to vote.

(ii)	Attribution to partnerships, estates, trusts, and corporations:

(A)	Shares owned, directly or indirectly, by or for a partner or a beneficiary of an estate shall be considered as owned by the partnership or estate.

(B)	Shares owned, directly or indirectly, by or for a beneficiary of a trust shall be considered as owned by the trust, unless such beneficiary’s interest in the trust is a remote contingent interest; provided, however, that shares owned, directly or indirectly, by or for a person who is considered the owner of any portion of a trust by applicable tax laws, including for U.S. federal income tax purposes, shall be considered owned by the trust. For purposes of the preceding sentence, a contingent interest of a beneficiary in a trust shall be considered remote if, under the maximum exercise of discretion by the trustee in favour of such beneficiary, the value of such interest, computed actuarially, is 5% or less of the value of the trust property. For purposes of this subparagraph (B), if so determined by the Board of Directors, a trust shall not include a trust created or organized in the United States or any other jurisdiction and forming part of a stock bonus, pension or profit sharing plan of an employer for the exclusive benefit of employees or their beneficiaries that is exempt from U.S. federal income taxation respectively from applicable taxes of such other jurisdiction.

(C)	If 50% or more in value of the shares in a corporation is owned, directly or indirectly, by or for any person, such corporation shall be considered as owning the shares owned, directly or indirectly, by or for such person; provided, however, the foregoing rule shall not be applied so as to consider a corporation as owning its own shares.

(iii)	Control arrangements. If a person through any arrangement, contract, understanding, relationship, or otherwise regarding one or more shares of the Company has or shares (A) voting power which includes the power to vote, or to direct the voting of, such share; and/or (B) investment power which includes the power to dispose, or to direct the disposition of, such share(s), such share(s) shall be considered as owned by such person.

(iv)	Options, warrants or similar rights. If any person has a right to acquire one or more shares, including (A) by way of an option, warrant or similar right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement, such shares shall be considered as owned by such person. For this purpose, an option to acquire such an option, and each one of a series of such options, shall be considered as an option to acquire such shares.

(v)	Members of a family. An individual shall be considered as owning the shares owned, directly or indirectly by or for (A) his or her spouse (other than a spouse who is legally separated from the individual under a decree of divorce or separate maintenance); and (B) his or her children, grandchildren and parents. For purposes of this subparagraph (v), a legally adopted child of an individual shall be treated as a child of such individual by blood.

(vi)	No circumvention. If a person creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of shares of the Company or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the provisions of these articles of association, such shares shall be considered as owned by such person.

(vii)	Rules of application. For purposes of subparagraphs (i) to (vi) of this subparagraph (bb) of subparagraph c) of Article 14, the following shall apply:

(A)	Shares constructively owned by a person by reasons of the application of subparagraphs (i), (ii), (iii), (iv), (v) and (vi) shall, for purposes of applying such subparagraphs, be considered as actually owned by such person; provided, however, that (I) shares constructively owned by an individual by reason of the application of subparagraph (v) above shall not be considered as owned by him or her for purposes of again applying such subparagraph (v) in order to make another the constructive owner of such shares; (II) shares constructively owned by a partnership, estate, trust or corporation by reason of the application of subparagraph (ii) above shall not be considered as owned by it for purposes of applying subparagraph (i) above (relating to attribution to a partner, beneficiary, owner or shareholder from a partnership, estate, trust or corporation) in order to make another the constructive owner of such shares; and (III) if shares may be considered as owned by an individual under subparagraphs (iv) or (v) above, such shares shall be considered as owned by him or her under subparagraph (iv).

(B)	For purposes of any one determination, shares which may be owned under more than one of the rules of subparagraphs (i) through (v) above of subparagraph (bb) of subparagraph c) of Article 14, or by more than one person, shall be owned under that attribution rule which imputes to the person, or persons, concerned the largest total percentage of such shares.

d)	In case GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Be-teiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportu-nities Fund 2000, L.P are deemed to hold any Controlled Shares pursuant to the attribution rules set forth above in Article 14 para. (c), such Controlled Shares shall be entitled to cast votes at any General Meeting of Shareholders or Extraordinary General Meeting of Shareholders in the aggregate equal to one (1) vote.

e)	The Board of Directors shall have the authority to interpret the provisions of this Article 14 and to determine the ownership of shares by any individual or entity so as to fully implement the provisions of this Article 14 and to make such final adjustments to the aggregate number of votes attaching to any shares that they consider fair and reasonable in all the circumstances to ensure that no Person will have in the aggregate direct or Constructive Ownership of 10% or more of the total combined voting power of all classes of shares entitled to vote. In so interpreting this Article 14, the Board of Directors may look to laws, rules, regulations and court decisions (including of countries outside of Switzerland) having language substantially similar to this Article 14.

f)	The Board of Directors may in special cases allow exceptions from this limitation on voting rights, except in case of Article 14 para. d).

Artikel 14 Stimmrecht und Vertreter

a)	Jede Aktie berechtigt, unter Vorbehalt der Einschränkungen gemäss Artikel 8 der Statuten und Artikel 14 lit. b, c und d untenstehend, zu einer Stimme. Jeder stimmberechtigte Aktionär kann seine Aktien durch eine andere von ihm schriftlich bevollmächtigte Person vertreten lassen, welche kein Aktionär sein muss.

b)	Ungeachtet lit. a vorstehend gilt Folgendes: Sobald und solange eine natürliche oder juristische Person Namenaktien entsprechend 10% oder mehr des im Handelsregister eingetragenen Aktienkapitals der Gesellschaft kontrolliert, ist diese bei ordentlichen oder ausserordentlichen Generalversammlungen maximal zu den gemäss nachfolgender Formel zu eruierenden Stimmen (abgerundet auf die nächst tiefere, runde Zahl) berechtigt:

[(T ÷ 100) x 10] − 1

Wobei gilt:	“T” ist gleich der Gesamtanzahl der Stimmrechte, welche auf dem im Handelsregister eingetragenen gesamten Aktienkapital der Gesellschaft verliehen werden.

c)	Als “kontrolliert” im Sinne dieser Statuten gilt die Gesamtheit der einer stimmberechtigten Klasse angehörenden Aktien der Gesellschaft, welche von einer Person:

(aa)	direkt, als auch

(bb)	indirekt, definiert aufgrund der nachfolgenden Zuordnungskriterien, gehalten werden:

(i)	Zuordnung aufgrund einer Personengesellschaft (Partnership) oder einer anderen Gesellschaft, einem Trust oder eines Nachlasses.

Mit Ausnahme der Regelung in Unterabsatz (D) untenstehend:

(A)	Aktien, welche direkt oder indirekt von oder für einer/eine Personengesellschaft (Partnership) oder einem/einen Nachlass gehalten werden, gelten als anteilsmässig von den betreffenden Partnern oder Begünstigten gehalten.

(B)	Aktien, welche direkt oder indirekt von oder für einem/einen Trust gehalten werden, gelten als von den Begünstigten dieses Trusts im Verhältnis ihres rechnungsmässigen Anteils gehalten; allerdings gelten Aktien, welche direkt oder indirekt von oder für einem/einen Teil eines Trusts gehalten werden, der gemäss den anwendbaren Steuergesetzen (einschliesslich US Bundeseinkommenssteuerrechts) einer Person gehört, als von dieser Person gehalten gelten. Im hier verwendeten Sinne wird unter einem Trust, wenn vom Verwaltungsrat so bestimmt, nicht auch ein Trust verstanden, der in den Vereinigten Staaten oder einer anderen Jurisdiktion gegründet oder organisiert ist und der Teil eines von der US Bundeseinkommenssteuer bzw. von den Steuern der betreffenden anderen Jurisdiktionen befreiten Aktienvergütungs-, Renten- oder Gewinnbeteiligungsplans eines

Mitarbeiters ist, welcher ausschliesslich dem Zweck der Begünstigung von Mitarbeitern oder deren Begünstigten dient.

(C)	Wenn eine Person direkt oder indirekt wertmässig mit 10% oder mehr an einer Gesellschaft beteiligt ist oder die Anteile für diese Person gehalten werden, so gelten die der Gesellschaft direkt oder indirekt gehörenden Aktien als von dieser Person gehalten, dies im Verhältnis des Werts der dieser Person gehörenden Aktien zum Gesamtwert aller Aktien der Gesellschaft.

(D)	Wenn mehr als 50% der Stimmrechte aller stimmberechtigten Aktienklassen einer Gesellschaft von einer Personengesellschaft (Partnership) oder einer anderen Gesellschaft, einem Nachlass oder einem Trust direkt oder indirekt gehalten werden, so werden Betreffenden im Rahmen dieses Unterabsatzes (i) sämtliche Stimmrechte der betreffenden Gesellschaft zugerechnet.

(ii)	Zuordnung bei Personengesellschaften (Partnerships) oder anderen Gesellschaften, bei einem Nachlass oder einem Trust:

(A)	Aktien, welche direkt oder indirekt von oder für einem/einen Partner oder einem/einen Berechtigten eines Nachlasses gehalten werden, gelten als von der betreffenden Personengesellschaft (Partnership) oder vom betreffenden Nachlass gehalten.

(B)	Aktien, welche direkt oder indirekt von oder für einem/einen Begünstigten eines Trusts gehalten werden, gelten als vom Trust gehalten, sofern der Anspruch des Begünstigten am Trust nicht lediglich geringer und ungewisser Natur ist (remote contingent interest); vorausgesetzt aber, dass direkt oder indirekt einer Person gehörende Aktien, welche gemäss den anwendbaren Steuergesetzen (einschliesslich US Bundeseinkommenssteuer) Eigentümerin eines Trustanteils ist, als vom Trust gehalten gelten. Ein ungewisser Anspruch eines Begünstigten eines Trusts ist im Rahmen des voranstehenden Satzes gering, wenn unter grösstmöglicher Ausschöpfung des Ermessensbereichs des Trustees zugunsten dieses Begünstigten, der rechnungsmässige Wert des Anspruchs 5% oder weniger des Trustvermögens ausmacht. Unter einem Trust im Sinne des Unterabsatzes (B) wird, wenn vom Verwaltungsrat so bestimmt, nicht auch ein Trust verstanden, der in den Vereinigten Staaten oder einer anderen Jurisdiktion gegründet oder organisiert ist und der Teil eines von der US Bundeseinkommenssteuer bzw. von den Steuern der betreffenden anderen Jurisdiktionen befreiten Aktienvergütungs-, Renten- oder Gewinnbeteiligungsplans eines Mitarbeiters ist, welcher ausschliesslich dem Zweck der Begünstigung von Mitarbeitern oder deren Begünstigten dient.

(C)	Wenn eine Person direkt oder indirekt wertmässig mit 50% oder mehr an einer Gesellschaft beteiligt ist oder die Anteile für diese Person gehalten werden, so gelten die der Gesellschaft direkt oder indirekt gehörenden Aktien als von dieser Person gehalten; allerdings ist die vorangehende Bestimmung nicht anwendbar, wenn sie aufgrund des Haltens eigener Aktien durch die Gesellschaft zur Anwendung käme.

(iii)	Kontrollvereinbarungen. Wenn einer Person aufgrund einer Vereinbarung, eines Vertrages, einer Übereinkunft oder einer sonstigen Beziehung betreffend eine oder mehrere Aktien der Gesellschaft ganz oder anteilsmässig (A) Einfluss auf Stimmrechte zukommt (einschliesslich das Recht zur Ausübung oder zur Bestimmung der Ausübung des Stimmrechts an diesen Aktien); und/oder (B) Einfluss auf die Verfügungsberechtigung dieser Aktien zukommt (einschliesslich das Recht, diese Aktien zu veräussern oder die Veräusserung anzuordnen), so gelten diese Aktien als von der betreffenden Person gehalten.

(iv)	Optionsrechte, Wandelrechte oder ähnliche Rechte. Wenn eine Person ein Recht hat, eine oder mehrere Aktien zu erwerben, einschliesslich (A) durch Ausübung eines Options-, Wandel- oder eines ähnlichen Rechts, (B) durch Wandlung einer Sicherheit; (C) durch die Möglichkeit, einen Trust, ein Vermögensverwaltungskonto oder eine ähnliche Vereinbarung für nichtig zu erklären;

oder (D) durch die automatische Aufhebung eines Trusts, eines Vermögensverwaltungskontos oder einer ähnlichen Vereinbarung, so gelten diese Aktien als von der betreffenden Person gehalten. Als Option, mit welcher Aktien erworben werden können, gelten in diesem Sinne Optionsrechte (und jede einzelne einer Serie von Optionen), mit denen erstgenannte Option erhalten werden kann.

(v)	Familienmitglieder. Eine natürliche Person hält ihre Aktien direkt oder indirekt von oder für (A) ihren oder seine Ehepartner/in (ausgenommen Ehepartner, die rechtlich aufgrund eines Scheidungsurteils oder einer Verfügung zum Getrenntleben [separate maintenance] getrennt sind); und (B) ihre oder seine Kinder, Enkel und Eltern. Ein im Rechtssinne adoptiertes Kind gilt im Sinne dieses Unterabsatzes (v) als Kind der betreffenden natürlichen Person.

(vi)	Keine Umgehung. Wenn eine Person Trusts, Vollmachten, übrige Vertretungsberechtigungen oder sonstige vertragliche Abreden errichtet oder benutzt in der Absicht, die wirtschaftliche Berechtigung an den Aktien zu verdecken oder die Fälligkeit einer wirtschaftlichen Berechtigung an den Aktien, die sich gemäss einem Plan oder Programm ergeben würde, verhindert, um die Bestimmungen dieser Statuten zu umgehen, so gelten die Aktien als von dieser Person gehalten.

(vii)	Anwendbarkeitsbestimmungen. Im Rahmen der obenstehenden Unterabsätze (i)–(vi) dieses Artikels 14 Abs. c.bb gilt folgendes:

(A)	Aktien, die indirekt von einer Person gemäss den Unterabsätzen (i), (ii), (iii), (iv), (v) und (vi) gehalten werden, gelten im Rahmen der Anwendung dieser Unterabsätze als tatsächlich dieser Person gehörend; allerdings sollen (I) Aktien, die indirekt von einer natürlichen Person gemäss Unterabsatz (v) obenstehend gehalten werden, nicht in der Weise von ihm oder ihr als gehalten gelten, dass unter (nochmaliger) Anwendung von Unterabsatz (v) der/die entsprechend andere als indirekt berechtigt gilt; (II) Aktien, die gemäss Unterabsatz (ii) obenstehend indirekt von einer Personengesellschaft (Partnership) oder einer anderen Gesellschaft, einem Nachlass oder Trust gehalten werden, nicht in der Weise als gehalten gelten, dass unter Anwendung von Unterabsatz (i) obenstehend (betreffend Zuordnung an einen Partner, Begünstigten, Eigentümer oder Gesellschafter einer Personengesellschaft (Partnership) oder anderen Gesellschaft, eines Nachlasses oder Trusts) der/die entsprechend andere als indirekt berechtigt gilt; und (III) Aktien, die als von einer natürlichen Person gemäss den Unterabsätzen (iv) oder (v) obenstehend gehalten gelten, von ihm oder ihr als gemäss Unterabsatz (iv) gehalten gelten.

(B)	Aktien, welche aufgrund mehrerer Bestimmungen gemäss den Unterabsätzen (i)–(v) dieses Artikels 14 c.bb gehalten werden oder von mehreren Personen, sollen gemäss derjenigen Regel zugeordnet werden, welche der betreffenden Person/den betreffenden Personen den höchsten Prozentsatz an Aktien zuweist.

d)	Im Falle, dass GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Be-teiligungs KG, GS Capital Partners 2000 Employee Fund, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportu-nities Fund 2000, L.P kontrollierte Namenaktien gemäss den in Artikel 14 lit. c) enthaltenen Zuordnungsregeln zugerechnet warden, sind diese kontrollierten Aktien bei jeder ordentlichen oder ausserordentlichen Generalversammlungen insgesamt zur Ausübung von maximal einer (1) Stimme berechtigt.

e)	Der Verwaltungsrat hat das Recht, die Bestimmungen des Artikels 14 der Statuten auszulegen, die Berechtigung von natürlichen und juristischen Personen an Aktien der Gesellschaft zur Sicherstellung der Umsetzung der Bestimmungen dieses Artikels 14 festzulegen sowie letzte Berichtigungen (welche er nach den Umständen für gerecht und vernünftig hält) an der Gesamtzahl der mit den Aktien verbundenen Stimmen vorzunehmen, um sicherzustellen, dass keine Person gesamthaft direkt oder indirekt 10% oder mehr der gesamten Stimmkraft aller stimmberechtigten Aktienklassen erhält. Bei der Auslegung kann der

Verwaltungsrat Gesetze, Reglemente und übrige Bestimmungen sowie Rechtsprechung aus dem In- und Ausland beiziehen, welche Artikel 14 der Statuten grundsätzlich ähnlich sind.

f)	Der Verwaltungsrat kann in besonderen Fällen Ausnahmen von den vorerwähnten Stimmrechtsbeschränkungen gewähren. Artikel 14 lit. d) ist hiervon ausgenommen.

Article 15 Resolutions

a)	The general meeting of shareholders of the Company can validly pass resolutions if two or more persons present in person and representing in person or by proxy in excess of fifty percent (50%) of the total issued and outstanding shares (being the total number of issued shares as registered in the commercial register minus shares held in treasury) are present throughout the meeting; provided, that if the Company shall at any time have only one shareholder, one shareholder present in person or by proxy shall constitute a quorum.

b)	Unless otherwise required by law or the Articles of Association, the General Meeting of Shareholders shall pass its resolutions and carry out its elections with the simple majority of the votes cast (whereby abstentions, broker non-votes, blank or invalid ballots shall be disregarded for purposes of establishing the majority).

c)	The Chairman of the General Meeting of Shareholders shall determine the voting procedure. Provided that the voting is not done electronically, voting shall be by ballot if more than 50 of the shareholders present so demand by a show of hands. The Chairman may permit the shareholders to give their instructions by means of the internet or telephone to their representatives who are present at the meeting.

Artikel 15 Beschlüsse

a)	Die Generalversammlung ist beschlussfähig, wenn zwei oder mehr Personen, welche als Aktionäre oder Stimmrechtsvertreter mindestens fünfzig Prozent (50%) der gesamten ausstehenden Aktien (entsprechend den im Handelsregister eingetragenen Aktien minus den von der Gesellschaft direkt oder indirekt gehaltenen eigenen Aktien) vertreten, während der Generalversammlung anwesend sind. Falls die Gesellschaft einen Aktionär hat, genügt die Anwesenheit eines Aktionärs oder Stimmrechtsvertreters, um ein gültiges Quorum zu erstellen.

b)	Die Generalversammlung fasst ihre Beschlüsse und vollzieht ihre Wahlen, soweit das Gesetz oder diese Statuten nichts anderes vorsehen, mit der einfachen Mehrheit der abgegebenen Stimmen (wobei Enthaltungen, sog. Broker Nonvotes, leere oder ungültige Stimmen für die Bestimmung des Mehrs nicht berücksichtigt werden).

c)	Der Vorsitzende bestimmt das Abstimmungsverfahren. Erfolgen die Wahlen nicht elektronisch, haben sie mittels Stimmzettel zu erfolgen, wenn mindestens 50 anwesende Aktionäre dies per Handzeichen verlangen. Die Weisungserteilung durch die Aktionäre an ihre an der Versammlung anwesenden Vertreter via Internet oder Telefon kann durch den Vorsitzenden gestattet werden.

Article 16 Quorums

A resolution of the General Meeting of Shareholders passed by at least two thirds of the represented share votes and the absolute majority of the represented shares par value is required for:

1.	the cases listed in Article 704 paragraph 1 CO, i.e.:

(a)	the change of the company purpose;

(b)	the creation of shares with privileged voting rights;

(c)	the restriction of the transferability of registered shares or participation certificates;

(d)	an increase of capital, authorized or subject to a condition;

(e)	an increase of capital out of equity, against contribution in kind, or for the purpose of acquisition of assets and the granting of special benefits;

(f)	the limitation or withdrawal of pre-emptive rights;

(g)	the change of the domicile of the Company;

(h)	the liquidation of the Company.

2.	the merger, de-merger or conversion of the Company (subject to mandatory law);

3.	the alleviating or withdrawal of restrictions upon the transfer of registered shares or participation certificates;

4.	the conversion of registered shares into bearer shares and vice versa as well as the conversion of participation certificates into bearer shares;

5.	the dismissal of any member of the Board of Directors according to Article 705 paragraph 1 CO; and

6.	the amendment or elimination of the provisions of Article 8, Article 14 and Article 15 of the Articles of Association as well as those contained in this Article 16.

Artikel 16 Quorum

Ein Beschluss der Generalversammlung, der mindestens zwei Drittel der vertretenen Stimmen und die absolute Mehrheit der vertretenen Aktiennennwerte auf sich vereinigt, ist erforderlich für:

1.	die in Artikel 704 Absatz 1 OR aufgeführten Geschäfte, d.h. für:

(a)	die Änderung des Gesellschaftszwecks;

(b)	die Einführung von Stimmrechtsaktien;

(c)	die Beschränkung der Übertragbarkeit von Namenaktien oder Partizipationsscheinen;

(d)	eine genehmigte oder bedingte Kapitalerhöhung;

(e)	die Kapitalerhöhung aus Eigenkapital, gegen Sacheinlage oder zwecks Sachübernahme und die Gewährung von besonderen Vorteilen;

(f)	die Einschränkung oder Aufhebung des Bezugsrechts;

(g)	die Verlegung des Sitzes der Gesellschaft;

(h)	die Auflösung der Gesellschaft.

2.	Fusion, Spaltung und Umwandlung der Gesellschaft (zwingende gesetzliche Bestimmungen vorbehalten);

3.	die Lockerung und die Aufhebung von Übertragungsbeschränkungen der Namenaktien oder Partizipationsscheine;

4.	die Umwandlung von Namenaktien in Inhaberaktien und umgekehrt sowie die Umwandlung von Partizipationsscheinen in Namenaktien;

5.	die Abberufung von Mitgliedern des Verwaltungsrats im Sinne von Artikel 705 Absatz 1 OR; und

6.	die Änderung oder Aufhebung der Artikel 8, 14, 15 und 16 der Statuten.

B. The Board of Directors

Article 17 Election, Constitution and Indemnification

a)	The Board of Directors shall consist of a minimum of three and a maximum of thirteen members. The term shall be three years. Each year the Board of Directors shall be renewed by rotation, to the extent possible in equal numbers and in such manner that, after a period of three years, all members will have been subject to re-election. The Board of Directors shall establish the order of rotation, whereas the first term of some members may be less than three years. In this regard, one year shall mean the period between two ordinary General Meetings of Shareholders. In the event of increase or a decrease in the number of Directors, the Board of

Directors shall establish a new order of rotation. In this context the terms of office of some members may be less than three years. The term of office of a member of the Board of Directors shall, subject to prior resignation or removal, expire upon the day of the next ordinary General Meeting of Shareholders. Newly-appointed members shall complete the term of office of their predecessors.

Members of the Board of Directors may be re-elected.

b)	The Board of Directors shall constitute itself. It appoints its Chairman, a Vice-Chairman and a Secretary who does not need to be a member of the Board of Directors. The Organization of the Board of Directors is provided for in the Organizational Regulations. The Chairman shall have no casting vote.

c)	Members of the Board of Directors shall receive compensation for their work in an amount to be determined by the Board. They may also participate in the Company’s employee benefit plans.

d)	The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each of the members of the Board of Directors and officers out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty on behalf of the Company; provided that this indemnity shall not extend to any matter in which any of said persons is found, in a final judgement or decree not subject to appeal, to have committed with intent or gross negligence.

Without limiting the foregoing paragraph, the Company shall advance court costs and attorney’s fees to the members of the Board of Directors and officers, except in cases where the Company itself is plaintiff. The Company may however recover such advanced cost if a court or another competent authority holds that the member of the Board of Directors or the officer in question has breached its duties to the Company.

B. Der Verwaltungsrat

Artikel 17 Wahl, Konstituierung und Entschädigung

a)	Der Verwaltungsrat besteht aus wenigstens 3 und höchstens 13 Mitgliedern. Die Amtsdauer des Verwaltungsrats beträgt drei Jahre. Die erste Amtsdauer wird für jedes Mitglied bei der ersten Wahl durch den Verwaltungsrat so festgelegt, dass jedes Jahr eine gleiche Anzahl Verwaltungsräte neu bzw. wiedergewählt werden müssen und spätestens nach drei Jahren sämtliche Mitglieder des Verwaltungsrats sich einer Wiederwahl haben stellen müssen. Der Verwaltungsrat bestimmt die Reihenfolge der Wiederwahl, wobei die erste Amtszeit einzelner Mitglieder des Verwaltungsrats weniger als drei Jahre betragen wird. Diesbezüglich ist unter einem Jahr der Zeitraum zwischen zwei ordentlichen, aufeinanderfolgenden Generalversammlungen zu verstehen. Im Falle einer Zu- oder Abnahme der Anzahl der Mitglieder des Verwaltungsrats, bestimmt der Verwaltungsrat die neue Reihenfolge der Wiederwahlen. Infolgedessen kann die Amtsdauer einzelner Mitglieder des Verwaltungsrats weniger als drei Jahre betragen. Die Amtsdauer läuft mit dem Tag der nächsten ordentlichen Generalversammlung ab, vorbehältlich vorgängigen Rücktritts oder Abwahl. Wenn vor Ablauf dieser Amtsdauer Verwaltungsräte ersetzt werden, läuft die Amtsdauer der neu hinzu gewählten Mitglieder mit der ordentlichen Amtsdauer ihrer Vorgänger ab.

Die Mitglieder des Verwaltungsrats können wiedergewählt werden.

b)	Der Verwaltungsrat konstituiert sich selber. Der Verwaltungsrat wählt seinen Präsidenten sowie einen Vizepräsidenten. Er bezeichnet einen Sekretär; dieser braucht nicht dem Verwaltungsrat anzugehören. Die Organisation des Verwaltungsrats wird im Organisationsregelement festgelegt. Der Vorsitzende hat keinen Stichentscheid.

c)	Die Mitglieder des Verwaltungsrats erhalten für ihre Tätigkeit eine Entschädigung, deren Höhe vom Verwaltungsrat festgelegt wird. Die Mitglieder des Verwaltungsrats sind ebenfalls berechtigt, an Mitarbeiterbeteiligungsprogrammen der Gesellschaft teilzunehmen.

d)	Soweit es das Gesetz zulässt, werden die Mitglieder des Verwaltungsrats sowie der Geschäftsleitung aus dem Gesellschaftsvermögen schadlos gehalten für Forderungen, Kosten, Verluste, Schäden, Bussen, und sonstige

Auslagen, welche ihnen im Zusammenhang mit ihrer Tätigkeit für die Gesellschaft entstehen bzw. gegen diese erhoben werden, es sei denn, ein rechtskräftiger Entscheid eines Gerichts oder einer anderen Behörde stelle fest, dass die betreffende Person die obgenannten Auslagen und Verpflichtungen aufgrund einer vorsätzlichen oder grobfahrlässigen Pflichtverletzung verursacht hat.

Unabhängig von vorstehender Bestimmung schiesst die Gesellschaft den Mitgliedern des Verwaltungsrats sowie der Geschäftsleitung die im Zusammenhang mit oben erwähnten Angelegenheiten entstehenden Gerichts- und Anwaltskosten vor. Ausgenommen sind jene Fälle, in denen die Gesellschaft selbst gegen die betreffenden Personen vorgeht. Die Gesellschaft kann die aufgewendeten Auslagen zurückfordern, wenn ein Gericht oder eine andere zuständige Behörde rechtskräftig feststellt, dass die betreffende Person gegenüber der Gesellschaft eine Pflichtverletzung begangen hat.

Article 18 Ultimate Direction, Delegation

a)	The Board of Directors is entrusted with the ultimate direction of the Company as well as the supervision of the management. It represents the Company towards third parties and attends to all matters which are not delegated to or reserved for another corporate body of the Company by law, the Articles of Association or the regulations.

b)	The Board of Directors may delegate preparation and/or implementation of its decisions and supervision of the business to committees or to individual members of the Board of Directors. The organizational regulations will be defined by the Board of Directors. While reserving its non-transferable powers, the Board of Directors may further delegate the management of the business or parts thereof and representation of the Company to one or more persons, members of the Board of Directors or others who need not be shareholders. The Board of Directors shall record all such arrangements in a set of regulations for the Company and set up the necessary contractual framework.

Artikel 18 Oberleitung und -aufsicht, Delegation

a)	Der Verwaltungsrat hat die Oberleitung der Gesellschaft sowie die Aufsicht über die Geschäftsleitung. Er vertritt die Gesellschaft gegenüber Dritten und kann in allen Angelegenheiten Beschluss fassen, welche nicht gemäss Gesetz, Statuten oder Organisationsreglement einem anderen Organ zugewiesen sind.

b)	Der Verwaltungsrat kann aus seiner Mitte Ausschüssen bestellen oder einzelne Mitglieder bestimmen, welche mit der Vorbereitung und/oder Ausführung seiner Beschlüsse oder der Überwachung bestimmter Geschäfte betraut sind. Der Verwaltungsrat erlässt hierzu die notwendigen organisatorischen Weisungen. Mit Ausnahme der unübertragbaren Befugnisse kann der Verwaltungsrat die Geschäftsführung ganz oder teilweise an einzelne Mitglieder, an einen Ausschuss oder an Dritte, welche keine Aktionäre zu sein brauchen, übertragen. Ebenso kann der Verwaltungsrat vorgenannten Personen die Befugnis erteilen, im Namen der Gesellschaft zu zeichnen. Der Verwaltungsrat erlässt hierzu die notwendigen Organisationsreglemente und erstellt die erforderlichen Vertragsdokumente.

Article 19 Duties

The Board of Directors has the following non-transferable and inalienable duties:

1.	to ultimately manage the Company and issue the necessary directives;

2.	to determine the organization;

3.	to organize the accounting, the financial control, as well as the financial planning if necessary for the administration of the Company;

4.	to appoint and remove the persons entrusted with the management and representation of the Company and to grant signatory power;

5.	to ultimately supervise the persons entrusted with the management, in particular with respect to compliance with the law and with the Articles of Association, regulations and directives;

6.	to issue the business report, as well as the preparation of the General Meeting of Shareholders and to implement the latter’s resolutions;

7.	to inform the judge in the event of over-indebtedness;

8.	to pass resolutions regarding the subsequent payment of capital with respect to non-fully paid-in shares;

9.	to pass resolutions confirming increases in share capital and regarding the amendments to the Articles of Association entailed thereby; and

10.	to examine the professional qualifications of the specially qualified Auditors in the cases in which the law foresees the use of such Auditors.

Artikel 19 Aufgaben

Der Verwaltungsrat hat folgende unübertragbare und unentziehbare Aufgaben:

1.	die Oberleitung der Gesellschaft und die Erteilung der nötigen Weisungen;

2.	die Festlegung der Organisation;

3.	die Ausgestaltung des Rechnungswesens, der Finanzkontrolle sowie der Finanzplanung, sofern diese für die Führung der Gesellschaft notwendig ist;

4.	die Ernennung und Abberufung der mit der Geschäftsführung und der Vertretung betrauten Personen, sowie die Erteilung der Zeichnungsberechtigungen;

5.	die Oberaufsicht über die mit der Geschäftsführung und der Vertretung betrauten Personen, namentlich im Hinblick auf die Befolgung der Gesetze, Statuten, Reglemente und Weisungen;

6.	die Erstellung des Geschäftsberichtes sowie die Vorbereitung der Generalversammlung und die Ausführung ihrer Beschlüsse;

7.	die Benachrichtigung des Richters im Falle der Überschuldung;

8.	die Beschlussfassung über die nachträgliche Liberierung von nicht vollständig liberierten Aktien;

9.	die Beschlussfassung über die Feststellung von Kapitalerhöhungen und die entsprechenden Statutenänderungen; und

10.	die Überwachung der Fachkenntnisse der Spezialrevisionsstelle in den Fällen, in denen das Gesetz den Einsatz einer solchen vorsieht.

C. Auditors and Special Auditor

Article 20 Term, Powers and Duties

a)	The Auditors shall be elected by the General Meeting of Shareholders and shall have the powers and duties vested in them by law.

b)	The General Meeting of Shareholders may appoint a special auditing firm entrusted with the examinations required by applicable law in connection with share capital increases against contribution in kind or set-off.

c)	The term of office of the Auditors and (if appointed) the special auditors shall be one year. The term of office shall commence on the day of election, and shall terminate on the first annual ordinary General Meeting of Shareholders following their election.

C. Revisionsstelle und Spezialrevisionsstelle

Artikel 20 Amtsdauer, Befugnisse und Pflichten

a)	Die Revisionsstelle wird von der Generalversammlung gewählt. Rechte und Pflichten der Revisionsstelle bestimmen sich nach den gesetzlichen Vorschriften.

b)	Die Generalversammlung kann eine Spezialrevisionsstelle ernennen, welche die vom Gesetz bei Kapitalerhöhungen durch Sacheinlage oder Verrechnung verlangten Prüfungsbestätigungen abgibt.

c)	Die Amtsdauer der Revisionsstelle und (falls eingesetzt) der Spezialrevisionsstelle beträgt ein Jahr. Die Amtsdauer beginnt mit dem Tag der Wahl und endet mit der ersten darauffolgenden ordentlichen Generalversammlung.

IV. Liquidation

Article 21 Dissolution and Liquidation

a)	The General Meeting of Shareholders may at any time resolve the dissolution and liquidation of the Company in accordance with the provisions of the law and of the Articles of Association.

b)	The liquidation shall be carried out by the Board of Directors to the extent that the General Meeting of Shareholders has not entrusted the same to other persons.

c)	The liquidation of the Company shall take place in accordance with Article 742 et seq. of the Swiss Code of Obligations. The liquidators are authorized to dispose of the assets (including real estate) by way of private contract.

d)	After all debts have been satisfied, the net proceeds shall be distributed among the shareholders in proportion to the amounts paid-in.

IV. Liquidation

Artikel 21 Auflösung und Liquidation

a)	Die Generalversammlung kann jederzeit in Übereinstimmung mit den gesetzlichen und statutarischen Bestimmungen die Auflösung und die Liquidation der Gesellschaft beschliessen.

b)	Die Liquidation wird durch den Verwaltungsrat besorgt, sofern sie nicht durch einen Beschluss der Generalversammlung anderen Personen übertragen wird.

c)	Die Liquidation ist gemäss Artikel 742 ff. OR durchzuführen. Dabei können die Liquidatoren über das Vermögen der Gesellschaft (einschliesslich Immobilien) durch privaten Rechtsakt verfügen.

d)	Das Vermögen der aufgelösten Gesellschaft wird nach Tilgung ihrer Schulden unter die Aktionäre nach Massgabe der einbezahlten Beträge verteilt.

V. Notices and Language of the Articles of Association

Article 22 Communications and Announcements

a)	The official means of publication of the Company shall be the Swiss Official Gazette of Commerce.

b)	Invitations to shareholders or participants and other communications of the Company shall be published in the Swiss Official Gazette of Commerce.

V. Mitteilungen und Sprache der Statuten

Artikel 22 Mitteilungen und Bekanntmachungen

a)	Das Schweizerische Handelsamtsblatt ist das offizielle Publikationsmittel der Gesellschaft.

b)	Mitteilungen der Gesellschaft an die Aktionäre oder Partizipanten sowie andere Bekanntmachungen erfolgen durch Publikation im Schweizerischen Handelsamtsblatt.

Article 23 Language of the Articles of Association

In the event of deviations between the German version of these Articles of Association and any version in another language, the German authentic text prevails.

Artikel 23 Sprache der Statuten

Im Falle eines Widerspruchs zwischen der deutschen und jeder anderen Fassung dieser Statuten ist die deutsche Fassung massgeblich.

Article 24 Contribution in Kind

In connection with (1) the capital increase, dated [ • ], 2010, and in accordance with (2) a contribution in kind agreement (“Contribution in Kind Agreement”), dated [ • ], 2010, in connection with the order issued by the Supreme Court of Bermuda on [ • ], 2010 sanctioning the scheme of arrangement (“Scheme of Arrangement”), dated [ • ], 2010, by and between Allied World Assurance Company Holdings, Ltd, an exempted company with limited liability under the laws of Bermuda, with a registered office in Bermuda and with common shares listed on the New York Stock Exchange (“Allied World Bermuda”), and Allied World Bermuda’s shareholders, all of the [ • ] common voting shares of Allied World Bermuda (total value of CHF [ • ]) have been acquired by the Company. As consideration for this contribution in kind, the Company has issued a total of [ • ] fully paid-in registered shares with a total par value of CHF [ • ] to Allied World Bermuda, which acts (i) in relation to [ • ] registered shares of the Company, each with a par value of CHF [ • ], as nominee for the account of the registered holders of all Allied World Bermuda voting common shares outstanding as of the close of trading on the New York Stock Exchange on [ • ], 2010 (“Record Date”), and (ii) in relation to [ • ] registered shares of the Company, each with a par value of CHF [ • ], in its own name and account. The surplus of the difference between the aggregate par value of the issued registered shares and the total value of the contribution in kind, in the amount of CHF [ • ], is allocated to the reserves of the Company.

In connection with (1) the creation of the participation capital, dated [ • ], 2010, and in accordance with (2) the Contribution in Kind Agreement in connection with the order issued by the Supreme Court of Bermuda on [ • ], 2010 sanctioning the Scheme of Arrangement, all of the [ • ] non-voting common shares of Allied World Bermuda (total value of CHF [ • ]) have been acquired by the Company. As consideration for this contribution in kind, the Company issues [ • ] fully paid-in registered participation certificates to Allied World Bermuda, as nominee for the account of the registered holders of all non-voting common shares of Allied World Bermuda outstanding as of the close of trading on the New York Stock Exchange on the Record Date. The surplus of the difference between the aggregate par value of the issued registered participation certificates and the total value of the contribution in kind, in the amount of CHF [ • ], is allocated to the reserves of the Company.

[ • place and date]
[ • name]

Artikel 24 Sacheinlage

Die Gesellschaft übernimmt bei der Kapitalerhöhung vom [ • ] 2010 gemäss einem Sacheinlagevertrag von [ • ] 2010 (“Sacheinlagevertrag”) in Verbindung mit einem Urteil des Supreme Court von Bermuda vom [ • ] 2010 zum Umstrukturierungsplan (“Scheme of Arrangement”) vom [ • ] 2010 zwischen der Allied World Assurance

Company Holdings, Ltd, einer Gesellschaft mit beschränkter Haftung gemäss Bermuda Recht mit Sitz in Bermuda und Kotierung am New York Stock Exchange (“Allied World Bermuda”), und ihren Aktionären, der von den Aktionären der Allied World Bermuda genehmigt wurde, alle [ • ] Aktien mit Stimmrecht der Allied World Bermuda, welche einen Wert von insgesamt CHF [ • ] haben. Als Gegenleistung für diese Sacheinlage gibt die Gesellschaft insgesamt [ • ] voll einbezahlte Namenaktien mit einem Nennwert von insgesamt CHF [ • ] aus an die Allied World Bermuda, die (1) in Bezug auf [ • ] Namenaktien der Gesellschaft, mit einem Nennwert von je CHF [ • ] als indirekte Stellvertreterin für die Aktionäre aller Aktien mit Stimmrechten der Allied World Bermuda, die bei Handelsschluss an der New York Stock Exchange (NYSE) am [ • ] 2010 (“Stichzeitpunkt”) ausgegeben sind, und (2) in Bezug auf [ • ] Namenaktien der Gesellschaft, mit einem Nennwert von je CHF [ • ], im eigenen Namen und auf eigene Rechnung handelt. Die Gesellschaft weist die Differenz zwischen dem totalen Nennwert der ausgegebenen Namenaktien und dem Übernahmewert der Sacheinlage im Gesamtbetrag von CHF [ • ] den Reserven der Gesellschaft zu.

Die Gesellschaft übernimmt bei der Schaffung des Partizipationskapitals vom [ • ] 2010 gemäss den Sacheinlagevertrag in Verbindung mit einem Urteil des Supreme Court von Bermuda vom [ • ] 2010 zum Scheme of Arrangement vom [ • ] 2010 zwischen der Allied World Bermuda und ihren Aktionären, der von den Aktionären der Allied World Bermuda genehmigt wurde, alle [ • ] Aktien ohne Stimmrecht der Allied World Bermuda, welche einen Wert von insgesamt CHF [ • ] haben. Als Gegenleistung für diese Sacheinlage gibt die Gesellschaft insgesamt [ • ] voll einbezahlte Namenpartizipationsscheine mit einem Nennwert von insgesamt CHF [ • ] aus an die Allied World Bermuda, die als indirekte Stellvertreterin für die Aktionäre aller Aktien ohne Stimmrecht der Allied World Bermuda, die zum Stichzeitpunkt ausgegeben sind, handelt. Die Gesellschaft weist die Differenz zwischen dem totalen Nennwert der ausgegebenen Namenpartizipationsscheine und dem Übernahmewert der Sacheinlage im Gesamtbetrag von CHF [ • ] den Reserven der Gesellschaft zu.

[ • Ort und Datum]
[ • Name]

ANNEX E

Organizational Regulations
of
Allied World Assurance Company Holdings, Ltd
Allied World Assurance Company Holdings, AG
with a registered office in Zug, Switzerland

1.	Introduction and Scope of Application		E-3
	1.1	Introduction	E-3
	1.2	Scope of Application	E-3
	1.3	Executive Bodies of the Company	E-3
2.	Board of Directors		E-3
	2.1	Statutory Powers and Responsibilities	E-3
	2.2	Additional Powers and Responsibilities	E-4
	2.3	Delegation of Management to Chief Executive Officer and Executive Management	E-6
	2.4	Constitution	E-6
	2.5	Meetings, Convocation of Meetings, Agenda	E-6
	2.6	Quorum, Passing of Resolutions and Minutes	E-6
	2.7	Right to Request Information and Reporting	E-7
	2.8	Term, Composition and Independence	E-7
	2.9	Remuneration of Board Members	E-8
3.	The Chairman		E-8
	3.1	Powers and Responsibilities	E-8
	3.2	Substitution	E-8
4.	Lead Director		E-8
5.	Committees		E-8
	5.1	Purpose, Powers and Responsibilities in General	E-8
	5.2	Composition and Eligibility	E-9
	5.3	Term	E-9
	5.4	Meetings, Convocation of Meetings and Agenda	E-9
	5.5	Resolutions and Proposals to the Board of Directors	E-9
	5.6	Permanent Committees	E-9
	5.7	Other Committees	E-11
6.	Delegate		E-11
	6.1	Powers and Responsibilities	E-11
	6.2	Further Powers and Responsibilities	E-11
7.	Executive Management		E-12
	7.1	Powers and Responsibilities	E-12
	7.2	Appointments	E-13
	7.3	Meetings, Convocation of Meetings, Agenda	E-13
	7.4	Quorum and Minutes	E-13
8.	Group Internal Audit		E-13
	8.1	Responsibilities	E-13
	8.2	Appointment and Organization	E-14
	8.3	Professional Standards	E-14
	8.4	Independence	E-14
9.	Conflict of Interests		E-14
	9.1	General Principles	E-14
	9.2	Duty to Disclose	E-14
	9.3	Procedures	E-15
10.	General Provisions		E-15
	10.1	Signatory Powers	E-15
	10.2	Confidentiality and Non-Disclosure	E-15
	10.3	Returning of Files	E-15
11.	Business Year		E-15
12.	Final Provisions		E-16
	12.1	Entering into Force	E-16
	12.2	Review and Amendments	E-16

1.	INTRODUCTION AND SCOPE OF APPLICATION

1.1  Introduction

1.1.1  Allied World Assurance Company Holdings, AG (the “Company”), is the parent company of the Allied World group of companies (together with the Company the “Group”).

1.1.2  The board of directors of the Company issues the following organizational regulations (the “Organizational Regulations”) based on Article 716b of the Swiss Code of Obligations (hereinafter “CO”) and Article 18 a) and Article 19 of the Articles of Association of Allied World Assurance Company Holdings, AG (the “Articles of Association”).

1.2  Scope of Application

The Organizational Regulations define the organization and responsibilities of the Board of Directors (as defined below) and its members (the “Board Members”), its committees and its chairperson, the delegate of the Board of Directors and the chief executive officer as well as the executive management of the Company and its subsidiaries (the “Group Subsidiaries”) and regulate reporting procedures. The Organizational Regulations implement and supplement applicable law and the Articles of Association.

1.3  Executive Bodies of the Company

The executive bodies of the Company are:

(a) its board of directors (“Board of Directors”);

(b) the chairman of the Board of Directors (“Chairman”);

(c) the lead independent director (“Lead Director”);

(d) the committees of the Board of Directors (“Committees”);

(e) the delegate of the Board of Directors (“Delegate”) who also acts as the chief executive officer of the Company (“Chief Executive Officer”); and

(f) the executive management (“Executive Management”).

2.	BOARD OF DIRECTORS

2.1  Statutory Powers and Responsibilities

2.1.1  The Board of Directors is entrusted with the ultimate management of the Company, the overall supervision of the Group as well as with the supervision and control of management.

2.1.2  The Board of Directors is entitled to pass resolutions on all matters which are not delegated to, or reserved for, the shareholders meeting or another body of the Company by law or the Articles of Association.

2.1.3  The Board of Directors has the following (non-transferable) duties and competences with regard to the Company and the Group:

(a) ultimately manage and direct the Company and the Group, issue the necessary directives;

(b) determine the overall organization and strategy;

(c) organize the accounting, the internal control system (ICS), the financial control, the financial planning and the internal audit;

(d) appoint and remove the Delegate and his/her deputy;

(e) appoint and remove the members of the Executive Management and of the internal audit, and grant signatory power;

(f) verify the professional qualifications of the independent auditors of the Company;

(g) ultimately supervise the persons entrusted with the management, in particular with respect to compliance with the law, the Articles of Association, the Organizational Regulations and other regulations and directives;

(h) prepare the business report (including the financial statements) as well as the shareholders meetings, and implement its resolutions;

(i) pass resolutions regarding increases in share capital, as far as they are within the competence of the Board of Directors (Article 651 para. 4 CO) as well as adopt capital increases and amendments to the Articles of Association entailed therewith;

(j) propose reorganization measures to the shareholders meeting if half the share capital is no longer covered by the Company’s net assets;

(k) notify the judge (filing for bankruptcy) in the case of over-indebtedness; and

(l) decide on agreements relating to mergers, spin-offs, conversions and/or transfer of assets (Vermögensübertragung) pursuant to the Swiss Merger Act (Fusionsgesetz).

2.2  Additional Powers and Responsibilities

The Board of Directors has the following additional powers and responsibilities with regard to the Company and the Group:

2.2.1  Regarding the Board of Directors:

(a) appoint and remove the Chairman, the Delegate, the Lead Director and the secretary (the “Secretary” — the latter need not be a member of the Board of Directors);

(b) appoint and remove the members of the Committees and the respective chairpersons thereof;

(c) determine, upon the recommendation of the Compensation Committee (“Compensation Committee”), the compensation of the Board Members except for the compensation of the Chief Executive Officer which shall be determined by the Compensation Committee;

(d) consider the reports and recommendations submitted to it by the Committees and decide on the proposals of the Committees;

(e) upon recommendation by the Nominating & Corporate Governance Committee (“Nominating & Corporate Governance Committee”), propose to the shareholders meeting candidates for election or re-election to the Board of Directors; and

(f) review annually the report of the Nominating & Corporate Governance Committee’s assessment, which may be in the form of an oral report, of the performance of the Board of Directors, the Committees and the Board Members.

2.2.2  Regarding the independent external auditor:

(a) upon recommendation by the Audit Committee (“Audit Committee”), submit to the shareholders proposals regarding the appointment and removal of the Company’s independent auditors; and

2.2.3  Regarding operational matters:

(a) have overall responsibility for corporate governance matters and the authority to delegate responsibilities to the Committees and/or the Executive Management, as it deems appropriate and as far as it is permitted by law;

(b) appoint and remove the members of the Executive Management;

(c) adopt the goals and strategy of the Group and review that of the Executive Management and keep itself informed as to the implementation of the strategy;

(d) determine the structure of the Group, define the business segments and decide on structural changes to the Group or the business segments;

(e) approve the medium- and short-term business plan of the Group (“Group Plan”) , based on the Group’s strategic goals;

(f) approve the code of business conduct and ethics and corporate governance guidelines;

(g) review periodically the report of the Investment Committee (“Investment Committee”), which may be in the form of an oral report, on any material modifications to the Group’s investment policy statement;

(h) review periodically the report of the Audit Committee, which may be in the form of an oral report, on any material changes to the loss reserving practices and other similar procedures as well as significant tax and accounting policy changes;

(i) be responsible for risk policy and determine the risk tolerance level and monitor the risk development (including review and approval of risk management and insurance for the Group);

(j) decide on individual transactions not covered by the Group Plan, in particular material acquisitions, dispositions, investments, strategic and financing transactions;

(k) be informed of provisions and write-offs and depreciations outside the ordinary course of business;

(l) approve capital market transactions of the Group, including buy-backs of Company shares;

(m) approve an upper limit for long-term1 aggregate debt issuances, credit facilities or similar instruments (incl. repo facilities and letter of credit facilities) and approve individual long-term debt transactions with amounts exceeding USD 25 million;

(n) approve individual short-term debt issuances2, credit facilities or similar instruments (incl. repo facilities and letter of credit facilities) with amounts exceeding USD 25 million;

(o) approve new employee option and participation plans, subject to approval by the shareholders if required by applicable legal or stock exchange regulation;

(p) approve year-end reports of the Company and the Group, subject to the authority of the shareholders meeting;

(q) review and consider periodic core business status reports as well as reports on major business transactions and events;

(r) review the Group’s adherence to legal, regulatory and compliance standards and the status of significant legal, regulatory or compliance matters, in conjunction with the Audit Committee;

(s) assess, on an annual basis, the performance of the Chief Executive Officer and that of the members of the Executive Management;

(t) upon recommendation of the Compensation Committee, review and determine the total amount available of each item of fixed and variable compensation (including stock and option awards) available for members of the Executive Management (including the Delegate);

(u) be informed of individual compensation amounts of the members of the Executive Management including the Chief Executive Officer;

(v) upon recommendation of the Compensation Committee, review and approve the compensation principles and policy of the Group; and

1 The term “long-term” refers to maturities of more than 365 days.
2 The term “short-term” refers to maturities of less than 365 days.

(w) upon recommendation of the Compensation Committee, review and approve the total amount available of each fixed and variable compensation (including stock and option awards) available for all employees of the Group.

The Board of Directors can retain independent counsel, accountants or other experts for advice on important business matters and receive funding for the compensation of such outside advisors.

2.3  Delegation of Management to Chief Executive Officer and Executive Management

2.3.1  The Board of Directors delegates the management of the Company and of the Group to the Chief Executive Officer and the other members of the Executive Management as provided for by these Organizational Regulations.

2.3.2  Board Members shall have complete and open access to the Chief Executive Officer, chief financial officer, general counsel, chief compliance officer and head of internal audit.

2.4  Constitution

2.4.1  The Board of Directors shall elect a Chairman from amongst its members. Any member of the Board of Directors may also be appointed as the Chief Executive Officer.

2.4.2  The Board of Directors shall appoint a Secretary (a person keeping the minutes and assisting in the preparation of board meetings) who need not be a member of the Board of Directors.

2.5  Meetings, Convocation of Meetings, Agenda

2.5.1  The Board of Directors shall be convened at the invitation of its Chairman, or in his/her absence, by the Lead Director or, in the absence of both, by another Board Member whenever required by business; provided, however, that the Board of Directors shall meet at least four times a year. Any Board Member shall be entitled to request an immediate convening of an extraordinary meeting and shall, in such an event, set forth the items to be discussed.

2.5.2  The Chairman shall establish the agenda after consultation with the Lead Director; provided, however, that should the Chairman also serve as the Chief Executive Officer or other member of management, the Lead Director shall establish the agenda. Any Board Member may require the inclusion of certain items of business in the agenda. Such items should, as a rule, be submitted in writing to the Chairman at least 14 days prior to the meeting. Any Board Member may raise for discussion at any meeting subject matters that are not on the agenda.

2.5.3  As a rule, meetings and/or proposals for written resolutions pursuant to Clause 2.6.3 shall be announced at least ten calendar days in advance by letter, facsimile or e-mail. Items on the agenda shall be set forth in this correspondence.

In case of urgency or other extraordinary circumstances or if all Board Members approve, then shorter notice periods are permitted and decisions can be taken on items that are not mentioned on the agenda.

Furthermore, these formal requirements do not have to be observed if a meeting is only convened in order to record the implementation of a capital increase, to pass resolutions regarding the amendments of the Articles of Association entailed thereby and to adopt the report on the capital increase.

2.5.4  The Chairman, or in his/her absence, the Lead Director or another Board Member, shall chair the meetings.

2.6  Quorum, Passing of Resolutions and Minutes

2.6.1  A board quorum shall be met when a majority of the Board Members is present in person or participates through some alternative means of instant communication.

There is no required quorum in order to record the implementation of a capital increase, to pass resolutions regarding the amendments of the Articles of Association entailed thereby and to adopt the report on the capital increase.

2.6.2  The Board of Directors shall pass its resolutions with the majority of the votes cast. In case of a tie of votes, the Chairman has the casting vote. Board Members may not be represented by another person.

2.6.3  Board resolutions may also be passed by means of written resolutions (circular resolutions), in writing, by facsimile or by a signed copy sent by e-mail, provided that no Board Member requests, either by phone, facsimile or similar means, deliberation in a meeting, within the relevant term of announcement according to Clause 2.5.3. Board resolutions by means of written resolutions require the affirmative vote of a majority of all of the Board Members.

2.6.4  Board meetings may be held and resolutions may be passed by means of a telephone or video conference or similar means of instant communication provided that (i) all Board Members can be reached by such means and (ii) no Board Member, when contacted for such conference, requests deliberation in a meeting. If a Board member is unable to attend a meeting in person, such Board member may participate in the meeting by means of telephone or videoconference or similar means of instantaneous communication.

2.6.5  Minutes shall be kept on the deliberations and all resolutions of each meeting. The minutes shall be signed by the Chairman and the Secretary and must, as a rule, be approved by the Board of Directors at the next meeting.

2.7  Right to Request Information and Reporting

2.7.1  Each Board Member is entitled to request information from the Chairman on all Company and Group matters.

2.7.2  At every meeting the Chief Executive Officer and upon the request of the Board of Directors, the other members of Executive Management, shall inform the Board of Directors on the current course of business and on important business developments of the Company and the Group. The Board of Directors shall be informed promptly of any extraordinary business development. At the Board of Director’s request, members of the Executive Management may be invited to attend board meetings. Board Members shall be informed of extraordinary occurrences promptly by way of circulating letter by telephone, facsimile or e-mail.

2.7.3  Each Board Member is also entitled to request information or access to business documents in between board meetings. Such requests shall be addressed in writing to the Chairman.

2.7.4  To the extent necessary to fulfill his/herduties, each Board Member may request from the Chairman authorization to review books and records of the Company. Should the Chairman reject the Board Member’s request for information, for a hearing or for an inspection, the Board of Directors shall decide on such request.

2.8  Term, Composition and Independence

2.8.1  The Board of Directors is composed of a maximum of 13 Board Members. The term shall correspond to the maximum term legally allowed but shall not exceed three years. Each year the Board of Directors shall be renewed by rotation, to the extent possible in equal numbers and in such manner that, after a period of three years, all members will have been subject to re-election. The Board of Directors shall establish the order of rotation, whereas the first term of some members may be less than three years. In this regard, one year shall mean the period between two ordinary consecutive shareholders meetings. The term of office of a Board Member shall, subject to prior resignation or removal, expire on the day of the respective ordinary shareholders meeting. Newly-appointed Board Members shall complete the term of office of their predecessors.

2.8.2  Board Members may be re-elected.

2.8.3  The Board of Directors shall submit nominations of new Board Members for election at the shareholders meeting, upon the recommendation of the Nominating & Corporate Governance Committee, that ensure an adequate size and well-balanced composition of the Board of Directors and further ensure that a majority of the Board Members are independent within applicable legal and stock exchange requirements.

2.9  Remuneration of Board Members

2.9.1  In accordance with para. 17(c) of the Articles of Association the Board Members have the right to receive remuneration determined by the Board of Directors, based on the recommendations of the Compensation Committee, taking into consideration their duties and responsibilities, time spent and best practices.

2.9.2  Expenses and disbursements shall be compensated in addition to the remuneration pursuant to Clause 2.9.1.

2.9.3  The remuneration of any employee of the Group, who agrees to serve as a member of a board of directors of a direct or indirect subsidiary of the Company, is considered a part of the ordinary compensation of such employee, except if the Board of Directors has determined otherwise.

3.	THE CHAIRMAN

3.1  Powers and Responsibilities

3.1.1  The Chairman shall convene board meetings. Together with the Secretary, he/she shall sign the minutes of the deliberations and resolutions of the Board of Directors.

3.1.2  The Chairman shall preside over the shareholders meeting unless another chair is appointed. Together with the Secretary, he/she shall sign the minutes of the shareholders meeting.

3.1.3  The Chairman has the right to call in third parties as advisors in meetings of the Board of Directors.

3.1.4  In addition, the Chairman shall have the responsibilities delegated to him/her by law, the Articles of Association and these Organizational Regulations.

3.2  Substitution

If the Chairman of the Board of Directors is prevented from performing his/her duties, they shall be performed by the Lead Director or another Board Member.

4.	LEAD DIRECTOR

The Board of Directors may appoint a Lead Director, who shall have the responsibilities set forth in the Company’s Corporate Governance Guidelines, as such guidelines may be revised from time to time, together with such other responsibilities as the Board of Directors may from time to time specify. The Company shall make the Corporate Governance Guidelines available on its web site at www.awac.com.

5.	COMMITTEES

5.1  Purpose, Powers and Responsibilities in General

5.1.1  The Board of Directors may delegate the preparation and implementation of its resolutions and the supervision of the business of the Company and the Group to Committees. The Committees are responsible for keeping the Board of Directors apprised on a timely basis of their findings and actions.

5.1.2  The Committees have the right, at any time and in their discretion, to make inquiries or to request information in all matters falling into their responsibilities. In doing so, they shall take into account the industry practice and general principles of best practice.

5.1.3  Each Committee shall have the power to retain independent legal, accounting, financial and other advisors and consultants as it may deem necessary, at the expense of the Company and without obtaining the approval of the full Board of Directors in advance.

5.2  Composition and Eligibility

5.2.1  Each Committee shall be made up of a chairperson and at least one further member, each appointed by the Board of Directors among the Board Members. The membership of each Committee shall comply with applicable legal and stock exchange requirements.

5.3  Term

The term of a membership in a Committee is one year until his/her reappointment or the appointment of a successor by the Board of Directors.

5.4  Meetings, Convocation of Meetings and Agenda

(a) Meetings of the Committees shall be convened whenever required by business, usually before an ordinary board meeting.

(b) Meetings shall be convened by the chairperson of each Committee. Each member of a Committee shall be entitled to request an immediate convening of a Committee meeting and must, in this event, set forth the items to be discussed.

(c) The chairperson of each Committee may invite additional participants who are not members of the Committees or authorized participants provided for in the Organizational Regulations.

(d) The chairperson of each Committee prepares the meetings and invites the participants with advisory functions. The meetings are chaired by the designated chair of each Committee.

(e) The chairperson of each Committee may exclude members of the Executive Management from meetings or from parts of a meeting.

5.5  Resolutions and Proposals to the Board of Directors

(a) A Committee quorum shall be met when a majority of the members of a Committee is present in person or participates through some alternative means of instant communication.

(b) The Committees shall pass their resolutions and recommend proposals to the Board of Directors with the majority of the votes cast. In case of a tie of votes, the chairperson of the Committee shall have the casting vote.

(c) Committee resolutions and proposals to the Board of Directors may also be passed by means of written resolutions (circular resolutions) by facsimile or by a signed copy sent by e-mail, provided that no member requests, either by phone, facsimile or similar means, deliberation in a meeting, within two calendar days after delivery of the notice of the proposed resolution or proposal. Committee resolutions and proposals by means of written resolutions require the affirmative vote of a majority of all of the Committee members.

(d) The deliberations and all resolutions shall be recorded. The minutes shall be signed by the chair of the Committee and the person keeping the minutes (the latter need not be a member of the Committee) and must be approved at the next meeting of the Committee.

5.6  Permanent Committees

5.6.1  The Board of Directors establishes the following permanent Committees:

(a) Audit Committee;

(b) Compensation Committee;

(c) Investment Committee;

(d) Nomination & Corporate Governance Committee;

(e) Enterprise Risk Committee; and

(f) Executive Committee.

5.6.2  The basic responsibilities of the permanent Committees are as set forth below, and the specific responsibilities of each Committee will be set forth in the Committee’s respective charter, as described in Clause 5.6.3 below:

(a) Audit Committee

The purposes of the Audit Committee are to:

1. Assist Board oversight of the integrity of (i) the Company’s financial statements and internal controls, (ii) the Company’s compliance with legal and regulatory requirements as well as its ethical standards and policies, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Group internal audit (“Group Internal Audit”) and independent auditors; and

2. Prepare the report required to be prepared by the Audit Committee pursuant to the rules of the U.S. Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

The Audit Committee is comprised of independent Board Members. The Audit Committee Charter, as it may be amended from time to time, sets forth in detail the Audit Committee’s responsibilities and duties, which includes overseeing the independent auditors and Group Internal Audit and recommending to the full Board of Directors proposals for the shareholders meeting regarding the appointment and removal of the Company’s independent auditors.

(b) Compensation Committee

The purpose of the Compensation Committee shall be to (i) assist in carrying out the Board of Director’s responsibilities relating to the compensation of the Company’s Chief Executive Officer and certain other executive officers; (ii) recommend to the Board of Directors an annual report on executive compensation for inclusion in the Company’s proxy statement or annual report on Form 10-K in accordance with applicable rules and regulations, and review and discuss with management the “Compensation Discussion and Analysis” section included therein; and (iii) approve, administer and oversee, as applicable, the Company’s incentive-compensation and equity-based plans and approve any awards made under these plans.

The Compensation Committee is comprised of independent Board Members. The Compensation Committee Charter, as it may be amended from time to time, sets forth in detail the Compensation Committee’s responsibilities and duties, which includes proposing compensation principles for the Group to the Board of Directors for approval and, within those approved principles, to determine individual compensation for executives and oversee the Group’s compensation plans.

(c) Investment Committee

The purpose of the Investment Committee shall be to (i) adopt, maintain and oversee compliance with the Company’s Investment Policy Statement, (ii) oversee the investment strategy and investment advisors of the Company and any of its subsidiaries and (iii) oversee investment risk exposures.

The Investment Committee is comprised of independent Board Members. The Investment Committee Charter, as it may be amended from time to time, sets forth in detail the Investment Committee’s responsibilities and duties.

(d) Nomination & Corporate Governance Committee

The purpose of the Nominating & Corporate Governance Committee shall be to (i) identify, evaluate and nominate candidates for election as directors and for appointment to serve on the Board of Director’s committees; (ii) review and make recommendations to the Board of Directors regarding the full Board’s composition and structure; (iii) oversee the evaluation of the full Board and its Committees; and (iv) oversee all corporate governance matters and practices and make recommendations to the Board.

The Investment Committee is comprised of independent Board Members. The Investment Committee Charter, as it may be amended from time to time, sets forth in detail the Investment Committee’s responsibilities and duties.

(e) Enterprise Risk Committee

The purpose of the Enterprise Risk Committee shall be to oversee, review and help management assess those risks and exposures that could materially impact the Company.

The Enterprise Risk Committee is comprised of independent Board Members. The Enterprise Risk Committee Charter, as it may be amended from time to time, sets forth in detail the Enterprise Risk Committee’s responsibilities and duties, including reviewing and recommending to the full Board for approval the Company’s overall firm-wide risk appetite statement and management’s compliance therewith.

(f) Executive Committee

The Executive Committee meets in case of emergencies, only as necessary and it may exercise all the powers and authority of the full Board of Directors in the ultimate management of the business and affairs of the Company between the meetings of the Board of Directors, except as specifically limited by a rule of the New York Stock Exchange or by applicable law or regulation.

5.6.3  Each Committee except the Executive Committee is governed by a charter which defines the Committee’s composition and responsibilities and the eligibility requirements of its members. The charter and its amendments are to be approved by the Board of Directors. The charters of the permanent Committees will be available on the Company’s web site at www.awac.com and are incorporated herein.

5.7  Other Committees

The Board of Directors may designate one or more additional Committees, each such Committee to consist of such person or persons as may be designated by the Board of Directors. Except as expressly limited by law or by the Articles of Association or by resolution of the Board of Directors, any such Committee shall have and may exercise such powers and adopt such procedures as the Board of Directors may determine and specify in the resolution designating such Committee.

6.	DELEGATE

6.1  Powers and Responsibilities

6.1.1  The Delegate is a member of the Board of Directors (Verwaltungsratsdelegierter) who also acts as the Chief Executive Officer of the Executive Management.

6.1.2  If the Board of Directors appointed a Delegate in accordance with Clause 2.1.3(d), this Delegate shall have the following powers and responsibilities:

(a) head the Executive Management and convene and chair its meetings;

(b) liaise between the Board of Directors and the Executive Management in all areas that are not reserved to the Chairman;

(c) supervise and prepare the implementation of the resolutions of the Board of Directors on the ultimate management of the Company;

(d) supervise the development of the strategies of the Company by the Executive Management; and

(e) supervise the training and continuous education for the top management of the Company.

6.2  Further Powers and Responsibilities

6.2.1  Furthermore, the Delegate has the responsibilities as set forth in the Articles of Association and these Organizational Regulations. In particular, he is responsible and supervises the implementation of the resolutions by the Board of Directors.

6.2.2  The Board of Directors may delegate further powers and responsibilities to the Delegate.

7.	EXECUTIVE MANAGEMENT

7.1  Powers and Responsibilities

7.1.1  The Executive Management shall manage the operations of the Company and the overall business of the Group and shall control all employees of the Company.

7.1.2  In particular, the Executive Management shall:

(a) manage the operations of the Group, implement the strategic business policies and these Organizational Regulations as well as the drawing up of the necessary additional regulations and directives for approval by the Board of Directors as well as implement the approved regulations and directives;

(b) manage and supervise all on-going business and transactions of the Group within the framework of these Organizational Regulations save for decisions with an extraordinary importance which require prior approval by the Board of Directors;

(c) prepare for approval by the Board of Directors and implement the accounting, financial control and the financial planning;

(d) prepare and present the annual accounts, the quarterly balance sheet as well as the annual report to the Board of Directors and the subsidiary boards of directors as well as periodical and legally required reporting to these boards regarding the course of business of the individual subsidiaries;

(e) prepare and submit to the Board of Directors proposals relating to (1) the Group Plan, which shall include projections of balance sheets, profit and loss accounts, return on equity and return on risk-adjusted capital, as well as capital and investment plans; (2) the risk tolerance level of the Group in insurance, reinsurance and other risk taking activities, including asset management; (3) accounting principles; and (4) matters within the Board of Director’s responsibilities for its consideration;

(f) make decisions concerning expenditures not included in the Group Plan exceeding USD 500,000;

(g) establish the performance targets for the Group, monitor performance and take any necessary actions;

(h) determine which matters are the subject of Group guidelines or policies and to issue such guidelines or policies;

(i) establish guidelines and procedures governing the responsibilities and the delegation of decision making authority, including underwriting authority;

(j) establish the principles for intra-Group reinsurance and retrocession, external retrocession, and the balancing of Group-wide catastrophe and accumulated risks;

(k) make decisions on individual insurance and reinsurance transactions exceeding the authority of management reporting to the Executive Management;

(l) issue guidelines on the authority to sign authorizations with respect to investment and expenditures;

(m) exercise oversight responsibilities with respect to the Group’s internal control and evaluation process, including the receipt of the annual certifications of the Chief Executive Officer and the Chief Financial Officer and ratification of the same;

(n) supervise the Group’s employees, in particular with respect to compliance with applicable laws, the Articles of Association, regulations and policies;

(o) oversee implementation of Group compliance procedures, monitor risk remediation of identified regulatory and compliance deficiencies and ensure that appropriate risk management structures and procedures are implemented with the decision making persons having the requisite seniority, knowledge and experience;

(p) be responsible for personnel planning and management development of the Group (subject to the authority of the Board of Directors and its Committees) and issue corresponding guidelines;

(q) assist and provide information to the Committees in order to enable them to discharge their responsibilities under the respective charter,

(r) determine the salary of the Group’s employees (except for those of the Executive Management);

(s) promptly inform the Board of Directors with respect to significantly increased risks in the ongoing business and extraordinary events;

(t) inform regulators (immediately if necessary) of any occurrences relevant to their supervision; and

(u) inform the Chairman and the chairmen of the Group Subsidiaries with respect to capital losses and over-indebtedness pursuant to Art. 725 CO and any other risk or danger for the Company or the Group Subsidiary.

7.2  Appointments

7.2.1  The members of the Executive Management are appointed and removed by the Board of Directors.

7.2.2  The Executive Management is constituted of the Chief Executive Officer, the chief financial officer, the general counsel and such other members as the Board of Directors may appoint from time to time.

7.3  Meetings, Convocation of Meetings, Agenda

7.3.1  The Executive Management shall be convened whenever required by business, a minimum of once per month.

7.3.2  Meetings shall be convened by the Chief Executive Officer or, in his/her absence, by another member of the Executive Management. Each member of the Executive Management shall be entitled to request an immediate convening of a meeting and must, in this event, set forth the items to be discussed.

7.3.3  Meetings shall be announced at least one calendar day in advance by letter, facsimile or e-mail. Items on the agenda shall be set forth in this correspondence.

In case of urgency shorter notice periods are permitted. If all members of the Executive Management are present and agree, deviations from these formal requirements are permitted; in particular, decisions can be taken that are not mentioned on the agenda.

7.3.4  The Chief Executive Officer, or in his/her absence his/her deputy, shall chair the meetings.

7.3.5  Each member shall be entitled to submit proposals regarding the items on the agenda. This right may also be executed by way of correspondence.

7.3.6  The Chief Executive Officer shall decide whether individuals not belonging to the Executive Management are to participate in meetings in a consultant capacity.

7.4  Quorum and Minutes

7.4.1  A quorum shall be constituted when an absolute majority of the members of the Executive Management are present in person or participate using some alternative means of instant communication.

7.4.2  The substance of the meeting and any decisions taken by the Executive Management shall be recorded and the minutes shall be accessible for the Board Members at any time.

8.	GROUP INTERNAL AUDIT

8.1  Responsibilities

Group Internal Audit shall examine and evaluate the adequacy and effectiveness of the Group’s internal control environment, and the quality of performance in carrying out assigned responsibilities to achieve the Group’s goals and objectives.

In fulfilling its responsibilities, Group Internal Audit shall:

(a) submit audit services plans to the Audit Committee for approval;

(b) periodically report to the Audit Committee;

(c) inform the Audit Committee about significant findings during the year; and

(d) provide any additional information requested by the Audit Committee.

8.2  Appointment and Organization

The head of Group Internal Audit is appointed by and reports to the Audit Committee. The organizational structure of Group Internal Audit and resource requirements necessary for Group Internal Audit to perform its activities shall be defined by the head of Group Internal Audit and submitted to the Audit Committee for approval. The head of Group Internal Audit shall review and approve all new hires and termination of Group Internal Audit staff.

8.3  Professional Standards

Group Internal Audit shall adhere to the Group’s guidelines and procedures and Group Internal Audit’s organization and processes manuals and guidelines or to such other standards as required by applicable law or regulation.

8.4  Independence

8.4.1  Group Internal Audit performs its internal audit activities with independence and objectivity. It shall have no direct operational responsibility or authority over any of the activities they review.

8.4.2  Group Internal Audit shall coordinate its activities with other assurance functions in the Group and the external auditor.

9.	CONFLICT OF INTERESTS

9.1  General Principles

9.1.1  Each Board Member and member of the Executive Management is responsible for organizing his private and business relationships in view to avoid conflicts of interests with the Company or the Group. A Board Member or a member of the executive management who is in a permanent conflict of interest shall no longer fulfill his function and shall resign.

9.1.2  Board Members and members of the Executive Management shall abstain from dealing or exercising their voting rights (if applicable) in matters involving their personal interests or the interests of individuals or entities related to them in which they have a material (excluding their interest as shareholders of the Company).

9.2  Duty to Disclose

9.2.1  A Board Member or a member of the Executive Management shall disclose all board memberships he/she holds, as well as any other interests, mandates, functions or activities which could lead to a conflict of interest with the Group. Each such person shall disclose such interests on a continuing basis to the Chairman or another Board Member appointed by the Board of Directors, if the Chairman is making such disclosure.

9.2.2  If the Board Members determine a potential conflict of interests, the Chairman (or another Board Member appointed by the Board of Directors, in case of a potential conflict of interests by the Chairman) may conduct supplemental investigations; request from the person concerned the relevant facts and circumstances, and shall issue a recommendation to the Board of Directors. The Board of Directors shall treat this recommendation at the latest at its next meeting.

9.3  Procedures

9.3.1  The Chairman shall request the Board of Directors to decide on whether a Board Member shall be required to abstain from participating and/or voting in a transaction or matter. The Board of Directors shall decide without the participation of the person(s) concerned.

9.3.2  If a Board Member or a member of the Executive Management is required to abstain from participating and/or voting in a transaction or matter, he/she shall not be counted in the quorum of the meeting in question. Also, such Board Member or member of the Executive Management shall not receive any confidential information with respect to such transaction or matter and shall use best efforts to ensure that he/she does not receive such information. Neither shall such Board Member nor member of the Executive Management participate in meetings to the extent such transaction or matter is discussed and/or resolved. Finally, such Board Member or member of the Executive Management shall not have access to the respective parts of the minutes of such meeting or to any relevant materials or information. This provision shall act as a limitation of information rights a Board Member or a member of the Executive Management may have pursuant to these Organizational Regulations or under applicable law.

9.3.3  Any transaction between the Company or a Group company and a Board Member or a member of the Executive Management shall be carried out “at arm’s length” and shall be approved without participation of the party concerned. If appropriate, a neutral opinion shall be obtained.

10.	GENERAL PROVISIONS

10.1  Signatory Powers

10.1.1  The Board Members and members of the Executive Management, which have been appointed by the Board of Directors as authorized signatories, shall have sole signature power (Einzelunterschrift).

10.1.2  Signatory powers for the Group Subsidiaries shall be granted formally by the respective Group Subsidiary board of directors.

10.1.3  Unless otherwise approved by the Board of Directors, further signatory powers shall always be joint by two (Kollektivunterschrift zu zweien) and the respective holders shall be registered in the commercial register. Unless otherwise approved by the Board of Directors, individuals not so registered have no signatory powers.

10.2  Confidentiality and Non-Disclosure

10.2.1  The deliberations and resolutions of the Board of Directors, the Committees and the Executive Management are strictly confidential and shall only be communicated to third parties to the extent explicitly permitted or required by the Board of Directors or the Executive Management.

10.2.2  The Board Members as well as all other executive bodies and employees are obliged to maintain secrecy towards third parties regarding all non-public facts they obtain knowledge of during the performance of their duties.

10.2.3  These duties of confidentiality and non-disclosure survive the termination of the relationship of the respective individual with the Company.

10.3  Returning of Files

Upon termination of the relationship with the Company all business files must be returned with the exception of documents used by a Board Member to follow-up his/her own actions.

11.	BUSINESS YEAR

The business year of the Company starts on 1 January and ends on 31 December.

12.	FINAL PROVISIONS

12.1  Entering into Force

These Organizational Regulations shall enter into force on the date of adoption by the Board of Directors; be it in a meeting or by circular resolution.

12.2  Review and Amendments

These Organizational Regulations shall be reviewed and if necessary amended on a regular basis by the Board of Directors.

 , 2010

The Chairman of the Board of Directors:

The Secretary of the Board of Directors:

ANNEX F

Sacheinlagevertrag
Contribution in Kind Agreement

zwischen
between

Allied World Assurance Company Holdings, Ltd, 27 Richmond Road, Pembroke HM 08, Bermuda

(“Allied World Bermuda”)

and

Allied World Assurance Company Holdings, AG, Lindenstrasse 8, CH-6340 Zug/Baar, Switzerland

(“Allied World Schweiz”)
(“Allied World Switzerland”)

(gemeinsam die “Parteien”)
(collectively the “Parties”)

PRÄAMBEL | Recitals

(A)	Allied World Bermuda ist eine nach dem Recht von Bermuda gegründete Gesellschaft (“exempted company”) mit Sitz in Pembroke, Bermuda (Registernummer 31279), deren Namenaktien (“common voting shares”) an der New York Stock Exchange (NYSE) unter dem Symbol «AWH» kotiert sind. Das Aktienkapital (“authorized share capital”) von Allied World Bermuda beträgt USD 10,000,000, eingeteilt in 333,333,333 Namenaktien (“common shares”) mit einem Nennwert von je USD 0.03, die als Namenaktien mit Stimmrecht oder Namenaktien ohne Stimmrecht ausgegeben werden können.

Allied World Bermuda is an exempted company incorporated under the laws of Bermuda with its registered Office in Pembroke, Bermuda (registration number 31279), the common voting shares of which are listed on the New York Stock Exchange (NYSE) under the symbol “AWH”. The authorized share capital of Allied World Bermuda amounts to USD 10,000,000 and is divided into 333,333,333 common shares with a par value of USD 0.03 each, which may be issued as common voting shares or as common non-voting shares.

(B)	Allied World Schweiz ist eine nach schweizerischem Recht gegründete Aktiengesellschaft mit Sitz in Zug, Kanton Zug (Handelsregisternummer CH-[ • ]), die zu 100% von Allied World Bermuda gehalten wird. Das im Handelsregister eingetragene Aktienkapital von Allied World Schweiz beträgt CHF 100’000, eingeteilt in [10’000’000] Namenaktien mit einem Nennwert von je CHF [0.01]. An einer ausserordentlichen Generalversammlung von Allied World Schweiz, die am [ • ] 2010 stattgefunden hat, (die “Ausserordentliche Generalversammlung”) wurde unter anderem Folgendes beschlossen:

Allied World Switzerland is a company limited by shares incorporated under the laws of Switzerland with a registered Office in Zug, Canton of Zug (commercial register number CH-[ • ]), that is wholly-owned by Allied World Bermuda. The share capital of Allied World Switzerland recorded in the commercial register amounts to CHF 100,000, divided into [10,000,000] registered shares with a par value of CHF [0.01] each. At an extraordinary general meeting of shareholders of Allied World Switzerland, having taken place on [ • ], 2010, (the “Extraordinary General Meeting”) the following was resolved, among other things:

(1)	die Namenaktien von Allied World Schweiz mit einem Nennwert von je CHF [0.01] in Namenaktien mit einem Nennwert von je CHF [ • ] zusammenzulegen (die “Zusammenlegung”) und unmittelbar anschliessend to consolidate the registered shares of Allied World Switzerland with a par value of CHF [0.01] each into registered shares with a par value of CHF [ • ] each (hereinafter, the “Consolidation”) and, immediately subsequent thereto,

(2)	das Aktienkapital von Allied World Schweiz von CHF [100,000] gegen Sacheinlage um CHF [ • ] (unter Eliminierung der bei der Zusammenlegung der bisherigen Namenaktien entstehenden Fraktionen) auf CHF [ • ] durch die Ausgabe von [ • ] voll liberierten Namenaktien von je CHF [ • ] Nennwert zu einem Ausgabepreis von je CHF [ • ] pro Aktie im Rahmen einer ordentlichen Kapitalerhöhung (die “Ordentliche Kapitalerhöhung”) zu erhöhen sowie to increase the share capital of Allied World Switzerland of CHF 100,000 by an amount of CHF [ • ] to CHF [ • ] (eliminating the fractional shares resulting from the Consolidation of the previous registered shares) through the issuance of [ • ] fully paid registered shares with a par value of CHF [ • ] each at an issue price of CHF [ • ] per share by way of an ordinary capital increase (the “Ordinary Capital Increase”), as well as

(3)	ein Partizipationskapital in der Höhe von CHF [ • ] zu schaffen durch die Ausgabe von [ • ] voll liberierten Namenpartizipationsscheinen von je CHF [ • ] Nennwert zu einem Ausgabepreis von je CHF [ • ] pro Namenpartizipationsschein (die “Schaffung von Partizipationskapital”).

to create a participation capital in the amount of CHF [ • ] through the issuance of [ • ] fully paid registered participation certificates with a par value of CHF [ • ] each at an issue price of CHF [ • ] per registered participation certificate (the “Creation of Participation Capital”).

Die Durchführung der Zusammenlegung, der Ordentlichen Kapitalerhöhung und der Schaffung von Partizipationskapital erfolgt im Rahmen der nachfolgend beschriebenen Transaktionen.

The implementation of the Consolidation, the Ordinary Capital Increase and the Creation of Participation Capital occurs in the course of the transactions as further described below.

(C)	Gemäss den Bestimmungen des Scheme of Arrangement nach dem Recht von Bermuda in Sachen Allied World Bermuda (das “Scheme of Arrangement”), welches von den Aktionären von Allied World Bermuda am [ • ] 2010 genehmigt wurde und welchem Allied World Schweiz zustimmt, hat jeder Aktionär von Allied World Bermuda, der im Zeitpunkt unmittelbar vor Rechtskraft des Scheme of Arrangement Namenaktien mit Stimmrecht (“common voting shares”) bzw. Namenaktien ohne Stimmrecht (“common non-voting shares”) hält, Anspruch auf eine Namenaktie von Allied World Schweiz im Austausch für eine Namenaktie mit Stimmrecht (“common voting share”) von Allied World Bermuda bzw. auf einen Namenpartizipationsschein von Allied World Schweiz im Austausch für eine Namenaktie ohne Stimmrecht (“common non-voting share”) von Allied World Bermuda. Dieser Aktientausch, als Folge dessen Allied World Bermuda eine hundertprozentige Tochtergesellschaft von Allied World Schweiz wird, erfolgt im Einzelnen wie folgt:

Pursuant to the terms of a certain Scheme of Arrangement under the laws of Bermuda in the matter of Allied World Bermuda (the “Scheme of Arrangement”), approved by the shareholders of Allied World Bermuda on [ • ], 2010 and hereby assented to by Allied World Switzerland, each holder of Allied World Bermuda common voting shares and each holder of common non-voting shares immediately prior to the Scheme of Arrangement becoming effective has the right to receive in exchange for each common voting share in Allied World Bermuda one registered share in Allied World Switzerland and for each common non-voting share in Allied World Bermuda one registered participation certificate in Allied World Switzerland. This share exchange, as a result of which Allied World Bermuda will become a wholly-owned subsidiary of Allied World Switzerland, shall be executed as follows:

(1)	Mit Wirksamwerden und nach Massgabe des Scheme of Arrangement werden sämtliche bisherigen Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“common non-voting shares”) von Allied World Bermuda annulliert (die “Annullierten Aktien”). Die vorgenannte Rechtsfolge tritt kraft des Rechts von Bermuda ein.

With the Scheme of Arrangement becoming effective in accordance with its terms, and by way of the Scheme of Arrangement, the then issued common voting shares and common non-voting shares in Allied World Bermuda are being cancelled (the “Cancelled Shares”), in each case by operation of Bermuda law.

(2)	Als weitere Rechtsfolge des Scheme of Arrangement gibt Allied World Bermuda bei dessen Wirksamwerden gemäss dessen Bestimmungen eine Anzahl neuer Namenaktien (“common voting shares”) und eine Anzahl neuer Namenaktien ohne Stimmrecht (“common non-voting shares”), die der Anzahl Annullierter Aktien entspricht, aus und bringt diese neuen Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“common non-voting shares”) im Rahmen einer Sacheinlage in Allied World Schweiz ein (wobei diese neuen Namenaktien sämtliche ausgegebenen und ausstehenden Namenaktien mit Stimmrecht und Namenaktien ohne Stimmrecht von Allied World Bermuda darstellen), und trägt Allied World Schweiz als Aktionärin mit Stimmrecht bzw. Aktionärin ohne Stimmrecht in das Aktienregister ein.

As a further consequence of, and with, the Scheme of Arrangement becoming effective in accordance with its terms, Allied World Bermuda is issuing and alloting such a number of new common voting shares and such a number of new common non-voting shares as equals the number of Cancelled Shares to Allied World Switzerland by way of a contribution in kind (such new common shares will constitute all of the issued and outstanding common voting shares and common non-voting shares in Allied World Bermuda), and is registering Allied World Switzerland in its register of members as the holder of such shares.

(3)	Gestützt auf die Ermächtigung der Ausserordentlichen Generalversammlung führt der Verwaltungsrat von Allied World Schweiz (x) die Ordentliche Kapitalerhöhung durch mittels (a) Sacheinlage aller im Rahmen des Scheme of Arrangement neu ausgegebenen Namenaktien mit Stimmrecht (“common voting shares”) von Allied World Bermuda mit einem Nennwert von je USD 0.03 und (b) anschliessender Ausgabe von [ • ] neuen Namenaktien von Allied World Schweiz mit einem Nennwert von je CHF [ • ] und (y) die Schaffung von Partizipationskapital mittels (a) Sacheinlage aller im Rahmen des Scheme of Arrangement neu ausgegebenen Namenaktien ohne Stimmrecht (“common non-voting shares”) von Allied World Bermuda mit einem Nennwert von je USD 0.03 und (b) anschliessender Ausgabe von [ • ] neuen Namenpartizipationsscheinen von Allied World Schweiz mit einem Nennwert von je CHF [ • ] sowie (z) mittels Eintragung der ordentlichen Kapitalerhöhung, der Schaffung von Partizipationskapital und der geänderten Statuten von Allied World Schweiz im Handelsregister.

The board of directors of Allied World Switzerland, on the basis of the authorization of the Extraordinary General Meeting shall carry out (x) the Ordinary Capital Increase by way of (a) a contribution in kind of all common voting shares in Allied World Bermuda with a par value of USD 0.03 each being newly issued in connection with the Scheme of Arrangement and (b) subsequent issuance of [ • ] new registered shares in Allied World Switzerland with a par value of CHF [ • ] each and (y) the Creation of Participation Capital by way of (a) a contribution in kind of all common non-voting shares in Allied World Bermuda with a par value of USD 0.03 each being newly issued in connection with the Scheme of Arrangement and (b) subsequent issuance of [ • ] new registered participation certificates in Allied World Switzerland with a par value of CHF [ • ] each as well as (z) registration of the Ordinary Capital Increase, the Creation of Participation Capital and the revised articles of association of Allied World Switzerland in the commercial register.

(4)	Allied World Schweiz gibt sämtliche im Rahmen der Ordentlichen Kapitalerhöhung geschaffenen neuen Namenaktien mit einem Nennwert von je CHF [ • ] und sämtliche im Rahmen der Schaffung von Partizipationskapital geschaffenen neuen Namenpartizipationsscheine mit einem Nennwert von je CHF [ • ] an Allied World Bermuda aus, die im eigenen Namen aber auf Rechnung der Aktionäre, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien mit und ohne Stimmrecht (“common voting and non-voting shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung, handelt. Allied World Bermuda überträgt, vertreten durch einen von Allied World Bermuda bestimmten Umtauschagenten (“Umtauschagent”), nach Massgabe des Scheme of Arrangement [ • ] neue Namenaktien und [ • ] neue Namenpartizipationsscheine an die Aktionäre von Allied World Bermuda (wobei auf den Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement abgestellt wird).

Allied World Switzerland will issue all registered shares with a par value of CHF [ • ] each, that are being newly created in the Ordinary Capital Increase, and all registered participation certificates with a par value of CHF [ • ] each, that are being newly created in the Creation of Participation Capital, to Allied World Bermuda, which acts in its own name but on the account of the holders of the common voting and non-voting shares in Allied World Bermuda outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and on its own account. Allied World Bermuda, acting through an exchange agent to be appointed by Allied World Bermuda (“Exchange Agent”), will transfer in compliance with the terms of the Scheme of Arrangement [ • ] new registered shares and [ • ] new registered participation certificates to the holders of Allied World Bermuda common voting and non-voting shares, respectively, outstanding immediately prior to the Scheme of Arrangement becoming effective.

(D)	Die Aktionäre von Allied World Bermuda haben am [ • ] 2010, und der Supreme Court of Bermuda (der “Supreme Court”) hat am [ • ] 2010 das Scheme of Arrangement genehmigt. Eine Kopie des Genehmigungsentscheids des Supreme Courts wurde am [ • ] 2010 beim Registrar of Companies eingereicht, womit das Scheme of Arrangement wirksam geworden ist.

The shareholders of Allied World Bermuda approved the Scheme of Arrangement on [ • ], 2010 and the Supreme Court of Bermuda (the “Supreme Court”) sanctioned the Scheme of Arrangement on [ • ], 2010. A copy of the Supreme Court order was filed with the Registrar of Companies on [ • ], 2010, upon which the Scheme of Arrangement has become effective.

Das Folgende ist vereinbart | It is agreed as follows:

1. Sacheinlage | Contribution in Kind

Allied World Bermuda verpflichtet sich hiermit, unmittelbar nach Wirksamwerden des Scheme of Arrangement gemäss dessen Bestimmungen [ • ] neue Namenaktien mit Stimmrecht (“common voting shares”), mit einem Nennwert von je USD 0.03, von ihrem Kapital (die “Allied World Bermuda Aktien mit Stimmrecht”) an Allied World Schweiz auszugeben, diese mittels Sacheinlage in Allied World Schweiz einzubringen (die “Sacheinlage für Aktien”) und Allied World Schweiz als Aktionärin in das Aktienregister einzutragen.

Allied World Bermuda hereby agrees, immediately upon the Scheme of Arrangement becoming effective in accordance with its terms to issue and allot [ • ] new common voting shares, with a par value of USD 0.03 each, in its capital (the “Allied World Bermuda Voting Shares”) to Allied World Switzerland by way of a contribution in kind (the “Contribution in Kind for Shares”) and to record Allied World Switzerland in its register of members as the holder of such Allied World Bermuda Voting Shares.

Allied World Bermuda verpflichtet sich hiermit, unmittelbar nach Wirksamwerden des Scheme of Arrangement gemäss dessen Bestimmungen [ • ] neue Namenaktien ohne Stimmrecht (“common non-voting shares”), mit einem Nennwert von je USD 0.03, von ihrem Kapital (die “Allied World Bermuda Aktien ohne Stimmrecht”) an Allied World Schweiz auszugeben, diese mittels Sacheinlage in Allied World Schweiz einzubringen (die “Sacheinlage für Partizipationsscheine”) und Allied World Schweiz als Aktionärin in das Aktienregister einzutragen.

Allied World Bermuda hereby agrees, immediately upon the Scheme of Arrangement becoming effective in accordance with its terms to issue and allot [ • ] new common non-voting shares, with a par value of USD 0.03 each, in its capital (the “Allied World Bermuda Non-Voting Shares”) to Allied World Switzerland by way of a contribution in kind (the “Contribution in Kind for Participation Certificates”) and to record Allied World Switzerland in its register of members as the holder of such Allied World Bermuda Non-Voting Shares.

2.	Ausgabe der Allied World Schweiz Aktien und Partizipationsscheine | Issuance of Allied World Switzerland Shares and Participation Certificates

Die Parteien vereinbaren, dass der Übernahmepreis für die Sacheinlage für Aktien CHF [ • ] beträgt. Dieser Wert basiert auf (i) der Anzahl der bei Handelsschluss an der New York Stock Exchange (NYSE) am [          ] 2010 (“Stichzeitpunkt”) ausgegebenen Allied World Bermuda Aktien mit Stimmrecht (d.h. [          ] Aktien mit Stimmrecht), (ii) den Schlusskurs der Allied World Bermuda Aktien mit Stimmrecht zum Stichzeitpunkt (d.h. USD [          ] je Aktie mit Stimmrecht) und (iii) den von [Bloomberg] veröffentlichten CHF/USD Wechselkurs [zum Stichzeitpunkt/um [time] Uhr, Schweizer Zeit, am [          ] 2010] (d.h. [          ] CHF/USD, “Wechselkurs”), vor deren Annullierung gemäss Präambel (C)(1).

The Parties hereby agree that the value of the Contribution in Kind for Shares amounts to CHF [ • ]. Such value has been determined on the basis of (i) the number of Allied World Bermuda Voting Shares issued on [ • ], 2010 (“Record Date”) (i.e. [ • ] common voting shares), (ii) the closing price of the common voting shares in Allied World Bermuda at close of trading on the New York Stock Exchange on [ • ], 2010 (i.e. USD [ • ] per common voting share), and (iii) the CHF/USD exchange rate published by [Bloomberg] prevailing at [the Record Date/[ • time], Swiss time, on [ • ], 2010] (i.e. [ • ] CHF/USD, “Exchange Rate”), prior to their cancellation. in accordance with Recital (C)(1).

Die Parteien vereinbaren, dass der Übernahmepreis für die Sacheinlage für Partizipationsscheine CHF [ • ] beträgt. Dieser Wert basiert auf (i) der Anzahl der zum Stichzeitpunkt ausgegebenen Allied World Bermuda Aktien ohne Stimmrecht (d.h. [ • ] Aktien ohne Stimmrecht), (ii) den Schlusskurs der Allied World Bermuda Aktien mit Stimmrecht zum Stichzeitpunkt (d.h. USD [ • ] je Aktie mit Stimmrecht) und (iii) den von [Bloomberg] veröffentlichten CHF/USD Wechselkurs [zum Stichzeitpunkt/um [time] Uhr, Schweizer Zeit, am [ • ] 2010] (d.h. [ • ] CHF/USD, “Wechselkurs”), vor deren Annullierung gemäss Präambel (C)(1).

The Parties hereby agree that the value of the Contribution in Kind for Participation Certificates amounts to CHF [ • ]. Such value has been determined on the basis of (i) the number of Allied World Bermuda Non-Voting Shares issued on the Record Date (i.e. [ • ] common non-voting shares), (ii) the closing price of the common voting shares in Allied World Bermuda at close of trading on the New York Stock Exchange on [ • ], 2010 (i.e. USD [ • ] per common voting share), and (iii) the CHF/USD exchange rate published by [Bloomberg] prevailing at [the Record Date/[•time], Swiss time, on [ • ], 2010] (i.e. [ • ] CHF/USD, “Exchange Rate”), prior to their cancellation. in accordance with Recital (C)(1).

Der Übernahmepreis für die Sacheinlage für Aktien wird durch Ausgabe von [ • ] neuen, auf dem Wege der ordentlichen Kapitalerhöhung geschaffenen voll liberierten Namenaktien von Allied World Schweiz mit einem Nennwert von je CHF [ • ] (“Allied World Schweiz Aktien”) an Allied World Bermuda, die im eigenen Namen aber auf Rechnung der Aktionäre von Allied World Bermuda, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebenen Namenaktien mit Stimmrecht (“common voting shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung handelt, zum Ausgabepreis von je CHF [ • ] pro Aktie getilgt. Der den gesamten Nennwert der Allied World Schweiz Aktien übersteigende Teil des Übernahmepreises für die Sacheinlage für Aktien von CHF [ • ] verbleibt Allied World Schweiz als Agio.

As consideration for the Contribution in Kind for Shares, Allied World Switzerland shall issue to Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common voting shares outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and on its own account, [ • ] fully paid registered shares in Allied World Switzerland with a par value of CHF [ • ] each (the “Allied World Switzerland Shares”) at an issue price of CHF [ • ] for each, such shares to be created by way of the Ordinary Capital Increase. The difference between the value of the Contribution in Kind for Shares and the total par value of the Allied World Switzerland Shares of CHF [ • ] shall constitute additional paid in capital of Allied World Switzerland.

Der Übernahmepreis für die Sacheinlage für Partizipationsscheine wird durch Ausgabe von [ • ] neuen, auf dem Wege der Schaffung von Partizipationskapital geschaffenen voll liberierten Namenpartizipationsscheinen von Allied World Schweiz mit einem Nennwert von je CHF [ • ] (“Allied World Schweiz Partizipationsscheine”) an Allied World Bermuda, die im eigenen Namen aber auf Rechnung der Aktionäre von Allied World Bermuda handelt, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien ohne Stimmrecht (“common non-voting shares”) halten, zum Ausgabepreis von je CHF [ • ] pro Aktie getilgt. Der den gesamten Nennwert der Allied World Schweiz Partizipationsscheine übersteigende Teil des Übernahmepreises für die Sacheinlage für Partizipationsscheine von CHF [ • ] verbleibt Allied World Schweiz als Agio.

As consideration for the Contribution in Kind for Participation Certificates, Allied World Switzerland shall issue to Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common non-voting shares outstanding immediately prior to the Scheme of Arrangement becoming effective, [ • ] fully paid registered participation certificates in Allied World Switzerland with a par value of CHF [ • ] each (the “Allied World Switzerland Participation Certificates”) at an issue price of CHF [ • ] for each, such participation certificates to be created by way of the Creation of Participation Capital. The difference between the value of the Contribution in Kind for Participation Certificates and the total par value of the Allied World Switzerland Participation Certificates of CHF [ • ] shall constitute additional paid in capital of Allied World Switzerland.

Die Ausserordentliche Generalversammlung von Allied World Schweiz hat den Verwaltungsrat dazu beauftragt, die Zusammenlegung, die Ordentliche Kapitalerhöhung und die Schaffung von Partizipationskapital durchzuführen. Der Verwaltungsrat bzw. dazu ermächtigte Verwaltungsratsmitglieder werden die dazu erforderlichen Handlungen am Vollzugsdatum gemäss Ziffer 6.2 nachstehend durchführen.

Allied World Switzerland’s Extraordinary General Meeting has mandated the board of directors to carry out the Consolidation, the Ordinary Capital Increase and the Creation of Participation Capital. On the Closing Date, pursuant to Section 6.2 below, the board of directors or authorized board members of Allied World Switzerland will take the actions necessary therefor.

3.	Verfügungsmacht | Right to freely dispose

Allied World Schweiz kann unmittelbar nach der Eintragung der ordentlichen Kapitalerhöhung bzw. der Schaffung von Partizipationskapital in das Handelsregister, d.h. am Vollzugsdatum gemäss Ziffer 6.1 nachstehend, über die Allied World Bermuda Aktien mit Stimmrecht und die Allied World Bermuda Aktien ohne Stimmrecht frei verfügen.

Allied World Switzerland has the right to freely dispose of the Allied World Bermuda Voting Shares and the Allied World Bermuda Non-Voting Shares immediately upon the registration of the Ordinary Capital Increase and the Creation of Participation Capital, respectively, in the commercial register, i.e., on the Closing Date pursuant to Section 6.1 below.

4.	Übergang von Nutzen und Gefahr | Passing of Risks and Benefits

Nutzen und Gefahr bezüglich der Allied World Bermuda Aktien, einschliesslich Stimmrechte (soweit anwendbar) und Dividendenberechtigung (sowie alle anderen mit den Allied World Bermuda Aktien zusammenhängenden Rechte) liegen unmittelbar mit der Eintragung der Ordentlichen Kapitalerhöhung von Allied World Schweiz in das Handelsregister bei Allied World Schweiz.

Risks and benefits relating to the Allied World Bermuda Shares, including the voting rights (if applicable) and the entitlement to dividends (as well as any other rights associated with the Allied World Bermuda Shares) are vested in Allied World Switzerland immediately upon registration of the Ordinary Capital Increase of Allied World Switzerland in the commercial register.

5.	Zusicherungen und Gewährleistungen | Representations and Warranties

Allied World Bermuda gibt gegenüber Allied World Schweiz folgende Zusicherungen und Garantien ab:

Allied World Bermuda hereby represents and warrants to Allied World Switzerland that:

(a)	Allied World Bermuda ist eine nach dem Recht von Bermuda gültig gegründete und fortbestehende Gesellschaft (“exempted company”);

Allied World Bermuda is an exempted company validly incorporated and existing under the laws of Bermuda;

(b)	Unmittelbar nach Vornahme der Vollzugshandlungen gemäss Ziffer 6.2(a) nachstehend sind die Allied World Bermuda Aktien gültig ausgegeben und voll einbezahlt worden oder gelten als voll einbezahlt;

Immediately upon completion of the closing actions pursuant to Section 6.2(a) below, the Allied World Bermuda Shares will have been duly issued and paid or credited as fully paid;

(c)	Die Allied World Bermuda Aktien sind bei Vollzug frei von Pfandrechten, Optionen oder anderen Rechten Dritter jeglicher Art (insbesondere Bezugsrechten); und

At the Closing, the Allied World Bermuda Shares shall be free from all security interests, options or other third party rights of any nature whatsoever (including, without limitation, pre-emptive rights); and

(d)	Unmittelbar nach Eintragung der Ordentlichen Kapitalerhöhung bzw. der Schaffung von Partizipationskapital in das Handelsregister kann Allied World Schweiz über die Allied World Bermuda Aktien frei verfügen.

Allied World Switzerland shall have the right to freely dispose of the Allied World Bermuda Shares immediately upon registration of the Ordinary Capital Increase and the Creation of Participation Capital, respectively, in the commercial register.

6.	Vollzug | Closing

6.1	Vollzugsdatum | Closing Date

Die Ausgabe und Sacheinlage der neu ausgegebenen Allied World Bermuda Aktien an Allied World Schweiz (der “Vollzug”) erfolgt vor oder an dem Tag, an welchem die Ordentliche Kapitalerhöhung und die Schaffung von Partizipationskapital in das Tagebuch des Handelsregisters des Kantons Zug eingetragen werden (das “Vollzugsdatum”).

The issuance and allotment by way of a contribution in kind of the newly issued Allied World Bermuda Shares to Allied World Switzerland (the “Closing”) shall occur on or before the day on which the Ordinary Capital Increase and the Creation of Participation Capital are registered in the daily journal (Tagebuch) of the commercial register of the Canton of Zug (the “Closing Date”).

6.2	Vollzugshandlungen | Closing Actions

Die Parteien nehmen bei Vollzug die folgenden Vollzugshandlungen vor:

The Parties shall carry out the following closing actions:

(a)	Allied World Bermuda nimmt alle nach dem Recht von Bermuda erforderlichen Handlungen vor (oder lässt diese vornehmen), und unterzeichnet und händigt alle nach diesem Recht erforderlichen Dokumente aus (oder veranlasst deren Unterzeichnung und Aushändigung), um die Allied World Bermuda Aktien rechtswirksam an Allied World Schweiz auszugeben, mittels Sacheinlage in Allied World Schweiz einzubringen und nach Eintragung der Sacheinlage in das Handelsregister diese als Aktionärin in das Aktienregister einzutragen.

Allied World Bermuda shall take, or cause to be taken, all actions and shall execute and deliver, or cause to be executed and delivered, all documents necessary pursuant to the laws of Bermuda to achieve the legally effective issuance and allotment of the Allied World Bermuda Shares to Allied World Switzerland and their contribution by way of a contribution in kind. Allied World Switzerland, upon registration of the Contribution in Kind in the commercial register, will be registered as the holder of the Allied World Bermuda Shares in its register of members.

(b)	Allied World Bermuda, welche im eigenen Namen aber auf Rechnung der Aktionäre von Allied World Bermuda, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“non-voting common shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung handelt, zeichnet alle neu auszugebenden Allied World Schweiz Aktien und alle neu auszugebenden Allied World Schweiz Partizipationsscheine in Übereinstimmung mit Artikel 630 und Artikel 650 des Schweizerischen Obligationenrechts (OR).

Nach Ausgabe der Allied World Schweiz Aktien und der Allied World Schweiz Partizipationsscheine an Allied World Bermuda, die im eigenen Namen aber auf Rechnung der Aktionäre der Allied World Bermuda, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“common non-voting shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung handelt, nimmt der Umtauschagent auf Instruktion von Allied World Bermuda alle erforderlichen Handlungen vor, oder lässt diese vornehmen, um die an Allied World Bermuda ausgegebenen Allied World Schweiz Aktien und Allied World Schweiz Partizipationsscheine gemäss diesem Vertrag und entsprechend dem Verteilschlüssel gemäss Präambel (C)(4) vorstehend rechtswirksam an die Aktionäre der Allied World Bermuda (wobei auf den Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement abgestellt wird, d.h. auf den Handelsschluss an der NYSE am [ • ] 2010) zu übertragen.

Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common shares outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and on its own account, shall subscribe to all Allied World Switzerland Shares and all Allied World Switzerland Participation Certificates to be newly issued in accordance with article 630 and article 650 of the Swiss Code of Obligations (CO).

Upon issuance of the Allied World Switzerland Shares and the Allied World Switzerland Participation Certificates to Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common shares outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and its own account, the Exchange Agent shall, on the instructions of Allied World Bermuda, take or cause to be taken such actions necessary to transfer the Allied World Switzerland Shares and the Allied World Switzerland Participation Certificates issued to Allied World Bermuda to the holders of Allied World Bermuda Shares outstanding immediately prior to the Scheme of Arrangement becoming effective (i.e., at the close of trading on the NYSE on [ • ], 2010), such transfers to occur in accordance with this Agreement and the allocation key set forth in Recital (C)(4) above.

(c)	Allied World Schweiz, handelnd durch den Verwaltungsrat bzw. die dazu ermächtigten Verwaltungsratsmitglieder oder, soweit gesetzlich zulässig, bevollmächtigte Mitarbeiter oder Vertreter, nimmt alle nach schweizerischem Gesellschaftsrecht erforderlichen Schritte vor, um die Allied World Schweiz Aktien und die Allied World Schweiz Partizipationsscheine rechtswirksam auszugeben, insbesondere:

Allied World Switzerland, acting through the board of directors or authorized members of the board of directors or, if legally permissible, through authorized officers or representatives, shall take all actions necessary under Swiss corporate law to achieve the legally effective issuance of the Allied World Switzerland Shares and the Allied World Switzerland Participation Certificates, in particular:

(i)	Gibt der Verwaltungsrat den Kapitalerhöhungsbericht gemäss Artikel 652e OR ab;

The board of directors shall adopt the report on the capital increase in accordance with article 652e CO;

(ii)	Veranlasst der Verwaltungsrat die Revisionsstelle der Allied World Schweiz, die Prüfungsbestätigung gemäss Artikel 652f OR abzugeben;

The board of directors shall cause the auditor of Allied World Switzerland to release the audit confirmation in accordance with article 652f CO;

(iii)	Nimmt der Verwaltungsrat den Zeichnungsschein von Allied World Bermuda entgegen;

The board of directors shall accept the subscription form of Allied World Bermuda;

(iv)	Beschliesst der Verwaltungsrat die Durchführung der Ordentlichen Kapitalerhöhung und der Schaffung von Partizipationskapital und stellt in öffentlicher Urkunde fest, dass die Bedingungen von Art. 652g OR erfüllt sind; und

The board of directors shall resolve on the implementation of the Ordinary Capital Increase and of the Creation of Participation Capital and declare by way of a public deed that the conditions set forth in article 652g CO have been satisfied; and

(v)	Reicht der Verwaltungsrat eine Handelsregisteranmeldung betreffend die Zusammenlegung, die Ordentliche Kapitalerhöhung und die Schaffung von Partizipationskapital sowie die übrigen von der Ausserordentlichen Generalversammlung genehmigten Änderungen der Statuten von Allied World Bermuda, einschliesslich (ohne Einschränkung) die Schaffung eines genehmigten und eines bedingten Kapitals, ein, zusammen mit den entsprechenden Belegen;

The board of directors shall apply for registration of the Consolidation, the Ordinary Capital Increase and the Creation of Participation Capital as well as the other amendments to the articles of association of Allied World Switzerland, as approved at the Extraordinary General Meeting, including, without limitation, the creation of authorized and conditional capital, together with the relevant annexes.

7.	Allgemeine Bestimmungen | General Provisions

7.1	Kosten | Costs

Die im Zusammenhang mit dem Abschluss dieses Vertrags und dem Vollzug der gemäss diesen Vertrag vorgesehenen Transaktionen anfallenden Kosten trägt Allied World Schweiz.

The costs incurred in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby shall be borne by Allied World Switzerland.

7.2	Sprache | Language

Falls sich zwischen der deutschen und der englischen Fassung dieses Vertrags Abweichungen ergeben, gilt die deutsche Fassung.

In the event of deviations between the English and the German version of this Agreement, the German version shall prevail.

7.3	Anwendbares Recht und Gerichtsstand | Applicable Law and Place of Jurisdiction

Dieser Vertrag untersteht schweizerischem Recht. Gerichtsstand ist Zug, Schweiz.

This Agreement shall be governed by and construed in accordance with Swiss law. Place of jurisdiction is Zug, Switzerland

SIGNATORIES

Place, Date:	Allied World Assurance Company Holdings, Ltd

	Name:	Name:

Place, Date:	Allied World Assurance Company Holdings, AG

	Name:	Name:

SPECIAL COURT-ORDERED MEETING OF VOTING COMMON
SHAREHOLDERS
OF
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
10:00 a.m. (Local Time)
[•], 2010
27 RICHMOND ROAD
PEMBROKE HM 08, BERMUDA
▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼
PROXY
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Meeting Details
     PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD (THE “COMPANY”) IN CONNECTION WITH THE COMPANY’S SPECIAL COURT-ORDERED MEETING OF VOTING COMMON SHAREHOLDERS TO BE HELD ON [•], 2010 (THE “SPECIAL COURT-ORDERED MEETING OF VOTING COMMON SHAREHOLDERS”) AT 10:00 A.M. (LOCAL TIME) AT 27 RICHMOND ROAD, PEMBROKE HM 08, BERMUDA.
     The undersigned shareholder of the Company hereby acknowledges receipt of the Notice of Special Court-Ordered Meeting of Voting Common Shareholders and Proxy Statement, each dated [•], 2010, and hereby appoints Scott A. Carmilani and Wesley D. Dupont, as proxy, each with the power to appoint his substitute, and authorizes them to represent and vote as designated herein, all of the voting common shares, par value $0.03 per share, of the Company (“Voting Common Shares”) held of record on [•], 2010 by the undersigned shareholder of the Company at the Special Court-Ordered Meeting of Voting Common Shareholders, and at any adjournment or postponement thereof, with respect to the matters listed on this Proxy. In their discretion, the Proxies are authorized to vote such Voting Common Shares upon such other business as may properly come before the Special Court-Ordered Meeting of Voting Common Shareholders.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY
(Continued, and to be marked, dated and signed as instructed on the other side)

Allied World Assurance Company Holdings, Ltd

SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE
QUICK * * * EASY * * * IMMEDIATE
As a shareholder of Allied World Assurance Company Holdings, Ltd, you have the option of voting your shares by a proxy appointed electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Voting instructions submitted electronically over the Internet or by telephone must be received by 7:00 p.m. Eastern Time, on [•], 2010.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by Mail:
Call 1 (866) 894-0537
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touchtone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares	OR	Mark, sign and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY FOR ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD SPECIAL COURT-ORDERED MEETING OF VOTING COMMON SHAREHOLDERS [•], 2010
THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.
Please mark your votes like this	☒

A.	To approve the Scheme of Arrangement attached to the accompanying Proxy Statement as Annex A.	☐	FOR	☐	AGAINST	☐	ABSTAIN
IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE FOR EACH OF THE PROPOSALS SET FORTH ON THIS PROXY.
B.	To approve the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement.
☐ FOR    ☐ AGAINST     ☐ ABSTAIN
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING
  ☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2010.
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SPECIAL COURT-ORDERED MEETING OF NON-VOTING COMMON
SHAREHOLDERS
OF
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
10:30 a.m. (Local Time)
[•], 2010
27 RICHMOND ROAD
PEMBROKE HM 08, BERMUDA
▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼
PROXY
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Meeting Details
      PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD (THE “COMPANY”) IN CONNECTION WITH THE COMPANY’S SPECIAL COURT-ORDERED MEETING OF NON-VOTING COMMON SHAREHOLDERS TO BE HELD ON [•], 2010 (THE “SPECIAL COURT-ORDERED MEETING OF NON-VOTING COMMON SHAREHOLDERS”) AT 10:30 A.M. (LOCAL TIME) AT 27 RICHMOND ROAD, PEMBROKE HM 08, BERMUDA.
      The undersigned shareholder of the Company hereby acknowledges receipt of the Notice of Special Court-Ordered Meeting of Non-Voting Common Shareholders and Proxy Statement, each dated [•], 2010, and hereby appoints Scott A. Carmilani and Wesley D. Dupont, as proxy, each with the power to appoint his substitute, and authorizes them to represent and vote as designated herein, all of the non-voting common shares, par value $0.03 per share, of the Company (“Non-Voting Common Shares”) held of record on [•], 2010 by the undersigned shareholder of the Company at the Special Court-Ordered Meeting of Non-Voting Common Shareholders, and at any adjournment or postponement thereof, with respect to the matters listed on this Proxy. In their discretion, the Proxies are authorized to vote such Non-Voting Common Shares upon such other business as may properly come before the Special Court-Ordered Meeting of Non-Voting Common Shareholders.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY
(Continued, and to be marked, dated and signed as instructed on the other side)

Allied World Assurance Company Holdings, Ltd

SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE
QUICK * * * EASY * * * IMMEDIATE
As a shareholder of Allied World Assurance Company Holdings, Ltd, you have the option of voting your shares by a proxy appointed electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Voting instructions submitted electronically over the Internet or by telephone must be received by 7:00 p.m. Eastern Time, on [•], 2010.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by Mail:
Call 1 (866) 894-0537
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touchtone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY FOR ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD SPECIAL COURT-ORDERED MEETING OF NON-VOTING COMMON SHAREHOLDERS [•], 2010
THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.
Please mark your votes like this	☒

A.	To approve the Scheme of Arrangement attached to the accompanying Proxy Statement as Annex A.	☐	FOR	☐	AGAINST	☐	ABSTAIN
IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE FOR EACH OF THE PROPOSALS SET FORTH ON THIS PROXY.
B.	To approve the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement.
☐ FOR    ☐ AGAINST     ☐ ABSTAIN
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING
  ☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2010.
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.